As Filed with the Securities and Exchange Commission on April 26, 2006

REGISTRATION NO. 333-82957

811-05846

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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POST-EFFECTIVE AMENDMENT NO. 13

TO

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

AND

AMENDMENT NO. 72

TO

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(Name of Depositor)

ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS, MASSACHUSETTS 02481

(Address of Depositor's Principal Executive Offices)

DEPOSITOR'S TELEPHONE NUMBER: (781) 237-6030

SANDRA M. DADALT, ASSISTANT VICE PRESIDENT AND SENIOR COUNSEL

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

112 WORCESTER STREET, SC 4290

WELLESLEY HILLS, MASSACHUSETTS 02481

(Name and Address of Agent for Service)

COPIES OF COMMUNICATIONS TO:

THOMAS C. LAUERMAN, ESQ.

JORDEN BURT LLP

1025 THOMAS JEFFERSON STREET, N.W.

SUITE 400 EAST

WASHINGTON, D.C. 20007-0805

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/X/ on May 1, 2006 pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on (date) pursuant to paragraph (a)(1)of Rule 485

If appropriate check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

PROSPECTUS

MAY 1, 2006

FUTURITY ACCOLADE

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options, depending upon when you purchased your Contract. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):

Large-Cap Value Equity Funds	Mid-Cap Blend Equity Funds
AllianceBernstein VPS Growth and Income Portfolio	OpCap Mid Cap Portfolio[1]
Franklin Templeton VIP Trust Templeton Foreign	Mid-Cap Growth Equity Funds
Securities Fund - Class 2	AIM V.I. Dynamics Fund
Franklin Templeton VIP Trust Templeton Growth	Lord Abbett Series Fund International Portfolio
Securities Fund - Class 2	SCSM Blue Chip Mid Cap Fund
Lord Abbett Series Fund Growth and Income Portfolio	Small-Cap Blend Equity Funds
MFS/Sun Life Total Return - S Class	JPMorgan Small Company Portfolio[3]
OpCap Equity Portfolio[1]	OpCap Small Cap Portfolio[1]
OpCap Managed Portfolio[1]	Small-Cap Growth Equity Funds
Large-Cap Blend Equity Funds	AIM V.I. Small Cap Growth Fund[8]
AIM V.I. Capital Appreciation Fund	Alger American Small Capitalization Portfolio[2]
AIM V.I. Core Equity Fund	AllianceBernstein VP Small Cap Growth Portfolio
Alger American Income & Growth Portfolio[2]	Goldman Sachs Structured VIT Small Cap Equity Fund[3,7]
AllianceBernstein VPS International Growth Portfolio[4]	MFS/ Sun Life New Discovery - S Class
Fidelity VIP Overseas Portfolio, Service Class 2	Small-Cap Value Equity Funds
Goldman Sachs VIT Structured U.S. Equity Fund[6]	SCSM Oppenheimer Main Street Small Cap Fund[5]
Goldman Sachs VIT Growth and Income Fund[3]	Multi-Cap Equity Funds
JPMorgan International Opportunities Portfolio[3]	Sun Capital ®All Cap Fund
JPMorgan U.S. Large Cap Core Equity Portfolio[3]	Specialty Funds
MFS/ Sun Life Massachusetts Investors Trust - S Class	AllianceBernstein VPS Global Technology Portfolio
Rydex VT Nova Fund	MFS/ Sun Life Utilities - S Class
SCSM Davis Venture Value Fund	Sun Capital Real Estate Fund®
Large-Cap Growth Equity Funds	High-Quality Intermediate-Term Bond Funds
AIM V.I. International Growth Fund	PIMCO VIT Total Return Portfolio
Alger American Growth Portfolio[2]	Sun Capital Investment Grade Bond Fund®
AllianceBernstein VPS Large Cap Growth Portfolio	High-Quality Long-Term Bond Funds
Fidelity VIP Contrafund® Portfolio, Service Class 2	MFS/ Sun Life Government Securities - S Class
Fidelity VIP Growth Portfolio, Service Class 2	PIMCO VIT Real Return Portfolio
Goldman Sachs VIT Capital Growth Fund	Medium-Quality Intermediate-Term Bond Funds
Goldman Sachs VIT International Equity Fund[3]	PIMCO VIT Emerging Markets Bond Portfolio
MFS/ Sun Life Capital Appreciation - S Class	Low-Quality Short-Term Bond Fund
MFS/ Sun Life Emerging Growth - S Class	MFS/ Sun Life High Yield - S Class
MFS/ Sun Life Massachusetts Investors Growth	Low-Quality Intermediate-Term Bond Fund
Stock - S Class	PIMCO VIT High Yield Portfolio
Rydex VT OTC Fund	Money Market Fund
Mid-Cap Value Equity Funds	Sun Capital Money Market Fund®
First Eagle VFT Overseas Variable Series
Lord Abbett Series Fund Mid Cap Value Portfolio

________________________________________
1 Not available to Contracts issued on or after July 17, 2000.
2 Not available for further investment after May 1, 2002.
3 Not available to Contracts issued on or after May 1, 2001.
4 Formerly known as the AllianceBernstein VP Worldwide Privatization Portfolio.
5 Formerly known as the SCSM Value Small Cap Fund.
6 Formerly known as Goldman Sachs VIT CORESM U.S. Equity Fund.
7 Formerly known as Goldman Sachs VIT CORESM Small Cap Equity Fund.
8 Name change effective July 3, 2006. Formerly known as AIM V.I. Small Company Growth Fund.

A I M Advisors, Inc., advises the AIM Variable Insurance Funds with INVESCO Funds Group, Inc., serving as sub-investment advisor to the AIM V.I. Dynamics Fund. AllianceBernstein L.P., advises the AllianceBernstein VPS Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Fund Trust. Fidelity® Management & Research Company advises the Fidelity VIP Portfolios. Fred Alger Management, Inc., advises the Alger American Funds. Goldman Sachs Asset Management, L.P., advises the Goldman Sachs VIT Funds. J.P. Morgan Investment Management Inc., advises the J.P. Morgan Series Trust II Portfolios. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company advises the MFS/Sun Life Funds. OpCap Advisors advises the OpCap Funds. Pacific Investment Management Company LLC advises the PIMCO Portfolios. Rydex Investments advises the Rydex VT Portfolios. Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Davis Venture Value Fund (sub-advised by Davis Advisors); SCSM Oppenheimer Main Street Small Cap Fund (sub-advised by OppenheimerFunds, Inc.); and the SCSM Blue Chip Mid Cap Fund (sub-advised by Wellington Management Company, LLP). Templeton® Investment Counsel, LLC, advises Templeton Foreign Securities Fund and Templeton® Global Advisors Limited advises Templeton Growth Securities Fund

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Series Fund prospectus carefully before investing and keep them for future reference. They contain important information about the Contract and the Funds.

We have filed a Statement of Additional Information dated May 1, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 48 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Expenses associated with contracts offering a bonus credit may be higher than those associated with contracts that do not offer a bonus credit. The bonus credit may be more than offset by the charges associated with the credit.

Any reference in this prospectus to receipt by us means receipt at the following address:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Special Terms *

Product Highlights *

Fees and Expenses *

Example *

Condensed Financial Information *

The Annuity Contract *

Communicating to Us About Your Contract *

Sun Life Assurance Company of Canada (U.S.) *

The Variable Account *

Variable Account Options: The Funds *

The Fixed Account *

The Fixed Account Options: The Guarantee Periods *

The Accumulation Phase *

Issuing Your Contract *

Amount and Frequency of Purchase Payments *

Allocation of Net Purchase Payments *

Your Account *

Your Account Value *

Purchase Payment Interest *

Variable Account Value *

Fixed Account Value *

Transfer Privilege *

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates *

Other Programs *

Withdrawals, Withdrawal Charge and Market Value Adjustment *

Cash Withdrawals *

Withdrawal Charge *

Types of Withdrawals Not Subject to Withdrawal Charge *

Market Value Adjustment *

Contract Charges *

Account Fee *

Administrative Expense Charge *

Mortality and Expense Risk Charge *

Charges for Optional Death Benefit Riders *

Premium Taxes *

Fund Expenses *

Modification in the Case of Group Contracts *

Death Benefit *

Amount of Death Benefit *

The Basic Death Benefit *

Optional Death Benefit Riders *

Spousal Continuance *

Calculating the Death Benefit *

Method of Paying Death Benefit *

Non-Qualified Contracts *

Selection and Change of Beneficiary *

Payment of Death Benefit *

Due Proof of Death *

The Income Phase -- Annuity Provisions *

Selection of the Annuitant or Co-Annuitant *

Selection of the Annuity Commencement Date *

Annuity Options *

Selection of Annuity Option *

Amount of Annuity Payments *

Exchange of Variable Annuity Units *

Account Fee *

Annuity Payment Rates *

Annuity Options as Method of Payment for Death Benefit *

Other Contract Provisions *

Exercise of Contract Rights *

Change of Ownership *

Voting of Fund Shares *

Periodic Reports *

Substitution of Securities *

Change in Operation of Variable Account *

Splitting Units *

Modification *

Discontinuance of New Participants *

Reservation of Rights *

Right to Return *

Tax Considerations *

U.S. Federal Income Tax Considerations *

Puerto Rico Tax Considerations *

Administration of the Contracts *

Distribution of the Contracts *

Performance Information *

Available Information *

Incorporation of Certain Documents by Reference *

State Regulation *

Legal Proceedings *

Financial Statements *

Table of Contents of Statement of Additional Information *

Appendix A - Glossary *

Appendix B - Withdrawals, Withdrawal Charges and the Market Value Adjustment *

Appendix C - Calculation of Basic Death Benefit *

Appendix D - Calculation of Earnings Enhancement Optional Death Benefit *

Appendix E - Calculation of Death Benefit When EEB and MAV and 5% Roll-Up Riders are Selected *

Appendix F - Calculation of Earnings Enhancement Plus Optional Death Benefit *

Appendix G - Calculation of Earnings Enhancement Plus with MAV Optional Death Benefit *

Appendix H - Calculation of Earnings Enhancement Plus with 5% Roll-Up Optional Death Benefit *

Appendix I - Calculation of Purchase Payment Interest (Bonus Credit) *

Appendix J - Investment Options and Expenses for Initial Class Shares *

Appendix K - Condensed Financial Information *

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Futurity Accolade Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing one or more of the optional death benefit riders.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments of at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million. In addition, we will credit your Contract with interest, which we refer to as "Purchase Payment Interest", at a rate of 2% to 5% of each Purchase Payment based upon the interest rate option you choose when you apply for your Contract.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate series of securities portfolio of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

During the Accumulation Phase, we deduct a $35 Annual Account Fee, if your Account Value is less than $100,000 on your Account Anniversary. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year. After the fifth Contract Year, we may increase the fee, but it will never exceed $50.

We deduct a mortality and expense risk charge of 1.30% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect one or more of the optional death benefit riders, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.15% to 0.40% of the average daily value of your Contract, depending upon which optional death benefit rider(s) you elected.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds, depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Contract Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing one or more of the optional death benefit riders available in your state. If you are 85 or younger on your Contract Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Contract Date, the basic death benefit is equal to the Surrender Value. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. This "free withdrawal amount" equals the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) your Contract earnings in the prior Account Year and (2) 10% of all Purchase Payments made in the last 7 Account Years (including the current Account Year). All other Purchase Payments are subject to the withdrawal charge. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you can cancel your Contract within 10 days after receiving it (or later if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:

            Sun Life Assurance Company of Canada (U.S.)

            P. O. Box 9133

            Wellesley Hills , Massachusetts 02481

            Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Withdrawal Charge (as a percentage of purchase payments):	8%*

Maximum Fee Per Transfer (currently $0):	$15**

Premium Taxes
(as a percentage of Certificate Value or total purchase payments):	0% - 3.5%***
*	Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
	0-1	8%
	1-2	8%
	2-3	7%
	3-4	7%
	4-5	6%
	5-6	5%
	6-7	4%
	7 or more	0%

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

**

Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

***

The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 50*

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets)
Mortality and Expense Risks Charge:	1.30%**
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.45%

Charges for Optional Features
Maximum Charge for Optional Death Benefit Rider:	0.40%***

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit Riders:	1.85%

*

The Annual Account Fee is currently $35. After the fifth Account Year, the fee may be changed annually, but it will never be greater than $50. The fee is waived if 100% of your Account Value has been allocated only to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

**

After annuitization, the sum of the mortality and expense risks charge and the administrative expenses charge will never be greater than 1.45% of average daily net Variable Account assets, regardless of your age on the Open Date. (See "Mortality and Expense Risks Charge.")

***	The optional death benefit riders are defined under "Death Benefit." The charge varies depending upon the rider selected as follows:
Rider(s) Elected	% of Average Daily Net Assets
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus MAV"	0.40%
"EEB Plus 5% Roll-Up"	0.40%

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.65%	2.74%
*	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

**

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2007. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration are 0.65% and 1.66%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $35,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$1,199	$2,072	$2,955	$4,934
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$479	$1,442	$2,415	$4,934

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ('Variable Accumulation Units') is included in the back of this Prospectus as Appendix K.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Owner of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the Owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under Your Contract until you withdraw them. However, if you purchase you Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling 1-888-786-2435 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts.

These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios and the Rydex Funds, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations or transfers into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the "Covered Person" dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

Purchase Payment Interest

We will credit your Contract with interest, which we refer to as "Purchase Payment Interest", at the rate you selected when you applied for the Contract. Currently, we offer 2 interest rate options:

OPTION A: The 2% Five -Year Anniversary Interest Option -- Under this option we will credit your Contract with interest at a rate of 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, if you chose this option, we will credit your Contract with interest at a rate of 2% of the Account Value at the end of every Fifth-Year Anniversary.

OPTION B: The 3%, 4%, or 5% Interest Option -- Under this option we will credit your Contract with interest at the following rates:
●	3% of each Purchase Payment if the sum of all Purchase Payments, reduced by the sum of all withdrawals (your "Net Purchase Payments"), is less than $100,000 on the day we receive the Purchase Payment;

●	4% of each Purchase Payment if your Net Purchase Payments is $100,000 or more but less than $500,000 on the day we receive the Purchase Payment; and

●	5% of each Purchase Payment if your Net Purchase Payments are $500,000 or more on the day we receive the Purchase Payment.

If you chose this Option B, there may be an additional credit paid at the end of the first Account Year. If your Net Purchase Payments at the end of your first Account Year are greater than or equal to $100,000, but less than $500,000, and some of your Net Purchase Payment(s) received a credit of 3% (rather than 4%), then an additional 1% will be paid on the amount of Net Purchase Payments that received the 3% credit. Similarly, if your Net Purchase Payments at the end of your first Account Year are greater than or equal to $500,000 and some of your Purchase Payment(s) received a credit of either 3% or 4% (rather than 5%), then an additional 2% or 1% will be paid on the amount of Net Purchase Payments that received a 3% credit or a 4% credit, respectively.

We credit Purchase Payment Interest during the same Valuation Period in which we receive the Purchase Payment. We allocate the Purchase Payment Interest to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated. For any additional 1% or 2% interest credit under Option B or any Fifth-Year Anniversary credit under Option A, we allocate the credit on a pro rata basis to all Sub-Accounts and/or Guarantee Periods in which you are invested, excluding any Guarantee Periods established to support a dollar-cost averaging program. Any additional interest adjustments will be credited on your Account Anniversary.

The Contracts are designed to give the most value to Participants with long-term investment goals. We will deduct the "Adjusted" Purchase Payment Interest if the Contract is returned during the "free look period." For a description of the free look period and Adjusted Purchase Payment Interest, see "Right to Return." For examples of how we calculate Purchase Payment Interest, see Appendix I.

We may credit Purchase Payment Interest at rates other than those described above on Contracts sold to officers, directors and employees of the Company or its affiliates, registered representatives, and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. The Company expects to make a profit on Purchase Payment Interest from the mortality and expense risk charge.

We may also credit the Purchase Payment Interest rates described above using different Net Purchase Payment dollar amount thresholds. Any change in the Net Purchase Payment dollar amount thresholds will be offered to all Participants on a prospective basis.

See "Tax Considerations -- Qualified Retirement Plans," if this Contract is to be purchased in connection with a tax qualified plan under Section 401(a) of the Code or a tax deferred annuity arrangement under Section 403(b) of the Code.

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, from a Net Purchase Payment, Purchase Payment Interest, or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) has elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically renew your Guarantee Amount into the next available Guarantee Period.

""     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to its Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before its Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive than the Company's policy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:
●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative services charge, or the annual Account Fee, credit additional amounts, or grant special Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically (including a portion of the Purchase Payment Interest) to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned (excluding Purchase Payment Interest).

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Series Trust's Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program is treated as commencing a new dollar-cost averaging program may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are "static" programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. Under the Interest out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Principal Return Program

Under the Principal Return Program, we divide your Purchase Payments and Purchase Payment Interest between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment and Purchase Payment Interest necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment and Purchase Payment Interest will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment and Purchase Payment Interest (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge," below), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment," below). Withdrawals also may have adverse federal income tax consequences, including a10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit amount. In calculating the amount payable under the death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn, plus the greater of:
●	your Contract's earnings (defined below) during the prior Account Year; and

●	10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year.

Any portion of the "free withdrawal amount" that you do not use in an Account Year is not cumulative; that is, it will not be carried forward or available for use in future years.

Your Contract's earnings during the prior Account Year are equal to:
●	the difference between your Account Value at the end of the prior Account Year and your Account Value at the beginning of the prior Account Year, minus

●	any Purchase Payments made during the prior Account Year, plus

●	any partial withdrawals and charges taken during the prior Account Year.

For an example of how we calculate the "free withdrawal amount", see Appendix B.

     Order of Withdrawal

When you make a withdrawal, we consider the oldest remaining Purchase Payment to be withdrawn first, then the next oldest, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7 year period and moves down a declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account. The Withdrawal Charge scale is as follows:

Number of Account Years
Payment Has Been	Withdrawal
in Your Account	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	7%
4-5	6%
5-6	5%
6-7	4%
7+	0%

For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 7% regardless of the issue date of the Contract.

The withdrawal charge will never be greater than 8% of the excess of Purchase Payments you make under your Contract over the "free withdrawal amount," as defined above.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:
●	at least one year has passed since we issued your Contract,

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state, and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit (except under the Cash Surrender method), or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted by the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

where:
I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J

is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b

is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and /or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $35 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. In Account Years 1through 5, the Account Fee is $35. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:
●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is more than $100,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30%. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the Account Fee and administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We expect to make a profit on the excess expense charge associated with the Purchase Payment Interest. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

Charges for Optional Death Benefit Riders

If you elect an optional death benefit rider, we will deduct a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.
% of Average
Rider(S) You Elect*	Daily Net Assets
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus with MAV"	0.40%
"EEB Plus with 5% Roll-Up"	0.40%

                                          *As defined below

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at anytime, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectus(es) and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If you die during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on your date of death, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of your death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:
(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Purchase Payments (adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, the basic death benefit may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the basic death benefit by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional Benefit to you. Please refer to "Impact of Optional Death Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing this optional Benefit.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under the "basic death benefit" above, or

●

your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under the basic death benefit above, or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:
●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

     Earnings Enhancement ("EEB") Rider

If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:
●

If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

●

If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

     Earnings Enhancement Plus ("EEB Plus") Rider

If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:
●

If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

●

If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus With MAV ("EEB Plus MAV") Rider

If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:
●

If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●

If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus With 5% Roll-Up ("EEB Plus 5% Roll-Up") Rider

If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:
●

If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●

If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Selecting Multiple Death Benefit Riders

The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:
●	MAV Rider combined with 5% Roll-Up Rider: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

●

MAV Rider combined with EEB Rider: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

●

EEB Rider combined with 5% Roll-Up Rider: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

●

MAV Rider, the 5% Roll-Up Rider and the EEB Rider: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

The EEB Plus, EEB Plus MAV and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

Spousal Continuance

If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a value equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, the surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the basic death benefit or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the basic death benefit or under any of the optional death benefit riders, your Account Value will be increased by the excess, if any, of that amount over option (1) of the basic death benefit. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Sun Capital Money Market Sub-Account (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Owner's spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:
●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
●	The earliest possible Annuity Commencement Date is the first day of the first month following your first Account Anniversary.

●

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:
●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, in our discretion.

      Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

      Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 10 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

      Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

      Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for Annuitization Units which have annual insurance charges of 1.45% of your Account's average daily net assets. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $35 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Options elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership may affect the availability of optional death benefit riders or the expenses incurred with the optional death benefit riders.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933.We will also send such statements reflecting transactions in your Account as maybe required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contracts. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute shares of another Fund or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must beat least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value less the Adjusted Purchase Payment Interest. The Adjusted Purchase Payment Interest that may be deducted is equal to the lesser of:
●	the portion of the Account Value that is attributable to any Purchase Payment Interest, and

●	all Purchase Payment Interest.

This means you receive any gain on Purchase Payment Interest and we bear any loss. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments. and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Contract Owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the Contract. For this purpose, the amount of the "investment in the contract" is not affected by the Owner's or Annuitant's death, i.e., the investment in the Contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includible in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the Contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:
●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution, or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax-qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult a qualified tax professional.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code Requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider. If this were to occur, election of an optional rider could cause any withdrawal to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional rider, you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements.. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts", "Withholding" and "Non-Qualified Contracts". You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2003, 2004, and 2005, approximately $143,256, $47,475, and $39,156, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some Sub-Accounts.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Funds in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period since we started offering the Sub-Accounts under the Futurity products or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Futurity products. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of$1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges, the annual Account Fee, or any Purchase Payment Interest, although such figures do reflect all recurring charges. If such figures were calculated to reflect Purchase Payment Interest credited, the calculation would also reflect any withdrawal charges made. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Fund.

Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (7-day period for the Sun Capital Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contract. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contract, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024,Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus).Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Tax-Deferred Accumulation
Advertising and Sales Literature
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2006, which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, MA 02481

Please send me a Statement of Additional Information for
MFS Regatta Extra Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name

Address

City	State Zip

Telephone

APPENDIX A

GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for receiving annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there are co-Owners of a Non-Qualified Contract, the surviving co-Owner will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY: ("WE," "US," "SUN LIFE (U.S.)") Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract or Certificate issued under a Group Contract.

CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

FIFTH-YEAR ANNIVERSARY: The fifth Account Anniversary and each succeeding Account Anniversary occurring at any five year interval thereafter; for example, the 10th, 15th, and 20th Account Anniversaries.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This is also the term used to describe the total contribution made to the Contract minus the total withdrawals.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are 2 Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract at a rate of 2% to 5% of each purchase payment based upon the size of the investment or Account Value or the interest rate option chosen at the time of application.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B

WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.
Account Year	Hypothetical Account Value	Annual Earnings	Cumulative Annual Earnings	Free Withdrawal Amount	Payment Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a) 1	$41,000	$1,000	$ 1,000	$ 4,000	$36,000	8.00%	$2,880
2	$45,100	$4,100	$ 5,100	$ 4,000	$36,000	8.00%	$2,880
3	$49,600	$4,500	$ 9,600	$ 4,100	$35,900	7.00%	$2,513
(b) 4	$52,100	$2,500	$12,100	$ 4,500	$35,500	7.00%	$2,485
5	$57,300	$5,200	$17,300	$ 4,000	$36,000	6.00%	$2,160
6	$63,000	$5,700	$23,000	$ 5,200	$34,800	5.00%	$1,740
7	$66,200	$3,200	$26,200	$ 5,700	$34,300	4.00%	$1,372
(c) 8	$72,800	$6,600	$32,800	$40,000	$ 0	0.00%	$ 0
(a)

The free withdrawal amount in any year is equal to the amount of any Purchase Payments made prior to the last 7 Account Years ("Old Payments") that were not previously withdrawn plus the greater of (1) the Contract's earnings during the prior Account Year, and (2) 10% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $36,000, which equals the New Payments of $40,000 minus the free withdrawal amount of $4,000.

(b)	In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $35,500.

(c)

In Account Year 8, the free withdrawal amount is $40,000, which equals 100% of the Purchase Payment of $40,000. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,100, $9,000, $12,000, and $20,000.
					Remaining
					Free
	Hypothetical				Withdrawal	Amount of
	Account				Amount	Withdrawal
	Value				Before	Subject to	Withdrawal	Withdrawal
	Before		Cumulative	Amount of	Charge	Withdrawal	Charge	Charge
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount
1	$41,000	$1,000	$ 1,000	$ 0	$4,000	$ 0	8.00%	$ 0
2	$45,100	$4,100	$ 5,100	$ 0	$4,000	$ 0	8.00%	$ 0
3	$49,600	$4,500	$ 9,600	$ 0	$4,100	$ 0	7.00%	$ 0
(a) 4	$50,100	$ 500	$10,100	$ 4,100	$4,500	$ 0	7.00%	$ 0
(b) 4	$46,800	$ 800	$10,900	$ 9,000	$ 400	$ 8,600	7.00%	$ 602
(c) 4	$38,400	$ 600	$11,500	$12,000	$ 0	$12,000	7.00%	$ 840
(d) 4	$26,800	$ 400	$11,900	$20,000	$ 0	$14,900	7.00%	$1,043
(a)

In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. The partial withdrawal amount of $4,100 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $4,100 was taken, the remaining free withdrawal amount in Account Year 4 is $4,500 - $4,100 = $400. Therefore, $400 of the $9,000 withdrawal is not subject to a withdrawal charge, and $8,600 is subject to a withdrawal charge.

(c)

Since the total of the two prior Account Year 4 partial withdrawals($13,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. The entire withdrawal amount of $12,000 is subject to a withdrawal charge.

(d)

Since the total of the three prior Account Year 4 partial withdrawals($25,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. Since the total amount of New Purchase Payments was $40,000 and $25,100 of New Payments has already been surrendered, only $14,900 of this $20,000 withdrawal comes from liquidating Purchase Payments. The remaining $5,100 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.

Note that since all of the Purchase Payments were liquidated by the final withdrawal of $20,000, the total withdrawal charge for the four Account Year 4 withdrawals is $2,485, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page. Any additional Account Year 4 withdrawals in the example shown on this page would come from the liquidating of earnings and would not be subject to a withdrawal charge.

Part 2 -- Fixed Account -- Examples of the Market Value Adjustment ("MVA")

      The MVA Factor is: [(1 + I) / (1 + J + b)] ^ (N/12) -1

      These examples assume the following:
●	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

●	The date of surrender is 2 years from the Expiration Date (N = 24).

●	The value of the Guarantee Amount on the date of surrender is $11,910.16.

●	The interest earned in the current Account Year is $674.16.

●	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

●	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

      Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.
The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .08)] ^ (24/12) - 1
=	(.981^ 2) -1
=	.963 -1
=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) X -.037 = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X -.037 = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.
The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .05)] ^ (24/12) - 1
=	(1.010^ 2) -1
=	1.019 -1
=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) X .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C

CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Variable Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	=	$ 80,000.00
Cash Surrender Value*	=	$ 74,365.00
Purchase Payments	=	$100,000.00
The Basic Death Benefit would therefore be:		$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Variable Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	=	$60,000.00
Cash Surrender Value*	=	$55,165.00
Adjusted Purchase Payments**	=	$75,000.00
The Basic Death Benefit would therefore be:		$75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value.

For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:

Payments X (Account Value after withdrawal divided by Account Value before withdrawal)

$100,000.00 X ($60,000.00 divided by $80,000.00)  = $75,000

APPENDIX D

CALCULATION OF EARNINGS ENHANCEMENT OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$131,400
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore be		$135,000

~ plus ~

The EEB amount calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
40% of the above amount	=	$14,000
Cap of 40% of Adjusted Purchase Payments	=	$40,000
The lesser of the above two amounts = the EEB amount	=	$14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$111,400
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

~ plus ~

The EEB amount calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
40% of the above amount	=	$11,926
Cap of 40% of Adjusted Purchase Payments	=	$34,074
The lesser of the above two amounts = the EEB amount	=	$11,926

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:

Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX E

CALCULATION OF DEATH BENEFIT WHEN EEB AND MAV AND 5% ROLL-UP RIDERS ARE SELECTED

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $131,400
Total of Adjusted Purchase Payments	= $100,000
5% Premium Roll-Up Value	= $140,000
Maximum Anniversary Value	= $142,000
The Death Benefit Amount would therefore	= $142,000

         ~ plus ~

The EEB amount calculated as follows:
Account Value minus Adjusted Purchase Payments	= $35,000
40% of the above amount	= $14,000
Cap of 40% of Adjusted Purchase Payments	= $40,000
The lesser of the above two amounts = the EEB amount	= $14,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX F

CALCULATION OF EARNINGS ENHANCEMENT PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$131,400
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

    ~ plus ~

The EEB Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
40% of the above amount	=	$ 14,000
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Plus amount	=	$ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G

CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$131,400
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

    ~ plus ~

The EEB Plus amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted Purchase Payments	=	$ 40,000
40% of the above amount	=	$ 16,000
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Plus amount	=	$ 16,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H

CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$131,400
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

     ~ plus ~

The EEB Plus amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted Purchase Payments	=	$ 40,000
40% of the above amount	=	$ 16,000
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Plus amount	=	$ 16,000

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I

CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT)

Example 1: Option A

If you select Option A, the 2% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made during the first Account Year. On each fifth Account Anniversary, we will credit additional Purchase Payment Interest of 2% based on your Account Value, illustrated below:

Initial Purchase Payment of $50,000.00 receives 2% Purchase Payment Interest of $1,000.00.

Subsequent Purchase Payment in the first Account Year of $20,000.00 receives 2% Purchase Payment Interest of $400.00.

Suppose the Account had not gained any earnings or interest during the first 5 Account Years and the Account Value is $71,400.00 (sum of all Purchase Payments and Purchase Payment Interest), we will credit your Account with an additional 2% ($1,428.00).

Using the same Purchase Payments as above, suppose your value on the fifth Account Anniversary is $74,970.00. We will credit your account with an additional 2% of Purchase Payment Interest (equal to $1,499.40).

This 2% Purchase Payment Interest will occur on every fifth Account Anniversary (i.e., 5th, 10th, 15th).

Example 2: Option B with no withdrawals

If you select Option B, the 3% Bonus Option the amount we will credit to your Contract depends on the size of your Net Purchase Payments. The scale is as follow:

Net Purchase Payments less than $100,000.00 will receive	3%
Net Purchase Payments between $100,000.00 through $499,999.99 will receive	4%
Net Purchase Payments greater than or equal to $500,000.00 will receive	5%

Therefore, if your initial investment is $50,000.00, your Purchase Payment Interest will equal 3% of $50,000, or $1500.00.

If you make additional Payments that cause your total Net Purchase Payments to exceed $100,000.00, these Purchase Payments will receive either a 4% or 5% bonus, using the above scale. As an example:

Initial Purchase Payment of $50,000.00 will receive 3% Purchase Payment Interest. A second Purchase Payment of $80,000.00 will result in Net Purchase Payments of $130,000.00. Thus, the $80,000.00 will receive Purchase Payment Interest of 4% equal to $3,200.00.

Suppose a third Purchase Payment of $400,000.00 is made. This will bring the Net Purchase Payments to $530,000.00. This $400,000.00 will receive Purchase Payment Interest of 5% equal to $20,000.00.

This Account now has total Net Purchase Payments of $530,000.00 and total Purchase Payment Interest of $24,700.00.

In addition to the Purchase Payment Interest paid at the time of each Payment, we will review your first Account Anniversary to ensure that all Net Purchase Payments received the Purchase Payment Interest as described in the above scale. Using the above scenario as an example, upon the first Account Anniversary, we will credit your Account an additional $1800.00, which is equal to:

Total Net Purchase Payments of $530,000.00 x 5%	=	$26,500.00
Total Purchase Payment Interest received	=	$24,700.00

First Account Anniversary Adjustment	=	$ 1,800.00

Example 3: Option B with a Withdrawal

Using the same example as above, suppose that before the first Account Anniversary you make a withdrawal of $20,000.00. The annual Purchase Payment Interest adjustment would be calculated as follows:

Because your Net Purchase Payments are $510,000.00 ($530,000.00 - $20,000.00 withdrawal), your Purchase Payment Interest on all Net Purchase Payments should be 5%.

Your initial Payment of $50,000.00 received	3%
Your second Payment of $80,000.00 received	4%
Your third Payment of $400,000.00 received the	5%

Your first two Payments minus the withdrawal will receive additional Purchase Payment Interest. This will bring your total Net Purchase Payments up to 5%.

$50,000.00 X 2%	= $1,000.00
$80,000.00 - $20,000.00 = $60,000.00 x 1%	= $ 600.00
Total credit due	= $1,600.00

On your First Account Anniversary we will credit your Account with an additional Purchase Payment Interest of $1600.00.

APPENDIX J

INVESTMENT OPTIONS AND EXPENSES FOR INITIAL CLASS SHARES

The MFS/Sun Life Series Trust Fund options shown in this prospectus are the "Service Class" shares of the Trust. The Service Class was first offered for sale on August 27, 2001. All Contracts purchased on or after that date are invested in the Service Class.

Each MFS/Sun Life Series Trust Fund also has an "Initial Class" of shares. All Contracts purchased before August 27, 2001, are invested in the "Initial Class." The following Initial Class Funds are available to Owners of such Contracts:
Large-Cap Value Equity Funds	Small-Cap Growth Equity Funds
MFS/Sun Life Total Return Series	MFS/ Sun Life New Discovery Series
Large-Cap Blend Equity Funds	Specialty Funds
MFS/ Sun Life Massachusetts Investors Trust Series	MFS/ Sun Life Utilities Series
Large-Cap Growth Equity Funds	High Quality Intermediate-Term Bond Funds
MFS/ Sun Life Capital Appreciation Series	MFS/ Sun Life Government Securities Series
MFS/ Sun Life Emerging Growth Series	Low-Quality Intermediate-Term Bond Fund
MFS/ Sun Life Massachusetts Investors Growth	MFS/ Sun Life High Yield Series
Stock Series

The shares of the Initial Class have the same investment objectives, policies, and strategies as the shares of the Service Class. The only differences between the two classes are their expense ratios, which are 0.25% lower for the Initial Class shares.

APPENDIX K

CONDENSED FINANCIAL INFORMATION

The following information for FUTURITY ACCOLADE should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown. Subsequent values are shown for each period, unless there was no balance or transaction for the last day of the period, in which case no value is shown for the end of that period or the beginning of the next period.

		Accumulation	Accumulation	Number of
		Unit Value	Unit Value	Accumulation
		Beginning	End	Units End
	Year	of Year	of Year	of Year
AIM V.I. Capital Appreciation Fund - Level 1
	2005	9.1226	9.7851	223,122
	2004	8.6819	9.1226	293,905
	2003	6.8017	8.6819	312,372
	2002	9.1242	6.8017	315,219
	2001	12.0693	9.1242	404,267
	2000	13.7461	12.0693	364,264
	1999	10.0000	13.7461	27,793

AIM V.I. Capital Appreciation Fund - Level 2
	2005	9.0572	9.7003	309,895
	2004	8.6329	9.0572	377,726
	2003	6.7736	8.6329	412,646
	2001	9.1004	6.7736	487,591
	2002	12.0562	9.1004	592,086
	2000	10.0000	12.0562	550,010
AIM V.I. Capital Appreciation Fund - Level 3
	2005	9.0140	9.6442	248,793
	2004	8.6004	9.0140	332,119
	2003	6.7549	8.6004	377,352
	2002	9.0845	6.7549	446,548
	2001	12.0476	9.0845	558,578
	2000	10.0000	12.0476	442,625
AIM V.I. Capital Appreciation Fund - Level 4
	2005	8.9491	9.5602	90,363
	2004	8.5516	8.9491	95,776
	2003	6.7269	8.5516	86,123
	2002	9.0607	6.7269	87,658
	2001	12.0345	9.0607	84,473
	2000	10.0000	12.0345	104,182

AIM V.I. Growth Fund - Level 1
	2005	6.0465	6.4046	364,944
	2004	5.6693	6.0465	428,976
	2003	4.3833	5.6693	478,735
	2002	6.4436	4.3833	662,139
	2001	9.8906	6.4436	418,761
	2000	12.6219	9.8906	374,178
	1999	10.0000	12.6219	71,866

AIM V.I. Growth Fund - Level 2
	2005	6.0032	6.3491	382,608
	2004	5.6373	6.0032	503,284
	2003	4.3652	5.6373	631,288
	2002	6.4268	4.3652	746,796
	2001	9.8799	6.4268	584,676
	2000	10.0000	9.8799	581,508
AIM V.I. Growth Fund - Level 3
	2005	5.9745	6.3124	357,600
	2004	5.6161	5.9745	427,498
	2003	4.3532	5.6161	520,422
	2002	6.4156	4.3532	658,982
	2001	9.8728	6.4156	483,783
	2000	10.0000	9.8728	455,997

AIM V.I. Growth Fund - Level 4
	2005	5.9315	6.2574	86,219
	2004	5.5842	5.9315	117,885
	2003	4.3351	5.5842	121,794
	2002	6.3988	4.3351	166,595
	2001	9.8621	6.3988	140,249
	2000	10.0000	9.8621	131,424

AIM V. I. Core Equity Fund - Level 1
	2005	8.9249	9.2631	137,574
	2004	8.3112	8.9249	182,353
	2003	6.7782	8.3112	217,445
	2002	8.1476	6.7782	251,795
	2001	10.7150	8.1476	349,444
	2000	12.7245	10.7150	329,965
	1999	10.0000	12.7245	41,234

AIM V. I. Core Equity Fund - Level 2
	2005	8.8610	9.1829	373,816
	2004	8.2643	8.8610	400,151
	2003	6.7502	8.2643	436,890
	2002	8.1263	6.7502	453,107
	2001	10.7035	8.1263	510,706
	2000	10.0000	10.7035	329,965

AIM V. I. Core Equity Fund - Level 3
	2005	8.8187	9.1298	218,773
	2004	8.2332	8.8187	253,806
	2003	6.7316	8.2332	284,820
	2002	8.1122	6.7316	332,186
	2001	10.6958	8.1122	388,251
	2000	10.0000	10.6958	332,258
AIM V. I. Core Equity Fund - Level 4
	2005	8.7552	9.0502	79,724
	2004	8.1865	8.7552	94,209
	2003	6.7036	8.1865	103,321
	2002	8.0909	6.7036	131,807
	2001	10.6842	8.0909	169,179
	2000	10.0000	10.6842	134,929

AIM V. I. International Growth Fund - Level 1
	2005	9.7712	11.3564	200,313
	2004	7.9959	9.7712	233,736
	2003	6.2865	7.9959	261,541
	2002	7.5648	6.2865	279,811
	2001	10.0395	7.5648	522,237
	2000	13.8416	10.0395	517,391
	1999	10.0000	13.8416	40,021

AIM V. I. International Growth Fund - Level 2
	2005	9.7012	11.2580	306,071
	2004	7.9507	9.7012	318,373
	2003	6.2605	7.9507	345,402
	2002	7.5450	6.2605	440,187
	2001	10.0286	7.5450	652,050
	2000	10.0000	10.0286	636,071

AIM V. I. International Growth Fund - Level 3
	2005	9.6549	11.1928	238,949
	2004	7.9208	9.6549	241,083
	2003	6.2432	7.9208	265,332
	2002	7.5319	6.2432	324,750
	2001	10.0214	7.5319	516,971
	2000	10.0000	10.0214	456,696

AIM V. I. International Growth Fund - Level 4
	2005	9.5854	11.0954	65,285
	2004	7.8759	9.5854	61,537
	2003	6.2173	7.8759	67,528
	2002	7.5121	6.2173	81,527
	2001	10.0105	7.5121	181,053
	2000	10.0000	10.0105	80,488

AIM V. I. Premier Equity Fund - Level 1
	2005	7.8121	8.1345	45,599
	2004	7.4947	7.8121	47,429
	2003	6.0800	7.4947	47,271
	2002	8.8465	6.0800	43,699
	2001	10.0000	8.8465	21,682

AIM V. I. Premier Equity Fund - Level 2
	2005	7.7685	8.0769	83,781
	2004	7.4643	7.7685	93,746
	2003	6.0646	7.4643	104,105
	2002	8.8375	6.0646	48,636
	2001	10.0000	8.8375	26,666

AIM V. I. Premier Equity Fund - Level 3
	2005	7.7396	8.0387	38,088
	2004	7.4441	7.7396	40,489
	2003	6.0543	7.4441	50,368
	2002	8.8315	6.0543	52,612
	2001	10.0000	8.8315	31,887

AIM V. I. Premier Equity Fund - Level 4
	2005	7.6962	7.9814	35,509
	2004	7.4138	7.6962	37,572
	2003	6.0388	7.4138	38,515
	2002	8.8225	6.0388	38,871
	2001	10.0000	8.8225	16,925

Alliance VPLarge Cap Growth Fund - Level 1
	2005	7.5635	8.5605	69,919
	2004	7.0839	7.5635	85,269
	2003	5.8266	7.0839	85,598
	2002	8.5491	5.8266	44,039
	2001	10.0000	8.5491	26,140

Alliance VP Large Cap Growth Fund - Level 2
	2005	7.5213	8.4999	48,378
	2004	7.0552	7.5213	64,566
	2003	5.8118	7.0552	62,434
	2002	8.5404	5.8118	35,168
	2001	10.0000	8.5404	27,141

Alliance VPLarge Cap Growth Fund - Level 3
	2005	7.4933	8.4597	94,701
	2004	7.0361	7.4933	90,677
	2003	5.8019	7.0361	100,090
	2002	8.5345	5.8019	72,788
	2001	10.0000	8.5345	60,780

Alliance VP Premier Growth Fund - Level 4
	2005	7.4513	8.3995	27,373
	2004	7.0074	7.4513	29,493
	2003	5.7871	7.0074	34,108
	2002	8.5258	5.7871	30,759
	2001	10.0000	8.5258	16,123

Alliance VP Technology Fund - Level 1
	2005	6.7905	6.9364	14,421
	2004	6.5571	6.7905	8,335
	2003	4.6272	6.5571	9,868
	2002	8.0690	4.6272	10,637
	2001	10.0000	8.0690	4,400

Alliance VP Technology Fund - Level 2
	2005	6.7526	6.8873	26,514
	2004	6.5305	6.7526	35,351
	2003	4.6155	6.5305	43,678
	2002	8.0608	4.6155	6,661
	2001	10.0000	8.0608	4,753

Alliance VP Technology Fund - Level 3
	2005	6.7275	6.8547	9,984
	2004	6.5128	6.7275	7,563
	2003	4.6076	6.5128	57,545
	2002	8.0553	4.6076	8,871
	2001	10.0000	8.0553	8,494

Alliance VP Technology Fund - Level 4
	2005	6.6898	6.8059	9,455
	2004	6.4863	6.6898	10,069
	2003	4.5959	6.4863	12,506
	2002	8.0470	4.5959	12,999
	2001	10.0000	8.0470	8,239

Alliance VP Growth and Income Fund - Level 1
	2005	10.1235	10.4356	214,098
	2004	9.2363	10.1235	239,620
	2003	7.0902	9.2363	253,108
	2002	9.2554	7.0902	204,029
	2001	10.0000	9.2554	153,121

Alliance VP Growth and Income Fund - Level 2
	2005	10.0670	10.3617	182,446
	2004	9.1988	10.0670	227,888
	2003	7.0722	9.1988	261,056
	2002	9.2460	7.0722	228,332
	2001	10.0000	9.2460	83,661

Alliance VP Growth and Income Fund - Level 3
	2005	10.0296	10.3127	205,287
	2004	9.1740	10.0296	197,401
	2003	7.0602	9.1740	190,164
	2002	9.2397	7.0602	150,029
	2001	10.0000	9.2397	168,454
Alliance VP Growth and Income Fund - Level 4
	2005	9.9734	10.2393	146,241
	2004	9.1366	9.9734	184,714
	2003	7.0422	9.1366	386,174
	2002	9.2302	7.0422	290,725
	2001	10.0000	9.2302	58,471

Alliance VP Worldwide Privatization Fund - Level 1
	2005	13.8824	16.4935	36,928
	2004	11.3630	13.8824	25,894
	2003	8.0590	11.3630	15,454
	2002	8.5417	8.0590	14,316
	2001	10.0000	8.5417	2,792

Alliance VP Worldwide Privatization Fund - Level 2
	2005	13.8051	16.3767	42,750
	2004	11.3170	13.8051	41,629
	2003	8.0386	11.3170	16,673
	2002	8.5330	8.0386	15,808
	2001	10.0000	8.5330	1,533

Alliance VP Worldwide Privatization Fund - Level 3
	2005	13.7537	16.2993	47,638
	2004	11.2863	13.7537	15,512
	2003	8.0249	11.2863	7,864
	2002	8.5272	8.0249	4,607
	2001	10.0000	8.5272	0

Alliance VP Worldwide Privatization Fund - Level 4
	2005	13.6767	16.1833	64,577
	2004	11.2403	13.6767	51,352
	2003	8.0044	11.2403	33,388
	2002	8.5184	8.0044	16,639
	2001	10.0000	8.5184	4,851

Alliance Bernstein VP Small Cap Growth Portfolio - Level 1
	2005	10.3946	10.7419	9,812
	2004	9.2215	10.3946	8,027
	2003	6.2936	9.2215	2,296
	2002	9.4007	6.2936	3,119
	2001	10.0000	9.4007	24,698

Alliance Bernstein VP Small Cap Growth Portfolio - Level 2
	2005	10.3367	10.6659	9,001
	2004	9.1841	10.3367	11,784
	2003	6.2776	9.1841	13,774
	2001	9.3912	6.2776	3,837
	2000	10.0000	9.3912	177
Alliance Bernstein VP Small Cap Growth Portfolio - Level 3
	2005	10.2982	10.6154	8,851
	2004	9.1592	10.2982	6,307
	2003	6.2670	9.1592	9,505
	2002	9.3848	6.2670	4,546
	2001	10.0000	9.3848	3,271

Alliance Bernstein VP Small Cap Growth Portfolio - Level 4
	2005	10.2405	10.5399	399
	2004	9.1219	10.2405	427
	2003	6.2510	9.1219	137
	2002	9.3752	6.2510	143
	2001	10.0000	9.3752	175

First Eagle Overseas Variable Fund - Level 1
	2005	20.8316	24.9354	290,137
	2004	16.5870	20.8316	269,773
	2003	11.1405	16.5870	249,363
	2002	10.0000	11.1405	200,859

First Eagle Overseas Variable Fund - Level 2
	2005	20.7603	24.8124	263,304
	2004	16.5554	20.7603	237,735
	2003	11.1362	16.5554	211,535
	2002	10.0000	11.1362	184,481

First Eagle Overseas Variable Fund - Level 3
	2005	20.7129	24.7307	351,076
	2004	16.5344	20.7129	311,427
	2003	11.1334	16.5344	226,488
	2002	10.0000	11.1334	234,351

First Eagle Overseas Variable Fund - Level 4
	2005	20.6417	24.6081	253,473
	2004	16.5029	20.6417	329,521
	2003	11.1291	16.5029	338,283
	2002	10.0000	11.1291	260,708

Fidelity VIP Contrafund Portfolio - Level 1
	2005	12.0804	13.8877	159,406
	2004	10.6449	12.0804	106,553
	2003	8.4257	10.6449	91,551
	2002	9.4582	8.4257	99,347
	2001	10.0000	9.4582	22,298

Fidelity VIP Contrafund Portfolio - Level 2
	2005	12.0131	13.7894	198,247
	2004	10.6018	12.0131	158,278
	2003	8.4043	10.6018	112,148
	2002	9.4485	8.4043	90,815
	2001	10.0000	9.4485	19,770

Fidelity VIP Contrafund Portfolio - Level 3
	2005	11.9684	13.7242	170,454
	2004	10.5731	11.9684	132,292
	2003	8.3901	10.5731	97,962
	2002	9.4421	8.3901	69,622
	2001	10.0000	9.4421	15,538

Fidelity VIP Contrafund Portfolio - Level 4
	2005	11.9014	13.6266	207,322
	2004	10.5300	11.9014	158,956
	2003	8.3687	10.5300	150,586
	2002	9.4325	8.3687	133,237
	2001	10.0000	9.4325	15,457

Fidelity VIP Growth Portfolio - Level 1
	2005	7.9096	8.2241	378,118
	2004	7.7833	7.9096	396,668
	2003	5.9587	7.7833	337,686
	2002	8.6745	5.9587	284,409
	2001	10.0000	8.6745	255,944

Fidelity VIP Growth Portfolio - Level 2
	2005	7.8655	8.1659	326,212
	2004	7.7517	7.8655	369,462
	2003	5.9435	7.7517	306,078
	2002	8.6657	5.9435	243,202
	2001	10.0000	8.6657	201,440

Fidelity VIP Growth Portfolio - Level 3
	2005	7.8362	8.1273	318,296
	2004	7.7307	7.8362	322,218
	2003	5.9334	7.7307	294,826
	2002	8.6598	5.9334	266,375
	2001	10.0000	8.6598	232,466

Fidelity VIP Growth Portfolio - Level 4
	2005	7.7923	8.0694	352,750
	2004	7.6992	7.7923	451,687
	2003	5.9183	7.6992	588,225
	2002	8.6509	5.9183	434,513
	2001	10.0000	8.6509	132,165

Fidelity VIP Overseas Portfolio - Level 1
	2005	9.9203	11.6132	62,544
	2004	8.8839	9.9203	58,490
	2003	6.3022	8.8839	64,693
	2002	8.0396	6.3022	46,317
	2001	10.0000	8.0396	187,550

Fidelity VIP Overseas Portfolio - Level 2
	2005	9.8650	11.5310	40,661
	2004	8.8478	9.8650	61,988
	2003	6.2862	8.8478	53,776
	2002	8.0314	6.2862	55,950
	2001	10.0000	8.0314	164,066
Fidelity VIP Overseas Portfolio - Level 3
	2005	9.8283	11.4764	19,771
	2004	8.8239	9.8283	21,038
	2003	6.2755	8.8239	53,363
	2002	8.0260	6.2755	41,666
	2001	10.0000	8.0260	225,636
Fidelity VIP Overseas Portfolio - Level 4
	2005	9.7732	11.3948	89,130
	2004	8.7879	9.7732	95,028
	2003	6.2595	8.7879	93,671
	2002	8.0177	6.2595	87,227
	2001	10.0000	8.0177	110,149

Alger American Growth Portfolio - Level 1
	2005	8.3390	9.2075	221,961
	2004	8.0211	8.3390	303,534
	2003	6.0217	8.0211	337,993
	2002	9.1190	6.0217	420,734
	2001	10.4940	9.1190	595,201
	2000	12.4941	10.4940	529,124
	1999	10.0000	12.4941	77,992

Alger American Growth Portfolio - Level 2
	2005	8.2793	9.1277	292,785
	2004	7.9759	8.2793	388,290
	2003	5.9969	7.9759	525,505
	2002	9.0952	5.9969	621,101
	2001	10.4827	9.0952	788,724
	2000	10.0000	10.4827	734,515
Alger American Growth Portfolio - Level 3
	2005	8.2398	9.0749	168,277
	2004	7.9458	8.2398	217,516
	2003	5.9803	7.9458	237,432
	2002	9.0794	5.9803	297,207
	2001	10.4751	9.0794	434,498
	2000	10.0000	10.4751	332,438
Alger American Growth Portfolio - Level 4
	2005	8.1805	8.9959	95,207
	2004	7.9008	8.1805	108,223
	2003	5.9555	7.9008	119,587
	2002	9.0556	5.9555	142,303
	2001	10.4638	9.0556	149,963
	2000	10.0000	10.4638	172,900

Alger American Income & Growth Portfolio - Level 1
	2005	10.5933	10.7991	160,128
	2004	9.9676	10.5933	186,929
	2003	7.7897	9.9676	211,874
	2002	11.4725	7.7897	265,606
	2001	13.5887	11.4725	422,986
	2000	13.9651	13.5887	312,754
	1999	10.0000	13.9651	25,358

Alger American Income & Growth Portfolio - Level 2
	2005	10.5175	10.7055	151,723
	2004	9.9114	10.5175	175,855
	2003	7.7576	9.9114	219,191
	2002	11.4426	7.7576	265,718
	2001	13.5740	11.4426	381,861
	2000	10.0000	13.5740	327,313
	1999

Alger American Income & Growth Portfolio - Level 3
	2005	10.4672	10.6436	204,702
	2004	9.8741	10.4672	258,721
	2003	7.7362	9.8741	324,773
	2002	11.4227	7.7362	351,192
	2001	13.5643	11.4227	429,521
	2000	10.0000	13.5643	293,926

Alger American Income & Growth Portfolio - Level 4
	2005	10.3920	10.5509	41,514
	2004	9.8181	10.3920	47,192
	2003	7.7041	9.8181	53,372
	2002	11.3928	7.7041	74,632
	2001	13.5496	11.3928	85,598
	2000	10.0000	13.5496	35,295

Alger American Small Capitalization Portfolio - Level 1
	2005	7.8164	9.0038	52,786
	2004	6.8042	7.8164	63,504
	2003	4.8504	6.8042	75,799
	2002	6.6714	4.8504	96,359
	2001	9.6050	6.6714	136,983
	2000	13.3871	9.6050	139,481
	1999	10.0000	13.3871	12,969

Alger American Small Capitalization Portfolio - Level 2
	2005	7.7604	8.9258	112,237
	2004	6.7658	7.7604	134,529
	2003	4.8303	6.7658	181,311
	2002	6.6540	4.8303	241,658
	2001	9.5946	6.6540	290,065
	2000	10.0000	9.5946	302,011

Alger American Small Capitalization Portfolio - Level 3
	2005	7.7233	8.8741	40,852
	2004	6.7403	7.7233	57,202
	2003	4.8170	6.7403	70,480
	2002	6.6424	4.8170	93,095
	2001	9.5877	6.6424	108,735
	2000	10.0000	9.5877	104,834

Alger American Small Capitalization Portfolio - Level 4
	2005	7.6677	8.7968	28,243
	2004	6.7020	7.6677	30,638
	2003	4.7970	6.7020	35,120
	2002	6.6249	4.7970	45,531
	2001	9.5773	6.6249	47,965
	2000	10.0000	9.5773	30,840

Goldman Sachs VIT CORE Large Cap Growth Fund - Level 1
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	7.5251	10.0000	0
	2001	9.6377	7.5251	170,439
	2000	12.6147	9.6377	149,477
	1999	10.0000	12.6147	17,289
Goldman Sachs VIT CORE Large Cap Growth Fund - Level 2
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	7.5055	10.0000	0
	2001	9.6273	7.5055	224,721
	2000	10.0000	9.6273	226,264

Goldman Sachs VIT CORE Large Cap Growth Fund - Level 3
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	7.4924	10.0000	0
	2001	9.6203	7.4924	221,641
	2000	10.0000	9.6203	171,187

Goldman Sachs VIT CORE Large Cap Growth Fund - Level 4
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	7.4727	10.0000	0
	2001	9.6099	7.4727	29,392
	2000	10.0000	9.6099	63,547

Goldman Sachs VIT CORE Small Cap Equity Fund - Level 1
	2005	17.1867	17.9661	34,454
	2004	14.9923	17.1867	26,861
	2003	10.4193	14.9923	42,185
	2002	12.4337	10.4193	34,663
	2001	12.0710	12.4337	38,998
	2000	12.0375	12.0710	30,176
	1999	10.0000	12.0375	1,775

Goldman Sachs VIT CORE Small Cap Equity Fund - Level 2
	2005	17.0637	17.8105	33,864
	2004	14.9078	17.0637	38,641
	2003	10.3763	14.9078	54,919
	2002	12.4013	10.3763	53,848
	2001	12.0580	12.4013	60,241
	2000	10.0000	12.0580	43,518
Goldman Sachs VIT CORE Small Cap Equity Fund - Level 3
	2005	16.9822	17.7075	23,964
	2004	14.8517	16.9822	21,821
	2003	10.3477	14.8517	31,606
	2002	12.3797	10.3477	32,237
	2001	12.0493	12.3797	36,912
	2000	10.0000	12.0493	23,117

Goldman Sachs VIT CORE Small Cap Equity Fund - Level 4
	2005	16.8601	17.5534	3,592
	2004	14.7675	16.8601	2,512
	2003	10.3048	14.7675	2,542
	2002	12.3472	10.3048	3,535
	2001	12.0363	12.3472	3,505
	2000	10.0000	12.0363	5,949

Goldman Sachs VIT CORE U.S. Equity Fund - Level 1
	2005	10.1236	10.6268	81,084
	2004	8.9375	10.1236	87,118
	2003	7.0044	8.9375	86,229
	2002	9.1000	7.0044	94,098
	2001	10.4871	9.1000	115,796
	2000	11.7733	10.4871	100,989
	1999	10.0000	11.7733	23,427

Goldman Sachs VIT CORE U.S. Equity Fund - Level 2
	2005	10.0511	10.5348	121,861
	2004	8.8871	10.0511	163,075
	2003	6.9755	8.8871	147,347
	2002	9.0763	6.9755	170,546
	2001	10.4758	9.0763	167,483
	2000	10.0000	10.4758	140,443
	1999

Goldman Sachs VIT CORE U.S. Equity Fund - Level 3
	2005	10.0031	10.4739	53,476
	2004	8.8537	10.0031	57,866
	2003	6.9562	8.8537	53,810
	2002	9.0605	6.9562	97,070
	2001	10.4683	9.0605	101,618
	2000	10.0000	10.4683	36,117
	1999

Goldman Sachs VIT CORE U.S. Equity Fund - Level 4
	2005	9.9312	10.3827	30,836
	2004	8.8035	9.9312	26,783
	2003	6.9274	8.8035	31,585
	2002	9.0367	6.9274	32,832
	2001	10.4570	9.0367	20,439
	2000	10.0000	10.4570	7,859

Goldman Sachs VIT Growth and Income Fund - Level 1
	2005	11.7893	12.0753	55,289
	2004	10.0702	11.7893	60,178
	2003	8.2167	10.0702	57,958
	2002	9.4039	8.2167	65,687
	2001	10.5260	9.4039	92,583
	2000	11.2057	10.5260	73,454
	1999	10.0000	11.2057	5,354

Goldman Sachs VIT Growth and Income Fund - Level 2
	2005	11.7049	11.9707	52,210
	2004	10.0134	11.7049	53,009
	2003	8.1828	10.0134	55,096
	2002	9.3794	8.1828	58,156
	2001	10.5147	9.3794	73,570
	2000	10.0000	10.5147	42,564

Goldman Sachs VIT Growth and Income Fund - Level 3
	2005	11.6490	11.9015	32,581
	2004	9.9757	11.6490	44,858
	2003	8.1602	9.9757	37,058
	2002	9.3631	8.1602	43,441
	2001	10.5071	9.3631	40,638
	2000	10.0000	10.5071	19,239

Goldman Sachs VIT Growth and Income Fund - Level 4
	2005	11.5653	11.7979	2,905
	2004	9.9192	11.5653	3,720
	2003	8.1264	9.9192	4,221
	2002	9.3386	8.1264	5,012
	2001	10.4957	9.3386	5,913
	2000	10.0000	10.4957	2,360

Goldman Sachs VIT International Equity Fund - Level 1
	2005	9.5292	10.6783	133,572
	2004	8.5208	9.5292	140,095
	2003	6.3813	8.5208	121,249
	2002	7.9292	6.3813	124,290
	2001	10.3510	7.9292	133,184
	2000	12.0983	10.3510	130,514
	1999	10.0000	12.0983	6,582

Goldman Sachs VIT International Equity Fund - Level 2
	2005	9.4609	10.5858	98,163
	2004	8.4727	9.4609	217,925
	2003	6.3549	8.4727	121,234
	2002	7.9085	6.3549	130,034
	2001	10.3398	7.9085	149,555
	2000	10.0000	10.3398	129,144
	1999

Goldman Sachs VIT International Equity Fund - Level 3
	2005	9.4157	10.5246	21,404
	2004	8.4408	9.4157	31,628
	2003	6.3374	8.4408	75,705
	2002	7.8948	6.3374	40,628
	2001	10.3323	7.8948	59,152
	2000	10.0000	10.3323	69,665
	1999

Goldman Sachs VIT International Equity Fund - Level 4
	2005	9.3480	10.4330	2,249
	2004	8.3929	9.3480	2,144
	2003	6.3111	8.3929	2,355
	2002	7.8741	6.3111	5,165
	2001	10.3211	7.8741	13,543
	2000	10.0000	10.3211	15,002

Goldman Sachs VIT Internet Tollkeeper Fund - Level 1
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	7.2032	10.0000	0
	2001	10.0000	7.2032	2,089

Goldman Sachs VIT Internet Tollkeeper Fund - Level 2
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	7.1958	10.0000	0
	2001	10.0000	7.1958	2,598

Goldman Sachs VIT Internet Tollkeeper Fund - Level 3
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	7.1909	10.0000	0
	2001	10.0000	7.1909	0

Goldman Sachs VIT Internet Tollkeeper Fund - Level 4
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	7.1835	10.0000	0
	2001	10.0000	7.1835	2,076

Goldman Sachs VIT Capital Growth Fund - Level 1
	2005	8.6154	8.7406	20,185
	2004	8.0142	8.6154	26,929
	2003	6.5720	8.0142	14,686
	2002	8.8132	6.5720	14,887
	2001	10.0000	8.8132	5,603

Goldman Sachs VIT Capital Growth Fund - Level 2
	2005	8.5673	8.6786	12,302
	2004	7.9817	8.5673	17,357
	2003	6.5553	7.9817	7,953
	2002	8.8042	6.5553	8,487
	2001	10.0000	8.8042	2,636

Goldman Sachs VIT Capital Growth Fund - Level 3
	2005	8.5354	8.6376	669
	2004	7.9600	8.5354	3,097
	2003	6.5442	7.9600	5,939
	2002	8.7982	6.5442	1,081
	2001	10.0000	8.7982	1,443

Goldman Sachs VIT Capital Growth Fund - Level 4
	2005	8.4876	8.5761	7,032
	2004	7.9276	8.4876	9,442
	2003	6.5275	7.9276	7,295
	2002	8.7892	6.5275	10,947
	2001	10.0000	8.7892	3,319

INVESCO VIF Dynamics Fund - Level 1
	2005	8.2096	8.9583	11,448
	2004	7.3503	8.2096	11,170
	2003	5.4115	7.3503	11,579
	2002	8.0634	5.4115	21,820
	2001	10.0000	8.0634	4,161

INVESCO VIF Dynamics Fund - Level 2
	2005	8.1639	8.8948	9,492
	2004	7.3205	8.1639	11,647
	2003	5.3978	7.3205	16,045
	2002	8.0552	5.3978	14,376
	2001	10.0000	8.0552	14,390

INVESCO VIF Dynamics Fund - Level 3
	2005	8.1335	8.8528	5,328
	2004	7.3007	8.1335	5,804
	2003	5.3886	7.3007	14,291
	2002	8.0497	5.3886	24,464
	2001	10.0000	8.0497	26,258
INVESCO VIF Dynamics Fund - Level 4
	2005	8.0879	8.7897	8,689
	2004	7.2709	8.0879	4,122
	2003	5.3748	7.2709	8,151
	2002	8.0415	5.3748	6,332
	2001	10.0000	8.0415	5,542

INVESCO VIF Small Company Growth Fund - Level 1
	2005	8.8514	9.1763	14,912
	2004	7.8862	8.8514	16,716
	2003	5.9971	7.8862	15,554
	2002	8.8343	5.9971	10,646
	2001	10.0000	8.8343	3,029

INVESCO VIF Small Company Growth Fund - Level 2
	2005	8.8020	9.1113	28,487
	2004	7.8542	8.8020	30,100
	2003	5.9818	7.8542	30,703
	2002	8.8252	5.9818	25,759
	2001	10.0000	8.8252	15,353

INVESCO VIF Small Company Growth Fund - Level 3
	2005	8.7693	9.0682	20,435
	2004	7.8329	8.7693	18,967
	2003	5.9717	7.8329	18,430
	2002	8.8193	5.9717	11,674
	2001	10.0000	8.8193	2,897

INVESCO VIF Small Company Growth Fund - Level 4
	2005	8.7201	9.0037	8,165
	2004	7.8010	8.7201	6,764
	2003	5.9564	7.8010	4,603
	2002	8.8102	5.9564	4,622
	2001	10.0000	8.8102	2,235

J.P. Morgan Series Trust II International Opportunities Portfolio - Level 1
	2005	9.5334	10.4002	32,759
	2004	8.1726	9.5334	44,358
	2003	6.2614	8.1726	50,908
	2002	7.7776	6.2614	76,980
	2001	9.7611	7.7776	96,812
	2000	11.7681	9.7611	76,078
	1999	10.0000	11.7681	10,730

J.P. Morgan Series Trust II International Opportunities Portfolio - Level 2
	2005	9.4652	10.3101	31,715
	2004	8.1265	9.4652	37,266
	2003	6.2355	8.1265	68,746
	2002	7.7573	6.2355	87,533
	2001	9.7506	7.7573	117,805
	2000	10.0000	9.7506	108,428

J.P. Morgan Series Trust II International Opportunities Portfolio - Level 3
	2005	9.4199	10.2505	19,842
	2004	8.0959	9.4199	21,292
	2003	6.2183	8.0959	21,746
	2002	7.7437	6.2183	24,481
	2001	9.7436	7.7437	57,419
	2000	10.0000	9.7436	56,808

J.P. Morgan Series Trust II International Opportunities Portfolio - Level 4
	2005	9.3521	10.1612	3,741
	2004	8.0500	9.3521	3,869
	2003	6.1925	8.0500	6,848
	2002	7.7234	6.1925	9,890
	2001	9.7330	7.7234	10,107
	2000	10.0000	9.7330	6,326

J.P. Morgan Series Trust II Small Company Portfolio - Level 1
	2005	14.0831	14.3536	28,371
	2004	11.2376	14.0831	34,331
	2003	8.3858	11.2376	35,981
	2002	10.8609	8.3858	34,803
	2001	11.9838	10.8609	51,579
	2000	13.7122	11.9838	57,006
	1999	10.0000	13.7122	5,598

J.P. Morgan Series Trust II Small Company Portfolio - Level 2
	2005	13.9823	14.2293	66,626
	2004	11.1742	13.9823	67,559
	2003	8.3511	11.1742	75,304
	2002	10.8326	8.3511	84,849
	2001	11.9709	10.8326	101,183
	2000	10.0000	11.9709	84,735

J.P. Morgan Series Trust II Small Company Portfolio - Level 3
	2005	13.9155	14.1470	39,344
	2004	11.1321	13.9155	42,113
	2003	8.3281	11.1321	37,826
	2002	10.8137	8.3281	42,071
	2001	11.9623	10.8137	48,112
	2000	10.0000	11.9623	24,022

J.P. Morgan Series Trust II Small Company Portfolio - Level 4
	2005	13.8154	14.0238	19,137
	2004	11.0690	13.8154	17,250
	2003	8.2936	11.0690	18,015
	2002	10.7853	8.2936	18,841
	2001	11.9493	10.7853	19,146
	2000	10.0000	11.9493	3,823

J.P. Morgan Series Trust II U.S. Large Cap Core Equity Portfolio - Level 1
	2005	8.8887	8.8784	38,919
	2004	8.2382	8.8887	46,535
	2003	6.5237	8.2382	58,345
	2002	8.7824	6.5237	58,232
	2001	10.1173	8.7824	99,457
	2000	11.5320	10.1173	83,819
	1999	10.0000	11.5320	6,455

J.P. Morgan Series Trust II U.S. Large Cap Core Equity Portfolio - Level 2
	2005	8.8251	8.8015	46,866
	2004	8.1917	8.8251	58,262
	2003	6.4967	8.1917	56,938
	2002	8.7595	6.4967	98,477
	2001	10.1064	8.7595	111,420
	2000	10.0000	10.1064	106,686

J.P. Morgan Series Trust II U.S. Large Cap Core Equity Portfolio - Level 3
	2005	8.7829	8.7506	23,522
	2004	8.1609	8.7829	38,667
	2003	6.4788	8.1609	38,664
	2002	8.7443	6.4788	91,185
	2001	10.0991	8.7443	34,847
	2000	10.0000	10.0991	25,548

J.P. Morgan Series Trust II U.S. Large Cap Core Equity Portfolio - Level 4
	2005	8.7198	8.6745	48,697
	2004	8.1146	8.7198	48,701
	2003	6.4520	8.1146	204,035
	2002	8.7213	6.4520	200,064
	2001	10.0882	8.7213	231,788
	2000	10.0000	10.0882	88,970

Lord Abbett Series Fund Growth and Income Portfolio - Level 1
	2005	13.8643	14.1074	636,499
	2004	12.4886	13.8643	652,562
	2003	9.6725	12.4886	612,828
	2002	11.9745	9.6725	586,297
	2001	13.0268	11.9745	571,453
	2000	11.4167	13.0268	245,260
	1999	10.0000	11.4167	55,559

Lord Abbett Series Fund Growth and Income Portfolio - Level 2
	2005	13.7651	13.9852	662,217
	2004	12.4182	13.7651	672,973
	2003	9.6326	12.4182	673,836
	2002	11.9433	9.6326	723,860
	2001	13.0128	11.9433	677,097
	2000	10.0000	13.0128	284,240

Lord Abbett Series Fund Growth and Income Portfolio - Level 3
	2005	13.6993	13.9043	714,749
	2004	12.3715	13.6993	723,833
	2003	9.6061	12.3715	688,351
	2002	11.9225	9.6061	644,024
	2001	13.0035	11.9225	675,575
	2000	10.0000	13.0035	222,884

Lord Abbett Series Fund Growth and Income Portfolio - Level 4
	2005	13.6008	13.7833	607,415
	2004	12.3014	13.6008	642,016
	2003	9.5663	12.3014	607,614
	2002	11.8913	9.5663	573,915
	2001	12.9894	11.8913	453,934
	2000	10.0000	12.9894	52,597

Lord Abbett Series Fund International - Level 1
	2005	10.5717	13.1935	19,607
	2004	8.8874	10.5717	11,292
	2003	6.3843	8.8874	6,957
	2002	7.8719	6.3843	2,914
	2001	10.0000	7.8719	2,079

Lord Abbett Series Fund International - Level 2
	2005	10.5128	13.1001	25,228
	2004	8.8514	10.5128	19,977
	2003	6.3681	8.8514	24,041
	2002	7.8638	6.3681	12,055
	2001	10.0000	7.8638	0

Lord Abbett Series Fund International - Level 3
	2005	10.4737	13.0382	45,063
	2004	8.8274	10.4737	30,357
	2003	6.3573	8.8274	1,307
	2002	7.8585	6.3573	1,322
	2001	10.0000	7.8585	216

Lord Abbett Series Fund International - Level 4
	2005	10.4151	12.9454	7,064
	2004	8.7915	10.4151	2,259
	2003	6.3411	8.7915	1,181
	2002	7.8504	6.3411	1,260
	2001	10.0000	7.8504	386

Lord Abbett Series Fund Mid Cap Value - Level 1
	2005	13.8541	14.7764	376,069
	2004	11.3336	13.8541	355,883
	2003	9.2182	11.3336	306,413
	2002	10.3684	9.2182	214,725
	2001	10.0000	10.3684	144,184

Lord Abbett Series Fund Mid Cap Value - Level 2
	2005	13.7769	14.6717	380,040
	2004	11.2876	13.7769	364,942
	2003	9.1948	11.2876	328,219
	2002	10.3579	9.1948	295,898
	2001	10.0000	10.3579	107,128
Lord Abbett Series Fund Mid Cap Value - Level 3
	2005	13.7257	14.6024	330,110
	2004	11.2571	13.7257	310,273
	2003	9.1793	11.2571	268,337
	2002	10.3508	9.1793	243,916
	2001	10.0000	10.3508	112,504

Lord Abbett Series Fund Mid Cap Value - Level 4
	2005	13.6488	14.4985	269,160
	2004	11.2112	13.6488	312,719
	2003	9.1558	11.2112	264,932
	2002	10.3402	9.1558	228,752
	2001	10.0000	10.3402	74,670

MFS/Sun Life Capital Appreciation S Class - Level 1
	2005	8.9159	8.8427	6,781
	2004	8.1668	8.9159	15,558
	2003	6.4565	8.1668	4,171
	2002	9.7147	6.4565	4,711
	2001	10.0000	9.7147	1,781

MFS/Sun Life Capital Appreciation S Class - Level 2
	2005	8.8706	8.7844	5,602
	2004	8.1377	8.8706	11,021
	2003	6.4433	8.1377	7,345
	2002	9.7096	6.4433	2,886
	2001	10.0000	9.7096	105

MFS/Sun Life Capital Appreciation S Class - Level 3
	2005	8.8404	8.7457	2,578
	2004	8.1183	8.8404	11,544
	2003	6.4345	8.1183	4,160
	2002	9.7062	6.4345	3,320
	2001	10.0000	9.7062	0

MFS/Sun Life Capital Appreciation S Class - Level 4
	2005	8.7952	8.6877	9,306
	2004	8.0892	8.7952	9,786
	2003	6.4212	8.0892	12,175
	2002	9.7010	6.4212	12,501
	2001	10.0000	9.7010	0

MFS/Sun Life Capital Appreciation Series - Level 1
	2005	7.9870	7.9437	113,944
	2004	7.3003	7.9870	146,231
	2003	5.7553	7.3003	155,574
	2002	8.6375	5.7553	152,349
	2001	11.7367	8.6375	191,038
	2000	13.4436	11.7367	238,956
	1999	10.0000	13.4436	4,427

MFS/Sun Life Capital Appreciation Series - Level 2
	2005	7.9298	7.8749	85,479
	2004	7.2591	7.9298	122,293
	2003	5.7315	7.2591	137,811
	2002	8.6150	5.7315	155,256
	2001	11.7240	8.6150	211,067
	2000	10.0000	11.7240	194,014
MFS/Sun Life Capital Appreciation Series - Level 3
	2005	7.8919	7.8292	103,616
	2004	7,2317	7.8919	106,378
	2003	5.7156	7,2317	125,690
	2002	8.5999	5.7156	135,469
	2001	11.7155	8.5999	198,657
	2000	10.0000	11.7155	169,686
MFS/Sun Life Capital Appreciation Series - Level 4
	2005	7.8352	7.7611	10,534
	2004	7.1907	7.8352	12,469
	2003	5.6920	7.1907	14,612
	2002	8.5774	5.6920	15,711
	2001	11.7029	8.5774	24,375
	2000	10.0000	11.7029	100,298

MFS/Sun Life Emerging Growth S Class - Level 1
	2005	9.0349	9.6966	6,674
	2004	8.1161	9.0349	7,818
	2003	6.2800	8.1161	32,338
	2002	9.7072	6.2800	26,017
	2001	10.0000	9.7072	25,551
MFS/Sun Life Emerging Growth S Class - Level 2
	2005	8.9890	9.6327	8,163
	2004	8.0871	8.9890	9,111
	2003	6.2671	8.0871	9,842
	2002	9.7021	6.2671	2,154
	2001	10.0000	9.7021	558

MFS/Sun Life Emerging Growth S Class - Level 3
	2005	8.9585	9.5902	9,820
	2004	8.0679	8.9585	8,887
	2003	6.2585	8.0679	10,722
	2002	9.6987	6.2585	9,309
	2001	10.0000	9.6987	0
MFS/Sun Life Emerging Growth S Class - Level 4
	2005	8.9127	9.5267	3,756
	2004	8.0389	8.9127	3,266
	2003	6.2456	8.0389	12,487
	2002	9.6936	6.2456	12,786
	2001	10.0000	9.6936	2,528

MFS/Sun Life Emerging Growth Series - Level 1
	2005	7.6508	8.2291	223,067
	2004	6.8558	7.6508	277,170
	2003	5.2904	6.8558	305,344
	2002	8.1556	5.2904	381,299
	2001	12.6513	8.1556	521,856
	2000	15.8653	12.6513	522,988
	1999	10.0000	15.8653	58,261
MFS/Sun Life Emerging Growth Series - Level 2
	2005	7.5960	8.1578	320,920
	2004	6.8171	7.5960	351,586
	2003	5.2685	6.8171	431,991
	2002	8.1343	5.2685	501,328
	2001	12.6377	8.1343	747,965
	2000	10.0000	12.6377	771,453
MFS/Sun Life Emerging Growth Series - Level 3
	2005	7.5596	8.1106	150,136
	2004	6.7914	7.5596	204,592
	2003	5.2540	6.7914	326,640
	2002	8.1201	5.2540	315,539
	2001	12.6286	8.1201	463,021
	2000	10.0000	12.6286	325,586

MFS/Sun Life Emerging Growth Series - Level 4
	2005	7.5053	8.0400	13,093
	2004	6.7529	7.5053	19,594
	2003	5.2322	6.7529	21,633
	2002	8.0988	5.2322	34,435
	2001	12.6149	8.0988	52,021
	2000	10.0000	12.6149	101,507

MFS/Sun Life Government Securities S Class - Level 1
	2005	11.1816	11.2409	138,850
	2004	10.9575	11.1816	159,242
	2003	10.9147	10.9575	171,875
	2002	10.1132	10.9147	145,366
	2001	10.0000	10.1132	9,783

MFS/Sun Life Government Securities S Class - Level 2
	2005	11.1247	11.1668	76,257
	2004	10.9184	11.1247	76,561
	2003	10.8923	10.9184	111,603
	2002	10.1078	10.8923	145,799
	2001	10.0000	10.1078	44,636

MFS/Sun Life Government Securities S Class - Level 3
	2005	11.0870	11.1177	67,944
	2004	10.8925	11.0870	66,085
	2003	10.8775	10.8925	73,087
	2002	10.1043	10.8775	86,681
	2001	10.0000	10.1043	33,913

MFS/Sun Life Government Securities S Class - Level 4
	2005	11.0304	11.0441	148,985
	2004	10.8535	11.0304	160,220
	2003	10.8551	10.8535	181,894
	2002	10.0990	10.8551	202,407
	2001	10.0000	10.0990	24,372

MFS/Sun Life Government Securities Series - Level 1
	2005	13.0291	13.1364	145,957
	2004	12.7422	13.0291	176,955
	2003	12.6577	12.7422	314,261
	2002	11.6972	12.6577	356,367
	2001	11.0472	11.6972	271,554
	2000	9.9962	11.0472	160,655
	1999	10.0000	9.9962	11,012
MFS/Sun Life Government Securities Series - Level 2
	2005	12.9360	13.0227	209,413
	2004	12.6704	12.9360	256,026
	2003	12.6055	12.6704	392,316
	2002	11.6668	12.6055	442,106
	2001	11.0352	11.6668	301,604
	2000	10.0000	11.0352	134,222
MFS/Sun Life Government Securities Series - Level 3
	2005	12.8742	12.9474	102,094
	2004	12.6227	12.8742	138,634
	2003	12.5708	12.6227	159,575
	2002	11.6465	12.5708	272,111
	2001	11.0273	11.6465	182,148
	2000	10.0000	11.0273	67,329

MFS/Sun Life Government Securities Series - Level 4
	2005	12.7816	12.8347	23,188
	2004	12.5512	12.7816	27,003
	2003	12.5187	12.5512	34,193
	2002	11.6160	12.5187	47,192
	2001	11.0153	11.6160	33,310
	2000	10.0000	11.0153	23,747
MFS/Sun Life High Yield S Class - Level 1
	2005	12.8260	12.8851	58,080
	2004	11.9002	12.8260	68,281
	2003	9.9625	11.9002	70,998
	2002	9.8804	9.9625	72,991
	2001	10.0000	9.8804	14,842

MFS/Sun Life High Yield S Class - Level 2
	2005	12.7608	12.8002	28,177
	2004	11.8578	12.7608	33,077
	2003	9.9421	11.8578	40,194
	2002	9.8752	9.9421	33,859
	2001	10.0000	9.8752	9,774

MFS/Sun Life High Yield S Class - Level 3
	2005	12.7176	12.7439	44,638
	2004	11.8297	12.7176	44,171
	2003	9.9285	11.8297	49,352
	2002	9.8717	9.9285	44,358
	2001	10.0000	9.8717	17,007

MFS/Sun Life High Yield S Class - Level 4
	2005	12.6526	12.6595	68,107
	2004	11.7873	12.6526	80,121
	2003	9.9081	11.7873	87,558
	2002	9.8665	9.9081	95,884
	2001	10.0000	9.8665	48,873

MFS/Sun Life High Yield Series - Level 1
	2005	12.3940	12.4828	78,234
	2004	11.4810	12.3940	92,624
	2003	9.5931	11.4810	136,312
	2002	9.4783	9.5931	158,693
	2001	9.4527	9.4783	302,577
	2000	10.2886	9.4527	265,229
	1999	10.0000	10.2886	44,229
MFS/Sun Life High Yield Series - Level 2
	2005	12.3054	12.3747	139,289
	2004	11.4163	12.3054	185,435
	2003	9.5535	11.4163	213,445
	2002	9.4536	9.5535	222,109
	2001	9.4425	9.4536	330,231
	2000	10.0000	9.4425	284,517
MFS/Sun Life High Yield Series - Level 3
	2005	12.2466	12.3031	53,064
	2004	11.3734	12.2466	86,054
	2003	9.5272	11.3734	97,820
	2002	9.4371	9.5272	83,235
	2001	9.4357	9.4371	178,538
	2000	10.0000	9.4357	127,183
MFS/Sun Life High Yield Series - Level 4
	2005	12.1586	12.1961	16,154
	2004	11.3089	12.1586	18,181
	2003	9.4878	11.3089	19,076
	2002	9.4124	9.4878	17,600
	2001	9.4255	9.4124	47,413
	2000	10.0000	9.4255	20,629

MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 1
	2005	9.0286	9.2678	20,981
	2004	8.3779	9.0286	29,761
	2003	6.9202	8.3779	52,263
	2002	9.7687	6.9202	45,779
	2001	10.0000	9.7687	26,405
MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 2
	2005	8.9827	9.2067	25,966
	2004	8.3480	8.9827	27,116
	2003	6.9060	8.3480	30,295
	2002	9.7636	6.9060	27,931
	2001	10.0000	9.7636	4,478

MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 3
	2005	8.9522	9.1662	21,078
	2004	8.3282	8.9522	27,129
	2003	6.8965	8.3282	20,578
	2002	9.7602	6.8965	14,210
	2001	10.0000	9.7602	4,881

MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 4
	2005	8.9065	9.1054	23,548
	2004	8.2983	8.9065	38,385
	2003	6.8823	8.2983	38,635
	2002	9.7550	6.8823	39,874
	2001	10.0000	9.7550	4,081

MFS/Sun Life Massachusetts Investors Growth Stock Series - Level 1
	2005	8.3546	8.5938	145,944
	2004	7.7346	8.3546	212,927
	2003	6.3607	7.7346	246,939
	2002	8.9716	6.3607	291,678
	2001	12.1225	8.9716	392,961
	2000	13.1026	12.1225	370,902
	1999	10.0000	13.1026	55,773
MFS/Sun Life Massachusetts Investors Growth Stock Series - Level 2
	2005	8.2947	8.5193	222,758
	2004	7.6910	8.2947	263,054
	2003	6.3345	7.6910	330,086
	2002	8.9482	6.3345	469,572
	2001	12.1094	8.9482	597,924
	2000	10.0000	12.1094	567,284
MFS/Sun Life Massachusetts Investors Growth Stock Series - Level 3
	2005	8.2551	8.4700	262,565
	2004	7.6620	8.2551	311,075
	2003	6.3170	7.6620	376,982
	2002	8.9326	6.3170	435,588
	2001	12.1007	8.9326	518,286
	2000	10.0000	12.1007	341,676

MFS/Sun Life Massachusetts Investors Growth Stock Series - Level 4
	2005	8.1957	8.3963	59,870
	2004	7.6185	8.1957	73,009
	2003	6.2908	7.6185	102,569
	2002	8.9092	6.2908	106,892
	2001	12.0876	8.9092	118,221
	2000	10.0000	12.0876	52,190

MFS/Sun Life Massachusetts Investors Trust S Class - Level 1
	2005	9.9480	10.5315	56,637
	2004	9.0342	9.9480	33,849
	2003	7.4863	9.0342	27,511
	2002	9.6642	7.4863	28,989
	2001	10.0000	9.6642	12,147
MFS/Sun Life Massachusetts Investors Trust S Class - Level 2
	2005	9.8974	10.4620	22,736
	2004	9.0019	9.8974	21,783
	2003	7.4710	9.0019	13,893
	2002	9.6591	7.4710	14,786
	2001	10.0000	9.6591	4,833
MFS/Sun Life Massachusetts Investors Trust S Class - Level 3
	2005	9.8638	10.4160	17,921
	2004	8.9805	9.8638	23,309
	2003	7.4608	8.9805	42,478
	2002	9.6557	7.4608	86,088
	2001	10.0000	9.6557	50,819

MFS/Sun Life Massachusetts Investors Trust S Class - Level 4
	2005	9.8134	10.3470	24,409
	2004	8.9484	9.8134	31,379
	2003	7.4454	8.9484	42,526
	2002	9.6506	7.4454	29,230
	2001	10.0000	9.6506	8,725

MFS/Sun Life Massachusetts Investors Trust Series - Level 1
	2005	9.6953	10.2914	147,383
	2004	8.7853	9.6953	178,677
	2003	7.2574	8.7853	208,751
	2002	9.3487	7.2574	229,160
	2001	11.2581	9.3487	315,385
	2000	11.4114	11.2581	245,729
	1999	10.0000	11.4114	48,386
MFS/Sun Life Massachusetts Investors Trust Series - Level 2
	2005	9.6260	10.2022	244,777
	2004	8.7357	9.6260	274,560
	2003	7.2274	8.7357	325,684
	2002	9.3243	7.2274	356,488
	2001	11.2460	9.3243	393,588
	2000	10.0000	11.2460	350,699
MFS/Sun Life Massachusetts Investors Trust Series - Level 3
	2005	9.5800	10.1432	190,808
	2004	8.7029	9.5800	224,541
	2003	7.2075	8.7029	263,977
	2002	9.3081	7.2075	281,822
	2001	11.2379	9.3081	377,859
	2000	10.0000	11.2379	217,156

MFS/Sun Life Massachusetts Investors Trust Series - Level 4
	2005	9.5111	10.0549	37,395
	2004	8.6535	9.5111	39,425
	2003	7.1776	8.6535	45,533
	2002	9.2837	7.1776	43,765
	2001	11.2257	9.2837	79,964
	2000	10.0000	11.2257	28,221

MFS/Sun Life New Discovery S Class - Level 1
	2005	9.4674	9.7930	104,983
	2004	8.9605	9.4674	116,136
	2003	6.7344	8.9605	112,788
	2002	10.3009	6.7344	60,064
	2001	10.0000	10.3009	7,516
MFS/Sun Life New Discovery S Class - Level 2
	2005	9.4193	9.7284	73,349
	2004	8.9285	9.4193	87,549
	2003	6.7206	8.9285	81,852
	2002	10.2955	6.7206	50,553
	2001	10.0000	10.2955	1,772
MFS/Sun Life New Discovery S Class - Level 3
	2005	9.3873	9.6856	117,662
	2004	8.9073	9.3873	122,617
	2003	6.7114	8.9073	158,885
	2002	10.2919	6.7114	93,986
	2001	10.0000	10.2919	1,024

MFS/Sun Life New Discovery S Class - Level 4
	2005	9.3393	9.6214	200,869
	2004	8.8753	9.3393	287,765
	2003	6.6975	8.8753	432,650
	2002	10.2864	6.6975	328,063
	2001	10.0000	10.2864	5,034

MFS/Sun Life New Discovery Series - Level 1
	2005	13.5860	14.0866	180,612
	2004	12.8263	13.5860	201,610
	2003	9.6200	12.8263	200,750
	2002	14.6705	9.6200	215,785
	2001	15.6900	14.6705	179,956
	2000	15.8588	15.6900	212,082
	1999	10.0000	15.8588	18,482
MFS/Sun Life New Discovery Series - Level 2
	2005	13.4887	13.9645	221,030
	2004	12.7539	13.4887	246,012
	2003	9.5803	12.7539	257,388
	2002	14.6322	9.5803	327,136
	2001	15.6730	14.6322	273,055
	2000	10.0000	15.6730	280,751
MFS/Sun Life New Discovery Series - Level 3
	2005	13.4243	13.8838	174,718
	2004	12.7059	13.4243	204,525
	2003	9.5539	12.7059	205,803
	2002	14.6068	9.5539	218,564
	2001	15.6618	14.6068	197,691
		10.0000	15.6618	140,805
MFS/Sun Life New Discovery Series - Level 4
	2005	13.3277	13.7629	52,153
	2004	12.6338	13.3277	65,826
	2003	9.5142	12.6338	61,349
	2002	14.5684	9.5142	55,600
	2001	15.6448	14.5684	34,158
	2000	10.0000	15.6448	29,127

MFS/Sun Life Total Return S Class - Level 1
	2005	11.6509	11.8053	225,099
	2004	10.6374	11.6509	264,489
	2003	9.2388	10.6374	253,250
	2002	9.9609	9.2388	156,056
	2001	10.0000	9.9609	37,437
MFS/Sun Life Total Return S Class - Level 2
	2005	11.5917	11.7275	148,061
	2004	10.5995	11.5917	162,027
	2003	9.2199	10.5995	144,203
	2002	9.9557	9.2199	106,217
	2001	10.0000	9.9557	29,894
MFS/Sun Life Total Return S Class - Level 3
	2005	11.5524	11.6759	167,786
	2004	10.5743	11.5524	228,156
	2003	9.2073	10.5743	189,214
	2002	9.9522	9.2073	166,814
	2001	10.0000	9.9522	53,325

MFS/Sun Life Total Return S Class - Level 4
	2005	11.4934	11.5986	327,138
	2004	10.5364	11.4934	305,170
	2003	9.1884	10.5364	464,019
	2002	9.9469	9.1884	279,585
	2001	10.0000	9.9469	53,568

MFS/Sun Life Total Return Series - Level 1
	2005	14.0500	14.2654	254,082
	2004	12.7901	14.0500	275,460
	2003	11.0783	12.7901	296,728
	2002	11.9228	11.0783	320,702
	2001	12.0376	11.9228	304,795
	2000	10.4572	12.0376	194,480
	1999	10.0000	10.4572	42,271
MFS/Sun Life Total Return Series - Level 2
	2005	13.9495	14.1419	413,938
	2004	12.7180	13.9495	448,247
	2003	11.0326	12.7180	482,764
	2002	11.8917	11.0326	476,502
	2001	12.0246	11.8917	463,197
	2000	10.0000	12.0246	172,612
MFS/Sun Life Total Return Series - Level 3
	2005	13.8829	14.0601	303,888
	2004	12.6702	13.8829	297,721
	2003	11.0023	12.6702	310,173
	2002	11.8710	11.0023	332,082
	2001	12.0160	11.8710	253,584
	2000	10.0000	12.0160	65,962

MFS/Sun Life Total Return Series - Level 4
	2005	13.7831	13.9378	84,215
	2004	12.5984	13.7831	123,454
	2003	10.9567	12.5984	76,296
	2002	11.8399	10.9567	74,385
	2001	12.0030	11.8399	72,725
	2000	10.0000	12.0030	3,383

MFS/Sun Life Utilities S Class - Level 1
	2005	11.4570	13.2077	20,272
	2004	8.9420	11.4570	22,048
	2003	6.6702	8.9420	23,445
	2002	8.9236	6.6702	16,950
	2001	10.0000	8.9236	3,741
MFS/Sun Life Utilities S Class - Level 2
	2005	11.3987	13.1207	22,934
	2004	8.9101	11.3987	22,137
	2003	6.6566	8.9101	26,826
	2002	8.9189	6.6566	23,817
	2001	10.0000	8.9189	16,297
	2000

MFS/Sun Life Utilities S Class - Level 3
	2005	11.3601	13.0629	14,691
	2004	8.8890	11.3601	15,029
	2003	6.6475	8.8890	11,881
	2002	8.9158	6.6475	15,534
	2001	10.0000	8.9158	4,149
	2000

MFS/Sun Life Utilities S Class - Level 4
	2005	11.3020	12.9764	38,241
	2004	8.8571	11.3020	45,136
	2003	6.6338	8.8571	40,321
	2002	8.9110	6.6338	28,918
	2001	10.0000	8.9110	20,490

MFS/Sun Life Utilities Series - Level 1
	2005	12.2486	14.1590	156,907
	2004	9.5336	12.2486	173,909
	2003	7.0996	9.5336	206,311
	2002	9.4609	7.0996	224,363
	2001	12.6848	9.4609	325,547
	2000	12.0305	12.6848	301,219
	1999	10.0000	12.0305	49,859
MFS/Sun Life Utilities Series - Level 2
	2005	12.1610	14.0364	255,348
	2004	9.4798	12.1610	250,244
	2003	7.0703	9.4798	280,286
	2002	9.4362	7.0703	315,860
	2001	12.6711	9.4362	489,348
	2000	10.0000	12.6711	392,655

MFS/Sun Life Utilities Series - Level 3
	2005	12.1029	13.9552	197,415
	2004	9.4441	12.1029	178,797
	2003	7.0509	9.4441	185,316
	2002	9.4198	7.0509	174,209
	2001	12.6620	9.4198	235,150
	2000	10.0000	12.6620	190,233

MFS/Sun Life Utilities Series - Level 4
	2005	12.0158	13.8338	45,500
	2004	9.3906	12.0158	45,827
	2003	7.0216	9.3906	43,082
	2002	9.3951	7.0216	48,830
	2001	12.6483	9.3951	88,937
	2000	10.0000	12.6483	92,707

OCC Accumulation Trust Equity Portfolio - Level 1
	2005	11.5101	12.1426	8,275
	2004	10.4352	11.5101	9,709
	2003	8.2355	10.4352	10,117
	2002	10.6338	8.2355	15,832
	2001	11.6056	10.6338	19,808
	2000	10.7137	11.6056	27,408
	1999	10.0000	10.7137	102
OCC Accumulation Trust Equity Portfolio - Level 2
	2005	11.4278	12.0375	6,258
	2004	10.3763	11.4278	7,217
	2003	8.2015	10.3763	8,039
	2002	10.6061	8.2015	8,323
	2001	11.5931	10.6061	13,280
	2000	10.0000	11.5931	6,988
	1999
OCC Accumulation Trust Equity Portfolio - Level 3
	2005	11.3732	11.9679	2,679
	2004	10.3373	11.3732	2,664
	2003	8.1789	10.3373	3,585
	2002	10.5877	8.1789	4,364
	2001	11.5848	10.5877	14,396
	2000	10.0000	11.5848	20,021
	1999

OCC Accumulation Trust Equity Portfolio - Level 4
	2005	11.2914	11.8637	0
	2004	10.2787	11.2914	0
	2003	8.1450	10.2787	0
	2002	10.5599	8.1450	3,244
	2001	11.5722	10.5599	6,893
	2000	10.0000	11.5722	7,891

OCC Accumulation Trust Managed Portfolio - Level 1
	2005	11.5090	11.9415	10,767
	2004	10.5436	11.5090	10,906
	2003	8.7872	10.5436	10,985
	2002	10.7277	8.7872	11,112
	2001	11.4485	10.7277	26,412
	2000	10.5852	11.4485	25,564
	1999	10.0000	10.5852	25,785
OCC Accumulation Trust Managed Portfolio - Level 2
	2005	11.4267	11.8381	304
	2004	10.4841	11.4267	5,871
	2003	8.7510	10.4841	12,976
	2002	10.6997	8.7510	12,615
	2001	11.4362	10.6997	12,616
	2000	10.0000	11.4362	13,806
OCC Accumulation Trust Managed Portfolio - Level 3
	2005	11.3721	11.7696	0
	2004	10.4447	11.3721	0
	2003	8.7269	10.4447	16
	2002	10.6811	8.7269	0
	2001	11.4279	10.6811	0
	2000	10.0000	11.4279	2,510

OCC Accumulation Trust Managed Portfolio - Level 4
	2005	11.2903	11.6672	0
	2004	10.3855	11.2903	0
	2003	8.6907	10.3855	0
	2002	10.6531	8.6907	174
	2001	11.4156	10.6531	174
	2000	10.0000	11.4156	0

OCC Accumulation Trust Mid Cap Portfolio - Level 1
	2005	22.9876	26.3220	23,487
	2004	19.5463	22.9876	31,946
	2003	14.9773	19.5463	37,316
	2002	16.3655	14.9773	42,563
	2001	15.5854	16.3655	80,881
	2000	12.5624	15.5854	94,315
	1999	10.0000	12.5624	19,070
OCC Accumulation Trust Mid Cap Portfolio - Level 2
	2005	22.8231	26.0940	53,450
	2004	19.4361	22.8231	58,078
	2003	14.9156	19.4361	62,946
	2002	16.3229	14.9156	77,632
	2001	15.5686	16.3229	92,396
	2000	10.0000	15.5686	100,792
OCC Accumulation Trust Mid Cap Portfolio - Level 3
	2005	22.7141	25.9432	40,925
	2004	19.3630	22.7141	49,138
	2003	14.8745	19.3630	50,697
	2002	16.2945	14.8745	52,938
	2001	15.5574	16.2945	59,758
	2000	10.0000	15.5574	54,596
OCC Accumulation Trust Mid Cap Portfolio - Level 4
	2005	22.5508	25.7174	84
	2004	19.2533	22.5508	0
	2003	14.8128	19.2533	371
	2002	16.2518	14.8128	3,964
	2001	15.5406	16.2518	6,392
	2000	10.0000	15.5406	6,218

OCC Accumulation Trust Small Cap Portfolio - Level 1
	2005	20.1932	19.9125	11,057
	2004	17.3827	20.1932	11,337
	2003	12.3643	17.3827	11,938
	2002	16.0107	12.3643	13,048
	2001	14.9981	16.0107	17,915
	2000	10.5551	14.9981	9,783
	1999	10.0000	10.5551	102
OCC Accumulation Trust Small Cap Portfolio - Level 2
	2005	20.0488	19.7401	8,752
	2004	17.2847	20.0488	12,994
	2003	12.3133	17.2847	18,651
	2002	15.9689	12.3133	29,676
	2001	14.9819	15.9689	46,852
	2000	10.0000	14.9819	27,009
OCC Accumulation Trust Small Cap Portfolio - Level 3
	2005	19.9530	19.6260	2,078
	2004	17.2196	19.9530	2,213
	2003	12.2794	17.2196	3,160
	2002	15.9412	12.2794	4,795
	2001	14.9712	15.9412	6,271
	2000	10.0000	14.9712	2,008
OCC Accumulation Trust Small Cap Portfolio - Level 4
	2005	19.8096	19.4552	331
	2004	17.1221	19.8096	228
	2003	12.2285	17.1221	343
	2002	15.8994	12.2285	4,021
	2001	14.9550	15.8994	5,654
	2000	10.0000	14.9550	7,179

PIMCO Real Return Bond Portfolio - Level 1
	2005	11.6081	11.6803	104,992
	2004	10.8148	11.6081	93,125
	2003	10.0813	10.8148	80,149
	2002	10.0813	10.0813	13,696
	2002	10.0000	10.0813	13,697

PIMCO Real Return Bond Portfolio - Level 2
	2005	11.5684	11.6226	84,227
	2004	10.7942	11.5684	74,526
	2003	10.0774	10.7942	44,144
	2002	10.0000	10.0774	1,801

PIMCO Real Return Bond Portfolio - Level 3
	2005	11.5419	11.5843	58,948
	2004	10.7805	11.5419	43,511
	2003	10.0749	10.7805	42,134
	2002	10.0000	10.0749	9,597

PIMCO Real Return Bond Portfolio - Level 4
	2005	11.5022	11.5268	67,718
	2004	10.7599	11.5022	63,937
	2003	10.0710	10.7599	54,196
	2002	10.0000	10.0710	211

PIMCO Total Return Bond Portfolio - Level 1
	2005	10.9300	11.0363	355,393
	2004	10.5740	10.9301	336,185
	2003	10.2140	10.5741	280,410
	2002	10.0000	10.2144	174,068

PIMCO Total Return Bond Portfolio - Level 2
	2005	10.8927	10.9818	451,948
	2004	10.5540	10.8927	430,351
	2003	10.2105	10.5540	302,311
	2002	10.0000	10.2105	165,101
	2001
PIMCO Total Return Bond Portfolio - Level 3
	2005	10.8678	10.9456	338,917
	2004	10.5406	10.8678	302,817
	2003	10.2079	10.5406	284,376
	2002	10.0000	10.2079	213,051

PIMCO Total Return Bond Portfolio - Level 4
	2005	10.8304	10.8913	272,025
	2004	10.5204	10.8304	322,933
	2003	10.2040	10.5204	280,175
	2002	10.0000	10.2040	158,336

PIMCO Emerging Markets Bond Portfolio - Level 1
	2005	16.6733	18.2042	163,012
	2004	15.0900	16.6733	160,122
	2003	11.6272	15.0900	152,106
	2002	10.0000	11.6272	126,196
PIMCO Emerging Markets Bond Portfolio - Level 2
	2005	16.6162	18.1143	124,175
	2004	15.0613	16.6162	116,234
	2003	11.6228	15.0613	109,334
	2002	10.0000	11.6228	119,679
PIMCO Emerging Markets Bond Portfolio - Level 3
	2005	16.5783	18.0547	146,778
	2004	15.0422	16.5783	128,966
	2003	11.6198	15.0422	133,796
	2002	10.0000	11.6198	135,341

PIMCO Emerging Markets Bond Portfolio - Level 4
	2005	16.5213	17.9652	113,970
	2004	15.0134	16.5213	154,180
	2003	11.6154	15.0134	148,953
	2002	10.0000	11.6154	132,776

PIMCO High Yield Portfolio - Level 1
	2005	14.1675	14.5387	238,047
	2004	13.1217	14.1675	223,485
	2003	10.8329	13.1217	205,754
	2002	10.0000	10.8329	125,128
PIMCO High Yield Portfolio - Level 2
	2005	14.1190	14.4669	208,567
	2004	13.0967	14.1190	197,907
	2003	10.8288	13.0967	188,814
	2002	10.0000	10.8288	123,197
PIMCO High Yield Portfolio - Level 3
	2005	14.0868	14.4193	246,121
	2004	13.0801	14.0868	227,403
	2003	10.8260	13.0801	209,982
	2002	10.0000	10.8260	146,348

PIMCO High Yield Portfolio - Level 4
	2005	14.0383	14.3477	234,672
	2004	13.0551	14.0383	297,184
	2003	10.8218	13.0551	281,483
	2002	10.0000	10.8218	178,486

Rydex VT Nova Fund Portfolio - Level 1
	2005	8.1041	8.3036	17,527
	2004	7.1745	8.1041	1,000
	2003	5.2302	7.1745	3,383
	2002	8.2573	5.2302	721
	2001	10.0000	8.2573	15
Rydex VT Nova Fund Portfolio - Level 2
	2005	8.0589	8.2448	3,635
	2004	7.1454	8.0589	513
	2003	5.2169	7.1454	3,818
	2002	8.2488	5.2169	14,853
	2001	10.0000	8.2488	1,676
Rydex VT Nova Fund Portfolio - Level 3
	2005	8.0289	8.2058	1,202
	2004	7.1260	8.0289	3,995
	2003	5.2080	7.1260	3,888
	2002	8.2432	5.2080	1,436
	2001	10.0000	8.2432	1,940

Rydex VT Nova Fund Portfolio - Level 4
	2005	7.9839	8.1474	2,765
	2004	7.0970	7.9839	8,804
	2003	5.1947	7.0970	10,013
	2002	8.2348	5.1947	2,076
	2001	10.0000	8.2348	2,411

Rydex VT OTC Fund Portfolio - Level 1
	2005	7.3839	7.3580	27,753
	2004	6.8523	7.3839	21,049
	2003	4.7814	6.8523	32,880
	2002	7.9348	4.7814	6,559
	2001	10.0000	7.9348	6,973
Rydex VT OTC Fund Portfolio - Level 2
	2005	7.3427	7.3059	8,079
	2004	6.8245	7.3427	16,092
	2003	4.7693	6.8245	30,397
	2002	7.9267	4.7693	9,512
	2001	10.0000	7.9267	11,081
Rydex VT OTC Fund Portfolio - Level 3
	2005	7.3154	7.2713	2,820
	2004	6.8060	7.3154	13,069
	2003	4.7612	6.8060	85,476
	2002	7.9213	4.7612	12,252
	2001	10.0000	7.9213	22,363
Rydex VT OTC Fund Portfolio - Level 4
	2005	7.2744	7.2196	4,859
	2004	6.7783	7.2744	18,032
	2003	4.7490	6.7783	18,111
	2002	7.9132	4.7490	5,381
	2001	10.0000	7.9132	5,153

SC INVESCO Energy Fund - Level 1
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	8.4985	10.0000	0
	2001	10.0000	8.4985	7,078

SC INVESCO Energy Fund - Level 2
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	8.4899	10.0000	0
	2001	10.0000	8.4899	4,038
SC INVESCO Energy Fund - Level 3
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	8.4841	10.0000	0
	2001	10.0000	8.4841	5,443

SC INVESCO Energy Fund - Level 4
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	8.4754	10.0000	0
	2001	10.0000	8.4754	4,428

SC INVESCO Health Sciences Fund - Level 1
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	10.1385	10.0000	0
	2001	10.0000	10.1385	21,640
SC INVESCO Health Sciences Fund - Level 2
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	10.1282	10.0000	0
	2001	10.0000	10.1282	11,403
SC INVESCO Health Sciences Fund - Level 3
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	10.1213	10.0000	0
	2001	10.0000	10.1213	16,871
SC INVESCO Health Sciences Fund - Level 4
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	10.1110	10.0000	0
	2001	10.0000	10.1110	22,828

SC INVESCO Technology Fund - Level 1
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	7.0828	10.0000	0
	2001	10.0000	7.0828	378
SC INVESCO Technology Fund - Level 2
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	7.0755	10.0000	0
	2001	10.0000	7.0755	3,564
SC INVESCO Technology Fund - Level 3
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	7.0707	10.0000	0
	2001	10.0000	7.0707	12,997
SC INVESCO Technology Fund - Level 4
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	7.0635	10.0000	0
	2001	10.0000	7.0635	6,993

SC INVESCO Telecommunications Fund - Level 1
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	5.5111	10.0000	0
	2001	10.0000	5.5111	0

SC INVESCO Telecommunications Fund - Level 2
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	5.5055	10.0000	0
	2001	10.0000	5.5055	0
SC INVESCO Telecommunications Fund - Level 3
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	5.5017	10.0000	0
	2001	10.0000	5.5017	4,388

SC INVESCO Telecommunications Fund - Level 4
	2005	10.0000	10.0000	0
	2004	10.0000	10.0000	0
	2003	10.0000	10.0000	0
	2002	5.4961	10.0000	0
	2001	10.0000	5.4961	19,072

SC Neuberger Berman Mid Cap Growth Fund - Level 1
	2005	10.0000	10.0000	0
	2004	7.6799	10.0000	0
	2003	6.0372	7.6799	21,268
	2002	8.6634	6.0372	36,776
	2001	10.0000	8.6634	16,750

SC Neuberger Berman Mid Cap Growth Fund - Level 2
	2005	10.0000	10.0000	0
	2004	7.6487	10.0000	0
	2003	6.0218	7.6487	55,762
	2002	8.6546	6.0218	57,295
	2001	10.0000	8.6546	32,814
SC Neuberger Berman Mid Cap Growth Fund - Level 3
	2005	10.0000	10.0000	0
	2004	7.6280	10.0000	0
	2003	6.0116	7.6280	24,701
	2002	8.6487	6.0116	22,900
	2001	10.0000	8.6487	14,929

SC Neuberger Berman Mid Cap Growth Fund - Level 4
	2005	10.0000	10.0000	0
	2004	7.5969	10.0000	0
	2003	5.9962	7.5969	38,099
	2002	8.6398	5.9962	30,012
	2001	10.0000	8.6398	19,489

SC Neuberger Berman Mid Cap Value Fund - Level 1
	2005	10.0000	10.0000	0
	2004	11.7400	10.0000	0
	2003	8.7366	11.7400	26,864
	2002	9.7991	8.7366	32,008
	2001	10.0000	9.7991	10,932

C Neuberger Berman Mid Cap Value Fund - Level 2
	2005	10.0000	10.0000	0
	2004	11.6924	10.0000	0
	2003	8.7144	11.6924	48,739
	2002	9.7891	8.7144	47,768
	2001	10.0000	9.7891	2,329

SC Neuberger Berman Mid Cap Value Fund - Level 3
	2005	10.0000	10.0000	0
	2004	11.6608	10.0000	0
	2003	8.6996	11.6608	22,333
	2002	9.7825	8.6996	18,750
	2001	10.0000	9.7825	7,911

SC Neuberger Berman Mid Cap Value Fund - Level 4
	2005	10.0000	10.0000	0
	2004	11.6133	10.0000	0
	2003	8.6774	11.6133	58,460
	2002	9.7725	8.6774	44,555
	2001	10.0000	9.7725	5,329

SC Blue Chip Mid Cap Fund - Level 1
	2005	19.9695	22.9496	188,551
	2004	17.4474	19.9695	213,631
	2003	13.0085	17.4474	223,915
	2002	15.5116	13.0085	248,405
	2001	16.2722	15.5116	251,591
	2000	13.2132	16.2722	243,919
	1999	10.0000	13.2132	17,878
SC Blue Chip Mid Cap Fund - Level 2
	2005	19.8266	22.7508	316,505
	2004	17.3490	19.8266	358,583
	2003	12.9548	17.3490	382,672
	2002	15.4711	12.9548	410,444
	2001	16.2546	15.4711	418,349
	2000	10.0000	16.2546	287,334

SC Blue Chip Mid Cap Fund - Level 3
	2005	19.7319	22.6192	215,198
	2004	17.2837	19.7319	227,290
	2003	12.9191	17.2837	254,892
	2002	15.4442	12.9191	257,180
	2001	16.2430	15.4442	258,644
	2000	10.000	16.2430	186,213

SC Blue Chip Mid Cap Fund - Level 4
	2005	19.5900	22.4224	283,277
	2004	17.1858	19.5900	307,001
	2003	12.8655	17.1858	218,249
	2002	15.4037	12.8655	214,370
	2001	16.2254	15.4037	146,225
	2000	10.0000	16.2254	46,440

Sun Capital Investment Grade Bond Fund - Level 1
	2005	13.4781	13.5440	221,098
	2004	12.8517	13.4781	238,014
	2003	11.8930	12.8517	293,646
	2002	11.4715	11.8930	421,010
	2001	10.8554	11.4715	581,035
	2000	10.0222	10.8554	268,500
	1999	10.0000	10.0222	11,533
Sun Capital Investment Grade Bond Fund - Level 2
	2005	13.3817	13.4267	288,468
	2004	12.7792	13.3817	319,827
	2003	11.8440	12.7792	382,492
	2002	11.4416	11.8440	417,356
	2001	10.8437	11.4416	552,745
	2000	10.0000	10.8437	253,362
Sun Capital Investment Grade Bond Fund - Level 3
	2005	13.3178	13.3491	150,080
	2004	12.7311	13.3178	206,621
	2003	11.8113	12.7311	273,566
	2002	11.4217	11.8113	300,551
	2001	10.8358	11.4217	450,062
	2000	10.0000	10.8358	225,602

Sun Capital Investment Grade Bond Fund - Level 4
	2005	13.2220	13.2329	247,509
	2004	12.6590	13.2220	211,037
	2003	11.7624	12.6590	252,984
	2002	11.3918	11.7624	333,665
	2001	10.8241	11.3918	272,818
	2000	10.0000	10.8241	43,452

SC Investors Foundation Fund - Level 1
	2005	10.0000	10.0000	0
	2004	9.4406	10.0000	0
	2003	7.4145	9.4406	5,622
	2002	10.0098	7.4145	6,039
	2001	11.0327	10.0098	6,553
	2000	11.9051	11.0327	4,159
	1999	10.0000	11.9051	394

SC Investors Foundation Fund - Level 2
	2005	10.0000	10.0000	0
	2004	9.3874	10.0000	0
	2003	7.3838	9.3874	27,055
	2002	9.9837	7.3838	26,175
	2001	11.0208	9.9837	32,747
	2000	10.0000	11.0208	30,675
SC Investors Foundation Fund - Level 3
	2005	10.0000	10.0000	0
	2004	9.3520	10.0000	0
	2003	7.3635	9.3520	29,761
	2002	9.9663	7.3635	43,943
	2001	11.0129	9.9663	34,230
	2000	10.0000	11.0129	24,313

SC Investors Foundation Fund - Level 4
	2005	10.0000	10.0000	0
	2004	9.2990	10.0000	0
	2003	7.3330	9.2990	61,064
	2002	9.9402	7.3330	20,482
	2001	11.0010	9.9402	9,230
	2000	10.0000	11.0010	207

Sun Capital Money Market Fund - Level 1
	2005	10.5239	10.6577	687,192
	2004	10.6010	10.5239	749,393
	2003	10.6982	10.6010	784,529
	2002	10.7349	10.6982	1,158,612
	2001	10.5161	10.7349	1,233,229
	2000	10.0779	10.5161	801,538
	1999	10.0000	10.0779	366,623
Sun Capital Money Market Fund - Level 2
	2005	10.4486	10.5654	1,155,012
	2004	10.5412	10.4486	1,209,190
	2003	10.6541	10.5412	1,325,380
	2002	10.7069	10.6541	1,548,675
	2001	10.5047	10.7069	1,942,075
	2000	10.0000	10.5047	533,464
Sun Capital Money Market Fund - Level 3
	2005	10.3987	10.5043	416,483
	2004	10.5016	10.3987	664,338
	2003	10.6248	10.5016	670,438
	2002	10.6883	10.6248	868,912
	2001	10.4972	10.6883	801,223
	2000	10.0000	10.4972	373,023
Sun Capital Money Market Fund - Level 4
	2005	10.3239	10.4129	295,480
	2004	10.4421	10.3239	356,892
	2003	10.5808	10.4421	223,851
	2002	10.6603	10.5808	299,730
	2001	10.4858	10.6603	113,903
	2000	10.0000	10.4858	0

Sun Capital Real Estate Fund - Level 1
	2005	26.6830	28.8402	137,703
	2004	20.3095	26.6830	148,656
	2003	15.1589	20.3095	159,568
	2002	14.7767	15.1589	159,605
	2001	13.3219	14.7767	97,703
	2000	10.3018	13.3219	103,314
	1999	10.0000	10.3018	2,281
Sun Capital Real Estate Fund - Level 2
	2005	26.4922	28.5905	138,996
	2004	20.1951	26.4922	161,479
	2003	15.0964	20.1951	170,834
	2002	14.7382	15.0964	178,250
	2001	13.3076	14.7382	80,219
	2000	10.0000	13.3076	45,667
Sun Capital Real Estate Fund - Level 3
	2005	26.3657	28.4253	126,750
	2004	20.1191	26.3657	131,428
	2003	15.0549	20.1191	136,063
	2002	14.7126	15.0549	140,469
	2001	13.2980	14.7126	76,543
	2000	10.0000	13.2980	147,600
Sun Capital Real Estate Fund - Level 4
	2005	26.1763	28.1780	125,915
	2004	20.0052	26.1763	160,697
	2003	14.9925	20.0052	178,950
	2002	14.6741	14.9925	161,956
	2001	13.2836	14.6741	43,196
	2000	10.0000	13.2836	9,310

SC Select Equity Fund - Level 1
	2005	10.0000	10.0000	0
	2004	9.1687	10.0000	0
	2003	7.1031	9.1687	40,991
	2002	9.9482	7.1031	45,864
	2001	12.0538	9.9482	44,076
	2000	13.5393	12.0538	110,471
	1999	10.0000	13.5393	9,027
SC Select Equity Fund - Level 2
	2005	10.0000	10.0000	0
	2004	9.1169	10.0000	0
	2003	7.0738	9.1169	78,510
	2002	9.9223	7.0738	102,322
	2001	12.0408	9.9223	123,177
	2000	10.0000	12.0408	139,242

SC Select Equity Fund - Level 3
	2005	10.0000	10.0000	0
	2004	9.0826	10.0000	0
	2003	7.0543	9.0826	107,907
	2002	9.9050	7.0543	121,924
	2001	12.0322	9.9050	143,102
	2000	10.0000	12.0322	121,646

SC Select Equity Fund - Level 4
	2005	10.0000	10.0000	0
	2004	9.0311	10.0000	0
	2003	7.0250	9.0311	19,223
	2002	9.8790	7.0250	18,246
	2001	12.0191	9.8790	23,922
	2000	10.0000	12.0191	67,223

SC Davis Venture Value Fund - Level 1
	2005	10.1444	10.9702	164,391
	2004	9.1541	10.1444	178,442
	2003	7.1176	9.1541	170,847
	2002	8.6247	7.1176	168,001
	2001	9.7910	8.6247	153,630
	2000	10.0000	9.7910	130,722
SC Davis Venture Value Fund - Level 2
	2005	10.0757	10.8794	270,190
	2004	9.1060	10.0757	275,045
	2003	7.0910	9.1060	227,617
	2002	8.6056	7.0910	216,548
	2001	9.7843	8.6056	217,156
	2000	10.0000	9.7843	124,165
SC Davis Venture Value Fund - Level 3
	2005	10.0303	10.8193	328,774
	2004	9.0741	10.0303	300,278
	2003	7.0733	9.0741	294,982
	2002	8.5929	7.0733	288,919
	2001	9.7798	8.5929	255,373
	2000	10.0000	9.7798	163,236

SC Davis Venture Value Fund - Level 4
	2005	9.9620	10.7294	190,466
	2004	9.0262	9.9620	202,461
	2003	7.0467	9.0262	112,053
	2002	8.5737	7.0467	122,306
	2001	9.7731	8.5737	99,064
	2000	10.0000	9.7731	19,626

SC Davis Financial Fund - Level 1
	2005	10.0000	10.0000	0
	2004	11.0359	10.0000	0
	2003	8.3305	11.0359	17,315
	2002	10.3673	8.3305	23,176
	2001	11.2632	10.3673	50,730
	2000	10.0000	11.2632	12,214
SC Davis Financial Fund - Level 2
	2005	10.0000	10.0000	0
	2004	10.9779	10.0000	0
	2003	8.2994	10.9779	35,265
	2002	10.3444	8.2994	48,256
	2001	11.2555	10.3444	49,367
	2000	10.0000	11.2555	20,424
SC Davis Financial Fund - Level 3
	2005	10.0000	10.0000	0
	2004	10.9395	10.0000	0
	2003	8.2787	10.9395	40,877
	2002	10.3291	8.2787	30,882
	2001	11.2503	10.3291	38,309
	2000	10.0000	11.2503	11,953
SC Davis Financial Fund - Level 4
	2005	10.0000	10.0000	0
	2004	10.8818	10.0000	0
	2003	8.2476	10.8818	61,944
	2002	10.3060	8.2476	61,260
	2001	11.2426	10.3060	48,920
	2000	10.0000	11.2426	23,603

SC Value Equity Fund - Level 1
	2005	10.0000	10.0000	0
	2004	10.1084	10.0000	0
	2003	7.7262	10.1084	22,120
	2002	10.8135	7.7262	33,714
	2001	11.2609	10.8135	26,104
	2000	10.0000	11.2609	728
SC Value Equity Fund - Level 2
	2005	10.0000	10.0000	0
	2004	10.0554	10.0000	0
	2003	7.6974	10.0554	30,619
	2002	10.7896	7.6974	31,534
	2001	11.2532	10.7896	31,386
	2000	10.0000	11.2532	2,013
SC Value Equity Fund - Level 3
	2005	10.0000	10.0000	0
	2004	10.0202	10.0000	0
	2003	7.6782	10.0202	24,455
	2002	10.7736	7.6782	18,244
	2001	11.2481	10.7736	38,370
	2000	10.0000	11.2481	2,629

SC Value Equity Fund - Level 4
	2005	10.0000	10.0000	0
	2004	9.9673	10.0000	0
	2003	7.6493	9.9673	8,111
	2002	10.7496	7.6493	2,063
	2001	11.2403	10.7496	14,078
	2000	10.0000	11.2403	3,293

SC Value Managed Fund - Level 1
	2005	10.0000	10.0000	0
	2004	10.3155	10.0000	0
	2003	8.1095	10.3155	9,766
	2002	10.4670	8.1095	25,343
	2001	11.3072	10.4670	2,830
	2000	10.0000	11.3072	0

SC Value Managed Fund - Level 2
	2005	10.0000	10.0000	0
	2004	10.2613	10.0000	0
	2003	8.0791	10.2613	47,047
	2002	10.4438	8.0791	44,966
	2001	11.2994	10.4438	48,975
	2000	10.0000	11.2994	747
SC Value Managed Fund - Level 3
	2005	10.0000	10.0000	0
	2004	10.2253	10.0000	0
	2003	8.0590	10.2253	5,397
	2002	10.4283	8.0590	9,733
	2001	11.2943	10.4283	14,612
	2000	10.0000	11.2943	0

SC Value Managed Fund - Level 4
	2005	10.0000	10.0000	0
	2004	10.1714	10.0000	0
	2003	8.0288	10.1714	13,845
	2002	10.4051	8.0288	15,751
	2001	11.2865	10.4051	13,972
	2000	10.0000	11.2865	0

SC Value Mid Cap Fund - Level 1
	2005	10.0000	10.0000	0
	2004	13.0338	10.0000	0
	2003	10.0164	13.0338	61,892
	2002	10.8136	10.0164	74,010
	2001	10.2714	10.8136	96,664
	2000	10.0000	10.2714	137,558
SC Value Mid Cap Fund - Level 2
	2005	10.0000	10.0000	0
	2004	12.9654	10.0000	0
	2003	9.9790	12.9654	67,700
	2002	10.7896	9.9790	83,861
	2001	10.2644	10.7896	76,711
	2000	10.0000	10.2644	87,394
SC Value Mid Cap Fund - Level 3
	2005	10.0000	10.0000	0
	2004	12.9199	10.0000	0
	2003	9.9541	12.9199	56,933
	2002	10.7736	9.9541	64,730
	2001	10.2597	10.7736	59,406
	2000	10.0000	10.2597	59,692
SC Value Mid Cap Fund - Level 4
	2005	10.0000	10.0000	0
	2004	12.8518	10.0000	0
	2003	9.9167	12.8518	60,764
	2002	10.7497	9.9167	54,796
	2001	10.2526	10.7497	32,644
	2000	10.0000	10.2526	18,407

SC Value Small Cap Fund - Level 1
	2005	16.5613	17.0287	239,801
	2004	14.1903	16.5613	246,809
	2003	10.1672	14.1903	235,599
	2002	12.9971	10.1672	235,491
	2001	12.1093	12.9971	125,898
	2000	10.0000	12.1093	96,343

SC Value Small Cap Fund - Level 2
	2005	16.4492	16.8878	188,945
	2004	14.1158	16.4492	196,024
	2003	10.1292	14.1158	190,095
	2002	12.9683	10.1292	198,191
	2001	12.1010	12.9683	67,696
	2000	10.0000	12.1010	33,739

SC Value Small Cap Fund - Level 3
	2005	16.3750	16.7946	207,786
	2004	14.0663	16.3750	210,231
	2003	10.1039	14.0663	196,782
	2002	12.9492	10.1039	206,392
	2001	12.0955	12.9492	74,142
	2000	10.0000	12.0955	34,600
SC Value Small Cap Fund - Level 4
	2005	16.2636	16.6550	190,920
	2004	13.9921	16.2636	247,768
	2003	10.0660	13.9921	266,840
	2002	12.9203	10.0660	239,891
	2001	12.0871	12.9203	62,496
	2000	10.0000	12.0871	9,272

SC Alger Growth Fund - Level 1
	2005	10.0000	10.0000	0
	2004	9.9229	10.0000	0
	2003	7.4989	9.9229	44,613
	2002	10.0000	7.4989	49,499
SC Alger Growth Fund - Level 2
	2005	10.0000	10.0000	0
	2004	9.8977	10.0000	0
	2003	7.4912	9.8977	62,421
	2002	10.0000	7.4912	59,393
SC Alger Growth Fund - Level 3
	2005	10.0000	10.0000	0
	2004	9.8810	10.0000	0
	2003	7.4861	9.8810	74,246
	2002	10.0000	7.4861	13,931

SC Alger Growth Fund - Level 4
	2005	10.0000	10.0000	0
	2004	9.8557	10.0000	0
	2003	7.4784	9.8557	164,282
	2002	10.0000	7.4784	140,465

SC Alger Income & Growth Fund - Level 1
	2005	10.0000	10.0000	0
	2004	9.9974	10.0000	0
	2003	7.7830	9.9974	44,440
	2002	10.0000	7.7830	61,139
SC Alger Income & Growth Fund - Level 2
	2005	10.0000	10.0000	0
	2004	9.9720	10.0000	0
	2003	7.7751	9.9720	43,061
	2002	10.0000	7.7751	41,835
SC Alger Income & Growth Fund - Level 3
	2005	10.0000	10.0000	0
	2004	9.9551	10.0000	0
	2003	7.7698	9.9551	35,758
	2002	10.0000	7.7698	30,122

SC Alger Income & Growth Fund - Level 4
	2005	10.0000	10.0000	0
	2004	9.9297	10.0000	0
	2003	7.7618	9.9297	32,341
	2002	10.0000	7.7618	19,539

SC Alger Small Capitalization Fund - Level 1
	2005	10.0000	10.0000	0
	2004	10.8410	10.0000	0
	2003	7.6659	10.8410	14,810
	2002	10.0000	7.6659	13,937

SC Alger Small Capitalization Fund - Level 2	2005	10.0000	10.0000	0
	2004	10.8134	10.0000	0
	2003	7.6580	10.8134	39,527
	2002	10.0000	7.6580	20,967

SC Alger Small Capitalization Fund - Level 3
	2005	10.0000	10.0000	0
	2004	10.7951	10.0000	0
	2003	7.6528	10.7951	21,944
	2002	10.0000	7.6528	10,175

SC Alger Small Capitalization Fund - Level 4
	2005	10.0000	10.0000	0
	2004	10.7675	10.0000	0
	2003	7.6449	10.7675	7,291
	2002	10.0000	7.6449	12,666

Sun Capital All Cap Fund - Level 1
	2005	13.3773	13.0896	8,359
	2004	11.2757	13.3773	5,422
	2003	7.4836	11.2757	34,732
	2002	10.0000	7.4836	6,992
Sun Capital All Cap Fund - Level 2
	2005	13.3230	13.0167	34,171
	2004	11.2471	13.3230	41,768
	2003	7.4759	11.2471	15,241
	2002	10.0000	7.4759	0
Sun Capital All Cap Fund - Level 3
	2005	13.2869	12.9683	5,776
	2004	11.2280	13.2869	22,980
	2003	7.4708	11.2280	22,552
	2002	10.0000	7.4708	953
Sun Capital All Cap Fund - Level 4
	2005	13.2327	12.8957	4,867
	2004	11.1994	13.2327	4,013
	2003	7.4631	11.1994	10,000
	2002	10.0000	7.4631	8,747

Templeton Growth Securites Fund - Level 1
	2005	15.7700	16.9195	23,612
	2004	13.7922	15.7700	20,713
	2003	10.5914	13.7922	11,362
	2002	10.0000	10.5914	0
Templeton Growth Securites Fund - Level 2
	2005	15.7160	16.8360	23,599
	2004	13.7660	15.7160	13,653
	2003	10.5873	13.7660	1,131
	2002	10.0000	10.5873	0
Templeton Growth Securites Fund - Level 3
	2005	15.6801	16.7805	29,822
	2004	13.7485	15.6801	14,384
	2003	10.5846	13.7485	5,897
	2002	10.0000	10.5846	0
Templeton Growth Securites Fund - Level 4
	2005	15.6261	16.6974	39,504
	2004	13.7222	15.6261	22,724
	2003	10.5805	13.7222	726
	2002	10.0000	10.5805	0

Templeton Foreign Securites Fund - Level 1
	2005	15.9065	17.2707	30,708
	2004	13.6180	15.9065	12,206
	2003	10.4515	13.6180	9,888
	2002	10.0000	10.4515	3,086

Templeton Foreign Securites Fund - Level 2
	2005	15.8521	17.1855	33,154
	2004	13.5921	15.8521	16,025
	2003	10.4475	13.5921	5,760
	2002	10.0000	10.4475	0

Templeton Foreign Securites Fund - Level 3
	2005	15.8159	17.1289	11,360
	2004	13.5748	15.8159	15,417
	2003	10.4448	13.5748	1,328
	2002	10.0000	10.4448	1,992

Templeton Foreign Securites Fund - Level 4
	2005	15.7615	17.0439	4,389
	2004	13.5489	15.7615	4,278
	2003	10.4408	13.5489	0
	2002	10.0000	10.4408	0

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Telephone:
Toll Free (800) 752-7215

General Distributor
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PROSPECTUS

MAY 1, 2006

MFS REGATTA EXTRA

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and a range of fixed options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following fund options of the MFS/Sun Life Series Trust (the "Funds"):
Large-Cap Value Equity Funds	Mid-Cap Blend Equity Funds
MFS/ Sun Life Global Total Return - S Class	MFS/ Sun Life Mid Cap Value - S Class
MFS/ Sun Life International Value - S Class	Mid-Cap Growth Equity Funds
MFS/ Sun Life Strategic Value - S Class	MFS/ Sun Life Mid Cap Growth - S Class
MFS/Sun Life Total Return - S Class	Small-Cap Growth Equity Funds
MFS/ Sun Life Value - S Class	MFS/ Sun Life New Discovery - S Class
Large-Cap Blend Equity Funds	Specialty Funds
MFS/ Sun Life Core Equity - S Class	MFS/ Sun Life Technology - S Class
MFS/ Sun Life Capital Opportunities - S Class	MFS/ Sun Life Utilities - S Class
MFS/ Sun Life Emerging Markets Equity - S Class	High-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Massachusetts Investors Trust - S Class	MFS/ Sun Life Government Securities - S Class
MFS/ Sun Life Research - S Class	MFS/ Sun Life Global Governments - S Class
MFS/ Sun Life Research International - S Class	Medium-Quality Intermediate-Term Bond Funds
Large-Cap Growth Equity Funds	MFS/ Sun Life Bond - S Class
MFS/ Sun Life Capital Appreciation - S Class	MFS/ Sun Life Strategic Income - S Class
MFS/ Sun Life Emerging Growth - S Class	Low-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Global Growth - S Class	MFS/ Sun Life High Yield - S Class
MFS/ Sun Life International Growth - S Class	Money Market Funds
MFS/ Sun Life Massachusetts Investors Growth	MFS/ Sun Life Money Market - S Class
Stock - S Class
MFS/ Sun Life Strategic Growth - S Class

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS/Sun Life Series Trust.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Series Fund prospectus carefully before investing and keep them for future reference. They contain important information about the Contract and the Funds.

We have filed a Statement of Additional Information dated May 1, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 47 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Expenses associated with contracts offering a bonus credit may be higher than those associated with contracts that do not offer a bonus credit. The bonus credit may be more than offset by the charges associated with the credit.

Any reference in this prospectus to receipt by us means receipt at the following address:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Special Terms *

Product Highlights *

Fees and Expenses *

Example *

Condensed Financial Information *

The Annuity Contract *

Communicating to Us About Your Contract *

Sun Life Assurance Company of Canada (U.S.) *

The Variable Account *

Variable Account Options: The MFS/Sun Life Series Trust *

The Fixed Account *

The Fixed Account Options: The Guarantee Periods *

The Accumulation Phase *

Issuing Your Contract *

Amount and Frequency of Purchase Payments *

Allocation of Net Purchase Payments *

Your Account *

Your Account Value *

Purchase Payment Interest *

Variable Account Value *

Fixed Account Value *

Transfer Privilege *

Waivers; Reduced Charges; Credits; Speical Guaranteed Interest Rates *

Other Programs *

Withdrawals, Withdrawal Charge and Market Value Adjustment *

Cash Withdrawals *

Withdrawal Charge *

Types of Withdrawals Not Subject to Withdrawal Charge *

Market Value Adjustment *

Contract Charges *

Account Fee *

Administrative Expense Charge *

Mortality and Expense Risk Charge *

Charges for Optional Death Benefit Riders *

Premium Taxes *

Fund Expenses *

Modification in the Case of Group Contracts *

Death Benefit *

Amount of Death Benefit *

The Basic Death Benefit *

Optional Death Benefit Riders *

Spousal Continuance *

Calculating the Death Benefit *

Method of Paying Death Benefit *

Non-Qualified Contracts *

Selection and Change of Beneficiary *

Payment of Death Benefit *

Due Proof of Death *

The Income Phase -- Annuity Provisions *

Selection of the Annuitant or Co-Annuitant *

Selection of the Annuity Commencement Date *

Annuity Options *

Selection of Annuity Option *

Amount of Annuity Payments *

Exchange of Variable Annuity Units *

Account Fee *

Annuity Payment Rates *

Annuity Options as Method of Payment for Death Benefit *

Other Contract Provisions *

Exercise of Contract Rights *

Change of Ownership *

Voting of Fund Shares *

Periodic Reports *

Substitution of Securities *

Change in Operation of Variable Account *

Splitting Units *

Modification *

Discontinuance of New Participants *

Reservation of Rights *

Right to Return *

Tax Considerations *

U.S. Federal Income Tax Considerations *

Puerto Rico Tax Considerations *

Administration of the Contracts *

Distribution of the Contracts *

Performance Information *

Available Information *

Incorporation of Certain Documents by Reference *

State Regulation *

Legal Proceedings *

Financial Statements *

Table of Contents of Statement of Additional Information *

Appendix A - Glossary *

Appendix B - Withdrawals, Withdrawal Charges and the Market Value Adjustment *

Appendix C - Calculation of Basic Death Benefit *

Appendix D - Calculation of Earnings Enhancement Optional Death Benefit *

Appendix E - Calculation of Death Benefit When EEB and MAV and 5% Roll-Up Riders are Selected *

Appendix F - Calculation of Earnings Enhancement Plus Optional Death Benefit *

Appendix G - Calculation of Earnings Enhancement Plus with MAV Optional Death Benefit *

Appendix H - Calculation of Earnings Enhancement Plus with 5% Roll-Up Optional Death Benefit *

Appendix I - Calculation of Purchase Payment Interest (Bonus Credit) *

Appendix J - Investment Options and Expenses for Initial Class Shares *

Appendix K - Condensed Financial Information *

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The MFS Regatta Extra Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing one or more of the optional death benefit riders.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments of at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million. In addition, we will credit your Contract with interest, which we refer to as "Purchase Payment Interest", at a rate of 2% to 5% of each Purchase Payment based upon the interest rate option you choose when you apply for your Contract.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS/Sun Life Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Series Fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

During the Accumulation Phase, we deduct a $35 Annual Account Fee, if your Account Value is less than $100,000 on your Account Anniversary. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year. After the fifth Contract Year, we may increase the fee, but it will never exceed $50.

We deduct a mortality and expense risk charge of 1.30% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect one or more of the optional death benefit riders, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.15% to 0.40% of the average daily value of your Contract, depending upon which optional death benefit rider(s) you elected.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds, depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Contract Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing one or more of the optional death benefit riders available in your state. If you are 85 or younger on your Contract Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Contract Date, the basic death benefit is equal to the Surrender Value. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. This "free withdrawal amount" equals the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) your Contract earnings in the prior Account Year and (2) 10% of all Purchase Payments made in the last 7 Account Years (including the current Account Year). All other Purchase Payments are subject to the withdrawal charge. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you can cancel your Contract within 10 days after receiving it (or later if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:

            Sun Life Assurance Company of Canada (U.S.)

            P. O. Box 9133

            Wellesley Hills , Massachusetts 02481

            Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Withdrawal Charge (as a percentage of purchase payments):	8%*

Maximum Fee Per Transfer (currently $0):	$15**

Premium Taxes
(as a percentage of Certificate Value or total purchase payments):	0% - 3.5%***
*	Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
	0-1	8%
	1-2	8%
	2-3	7%
	3-4	7%
	4-5	6%
	5-6	5%
	6-7	4%
	7 or more	0%

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

**

Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

***

The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 50*

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets)
Mortality and Expense Risks Charge:	1.30%**
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.45%

Charges for Optional Features
Maximum Charge for Optional Death Benefit Rider:	0.40%***

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit Riders:	1.85%

*

The Annual Account Fee is currently $35. After the fifth Account Year, the fee may be changed annually, but it will never be greater than $50. The fee is waived if 100% of your Account Value has been allocated only to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

**

After annuitization, the sum of the mortality and expense risks charge and the administrative expenses charge will never be greater than 1.45% of average daily net Variable Account assets, regardless of your age on the Open Date. (See "Mortality and Expense Risks Charge.")

***	The optional death benefit riders are defined under "Death Benefit." The charge varies depending upon the rider selected as follows:
Rider(s) Elected	% of Average Daily Net Assets
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus MAV"	0.40%
"EEB Plus 5% Roll-Up"	0.40%

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.85%	1.69%
*	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2007. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds, after all fee reductions and expense reimbursement arrangements are taken into consideration are 0.85% and 1.56%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $35,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$1,094	$1,767	$2,465	$4,043
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$374	$1,137	$1,925	$4,043

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ('Variable Accumulation Units') is included in the back of this Prospectus as Appendix K.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Owner of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the Owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under Your Contract until you withdraw them. However, if you purchase you Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE MFS/SUN LIFE SERIES TRUST

The MFS/Sun Life Series Trust (the "Series Fund") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Series Fund.

The Series Fund is composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in a number of investment options (each, a "Fund"), each corresponding to one of the portfolios. Additional portfolios may be added to the Series Fund which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS, as its investment adviser, for its services pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS. We undertake no obligation in this regard.

MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Series, and which may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Series Fund also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

More comprehensive information about the Series Fund and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Series Fund prospectus. You should read the Series Fund prospectus carefully before investing. The statement of additional information of the Series Fund is available by calling (800) 752-7215.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations or transfers into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the "Covered Person" dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

Purchase Payment Interest

We will credit your Contract with interest, which we refer to as "Purchase Payment Interest", at the rate you selected when you applied for the Contract. Currently, we offer 2 interest rate options:

OPTION A: The 2% Five -Year Anniversary Interest Option -- Under this option we will credit your Contract with interest at a rate of 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, if you chose this option, we will credit your Contract with interest at a rate of 2% of the Account Value at the end of every Fifth-Year Anniversary.

OPTION B: The 3%, 4%, or 5% Interest Option -- Under this option we will credit your Contract with interest at the following rates:
●	3% of each Purchase Payment if the sum of all Purchase Payments, reduced by the sum of all withdrawals (your "Net Purchase Payments"), is less than $100,000 on the day we receive the Purchase Payment;

●	4% of each Purchase Payment if your Net Purchase Payments is $100,000 or more but less than $500,000 on the day we receive the Purchase Payment; and

●	5% of each Purchase Payment if your Net Purchase Payments are $500,000 or more on the day we receive the Purchase Payment.

If you chose this Option B, there may be an additional credit paid at the end of the first Account Year. If your Net Purchase Payments at the end of your first Account Year are greater than or equal to $100,000, but less than $500,000, and some of your Net Purchase Payment(s) received a credit of 3% (rather than 4%), then an additional 1% will be paid on the amount of Net Purchase Payments that received the 3% credit. Similarly, if your Net Purchase Payments at the end of your first Account Year are greater than or equal to $500,000 and some of your Purchase Payment(s) received a credit of either 3% or 4% (rather than 5%), then an additional 2% or 1% will be paid on the amount of Net Purchase Payments that received a 3% credit or a 4% credit, respectively.

We credit Purchase Payment Interest during the same Valuation Period in which we receive the Purchase Payment. We allocate the Purchase Payment Interest to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated. For any additional 1% or 2% interest credit under Option B or any Fifth-Year Anniversary credit under Option A, we allocate the credit on a pro rata basis to all Sub-Accounts and/or Guarantee Periods in which you are invested, excluding any Guarantee Periods established to support a dollar-cost averaging program. Any additional interest adjustments will be credited on your Account Anniversary.

The Contracts are designed to give the most value to Participants with long-term investment goals. We will deduct the "Adjusted" Purchase Payment Interest if the Contract is returned during the "free look period." For a description of the free look period and Adjusted Purchase Payment Interest, see "Right to Return." For examples of how we calculate Purchase Payment Interest, see Appendix I.

We may credit Purchase Payment Interest at rates other than those described above on Contracts sold to officers, directors and employees of the Company or its affiliates, registered representatives, and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. The Company expects to make a profit on Purchase Payment Interest from the mortality and expense risk charge.

We may also credit the Purchase Payment Interest rates described above using different Net Purchase Payment dollar amount thresholds. Any change in the Net Purchase Payment dollar amount thresholds will be offered to all Participants on a prospective basis.

See "Tax Considerations -- Qualified Retirement Plans," if this Contract is to be purchased in connection with a tax qualified plan under Section 401(a) of the Code or a tax deferred annuity arrangement under Section 403(b) of the Code.

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, from a Net Purchase Payment, Purchase Payment Interest, or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) has elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:
●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically renew your Guarantee Amount into the next available Guarantee Period.

""

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to its Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before its Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive that the Company's policy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:
●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative services charge, or the annual Account Fee, credit additional amounts, or grant special Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically (including a portion of the Purchase Payment Interest) to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned (excluding Purchase Payment Interest).

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Series Trust's Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program is treated as commencing a new dollar-cost averaging program may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are "static" programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. Under the Interest out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payments and Purchase Payment Interest between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment and Purchase Payment Interest necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment and Purchase Payment Interest will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment and Purchase Payment Interest (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge," below), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment," below). Withdrawals also may have adverse federal income tax consequences, including a10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit amount. In calculating the amount payable under the death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn, plus the greater of:
●	your Contract's earnings (defined below) during the prior Account Year; and

●	10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year.

Any portion of the "free withdrawal amount" that you do not use in an Account Year is not cumulative; that is, it will not be carried forward or available for use in future years.

Your Contract's earnings during the prior Account Year are equal to:
●	the difference between your Account Value at the end of the prior Account Year and your Account Value at the beginning of the prior Account Year, minus

●	any Purchase Payments made during the prior Account Year, plus

●	any partial withdrawals and charges taken during the prior Account Year.

For an example of how we calculate the "free withdrawal amount", see Appendix B.

     Order of Withdrawal

When you make a withdrawal, we consider the oldest remaining Purchase Payment to be withdrawn first, then the next oldest, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7 year period and moves down a declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account. The Withdrawal Charge scale is as follows:

Number of Account Years
Payment Has Been	Withdrawal
in Your Account	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	7%
4-5	6%
5-6	5%
6-7	4%
7+	0%

For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 7% regardless of the issue date of the Contract.

The withdrawal charge will never be greater than 8% of the excess of Purchase Payments you make under your Contract over the "free withdrawal amount," as defined above.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:
●	at least one year has passed since we issued your Contract,

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state, and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit (except under the Cash Surrender method), or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted by the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

where:
I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J

is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b

is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and /or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $35 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. In Account Years 1through 5, the Account Fee is $35. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:
●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is more than $100,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30%. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the Account Fee and administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We expect to make a profit on the excess expense charge associated with the Purchase Payment Interest. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

Charges for Optional Death Benefit Riders

If you elect an optional death benefit rider, we will deduct a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.
% of Average
Rider(S) You Elect*	Daily Net Assets
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus with MAV"	0.40%
"EEB Plus with 5% Roll-Up"	0.40%

                                          *As defined below

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at anytime, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectus(es) and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If you die during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on your date of death, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of your death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:
(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Purchase Payments (adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, the basic death benefit may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the basic death benefit by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional Benefit to you. Please refer to "Impact of Optional Death Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing this optional Benefit.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under the basic death benefit above, or

●

your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under the basic death benefit above, or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:
●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

     Earnings Enhancement ("EEB") Rider

If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:
●

If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

●

If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

     Earnings Enhancement Plus ("EEB Plus") Rider

If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:
●

If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

●

If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus With MAV ("EEB Plus MAV") Rider

If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:
●

If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●

If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus With 5% Roll-Up ("EEB Plus 5% Roll-Up") Rider

If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:
●

If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●

If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Selecting Multiple Death Benefit Riders

The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:
●	MAV Rider combined with 5% Roll-Up Rider: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

●

MAV Rider combined with EEB Rider: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

●

EEB Rider combined with 5% Roll-Up Rider: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

●

MAV Rider, the 5% Roll-Up Rider and the EEB Rider: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

The EEB Plus, EEB Plus MAV and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

Spousal Continuance

If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a value equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, the surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the basic death benefit or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the basic death benefit or under any of the optional death benefit riders, your Account Value will be increased by the excess, if any, of that amount over option (1) of the basic death benefit. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Owner's spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:
●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
●	The earliest possible Annuity Commencement Date is the first day of the first month following your first Account Anniversary.

●

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:
●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, in our discretion.

      Annuity Option A Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

      Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 10 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

      Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

      Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for Annuitization Units which have annual insurance charges of 1.45% of your Account's average daily net assets. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $35 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Options elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership may affect the availability of optional death benefit riders or the expenses incurred with the optional death benefit riders.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Series Fund as may be required by the Investment Company Act of 1940 and the Securities Act of 1933.We will also send such statements reflecting transactions in your Account as maybe required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contracts. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute shares of another Fund or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must beat least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days, or longer if allowed by your state, after it was delivered to you. State law may also require you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value less the Adjusted Purchase Payment Interest. The Adjusted Purchase Payment Interest that may be deducted is equal to the lesser of:
●	the portion of the Account Value that is attributable to any Purchase Payment Interest, and

●	all Purchase Payment Interest.

This means you receive any gain on Purchase Payment Interest and we bear any loss. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments. and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Contract Owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the Contract. For this purpose, the amount of the "investment in the contract" is not affected by the Owner's or Annuitant's death, i.e., the investment in the Contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includible in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the Contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:
●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution, or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax-qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult a qualified tax professional.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider. If this were to occur, election of an optional rider could cause any withdrawal to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional rider, you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements.. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts", "Withholding" and "Non-Qualified Contracts". You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2003, 2004, and 2005 approximately $92,878, $28,188, and $15,686, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some Sub-Accounts.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Funds in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period since we started offering the Sub-Accounts under the Futurity products or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Futurity products. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of$1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges, the annual Account Fee, or any Purchase Payment Interest, although such figures do reflect all recurring charges. If such figures were calculated to reflect Purchase Payment Interest credited, the calculation would also reflect any withdrawal charges made. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Fund.

Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (7-day period for the Sun Capital Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contract. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contract, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024,Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus).Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

lthough the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Tax-Deferred Accumulation
Advertising and Sales Literature
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2006, which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, MA 02481

Please send me a Statement of Additional Information for
MFS Regatta Extra Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name

Address

City	State Zip

Telephone

APPENDIX A

GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for receiving annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there are co-Owners of a Non-Qualified Contract, the surviving co-Owner will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY: ("WE," "US," "SUN LIFE (U.S.)") Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract or Certificate issued under a Group Contract.

CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

FIFTH-YEAR ANNIVERSARY: The fifth Account Anniversary and each succeeding Account Anniversary occurring at any five year interval thereafter; for example, the 10th, 15th, and 20th Account Anniversaries.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A series of the Series Fund in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This is also the term used to describe the total contribution made to the Contract minus the total withdrawals.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are 2 Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract at a rate of 2% to 5% of each purchase payment based upon the size of the investment or Account Value or the interest rate option chosen at the time of application.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B

WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.
Account Year	Hypothetical Account Value	Annual Earnings	Cumulative Annual Earnings	Free Withdrawal Amount	Payment Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a) 1	$41,000	$1,000	$ 1,000	$ 4,000	$36,000	8.00%	$2,880
2	$45,100	$4,100	$ 5,100	$ 4,000	$36,000	8.00%	$2,880
3	$49,600	$4,500	$ 9,600	$ 4,100	$35,900	7.00%	$2,513
(b) 4	$52,100	$2,500	$12,100	$ 4,500	$35,500	7.00%	$2,485
5	$57,300	$5,200	$17,300	$ 4,000	$36,000	6.00%	$2,160
6	$63,000	$5,700	$23,000	$ 5,200	$34,800	5.00%	$1,740
7	$66,200	$3,200	$26,200	$ 5,700	$34,300	4.00%	$1,372
(c) 8	$72,800	$6,600	$32,800	$40,000	$ 0	0.00%	$ 0
(a)

The free withdrawal amount in any year is equal to the amount of any Purchase Payments made prior to the last 7 Account Years ("Old Payments") that were not previously withdrawn plus the greater of (1) the Contract's earnings during the prior Account Year, and (2) 10% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $36,000, which equals the New Payments of $40,000 minus the free withdrawal amount of $4,000.

(b)	In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $35,500.

(c)

In Account Year 8, the free withdrawal amount is $40,000, which equals 100% of the Purchase Payment of $40,000. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,100, $9,000, $12,000, and $20,000.
					Remaining
					Free
	Hypothetical				Withdrawal	Amount of
	Account				Amount	Withdrawal
	Value				Before	Subject to	Withdrawal	Withdrawal
	Before		Cumulative	Amount of	Charge	Withdrawal	Charge	Charge
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount
1	$41,000	$1,000	$ 1,000	$ 0	$4,000	$ 0	8.00%	$ 0
2	$45,100	$4,100	$ 5,100	$ 0	$4,000	$ 0	8.00%	$ 0
3	$49,600	$4,500	$ 9,600	$ 0	$4,100	$ 0	7.00%	$ 0
(a) 4	$50,100	$ 500	$10,100	$ 4,100	$4,500	$ 0	7.00%	$ 0
(b) 4	$46,800	$ 800	$10,900	$ 9,000	$ 400	$ 8,600	7.00%	$ 602
(c) 4	$38,400	$ 600	$11,500	$12,000	$ 0	$12,000	7.00%	$ 840
(d) 4	$26,800	$ 400	$11,900	$20,000	$ 0	$14,900	7.00%	$1,043
(a)

In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. The partial withdrawal amount of $4,100 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $4,100 was taken, the remaining free withdrawal amount in Account Year 4 is $4,500 - $4,100 = $400. Therefore, $400 of the $9,000 withdrawal is not subject to a withdrawal charge, and $8,600 is subject to a withdrawal charge.

(c)

Since the total of the two prior Account Year 4 partial withdrawals($13,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. The entire withdrawal amount of $12,000 is subject to a withdrawal charge.

(d)

Since the total of the three prior Account Year 4 partial withdrawals($25,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. Since the total amount of New Purchase Payments was $40,000 and $25,100 of New Payments has already been surrendered, only $14,900 of this $20,000 withdrawal comes from liquidating Purchase Payments. The remaining $5,100 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.

Note that since all of the Purchase Payments were liquidated by the final withdrawal of $20,000, the total withdrawal charge for the four Account Year 4 withdrawals is $2,485, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page. Any additional Account Year 4 withdrawals in the example shown on this page would come from the liquidating of earnings and would not be subject to a withdrawal charge.

Part 2 -- Fixed Account -- Examples of the Market Value Adjustment ("MVA")

      The MVA Factor is: [(1 + I) / (1 + J + b)] ^ (N/12) -1

      These examples assume the following:
●	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

●	The date of surrender is 2 years from the Expiration Date (N = 24).

●	The value of the Guarantee Amount on the date of surrender is $11,910.16.

●	The interest earned in the current Account Year is $674.16.

●	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

●	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

      Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.
The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .08)] ^ (24/12) - 1
=	(.981^ 2) -1
=	.963 -1
=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) X -.037 = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X -.037 = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.
The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .05)] ^ (24/12) - 1
=	(1.010^ 2) -1
=	1.019 -1
=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) X .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C

CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Variable Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	=	$ 80,000.00
Cash Surrender Value*	=	$ 74,365.00
Purchase Payments	=	$100,000.00
The Basic Death Benefit would therefore be:		$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Variable Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	=	$60,000.00
Cash Surrender Value*	=	$55,165.00
Adjusted Purchase Payments**	=	$75,000.00
The Basic Death Benefit would therefore be:		$75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value.

For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:

Payments X (Account Value after withdrawal divided by Account Value before withdrawal)

$100,000.00 X ($60,000.00 divided by $80,000.00)  = $75,000

APPENDIX D

CALCULATION OF EARNINGS ENHANCEMENT OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$131,400
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore be		$135,000

~ plus ~

The EEB amount calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
40% of the above amount	=	$14,000
Cap of 40% of Adjusted Purchase Payments	=	$40,000
The lesser of the above two amounts = the EEB amount	=	$14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$111,400
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

~ plus ~

The EEB amount calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
40% of the above amount	=	$11,926
Cap of 40% of Adjusted Purchase Payments	=	$34,074
The lesser of the above two amounts = the EEB amount	=	$11,926

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:

Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX E

CALCULATION OF DEATH BENEFIT WHEN EEB AND MAV AND 5% ROLL-UP RIDERS ARE SELECTED

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $131,400
Total of Adjusted Purchase Payments	= $100,000
5% Premium Roll-Up Value	= $140,000
Maximum Anniversary Value	= $142,000
The Death Benefit Amount would therefore	= $142,000

         ~ plus ~

The EEB amount calculated as follows:
Account Value minus Adjusted Purchase Payments	= $35,000
40% of the above amount	= $14,000
Cap of 40% of Adjusted Purchase Payments	= $40,000
The lesser of the above two amounts = the EEB amount	= $14,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX F

CALCULATION OF EARNINGS ENHANCEMENT PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$131,400
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

    ~ plus ~

The EEB Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
40% of the above amount	=	$ 14,000
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Plus amount	=	$ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G

CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$131,400
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

    ~ plus ~

The EEB Plus amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted Purchase Payments	=	$ 40,000
40% of the above amount	=	$ 16,000
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Plus amount	=	$ 16,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H

CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$131,400
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

     ~ plus ~

The EEB Plus amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted Purchase Payments	=	$ 40,000
40% of the above amount	=	$ 16,000
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Plus amount	=	$ 16,000

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I

CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT)

Example 1: Option A

If you select Option A, the 2% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made during the first Account Year. On each fifth Account Anniversary, we will credit additional Purchase Payment Interest of 2% based on your Account Value, illustrated below:

Initial Purchase Payment of $50,000.00 receives 2% Purchase Payment Interest of $1,000.00.

Subsequent Purchase Payment in the first Account Year of $20,000.00 receives 2% Purchase Payment Interest of $400.00.

Suppose the Account had not gained any earnings or interest during the first 5 Account Years and the Account Value is $71,400.00 (sum of all Purchase Payments and Purchase Payment Interest), we will credit your Account with an additional 2% ($1,428.00).

Using the same Purchase Payments as above, suppose your value on the fifth Account Anniversary is $74,970.00. We will credit your account with an additional 2% of Purchase Payment Interest (equal to $1,499.40).

This 2% Purchase Payment Interest will occur on every fifth Account Anniversary (i.e., 5th, 10th, 15th).

Example 2: Option B with no withdrawals

If you select Option B, the 3% Bonus Option the amount we will credit to your Contract depends on the size of your Net Purchase Payments. The scale is as follow:

Net Purchase Payments less than $100,000.00 will receive	3%
Net Purchase Payments between $100,000.00 through $499,999.99 will receive	4%
Net Purchase Payments greater than or equal to $500,000.00 will receive	5%

Therefore, if your initial investment is $50,000.00, your Purchase Payment Interest will equal 3% of $50,000, or $1500.00.

If you make additional Payments that cause your total Net Purchase Payments to exceed $100,000.00, these Purchase Payments will receive either a 4% or 5% bonus, using the above scale. As an example:

Initial Purchase Payment of $50,000.00 will receive 3% Purchase Payment Interest. A second Purchase Payment of $80,000.00 will result in Net Purchase Payments of $130,000.00. Thus, the $80,000.00 will receive Purchase Payment Interest of 4% equal to $3,200.00.

Suppose a third Purchase Payment of $400,000.00 is made. This will bring the Net Purchase Payments to $530,000.00. This $400,000.00 will receive Purchase Payment Interest of 5% equal to $20,000.00.

This Account now has total Net Purchase Payments of $530,000.00 and total Purchase Payment Interest of $24,700.00.

In addition to the Purchase Payment Interest paid at the time of each Payment, we will review your first Account Anniversary to ensure that all Net Purchase Payments received the Purchase Payment Interest as described in the above scale. Using the above scenario as an example, upon the first Account Anniversary, we will credit your Account an additional $1800.00, which is equal to:

Total Net Purchase Payments of $530,000.00 x 5%	=	$26,500.00
Total Purchase Payment Interest received	=	$24,700.00

First Account Anniversary Adjustment	=	$ 1,800.00

Example 3: Option B with a Withdrawal

Using the same example as above, suppose that before the first Account Anniversary you make a withdrawal of $20,000.00. The annual Purchase Payment Interest adjustment would be calculated as follows:

Because your Net Purchase Payments are $510,000.00 ($530,000.00 - $20,000.00 withdrawal), your Purchase Payment Interest on all Net Purchase Payments should be 5%.

Your initial Payment of $50,000.00 received	3%
Your second Payment of $80,000.00 received	4%
Your third Payment of $400,000.00 received the	5%

Your first two Payments minus the withdrawal will receive additional Purchase Payment Interest. This will bring your total Net Purchase Payments up to 5%.

$50,000.00 X 2%	= $1,000.00
$80,000.00 - $20,000.00 = $60,000.00 x 1%	= $ 600.00
Total credit due	= $1,600.00

On your First Account Anniversary we will credit your Account with an additional Purchase Payment Interest of $1600.00.

APPENDIX J

INVESTMENT OPTIONS AND EXPENSES FOR INITIAL CLASS SHARES

The variable Fund options shown in this prospectus are the "Service Class" shares of the MFS/Sun Life Series Trust. The Service Class was first offered for sale on August 27, 2001. All Contracts purchased on or after that date are invested in the Service Class.

Each Fund also has an "Initial Class" of shares. All Contracts purchased before August 27, 2001, are invested in the "Initial Class." The following Initial Class Funds are available to Owners of such Contracts:
Large-Cap Value Equity Funds	Mid-Cap Growth Equity Funds
MFS/ Sun Life Global Total Return Series	MFS/ Sun Life Mid Cap Growth Series
MFS/ Sun Life International Value Series	Small-Cap Growth Equity Funds
MFS/Sun Life Total Return Series	MFS/ Sun Life New Discovery Series
MFS/ Sun Life Value Series	Specialty Funds
Large-Cap Blend Equity Funds	MFS/ Sun Life Technology Series
MFS/ Sun Life Core Equity Series	MFS/ Sun Life Utilities Series
MFS/ Sun Life Capital Opportunities Series	High-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Emerging Markets Equity Series	MFS/ Sun Life Government Securities Series
MFS/ Sun Life Massachusetts Investors Trust Series	MFS/ Sun Life Global Governments Series
MFS/ Sun Life Research Series	Medium-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Research International Series	MFS/ Sun Life Bond Series
Large-Cap Growth Equity Funds	MFS/ Sun Life Strategic Income Series
MFS/ Sun Life Capital Appreciation Series	Low-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Emerging Growth Series	MFS/ Sun Life High Yield Series
MFS/ Sun Life Global Growth Series	Money Market Funds
MFS/ Sun Life International Growth Series	MFS/ Sun Life Money Market Series
MFS/ Sun Life Massachusetts Investors Growth
Stock Series
MFS/ Sun Life Strategic Growth Series

The shares of the Initial Class have the same investment objectives, policies, and strategies as the shares of the Service Class. The only differences between the two classes are their expense ration. The "Total Annual Fund Operating Expenses" under the heading "FEES AND EXPENSES" and accompanying "EXAMPLE" associated with Initial Class expenses are shown below:
Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.60%	1.31%
*	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2007. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds, after all fee reductions and expense reimbursement arrangements are taken into consideration fall within the range shown above. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's Prospectus..

EXAMPLE
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$1,055	$1,654	$2,280	$3,694
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$335	$1,024	$1,740	$3,694

APPENDIX K

CONDENSED FINANCIAL INFORMATION

The following information for REGATTA EXTRA should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown. Subsequent values are shown for each period, unless there was no balance or transaction for the last day of the period, in which case no value is shown for the end of that period or the beginning of the next period.
Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year Units

MFS/Sun Life Bond Series	01	2005	14.020	14.059	218,696
MFS/Sun Life Bond Series	01	2004	13.390	14.020	236,943
MFS/Sun Life Bond Series	01	2003	12.383	13.390	306,145
MFS/Sun Life Bond Series	01	2002	11.466	12.383	337,560
MFS/Sun Life Bond Series	01	2001	10.794	11.466	418,090
MFS/Sun Life Bond Series	01	2000	10.000	10.794	77,459

MFS/Sun Life Bond Series	02	2005	13.921	13.939	318,252
MFS/Sun Life Bond Series	02	2004	13.316	13.921	309,464
MFS/Sun Life Bond Series	02	2003	12.333	13.316	352,147
MFS/Sun Life Bond Series	02	2002	11.437	12.333	510,491
MFS/Sun Life Bond Series	02	2001	10.784	11.437	377,453
MFS/Sun Life Bond Series	02	2000	10.000	10.784	65,066

MFS/Sun Life Bond Series	03	2005	13.856	13.860	540,524
MFS/Sun Life Bond Series	03	2004	13.267	13.856	641,282
MFS/Sun Life Bond Series	03	2003	12.300	13.267	841,199
MFS/Sun Life Bond Series	03	2002	11.418	12.300	839,942
MFS/Sun Life Bond Series	03	2001	10.777	11.418	719,978
MFS/Sun Life Bond Series	03	2000	10.000	10.777	214,623

MFS/Sun Life Bond Series	04	2005	13.758	13.741	273,262
MFS/Sun Life Bond Series	04	2004	13.193	13.758	295,857
MFS/Sun Life Bond Series	04	2003	12.251	13.193	393,964
MFS/Sun Life Bond Series	04	2002	11.389	12.251	419,755
MFS/Sun Life Bond Series	04	2001	10.766	11.389	309,775
MFS/Sun Life Bond Series	04	2000	10.000	10.766	86,798

MFS/Sun Life Bond Series S Class	01	2005	12.207	12.222	203,736
MFS/Sun Life Bond Series S Class	01	2004	11.695	12.207	218,931
MFS/Sun Life Bond Series S Class	01	2003	10.845	11.695	246,329
MFS/Sun Life Bond Series S Class	01	2002	10.070	10.845	231,496
MFS/Sun Life Bond Series S Class	01	2001	10.000	10.070	183,917

MFS/Sun Life Bond Series S Class	02	2005	12.145	12.141	76,627
MFS/Sun Life Bond Series S Class	02	2004	11.654	12.145	79,349
MFS/Sun Life Bond Series S Class	02	2003	10.823	11.654	107,762
MFS/Sun Life Bond Series S Class	02	2002	10.065	10.823	92,438
MFS/Sun Life Bond Series S Class	02	2001	10.000	10.065	23,619

MFS/Sun Life Bond Series S Class	03	2005	12.103	12.088	105,534
MFS/Sun Life Bond Series S Class	03	2004	11.626	12.103	83,252
MFS/Sun Life Bond Series S Class	03	2003	10.808	11.626	112,877
MFS/Sun Life Bond Series S Class	03	2002	10.062	10.808	106,799
MFS/Sun Life Bond Series S Class	03	2001	10.000	10.062	59,966

MFS/Sun Life Bond Series S Class	04	2005	12.042	12.008	277,650
MFS/Sun Life Bond Series S Class	04	2004	11.584	12.042	312,518
MFS/Sun Life Bond Series S Class	04	2003	10.786	11.584	365,132
MFS/Sun Life Bond Series S Class	04	2002	10.056	10.786	296,454
MFS/Sun Life Bond Series S Class	04	2001	10.000	10.056	87,767

MFS/Sun Life Capital Appreciation Series	01	2005	5.993	5.961	1,176,427
MFS/Sun Life Capital Appreciation Series	01	2004	5.478	5.993	1,119,858
MFS/Sun Life Capital Appreciation Series	01	2003	4.319	5.478	980,310
MFS/Sun Life Capital Appreciation Series	01	2002	6.481	4.319	1,017,954
MFS/Sun Life Capital Appreciation Series	01	2001	8.807	6.481	1,120,415
MFS/Sun Life Capital Appreciation Series	01	2000	10.000	8.807	693,430

MFS/Sun Life Capital Appreciation Series	02	2005	5.951	5.910	1,465,061
MFS/Sun Life Capital Appreciation Series	02	2004	5.447	5.951	1,385,104
MFS/Sun Life Capital Appreciation Series	02	2003	4.301	5.447	1,487,709
MFS/Sun Life Capital Appreciation Series	02	2002	6.465	4.301	1,573,902
MFS/Sun Life Capital Appreciation Series	02	2001	8.798	6.465	1,631,928
MFS/Sun Life Capital Appreciation Series	02	2000	10.000	8.798	1,128,952

MFS/Sun Life Capital Appreciation Series	03	2005	5.923	5.876	2,474,925
MFS/Sun Life Capital Appreciation Series	03	2004	5.427	5.923	2,260,986
MFS/Sun Life Capital Appreciation Series	03	2003	4.290	5.427	2,387,264
MFS/Sun Life Capital Appreciation Series	03	2002	6.454	4.290	2,483,085
MFS/Sun Life Capital Appreciation Series	03	2001	8.792	6.454	2,821,019
MFS/Sun Life Capital Appreciation Series	03	2000	10.000	8.792	2,130,547

MFS/Sun Life Capital Appreciation Series	04	2005	5.881	5.825	1,127,028
MFS/Sun Life Capital Appreciation Series	04	2004	5.397	5.881	978,388
MFS/Sun Life Capital Appreciation Series	04	2003	4.272	5.397	1,002,801
MFS/Sun Life Capital Appreciation Series	04	2002	6.438	4.272	1,015,016
MFS/Sun Life Capital Appreciation Series	04	2001	8.784	6.438	1,153,120
MFS/Sun Life Capital Appreciation Series	04	2000	10.000	8.784	541,268

MFS/Sun Life Capital Appreciation Series S Class	01	2005	8.916	8.843	227,274
MFS/Sun Life Capital Appreciation Series S Class	01	2004	8.167	8.916	209,667
MFS/Sun Life Capital Appreciation Series S Class	01	2003	6.457	8.167	191,671
MFS/Sun Life Capital Appreciation Series S Class	01	2002	9.715	6.457	183,342
MFS/Sun Life Capital Appreciation Series S Class	01	2001	10.000	9.715	74,229

MFS/Sun Life Capital Appreciation Series S Class	02	2005	8.871	8.784	94,094
MFS/Sun Life Capital Appreciation Series S Class	02	2004	8.138	8.871	102,361
MFS/Sun Life Capital Appreciation Series S Class	02	2003	6.443	8.138	89,723
MFS/Sun Life Capital Appreciation Series S Class	02	2002	9.710	6.443	74,054
MFS/Sun Life Capital Appreciation Series S Class	02	2001	10.000	9.710	24,481

MFS/Sun Life Capital Appreciation Series S Class	03	2005	8.840	8.746	115,410
MFS/Sun Life Capital Appreciation Series S Class	03	2004	8.118	8.840	121,987
MFS/Sun Life Capital Appreciation Series S Class	03	2003	6.434	8.118	115,402
MFS/Sun Life Capital Appreciation Series S Class	03	2002	9.706	6.434	97,540
MFS/Sun Life Capital Appreciation Series S Class	03	2001	10.000	9.706	48,268

MFS/Sun Life Capital Appreciation Series S Class	04	2005	8.795	8.688	273,776
MFS/Sun Life Capital Appreciation Series S Class	04	2004	8.089	8.795	249,948
MFS/Sun Life Capital Appreciation Series S Class	04	2003	6.421	8.089	220,430
MFS/Sun Life Capital Appreciation Series S Class	04	2002	9.701	6.421	233,235
MFS/Sun Life Capital Appreciation Series S Class	04	2001	10.000	9.701	99,788

MFS/Sun Life Capital Opportunities Series	01	2005	6.670	6.682	970,299
MFS/Sun Life Capital Opportunities Series	01	2004	6.001	6.670	1,139,385
MFS/Sun Life Capital Opportunities Series	01	2003	4.746	6.001	1,227,613
MFS/Sun Life Capital Opportunities Series	01	2002	6.918	4.746	1,407,886
MFS/Sun Life Capital Opportunities Series	01	2001	9.356	6.918	1,904,592
MFS/Sun Life Capital Opportunities Series	01	2000	10.000	9.356	1,309,871

MFS/Sun Life Capital Opportunities Series	02	2005	6.623	6.624	1,009,937
MFS/Sun Life Capital Opportunities Series	02	2004	5.967	6.623	1,233,584
MFS/Sun Life Capital Opportunities Series	02	2003	4.727	5.967	1,413,303
MFS/Sun Life Capital Opportunities Series	02	2002	6.901	4.727	1,582,040
MFS/Sun Life Capital Opportunities Series	02	2001	9.346	6.901	2,063,660
MFS/Sun Life Capital Opportunities Series	02	2000	10.000	9.346	1,690,475

MFS/Sun Life Capital Opportunities Series	03	2005	6.592	6.586	1,965,721
MFS/Sun Life Capital Opportunities Series	03	2004	5.945	6.592	2,399,954
MFS/Sun Life Capital Opportunities Series	03	2003	4.714	5.945	2,862,274
MFS/Sun Life Capital Opportunities Series	03	2002	6.889	4.714	3,302,762
MFS/Sun Life Capital Opportunities Series	03	2001	9.340	6.889	4,145,956
MFS/Sun Life Capital Opportunities Series	03	2000	10.000	9.340	3,382,049

MFS/Sun Life Capital Opportunities Series	04	2005	6.545	6.530	798,868
MFS/Sun Life Capital Opportunities Series	04	2004	5.912	6.545	890,255
MFS/Sun Life Capital Opportunities Series	04	2003	4.695	5.912	1,059,533
MFS/Sun Life Capital Opportunities Series	04	2002	6.872	4.695	1,215,759
MFS/Sun Life Capital Opportunities Series	04	2001	9.331	6.872	1,444,496
MFS/Sun Life Capital Opportunities Series	04	2000	10.000	9.331	1,139,592

MFS/Sun Life Capital Opportunities Series S Class	01	2005	9.106	9.092	77,341
MFS/Sun Life Capital Opportunities Series S Class	01	2004	8.212	9.106	94,356
MFS/Sun Life Capital Opportunities Series S Class	01	2003	6.510	8.212	89,374
MFS/Sun Life Capital Opportunities Series S Class	01	2002	9.510	6.510	83,681
MFS/Sun Life Capital Opportunities Series S Class	01	2001	10.000	9.510	59,199

MFS/Sun Life Capital Opportunities Series S Class	02	2005	9.059	9.032	32,144
MFS/Sun Life Capital Opportunities Series S Class	02	2004	8.183	9.059	37,632
MFS/Sun Life Capital Opportunities Series S Class	02	2003	6.496	8.183	42,394
MFS/Sun Life Capital Opportunities Series S Class	02	2002	9.505	6.496	44,852
MFS/Sun Life Capital Opportunities Series S Class	02	2001	10.000	9.505	23,179

MFS/Sun Life Capital Opportunities Series S Class	03	2005	9.029	8.992	68,697
MFS/Sun Life Capital Opportunities Series S Class	03	2004	8.163	9.029	74,968
MFS/Sun Life Capital Opportunities Series S Class	03	2003	6.487	8.163	81,873
MFS/Sun Life Capital Opportunities Series S Class	03	2002	9.502	6.487	84,819
MFS/Sun Life Capital Opportunities Series S Class	03	2001	10.000	9.502	22,901

MFS/Sun Life Capital Opportunities Series S Class	04	2005	8.983	8.932	91,383
MFS/Sun Life Capital Opportunities Series S Class	04	2004	8.134	8.983	95,303
MFS/Sun Life Capital Opportunities Series S Class	04	2003	6.474	8.134	112,841
MFS/Sun Life Capital Opportunities Series S Class	04	2002	9.497	6.474	131,167
MFS/Sun Life Capital Opportunities Series S Class	04	2001	10.000	9.497	59,725

MFS/Sun Life Core Equity Series	01	2005	9.875	10.370	199,020
MFS/Sun Life Core Equity Series	01	2004	8.741	9.875	197,061
MFS/Sun Life Core Equity Series	01	2003	6.937	8.741	211,417
MFS/Sun Life Core Equity Series	01	2002	8.956	6.937	218,107
MFS/Sun Life Core Equity Series	01	2001	10.200	8.956	192,703
MFS/Sun Life Core Equity Series	01	2000	10.000	10.200	67,362

MFS/Sun Life Core Equity Series	02	2005	9.805	10.281	186,260
MFS/Sun Life Core Equity Series	02	2004	8.693	9.805	173,208
MFS/Sun Life Core Equity Series	02	2003	6.909	8.693	384,338
MFS/Sun Life Core Equity Series	02	2002	8.934	6.909	368,909
MFS/Sun Life Core Equity Series	02	2001	10.190	8.934	168,435
MFS/Sun Life Core Equity Series	02	2000	10.000	10.190	117,704

MFS/Sun Life Core Equity Series	03	2005	9.759	10.222	399,468
MFS/Sun Life Core Equity Series	03	2004	8.661	9.759	374,767
MFS/Sun Life Core Equity Series	03	2003	6.891	8.661	417,030
MFS/Sun Life Core Equity Series	03	2002	8.919	6.891	356,151
MFS/Sun Life Core Equity Series	03	2001	10.184	8.919	410,731
MFS/Sun Life Core Equity Series	03	2000	10.000	10.184	222,322

MFS/Sun Life Core Equity Series	04	2005	9.690	10.135	178,662
MFS/Sun Life Core Equity Series	04	2004	8.613	9.690	188,292
MFS/Sun Life Core Equity Series	04	2003	6.863	8.613	174,004
MFS/Sun Life Core Equity Series	04	2002	8.896	6.863	170,346
MFS/Sun Life Core Equity Series	04	2001	10.174	8.896	228,762
MFS/Sun Life Core Equity Series	04	2000	10.000	10.174	91,377

MFS/Sun Life Core Equity Series S Class	01	2005	10.843	11.369	50,135
MFS/Sun Life Core Equity Series S Class	01	2004	9.627	10.843	47,611
MFS/Sun Life Core Equity Series S Class	01	2003	7.662	9.627	47,999
MFS/Sun Life Core Equity Series S Class	01	2002	9.920	7.662	44,715
MFS/Sun Life Core Equity Series S Class	01	2001	10.000	9.920	80,314

MFS/Sun Life Core Equity Series S Class	02	2005	10.788	11.294	29,620
MFS/Sun Life Core Equity Series S Class	02	2004	9.593	10.788	31,725
MFS/Sun Life Core Equity Series S Class	02	2003	7.647	9.593	32,373
MFS/Sun Life Core Equity Series S Class	02	2002	9.914	7.647	24,406
MFS/Sun Life Core Equity Series S Class	02	2001	10.000	9.914	11,859

MFS/Sun Life Core Equity Series S Class	03	2005	10.751	11.244	46,871
MFS/Sun Life Core Equity Series S Class	03	2004	9.570	10.751	46,111
MFS/Sun Life Core Equity Series S Class	03	2003	7.636	9.570	47,099
MFS/Sun Life Core Equity Series S Class	03	2002	9.911	7.636	40,180
MFS/Sun Life Core Equity Series S Class	03	2001	10.000	9.911	6,650

MFS/Sun Life Core Equity Series S Class	04	2005	10.697	11.170	67,383
MFS/Sun Life Core Equity Series S Class	04	2004	9.536	10.697	82,052
MFS/Sun Life Core Equity Series S Class	04	2003	7.620	9.536	83,098
MFS/Sun Life Core Equity Series S Class	04	2002	9.906	7.620	78,247
MFS/Sun Life Core Equity Series S Class	04	2001	10.000	9.906	32,974

MFS/Sun Life Emerging Growth Series	01	2005	5.265	5.663	1,087,784
MFS/Sun Life Emerging Growth Series	01	2004	4.718	5.265	1,221,242
MFS/Sun Life Emerging Growth Series	01	2003	3.641	4.718	1,322,148
MFS/Sun Life Emerging Growth Series	01	2002	5.612	3.641	1,462,064
MFS/Sun Life Emerging Growth Series	01	2001	8.706	5.612	1,931,647
MFS/Sun Life Emerging Growth Series	01	2000	10.000	8.706	1,479,829

MFS/Sun Life Emerging Growth Series	02	2005	5.228	5.614	1,442,015
MFS/Sun Life Emerging Growth Series	02	2004	4.692	5.228	1,670,006
MFS/Sun Life Emerging Growth Series	02	2003	3.626	4.692	1,826,119
MFS/Sun Life Emerging Growth Series	02	2002	5.598	3.626	2,087,039
MFS/Sun Life Emerging Growth Series	02	2001	8.697	5.598	2,605,371
MFS/Sun Life Emerging Growth Series	02	2000	10.000	8.697	2,015,613

MFS/Sun Life Emerging Growth Series	03	2005	5.203	5.582	2,495,379
MFS/Sun Life Emerging Growth Series	03	2004	4.674	5.203	3,093,286
MFS/Sun Life Emerging Growth Series	03	2003	3.616	4.674	3,478,391
MFS/Sun Life Emerging Growth Series	03	2002	5.589	3.616	3,978,221
MFS/Sun Life Emerging Growth Series	03	2001	8.692	5.589	5,043,252
MFS/Sun Life Emerging Growth Series	03	2000	10.000	8.692	4,326,107

MFS/Sun Life Emerging Growth Series	04	2005	5.166	5.534	1,061,322
MFS/Sun Life Emerging Growth Series	04	2004	4.648	5.166	1,171,175
MFS/Sun Life Emerging Growth Series	04	2003	3.601	4.648	1,310,528
MFS/Sun Life Emerging Growth Series	04	2002	5.575	3.601	1,421,263
MFS/Sun Life Emerging Growth Series	04	2001	8.683	5.575	1,863,339
MFS/Sun Life Emerging Growth Series	04	2000	10.000	8.683	1,307,630

MFS/Sun Life Emerging Growth Series S Class	01	2005	9.035	9.697	99,653
MFS/Sun Life Emerging Growth Series S Class	01	2004	8.116	9.035	108,693
MFS/Sun Life Emerging Growth Series S Class	01	2003	6.280	8.116	109,021
MFS/Sun Life Emerging Growth Series S Class	01	2002	9.707	6.280	104,894
MFS/Sun Life Emerging Growth Series S Class	01	2001	10.000	9.707	27,049

MFS/Sun Life Emerging Growth Series S Class	02	2005	8.989	9.633	52,556
MFS/Sun Life Emerging Growth Series S Class	02	2004	8.087	8.989	57,345
MFS/Sun Life Emerging Growth Series S Class	02	2003	6.267	8.087	51,445
MFS/Sun Life Emerging Growth Series S Class	02	2002	9.702	6.267	46,954
MFS/Sun Life Emerging Growth Series S Class	02	2001	10.000	9.702	9,764

MFS/Sun Life Emerging Growth Series S Class	03	2005	8.958	9.590	100,664
MFS/Sun Life Emerging Growth Series S Class	03	2004	8.068	8.958	114,039
MFS/Sun Life Emerging Growth Series S Class	03	2003	6.258	8.068	99,628
MFS/Sun Life Emerging Growth Series S Class	03	2002	9.699	6.258	97,813
MFS/Sun Life Emerging Growth Series S Class	03	2001	10.000	9.699	38,368

MFS/Sun Life Emerging Growth Series S Class	04	2005	8.913	9.527	112,848
MFS/Sun Life Emerging Growth Series S Class	04	2004	8.039	8.913	130,677
MFS/Sun Life Emerging Growth Series S Class	04	2003	6.246	8.039	106,942
MFS/Sun Life Emerging Growth Series S Class	04	2002	9.694	6.246	99,902
MFS/Sun Life Emerging Growth Series S Class	04	2001	10.000	9.694	47,056

MFS/Sun Life Emerging Markets Equity Series	01	2005	14.507	19.554	188,393
MFS/Sun Life Emerging Markets Equity Series	01	2004	11.575	14.507	146,222
MFS/Sun Life Emerging Markets Equity Series	01	2003	7.697	11.575	158,027
MFS/Sun Life Emerging Markets Equity Series	01	2002	7.964	7.697	138,643
MFS/Sun Life Emerging Markets Equity Series	01	2001	8.167	7.964	83,041
MFS/Sun Life Emerging Markets Equity Series	01	2000	10.000	8.167	57,546

MFS/Sun Life Emerging Markets Equity Series	02	2005	14.405	19.387	94,558
MFS/Sun Life Emerging Markets Equity Series	02	2004	11.511	14.405	92,585
MFS/Sun Life Emerging Markets Equity Series	02	2003	7.666	11.511	97,118
MFS/Sun Life Emerging Markets Equity Series	02	2002	7.944	7.666	102,005
MFS/Sun Life Emerging Markets Equity Series	02	2001	8.159	7.944	148,267
MFS/Sun Life Emerging Markets Equity Series	02	2000	10.000	8.159	124,787

MFS/Sun Life Emerging Markets Equity Series	03	2005	14.337	19.276	324,365
MFS/Sun Life Emerging Markets Equity Series	03	2004	11.469	14.337	285,273
MFS/Sun Life Emerging Markets Equity Series	03	2003	7.645	11.469	236,202
MFS/Sun Life Emerging Markets Equity Series	03	2002	7.931	7.645	219,748
MFS/Sun Life Emerging Markets Equity Series	03	2001	8.153	7.931	175,150
MFS/Sun Life Emerging Markets Equity Series	03	2000	10.000	8.153	128,994

MFS/Sun Life Emerging Markets Equity Series	04	2005	14.236	19.110	97,617
MFS/Sun Life Emerging Markets Equity Series	04	2004	11.405	14.236	94,330
MFS/Sun Life Emerging Markets Equity Series	04	2003	7.614	11.405	102,379
MFS/Sun Life Emerging Markets Equity Series	04	2002	7.911	7.614	93,924
MFS/Sun Life Emerging Markets Equity Series	04	2001	8.146	7.911	81,149
MFS/Sun Life Emerging Markets Equity Series	04	2000	10.000	8.146	60,368

MFS/Sun Life Emerging Markets Equity Series S Class	01	2005	18.654	25.085	54,185
MFS/Sun Life Emerging Markets Equity Series S Class	01	2004	14.918	18.654	41,663
MFS/Sun Life Emerging Markets Equity Series S Class	01	2003	9.951	14.918	47,089
MFS/Sun Life Emerging Markets Equity Series S Class	01	2002	10.316	9.951	12,287
MFS/Sun Life Emerging Markets Equity Series S Class	01	2001	10.000	10.316	4,920

MFS/Sun Life Emerging Markets Equity Series S Class	02	2005	18.559	24.920	7,042
MFS/Sun Life Emerging Markets Equity Series S Class	02	2004	14.865	18.559	7,042
MFS/Sun Life Emerging Markets Equity Series S Class	02	2003	9.930	14.865	4,898
MFS/Sun Life Emerging Markets Equity Series S Class	02	2002	10.310	9.930	7,328
MFS/Sun Life Emerging Markets Equity Series S Class	02	2001	10.000	10.310	1,660

MFS/Sun Life Emerging Markets Equity Series S Class	03	2005	18.496	24.810	11,750
MFS/Sun Life Emerging Markets Equity Series S Class	03	2004	14.830	18.496	10,859
MFS/Sun Life Emerging Markets Equity Series S Class	03	2003	9.917	14.830	11,039
MFS/Sun Life Emerging Markets Equity Series S Class	03	2002	10.307	9.917	4,857
MFS/Sun Life Emerging Markets Equity Series S Class	03	2001	10.000	10.307	2,815

MFS/Sun Life Emerging Markets Equity Series S Class	04	2005	18.402	24.646	54,681
MFS/Sun Life Emerging Markets Equity Series S Class	04	2004	14.777	18.402	55,030
MFS/Sun Life Emerging Markets Equity Series S Class	04	2003	9.896	14.777	23,052
MFS/Sun Life Emerging Markets Equity Series S Class	04	2002	10.301	9.896	14,005
MFS/Sun Life Emerging Markets Equity Series S Class	04	2001	10.000	10.301	2,530

MFS/Sun Life Global Governments Series	01	2005	14.627	13.376	76,570
MFS/Sun Life Global Governments Series	01	2004	13.486	14.627	133,548
MFS/Sun Life Global Governments Series	01	2003	11.838	13.486	175,401
MFS/Sun Life Global Governments Series	01	2002	9.958	11.838	424,807
MFS/Sun Life Global Governments Series	01	2001	10.327	9.958	26,918
MFS/Sun Life Global Governments Series	01	2000	10.000	10.327	20,989

MFS/Sun Life Global Governments Series	02	2005	14.523	13.262	62,273
MFS/Sun Life Global Governments Series	02	2004	13.411	14.523	51,320
MFS/Sun Life Global Governments Series	02	2003	11.790	13.411	62,887
MFS/Sun Life Global Governments Series	02	2002	9.934	11.790	60,708
MFS/Sun Life Global Governments Series	02	2001	10.317	9.934	72,771
MFS/Sun Life Global Governments Series	02	2000	10.000	10.317	70,817

MFS/Sun Life Global Governments Series	03	2005	14.455	13.186	157,272
MFS/Sun Life Global Governments Series	03	2004	13.362	14.455	143,901
MFS/Sun Life Global Governments Series	03	2003	11.759	13.362	157,652
MFS/Sun Life Global Governments Series	03	2002	9.917	11.759	123,407
MFS/Sun Life Global Governments Series	03	2001	10.310	9.917	70,383
MFS/Sun Life Global Governments Series	03	2000	10.000	10.310	49,235

MFS/Sun Life Global Governments Series	04	2005	14.353	13.073	151,024
MFS/Sun Life Global Governments Series	04	2004	13.287	14.353	165,963
MFS/Sun Life Global Governments Series	04	2003	11.711	13.287	205,828
MFS/Sun Life Global Governments Series	04	2002	9.892	11.711	317,391
MFS/Sun Life Global Governments Series	04	2001	10.300	9.892	59,309
MFS/Sun Life Global Governments Series	04	2000	10.000	10.300	27,812

MFS/Sun Life Global Governments Series S Class	01	2005	14.152	12.902	51,127
MFS/Sun Life Global Governments Series S Class	01	2004	13.079	14.152	79,226
MFS/Sun Life Global Governments Series S Class	01	2003	11.511	13.079	86,129
MFS/Sun Life Global Governments Series S Class	01	2002	9.710	11.511	118,181
MFS/Sun Life Global Governments Series S Class	01	2001	10.000	9.710	159

MFS/Sun Life Global Governments Series S Class	02	2005	14.080	12.817	12,943
MFS/Sun Life Global Governments Series S Class	02	2004	13.033	14.080	11,998
MFS/Sun Life Global Governments Series S Class	02	2003	11.487	13.033	10,262
MFS/Sun Life Global Governments Series S Class	02	2002	9.705	11.487	2,564
MFS/Sun Life Global Governments Series S Class	02	2001	10.000	9.705	102

MFS/Sun Life Global Governments Series S Class	03	2005	14.033	12.761	23,529
MFS/Sun Life Global Governments Series S Class	03	2004	13.002	14.033	25,494
MFS/Sun Life Global Governments Series S Class	03	2003	11.471	13.002	28,040
MFS/Sun Life Global Governments Series S Class	03	2002	9.701	11.471	12,391
MFS/Sun Life Global Governments Series S Class	03	2001	10.000	9.701	1,541

MFS/Sun Life Global Governments Series S Class	04	2005	13.961	12.676	24,840
MFS/Sun Life Global Governments Series S Class	04	2004	12.955	13.961	19,955
MFS/Sun Life Global Governments Series S Class	04	2003	11.448	12.955	19,560
MFS/Sun Life Global Governments Series S Class	04	2002	9.696	11.448	16,693
MFS/Sun Life Global Governments Series S Class	04	2001	10.000	9.696	1,262

MFS/Sun Life Global Growth Series	01	2005	8.685	9.418	191,074
MFS/Sun Life Global Growth Series	01	2004	7.623	8.685	216,852
MFS/Sun Life Global Growth Series	01	2003	5.711	7.623	294,420
MFS/Sun Life Global Growth Series	01	2002	7.187	5.711	307,226
MFS/Sun Life Global Growth Series	01	2001	9.082	7.187	390,855
MFS/Sun Life Global Growth Series	01	2000	10.000	9.082	346,962

MFS/Sun Life Global Growth Series	02	2005	8.624	9.337	314,932
MFS/Sun Life Global Growth Series	02	2004	7.581	8.624	350,416
MFS/Sun Life Global Growth Series	02	2003	5.688	7.581	417,164
MFS/Sun Life Global Growth Series	02	2002	7.169	5.688	389,197
MFS/Sun Life Global Growth Series	02	2001	9.073	7.169	449,259
MFS/Sun Life Global Growth Series	02	2000	10.000	9.073	349,891

MFS/Sun Life Global Growth Series	03	2005	8.583	9.284	650,692
MFS/Sun Life Global Growth Series	03	2004	7.553	8.583	754,453
MFS/Sun Life Global Growth Series	03	2003	5.673	7.553	763,908
MFS/Sun Life Global Growth Series	03	2002	7.157	5.673	849,321
MFS/Sun Life Global Growth Series	03	2001	9.067	7.157	1,015,019
MFS/Sun Life Global Growth Series	03	2000	10.000	9.067	869,483

MFS/Sun Life Global Growth Series	04	2005	8.522	9.204	215,667
MFS/Sun Life Global Growth Series	04	2004	7.511	8.522	220,114
MFS/Sun Life Global Growth Series	04	2003	5.650	7.511	234,139
MFS/Sun Life Global Growth Series	04	2002	7.139	5.650	240,205
MFS/Sun Life Global Growth Series	04	2001	9.058	7.139	280,533
MFS/Sun Life Global Growth Series	04	2000	10.000	9.058	297,452

MFS/Sun Life Global Growth Series S Class	01	2005	11.597	12.542	27,747
MFS/Sun Life Global Growth Series S Class	01	2004	10.197	11.597	31,614
MFS/Sun Life Global Growth Series S Class	01	2003	7.657	10.197	31,665
MFS/Sun Life Global Growth Series S Class	01	2002	9.672	7.657	30,445
MFS/Sun Life Global Growth Series S Class	01	2001	10.000	9.672	13,027

MFS/Sun Life Global Growth Series S Class	02	2005	11.539	12.460	7,539
MFS/Sun Life Global Growth Series S Class	02	2004	10.161	11.539	7,711
MFS/Sun Life Global Growth Series S Class	02	2003	7.642	10.161	11,842
MFS/Sun Life Global Growth Series S Class	02	2002	9.667	7.642	5,804
MFS/Sun Life Global Growth Series S Class	02	2001	10.000	9.667	891

MFS/Sun Life Global Growth Series S Class	03	2005	11.499	12.405	22,791
MFS/Sun Life Global Growth Series S Class	03	2004	10.137	11.499	21,886
MFS/Sun Life Global Growth Series S Class	03	2003	7.631	10.137	22,391
MFS/Sun Life Global Growth Series S Class	03	2002	9.664	7.631	17,156
MFS/Sun Life Global Growth Series S Class	03	2001	10.000	9.664	5,772

MFS/Sun Life Global Growth Series S Class	04	2005	11.441	12.323	30,040
MFS/Sun Life Global Growth Series S Class	04	2004	10.100	11.441	26,173
MFS/Sun Life Global Growth Series S Class	04	2003	7.615	10.100	27,348
MFS/Sun Life Global Growth Series S Class	04	2002	9.659	7.615	18,663
MFS/Sun Life Global Growth Series S Class	04	2001	10.000	9.659	6,218

MFS/Sun Life Global Total Return Series	01	2005	12.972	13.265	134,257
MFS/Sun Life Global Total Return Series	01	2004	11.239	12.972	111,206
MFS/Sun Life Global Total Return Series	01	2003	9.274	11.239	115,043
MFS/Sun Life Global Total Return Series	01	2002	9.354	9.274	95,827
MFS/Sun Life Global Total Return Series	01	2001	10.119	9.354	67,414
MFS/Sun Life Global Total Return Series	01	2000	10.000	10.119	37,443

MFS/Sun Life Global Total Return Series	02	2005	12.880	13.152	238,569
MFS/Sun Life Global Total Return Series	02	2004	11.177	12.880	218,940
MFS/Sun Life Global Total Return Series	02	2003	9.237	11.177	189,024
MFS/Sun Life Global Total Return Series	02	2002	9.331	9.237	62,814
MFS/Sun Life Global Total Return Series	02	2001	10.109	9.331	53,081
MFS/Sun Life Global Total Return Series	02	2000	10.000	10.109	42,261

MFS/Sun Life Global Total Return Series	03	2005	12.820	13.076	429,807
MFS/Sun Life Global Total Return Series	03	2004	11.136	12.820	403,873
MFS/Sun Life Global Total Return Series	03	2003	9.212	11.136	300,589
MFS/Sun Life Global Total Return Series	03	2002	9.315	9.212	139,863
MFS/Sun Life Global Total Return Series	03	2001	10.102	9.315	121,920
MFS/Sun Life Global Total Return Series	03	2000	10.000	10.102	61,103

MFS/Sun Life Global Total Return Series	04	2005	12.729	12.964	114,410
MFS/Sun Life Global Total Return Series	04	2004	11.074	12.729	91,275
MFS/Sun Life Global Total Return Series	04	2003	9.175	11.074	91,588
MFS/Sun Life Global Total Return Series	04	2002	9.292	9.175	57,023
MFS/Sun Life Global Total Return Series	04	2001	10.092	9.292	54,274
MFS/Sun Life Global Total Return Series	04	2000	10.000	10.092	19,112

MFS/Sun Life Global Total Return Series S Class	01	2005	13.406	13.680	42,579
MFS/Sun Life Global Total Return Series S Class	01	2004	11.640	13.406	44,028
MFS/Sun Life Global Total Return Series S Class	01	2003	9.639	11.640	44,199
MFS/Sun Life Global Total Return Series S Class	01	2002	9.742	9.639	23,043
MFS/Sun Life Global Total Return Series S Class	01	2001	10.000	9.742	6,349

MFS/Sun Life Global Total Return Series S Class	02	2005	13.338	13.590	98,946
MFS/Sun Life Global Total Return Series S Class	02	2004	11.598	13.338	33,932
MFS/Sun Life Global Total Return Series S Class	02	2003	9.619	11.598	21,433
MFS/Sun Life Global Total Return Series S Class	02	2002	9.736	9.619	11,047
MFS/Sun Life Global Total Return Series S Class	02	2001	10.000	9.736	5,277

MFS/Sun Life Global Total Return Series S Class	03	2005	13.293	13.530	49,752
MFS/Sun Life Global Total Return Series S Class	03	2004	11.571	13.293	38,896
MFS/Sun Life Global Total Return Series S Class	03	2003	9.606	11.571	31,262
MFS/Sun Life Global Total Return Series S Class	03	2002	9.733	9.606	10,499
MFS/Sun Life Global Total Return Series S Class	03	2001	10.000	9.733	3,473

MFS/Sun Life Global Total Return Series S Class	04	2005	13.225	13.441	93,923
MFS/Sun Life Global Total Return Series S Class	04	2004	11.529	13.225	58,625
MFS/Sun Life Global Total Return Series S Class	04	2003	9.586	11.529	61,860
MFS/Sun Life Global Total Return Series S Class	04	2002	9.728	9.586	57,712
MFS/Sun Life Global Total Return Series S Class	04	2001	10.000	9.728	15,949

MFS/Sun Life Government Securities Series	01	2005	12.700	12.804	503,516
MFS/Sun Life Government Securities Series	01	2004	12.420	12.700	564,136
MFS/Sun Life Government Securities Series	01	2003	12.338	12.420	752,873
MFS/Sun Life Government Securities Series	01	2002	11.402	12.338	914,830
MFS/Sun Life Government Securities Series	01	2001	10.768	11.402	986,196
MFS/Sun Life Government Securities Series	01	2000	10.000	10.768	217,774

MFS/Sun Life Government Securities Series	02	2005	12.610	12.695	752,256
MFS/Sun Life Government Securities Series	02	2004	12.351	12.610	748,421
MFS/Sun Life Government Securities Series	02	2003	12.288	12.351	1,012,830
MFS/Sun Life Government Securities Series	02	2002	11.373	12.288	1,489,225
MFS/Sun Life Government Securities Series	02	2001	10.757	11.373	1,396,170
MFS/Sun Life Government Securities Series	02	2000	10.000	10.757	364,621

MFS/Sun Life Government Securities Series	03	2005	12.551	12.622	904,824
MFS/Sun Life Government Securities Series	03	2004	12.306	12.551	997,040
MFS/Sun Life Government Securities Series	03	2003	12.255	12.306	1,428,308
MFS/Sun Life Government Securities Series	03	2002	11.354	12.255	1,954,011
MFS/Sun Life Government Securities Series	03	2001	10.750	11.354	1,586,735
MFS/Sun Life Government Securities Series	03	2000	10.000	10.750	531,971

MFS/Sun Life Government Securities Series	04	2005	12.462	12.513	559,988
MFS/Sun Life Government Securities Series	04	2004	12.237	12.462	592,790
MFS/Sun Life Government Securities Series	04	2003	12.205	12.237	670,829
MFS/Sun Life Government Securities Series	04	2002	11.325	12.205	816,091
MFS/Sun Life Government Securities Series	04	2001	10.740	11.325	734,950
MFS/Sun Life Government Securities Series	04	2000	10.000	10.740	310,046

MFS/Sun Life Government Securities Series S Class	01	2005	11.182	11.241	466,780
MFS/Sun Life Government Securities Series S Class	01	2004	10.957	11.182	564,640
MFS/Sun Life Government Securities Series S Class	01	2003	10.915	10.957	680,935
MFS/Sun Life Government Securities Series S Class	01	2002	10.113	10.915	738,354
MFS/Sun Life Government Securities Series S Class	01	2001	10.000	10.113	327,523

MFS/Sun Life Government Securities Series S Class	02	2005	11.125	11.167	131,456
MFS/Sun Life Government Securities Series S Class	02	2004	10.918	11.125	144,737
MFS/Sun Life Government Securities Series S Class	02	2003	10.892	10.918	164,263
MFS/Sun Life Government Securities Series S Class	02	2002	10.108	10.892	230,445
MFS/Sun Life Government Securities Series S Class	02	2001	10.000	10.108	64,262

MFS/Sun Life Government Securities Series S Class	03	2005	11.087	11.118	180,842
MFS/Sun Life Government Securities Series S Class	03	2004	10.892	11.087	215,382
MFS/Sun Life Government Securities Series S Class	03	2003	10.877	10.892	227,879
MFS/Sun Life Government Securities Series S Class	03	2002	10.104	10.877	273,417
MFS/Sun Life Government Securities Series S Class	03	2001	10.000	10.104	115,759

MFS/Sun Life Government Securities Series S Class	04	2005	11.030	11.044	393,886
MFS/Sun Life Government Securities Series S Class	04	2004	10.853	11.030	441,472
MFS/Sun Life Government Securities Series S Class	04	2003	10.855	10.853	539,642
MFS/Sun Life Government Securities Series S Class	04	2002	10.099	10.855	552,995
MFS/Sun Life Government Securities Series S Class	04	2001	10.000	10.099	168,112

MFS/Sun Life High Yield Series	01	2005	12.083	12.169	488,861
MFS/Sun Life High Yield Series	01	2004	11.193	12.083	615,550
MFS/Sun Life High Yield Series	01	2003	9.352	11.193	715,051
MFS/Sun Life High Yield Series	01	2002	9.240	9.352	528,944
MFS/Sun Life High Yield Series	01	2001	9.215	9.240	600,049
MFS/Sun Life High Yield Series	01	2000	10.000	9.215	246,939

MFS/Sun Life High Yield Series	02	2005	11.998	12.065	510,807
MFS/Sun Life High Yield Series	02	2004	11.131	11.998	611,566
MFS/Sun Life High Yield Series	02	2003	9.315	11.131	655,726
MFS/Sun Life High Yield Series	02	2002	9.217	9.315	555,908
MFS/Sun Life High Yield Series	02	2001	9.206	9.217	664,900
MFS/Sun Life High Yield Series	02	2000	10.000	9.206	277,607

MFS/Sun Life High Yield Series	03	2005	11.941	11.996	725,915
MFS/Sun Life High Yield Series	03	2004	11.090	11.941	851,538
MFS/Sun Life High Yield Series	03	2003	9.290	11.090	1,012,532
MFS/Sun Life High Yield Series	03	2002	9.202	9.290	791,049
MFS/Sun Life High Yield Series	03	2001	9.201	9.202	844,032
MFS/Sun Life High Yield Series	03	2000	10.000	9.201	410,208

MFS/Sun Life High Yield Series	04	2005	11.857	11.893	495,530
MFS/Sun Life High Yield Series	04	2004	11.028	11.857	559,329
MFS/Sun Life High Yield Series	04	2003	9.252	11.028	639,204
MFS/Sun Life High Yield Series	04	2002	9.179	9.252	404,944
MFS/Sun Life High Yield Series	04	2001	9.192	9.179	455,393
MFS/Sun Life High Yield Series	04	2000	10.000	9.192	174,044

MFS/Sun Life High Yield Series S Class	01	2005	12.826	12.885	149,930
MFS/Sun Life High Yield Series S Class	01	2004	11.900	12.826	230,678
MFS/Sun Life High Yield Series S Class	01	2003	9.962	11.900	240,309
MFS/Sun Life High Yield Series S Class	01	2002	9.880	9.962	233,213
MFS/Sun Life High Yield Series S Class	01	2001	10.000	9.880	71,886

MFS/Sun Life High Yield Series S Class	02	2005	12.761	12.800	68,082
MFS/Sun Life High Yield Series S Class	02	2004	11.858	12.761	71,597
MFS/Sun Life High Yield Series S Class	02	2003	9.942	11.858	76,650
MFS/Sun Life High Yield Series S Class	02	2002	9.875	9.942	50,620
MFS/Sun Life High Yield Series S Class	02	2001	10.000	9.875	13,103

MFS/Sun Life High Yield Series S Class	03	2005	12.718	12.744	62,823
MFS/Sun Life High Yield Series S Class	03	2004	11.830	12.718	75,205
MFS/Sun Life High Yield Series S Class	03	2003	9.929	11.830	71,864
MFS/Sun Life High Yield Series S Class	03	2002	9.872	9.929	60,793
MFS/Sun Life High Yield Series S Class	03	2001	10.000	9.872	37,165

MFS/Sun Life High Yield Series S Class	04	2005	12.653	12.660	212,394
MFS/Sun Life High Yield Series S Class	04	2004	11.787	12.653	228,898
MFS/Sun Life High Yield Series S Class	04	2003	9.908	11.787	221,525
MFS/Sun Life High Yield Series S Class	04	2002	9.866	9.908	190,480
MFS/Sun Life High Yield Series S Class	04	2001	10.000	9.866	53,387

MFS/Sun Life International Growth Series	01	2005	10.722	12.142	284,435
MFS/Sun Life International Growth Series	01	2004	9.147	10.722	321,201
MFS/Sun Life International Growth Series	01	2003	6.694	9.147	316,005
MFS/Sun Life International Growth Series	01	2002	7.709	6.694	347,110
MFS/Sun Life International Growth Series	01	2001	9.300	7.709	402,147
MFS/Sun Life International Growth Series	01	2000	10.000	9.300	96,662

MFS/Sun Life International Growth Series	02	2005	10.646	12.038	378,636
MFS/Sun Life International Growth Series	02	2004	9.097	10.646	410,430
MFS/Sun Life International Growth Series	02	2003	6.667	9.097	428,254
MFS/Sun Life International Growth Series	02	2002	7.689	6.667	470,672
MFS/Sun Life International Growth Series	02	2001	9.291	7.689	528,053
MFS/Sun Life International Growth Series	02	2000	10.000	9.291	78,014

MFS/Sun Life International Growth Series	03	2005	10.596	11.970	823,377
MFS/Sun Life International Growth Series	03	2004	9.063	10.596	865,571
MFS/Sun Life International Growth Series	03	2003	6.649	9.063	860,086
MFS/Sun Life International Growth Series	03	2002	7.676	6.649	939,783
MFS/Sun Life International Growth Series	03	2001	9.285	7.676	1,085,651
MFS/Sun Life International Growth Series	03	2000	10.000	9.285	229,167

MFS/Sun Life International Growth Series	04	2005	10.521	11.867	244,305
MFS/Sun Life International Growth Series	04	2004	9.013	10.521	249,325
MFS/Sun Life International Growth Series	04	2003	6.622	9.013	270,949
MFS/Sun Life International Growth Series	04	2002	7.657	6.622	354,596
MFS/Sun Life International Growth Series	04	2001	9.276	7.657	470,586
MFS/Sun Life International Growth Series	04	2000	10.000	9.276	11,409

MFS/Sun Life International Growth Series S Class	01	2005	13.122	14.824	82,351
MFS/Sun Life International Growth Series S Class	01	2004	11.230	13.122	85,826
MFS/Sun Life International Growth Series S Class	01	2003	8.236	11.230	147,068
MFS/Sun Life International Growth Series S Class	01	2002	9.499	8.236	70,812
MFS/Sun Life International Growth Series S Class	01	2001	10.000	9.499	21,268

MFS/Sun Life International Growth Series S Class	02	2005	13.056	14.726	51,595
MFS/Sun Life International Growth Series S Class	02	2004	11.189	13.056	52,122
MFS/Sun Life International Growth Series S Class	02	2003	8.219	11.189	35,835
MFS/Sun Life International Growth Series S Class	02	2002	9.494	8.219	28,885
MFS/Sun Life International Growth Series S Class	02	2001	10.000	9.494	13,468

MFS/Sun Life International Growth Series S Class	03	2005	13.011	14.661	55,414
MFS/Sun Life International Growth Series S Class	03	2004	11.163	13.011	57,853
MFS/Sun Life International Growth Series S Class	03	2003	8.208	11.163	53,234
MFS/Sun Life International Growth Series S Class	03	2002	9.490	8.208	59,811
MFS/Sun Life International Growth Series S Class	03	2001	10.000	9.490	27,872

MFS/Sun Life International Growth Series S Class	04	2005	12.945	14.564	98,866
MFS/Sun Life International Growth Series S Class	04	2004	11.123	12.945	94,563
MFS/Sun Life International Growth Series S Class	04	2003	8.191	11.123	84,370
MFS/Sun Life International Growth Series S Class	04	2002	9.485	8.191	88,083
MFS/Sun Life International Growth Series S Class	04	2001	10.000	9.485	33,631

MFS/Sun Life International Value Series	01	2005	12.612	14.322	135,611
MFS/Sun Life International Value Series	01	2004	9.997	12.612	121,881
MFS/Sun Life International Value Series	01	2003	7.591	9.997	101,519
MFS/Sun Life International Value Series	01	2002	8.190	7.591	84,088
MFS/Sun Life International Value Series	01	2001	9.730	8.190	142,671
MFS/Sun Life International Value Series	01	2000	10.000	9.730	96,662

MFS/Sun Life International Value Series	02	2005	12.524	14.199	182,644
MFS/Sun Life International Value Series	02	2004	9.942	12.524	106,151
MFS/Sun Life International Value Series	02	2003	7.561	9.942	81,634
MFS/Sun Life International Value Series	02	2002	8.169	7.561	80,612
MFS/Sun Life International Value Series	02	2001	9.720	8.169	83,188
MFS/Sun Life International Value Series	02	2000	10.000	9.720	78,014

MFS/Sun Life International Value Series	03	2005	12.465	14.119	539,717
MFS/Sun Life International Value Series	03	2004	9.905	12.465	388,833
MFS/Sun Life International Value Series	03	2003	7.541	9.905	282,412
MFS/Sun Life International Value Series	03	2002	8.156	7.541	253,607
MFS/Sun Life International Value Series	03	2001	9.714	8.156	282,389
MFS/Sun Life International Value Series	03	2000	10.000	9.714	229,167

MFS/Sun Life International Value Series	04	2005	12.377	13.998	120,057
MFS/Sun Life International Value Series	04	2004	9.850	12.377	104,094
MFS/Sun Life International Value Series	04	2003	7.511	9.850	97,175
MFS/Sun Life International Value Series	04	2002	8.136	7.511	96,329
MFS/Sun Life International Value Series	04	2001	9.705	8.136	28,159
MFS/Sun Life International Value Series	04	2000	10.000	9.705	11,409

MFS/Sun Life International Value Series S Class	01	2005	14.347	16.251	77,293
MFS/Sun Life International Value Series S Class	01	2004	11.397	14.347	43,576
MFS/Sun Life International Value Series S Class	01	2003	8.682	11.397	100,343
MFS/Sun Life International Value Series S Class	01	2002	9.369	8.682	11,407
MFS/Sun Life International Value Series S Class	01	2001	10.000	9.369	0

MFS/Sun Life International Value Series S Class	02	2005	14.274	16.144	31,806
MFS/Sun Life International Value Series S Class	02	2004	11.356	14.274	15,015
MFS/Sun Life International Value Series S Class	02	2003	8.665	11.356	11,219
MFS/Sun Life International Value Series S Class	02	2002	9.364	8.665	12,588
MFS/Sun Life International Value Series S Class	02	2001	10.000	9.364	879

MFS/Sun Life International Value Series S Class	03	2005	14.226	16.073	17,566
MFS/Sun Life International Value Series S Class	03	2004	11.329	14.226	12,098
MFS/Sun Life International Value Series S Class	03	2003	8.653	11.329	10,971
MFS/Sun Life International Value Series S Class	03	2002	9.360	8.653	8,585
MFS/Sun Life International Value Series S Class	03	2001	10.000	9.360	229

MFS/Sun Life International Value Series S Class	04	2005	14.153	15.967	103,814
MFS/Sun Life International Value Series S Class	04	2004	11.289	14.153	64,401
MFS/Sun Life International Value Series S Class	04	2003	8.635	11.289	20,020
MFS/Sun Life International Value Series S Class	04	2002	9.355	8.635	10,241
MFS/Sun Life International Value Series S Class	04	2001	10.000	9.355	1,836

MFS/Sun Life Managed Sectors Series	01	2005	4.990	10.000	0
MFS/Sun Life Managed Sectors Series	01	2004	4.746	4.990	262,099
MFS/Sun Life Managed Sectors Series	01	2003	3.844	4.746	318,271
MFS/Sun Life Managed Sectors Series	01	2002	5.270	3.844	371,126
MFS/Sun Life Managed Sectors Series	01	2001	8.294	5.270	442,617
MFS/Sun Life Managed Sectors Series	01	2000	10.000	8.294	342,650

MFS/Sun Life Managed Sectors Series	02	2005	4.955	10.000	0
MFS/Sun Life Managed Sectors Series	02	2004	4.720	4.955	359,818
MFS/Sun Life Managed Sectors Series	02	2003	3.828	4.720	394,984
MFS/Sun Life Managed Sectors Series	02	2002	5.257	3.828	468,817
MFS/Sun Life Managed Sectors Series	02	2001	8.286	5.257	510,790
MFS/Sun Life Managed Sectors Series	02	2000	10.000	8.286	485,882

MFS/Sun Life Managed Sectors Series	03	2005	4.931	10.000	0
MFS/Sun Life Managed Sectors Series	03	2004	4.702	4.931	859,823
MFS/Sun Life Managed Sectors Series	03	2003	3.818	4.702	915,460
MFS/Sun Life Managed Sectors Series	03	2002	5.248	3.818	999,255
MFS/Sun Life Managed Sectors Series	03	2001	8.281	5.248	1,161,695
MFS/Sun Life Managed Sectors Series	03	2000	10.000	8.281	1,051,021

MFS/Sun Life Managed Sectors Series	04	2005	4.897	10.000	0
MFS/Sun Life Managed Sectors Series	04	2004	4.676	4.897	286,470
MFS/Sun Life Managed Sectors Series	04	2003	3.803	4.676	309,451
MFS/Sun Life Managed Sectors Series	04	2002	5.235	3.803	340,656
MFS/Sun Life Managed Sectors Series	04	2001	8.273	5.235	447,275
MFS/Sun Life Managed Sectors Series	04	2000	10.000	8.273	395,973

MFS/Sun Life Managed Sectors Series S Class	01	2005	9.047	10.000	0
MFS/Sun Life Managed Sectors Series S Class	01	2004	8.625	9.047	32,107
MFS/Sun Life Managed Sectors Series S Class	01	2003	7.007	8.625	30,357
MFS/Sun Life Managed Sectors Series S Class	01	2002	9.628	7.007	26,271
MFS/Sun Life Managed Sectors Series S Class	01	2001	10.000	9.628	1,465

MFS/Sun Life Managed Sectors Series S Class	02	2005	9.001	10.000	0
MFS/Sun Life Managed Sectors Series S Class	02	2004	8.594	9.001	8,090
MFS/Sun Life Managed Sectors Series S Class	02	2003	6.992	8.594	8,090
MFS/Sun Life Managed Sectors Series S Class	02	2002	9.622	6.992	30,628
MFS/Sun Life Managed Sectors Series S Class	02	2001	10.000	9.622	329

MFS/Sun Life Managed Sectors Series S Class	03	2005	8.971	10.000	0
MFS/Sun Life Managed Sectors Series S Class	03	2004	8.574	8.971	20,727
MFS/Sun Life Managed Sectors Series S Class	03	2003	6.983	8.574	14,739
MFS/Sun Life Managed Sectors Series S Class	03	2002	9.619	6.983	14,855
MFS/Sun Life Managed Sectors Series S Class	03	2001	10.000	9.619	15,195

MFS/Sun Life Managed Sectors Series S Class	04	2005	8.925	10.000	0
MFS/Sun Life Managed Sectors Series S Class	04	2004	8.543	8.925	42,749
MFS/Sun Life Managed Sectors Series S Class	04	2003	6.968	8.543	44,204
MFS/Sun Life Managed Sectors Series S Class	04	2002	9.614	6.968	34,401
MFS/Sun Life Managed Sectors Series S Class	04	2001	10.000	9.614	17,422

MFS/Sun Life Massachusetts Investors Growth Series	01	2005	6.494	6.680	1,700,262
MFS/Sun Life Massachusetts Investors Growth Series	01	2004	6.012	6.494	1,918,686
MFS/Sun Life Massachusetts Investors Growth Series	01	2003	4.944	6.012	2,199,284
MFS/Sun Life Massachusetts Investors Growth Series	01	2002	6.973	4.944	2,405,111
MFS/Sun Life Massachusetts Investors Growth Series	01	2001	9.422	6.973	3,000,574
MFS/Sun Life Massachusetts Investors Growth Series	01	2000	10.000	9.422	2,157,935

MFS/Sun Life Massachusetts Investors Growth Series	02	2005	6.448	6.622	1,870,414
MFS/Sun Life Massachusetts Investors Growth Series	02	2004	5.978	6.448	2,231,351
MFS/Sun Life Massachusetts Investors Growth Series	02	2003	4.924	5.978	2,565,633
MFS/Sun Life Massachusetts Investors Growth Series	02	2002	6.956	4.924	2,836,560
MFS/Sun Life Massachusetts Investors Growth Series	02	2001	9.413	6.956	3,631,597
MFS/Sun Life Massachusetts Investors Growth Series	02	2000	10.000	9.413	2,559,854

MFS/Sun Life Massachusetts Investors Growth Series	03	2005	6.417	6.584	3,671,339
MFS/Sun Life Massachusetts Investors Growth Series	03	2004	5.956	6.417	4,315,355
MFS/Sun Life Massachusetts Investors Growth Series	03	2003	4.911	5.956	5,006,699
MFS/Sun Life Massachusetts Investors Growth Series	03	2002	6.944	4.911	5,278,480
MFS/Sun Life Massachusetts Investors Growth Series	03	2001	9.407	6.944	6,395,839
MFS/Sun Life Massachusetts Investors Growth Series	03	2000	10.000	9.407	4,923,997

MFS/Sun Life Massachusetts Investors Growth Series	04	2005	6.372	6.528	1,518,285
MFS/Sun Life Massachusetts Investors Growth Series	04	2004	5.923	6.372	1,729,560
MFS/Sun Life Massachusetts Investors Growth Series	04	2003	4.891	5.923	1,752,199
MFS/Sun Life Massachusetts Investors Growth Series	04	2002	6.926	4.891	1,925,613
MFS/Sun Life Massachusetts Investors Growth Series	04	2001	9.398	6.926	2,221,381
MFS/Sun Life Massachusetts Investors Growth Series	04	2000	10.000	9.398	1,511,093

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	9.029	9.268	230,358
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	8.378	9.029	247,186
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	6.920	8.378	431,473
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2002	9.769	6.920	214,623
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2001	10.000	9.769	206,672

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	8.983	9.207	110,257
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	8.348	8.983	141,543
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	6.906	8.348	147,334
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2002	9.764	6.906	118,995
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2001	10.000	9.764	28,935

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	8.952	9.166	143,659
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	8.328	8.952	164,508
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	6.897	8.328	180,342
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2002	9.760	6.897	198,979
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2001	10.000	9.760	69,983

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	8.906	9.105	243,700
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	8.298	8.906	261,514
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	6.882	8.298	271,001
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2002	9.755	6.882	247,446
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2001	10.000	9.755	113,890

MFS/Sun Life Massachusetts Investors Trust Series	01	2005	8.678	9.211	1,450,206
MFS/Sun Life Massachusetts Investors Trust Series	01	2004	7.863	8.678	1,672,778
MFS/Sun Life Massachusetts Investors Trust Series	01	2003	6.495	7.863	1,876,044
MFS/Sun Life Massachusetts Investors Trust Series	01	2002	8.367	6.495	2,102,877
MFS/Sun Life Massachusetts Investors Trust Series	01	2001	10.076	8.367	2,386,637
MFS/Sun Life Massachusetts Investors Trust Series	01	2000	10.000	10.076	1,567,339

MFS/Sun Life Massachusetts Investors Trust Series	02	2005	8.616	9.132	2,062,238
MFS/Sun Life Massachusetts Investors Trust Series	02	2004	7.819	8.616	2,406,728
MFS/Sun Life Massachusetts Investors Trust Series	02	2003	6.469	7.819	2,397,252
MFS/Sun Life Massachusetts Investors Trust Series	02	2002	8.346	6.469	2,611,340
MFS/Sun Life Massachusetts Investors Trust Series	02	2001	10.066	8.346	3,160,046
MFS/Sun Life Massachusetts Investors Trust Series	02	2000	10.000	10.066	2,171,833

MFS/Sun Life Massachusetts Investors Trust Series	03	2005	8.576	9.080	3,811,097
MFS/Sun Life Massachusetts Investors Trust Series	03	2004	7.791	8.576	4,325,002
MFS/Sun Life Massachusetts Investors Trust Series	03	2003	6.452	7.791	4,756,513
MFS/Sun Life Massachusetts Investors Trust Series	03	2002	8.332	6.452	5,257,899
MFS/Sun Life Massachusetts Investors Trust Series	03	2001	10.060	8.332	6,128,462
MFS/Sun Life Massachusetts Investors Trust Series	03	2000	10.000	10.060	4,232,336

MFS/Sun Life Massachusetts Investors Trust Series	04	2005	8.515	9.002	1,408,715
MFS/Sun Life Massachusetts Investors Trust Series	04	2004	7.747	8.515	1,580,174
MFS/Sun Life Massachusetts Investors Trust Series	04	2003	6.426	7.747	1,779,918
MFS/Sun Life Massachusetts Investors Trust Series	04	2002	8.311	6.426	1,947,932
MFS/Sun Life Massachusetts Investors Trust Series	04	2001	10.050	8.311	2,300,970
MFS/Sun Life Massachusetts Investors Trust Series	04	2000	10.000	10.050	1,325,352

MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2005	9.948	10.531	455,308
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2004	9.034	9.948	530,478
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2003	7.486	9.034	719,849
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2002	9.664	7.486	455,881
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2001	10.000	9.664	169,450

MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2005	9.897	10.462	207,821
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2004	9.002	9.897	220,926
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2003	7.471	9.002	232,671
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2002	9.659	7.471	182,264
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2001	10.000	9.659	89,369

MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2005	9.864	10.416	328,338
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2004	8.981	9.864	369,783
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2003	7.461	8.981	379,688
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2002	9.656	7.461	358,209
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2001	10.000	9.656	153,686

MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2005	9.813	10.347	443,861
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2004	8.948	9.813	474,526
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2003	7.445	8.948	467,572
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2002	9.651	7.445	480,066
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2001	10.000	9.651	166,841

MFS/Sun Life Mid Cap Growth Series	01	2005	5.591	5.681	358,401
MFS/Sun Life Mid Cap Growth Series	01	2004	4.950	5.591	421,661
MFS/Sun Life Mid Cap Growth Series	01	2003	3.643	4.950	431,606
MFS/Sun Life Mid Cap Growth Series	01	2002	6.996	3.643	547,477
MFS/Sun Life Mid Cap Growth Series	01	2001	9.242	6.996	338,295
MFS/Sun Life Mid Cap Growth Series	01	2000	10.000	9.242	76,464

MFS/Sun Life Mid Cap Growth Series	02	2005	5.555	5.636	460,970
MFS/Sun Life Mid Cap Growth Series	02	2004	4.925	5.555	486,445
MFS/Sun Life Mid Cap Growth Series	02	2003	3.630	4.925	536,628
MFS/Sun Life Mid Cap Growth Series	02	2002	6.982	3.630	367,288
MFS/Sun Life Mid Cap Growth Series	02	2001	9.238	6.982	387,483
MFS/Sun Life Mid Cap Growth Series	02	2000	10.000	9.238	142,977

MFS/Sun Life Mid Cap Growth Series	03	2005	5.530	5.605	1,080,069
MFS/Sun Life Mid Cap Growth Series	03	2004	4.908	5.530	1,211,820
MFS/Sun Life Mid Cap Growth Series	03	2003	3.622	4.908	1,122,244
MFS/Sun Life Mid Cap Growth Series	03	2002	6.973	3.622	895,229
MFS/Sun Life Mid Cap Growth Series	03	2001	9.235	6.973	950,186
MFS/Sun Life Mid Cap Growth Series	03	2000	10.000	9.235	399,687

MFS/Sun Life Mid Cap Growth Series	04	2005	5.494	5.560	632,811
MFS/Sun Life Mid Cap Growth Series	04	2004	4.884	5.494	710,962
MFS/Sun Life Mid Cap Growth Series	04	2003	3.609	4.884	643,079
MFS/Sun Life Mid Cap Growth Series	04	2002	6.959	3.609	889,591
MFS/Sun Life Mid Cap Growth Series	04	2001	9.231	6.959	483,477
MFS/Sun Life Mid Cap Growth Series	04	2000	10.000	9.231	137,221

MFS/Sun Life Mid Cap Growth Series S Class	01	2005	7.651	7.749	81,804
MFS/Sun Life Mid Cap Growth Series S Class	01	2004	6.793	7.651	150,554
MFS/Sun Life Mid Cap Growth Series S Class	01	2003	5.019	6.793	266,702
MFS/Sun Life Mid Cap Growth Series S Class	01	2002	9.640	5.019	86,746
MFS/Sun Life Mid Cap Growth Series S Class	01	2001	10.000	9.640	78,107

MFS/Sun Life Mid Cap Growth Series S Class	02	2005	7.612	7.698	65,026
MFS/Sun Life Mid Cap Growth Series S Class	02	2004	6.769	7.612	80,674
MFS/Sun Life Mid Cap Growth Series S Class	02	2003	5.009	6.769	75,870
MFS/Sun Life Mid Cap Growth Series S Class	02	2002	9.635	5.009	68,259
MFS/Sun Life Mid Cap Growth Series S Class	02	2001	10.000	9.635	7,281

MFS/Sun Life Mid Cap Growth Series S Class	03	2005	7.586	7.664	82,249
MFS/Sun Life Mid Cap Growth Series S Class	03	2004	6.753	7.586	79,499
MFS/Sun Life Mid Cap Growth Series S Class	03	2003	5.002	6.753	67,339
MFS/Sun Life Mid Cap Growth Series S Class	03	2002	9.632	5.002	41,171
MFS/Sun Life Mid Cap Growth Series S Class	03	2001	10.000	9.632	13,884

MFS/Sun Life Mid Cap Growth Series S Class	04	2005	7.547	7.614	259,718
MFS/Sun Life Mid Cap Growth Series S Class	04	2004	6.728	7.547	317,974
MFS/Sun Life Mid Cap Growth Series S Class	04	2003	4.992	6.728	265,803
MFS/Sun Life Mid Cap Growth Series S Class	04	2002	9.627	4.992	221,879
MFS/Sun Life Mid Cap Growth Series S Class	04	2001	10.000	9.627	63,395

MFS/Sun Life Mid Cap Value Series S Class	01	2005	12.247	12.964	37,192
MFS/Sun Life Mid Cap Value Series S Class	01	2004	10.208	12.247	25,294
MFS/Sun Life Mid Cap Value Series S Class	01	2003	7.852	10.208	96,772
MFS/Sun Life Mid Cap Value Series S Class	01	2002	10.000	7.852	11,246

MFS/Sun Life Mid Cap Value Series S Class	02	2005	12.197	12.891	29,919
MFS/Sun Life Mid Cap Value Series S Class	02	2004	10.182	12.197	24,397
MFS/Sun Life Mid Cap Value Series S Class	02	2003	7.844	10.182	10,707
MFS/Sun Life Mid Cap Value Series S Class	02	2002	10.000	7.844	794

MFS/Sun Life Mid Cap Value Series S Class	03	2005	12.164	12.843	25,351
MFS/Sun Life Mid Cap Value Series S Class	03	2004	10.164	12.164	23,157
MFS/Sun Life Mid Cap Value Series S Class	03	2003	7.839	10.164	13,967
MFS/Sun Life Mid Cap Value Series S Class	03	2002	10.000	7.839	5,746

MFS/Sun Life Mid Cap Value Series S Class	04	2005	12.115	12.771	65,598
MFS/Sun Life Mid Cap Value Series S Class	04	2004	10.138	12.115	83,258
MFS/Sun Life Mid Cap Value Series S Class	04	2003	7.831	10.138	33,289
MFS/Sun Life Mid Cap Value Series S Class	04	2002	10.000	7.831	15,213

MFS/Sun Life Money Market Series	01	2005	10.378	10.506	479,827
MFS/Sun Life Money Market Series	01	2004	10.445	10.378	438,166
MFS/Sun Life Money Market Series	01	2003	10.532	10.445	636,294
MFS/Sun Life Money Market Series	01	2002	10.553	10.532	1,073,942
MFS/Sun Life Money Market Series	01	2001	10.318	10.553	1,549,642
MFS/Sun Life Money Market Series	01	2000	10.000	10.318	728,487

MFS/Sun Life Money Market Series	02	2005	10.305	10.416	622,765
MFS/Sun Life Money Market Series	02	2004	10.387	10.305	700,139
MFS/Sun Life Money Market Series	02	2003	10.490	10.387	928,299
MFS/Sun Life Money Market Series	02	2002	10.526	10.490	1,331,642
MFS/Sun Life Money Market Series	02	2001	10.308	10.526	1,472,652
MFS/Sun Life Money Market Series	02	2000	10.000	10.308	741,527

MFS/Sun Life Money Market Series	03	2005	10.256	10.357	938,709
MFS/Sun Life Money Market Series	03	2004	10.349	10.256	1,081,541
MFS/Sun Life Money Market Series	03	2003	10.462	10.349	1,364,899
MFS/Sun Life Money Market Series	03	2002	10.509	10.462	2,237,957
MFS/Sun Life Money Market Series	03	2001	10.302	10.509	2,347,088
MFS/Sun Life Money Market Series	03	2000	10.000	10.302	1,220,849

MFS/Sun Life Money Market Series	04	2005	10.184	10.268	376,127
MFS/Sun Life Money Market Series	04	2004	10.291	10.184	368,286
MFS/Sun Life Money Market Series	04	2003	10.420	10.291	622,825
MFS/Sun Life Money Market Series	04	2002	10.482	10.420	970,150
MFS/Sun Life Money Market Series	04	2001	10.292	10.482	1,092,372
MFS/Sun Life Money Market Series	04	2000	10.000	10.292	568,861

MFS/Sun Life Money Market Series S Class	01	2005	9.784	9.880	422,578
MFS/Sun Life Money Market Series S Class	01	2004	9.872	9.784	218,696
MFS/Sun Life Money Market Series S Class	01	2003	9.979	9.872	268,294
MFS/Sun Life Money Market Series S Class	01	2002	10.023	9.979	902,625
MFS/Sun Life Money Market Series S Class	01	2001	10.000	10.023	189,231

MFS/Sun Life Money Market Series S Class	02	2005	9.734	9.815	61,288
MFS/Sun Life Money Market Series S Class	02	2004	9.836	9.734	59,935
MFS/Sun Life Money Market Series S Class	02	2003	9.959	9.836	115,660
MFS/Sun Life Money Market Series S Class	02	2002	10.018	9.959	150,920
MFS/Sun Life Money Market Series S Class	02	2001	10.000	10.018	85,498

MFS/Sun Life Money Market Series S Class	03	2005	9.701	9.772	56,064
MFS/Sun Life Money Market Series S Class	03	2004	9.813	9.701	42,886
MFS/Sun Life Money Market Series S Class	03	2003	9.945	9.813	168,476
MFS/Sun Life Money Market Series S Class	03	2002	10.015	9.945	266,966
MFS/Sun Life Money Market Series S Class	03	2001	10.000	10.015	157,346

MFS/Sun Life Money Market Series S Class	04	2005	9.652	9.707	184,882
MFS/Sun Life Money Market Series S Class	04	2004	9.778	9.652	183,463
MFS/Sun Life Money Market Series S Class	04	2003	9.925	9.778	183,788
MFS/Sun Life Money Market Series S Class	04	2002	10.009	9.925	547,993
MFS/Sun Life Money Market Series S Class	04	2001	10.000	10.009	168,448

MFS/Sun Life New Discovery Series	01	2005	8.946	9.276	453,312
MFS/Sun Life New Discovery Series	01	2004	8.446	8.946	529,799
MFS/Sun Life New Discovery Series	01	2003	6.335	8.446	580,546
MFS/Sun Life New Discovery Series	01	2002	9.660	6.335	677,997
MFS/Sun Life New Discovery Series	01	2001	10.331	9.660	732,851
MFS/Sun Life New Discovery Series	01	2000	10.000	10.331	529,521

MFS/Sun Life New Discovery Series	02	2005	8.883	9.196	800,877
MFS/Sun Life New Discovery Series	02	2004	8.399	8.883	931,374
MFS/Sun Life New Discovery Series	02	2003	6.309	8.399	981,643
MFS/Sun Life New Discovery Series	02	2002	9.636	6.309	994,477
MFS/Sun Life New Discovery Series	02	2001	10.321	9.636	1,143,945
MFS/Sun Life New Discovery Series	02	2000	10.000	10.321	869,196

MFS/Sun Life New Discovery Series	03	2005	8.841	9.144	1,286,448
MFS/Sun Life New Discovery Series	03	2004	8.368	8.841	1,499,753
MFS/Sun Life New Discovery Series	03	2003	6.292	8.368	1,660,924
MFS/Sun Life New Discovery Series	03	2002	9.620	6.292	1,859,612
MFS/Sun Life New Discovery Series	03	2001	10.315	9.620	2,106,033
MFS/Sun Life New Discovery Series	03	2000	10.000	10.315	1,704,282

MFS/Sun Life New Discovery Series	04	2005	8.778	9.065	685,941
MFS/Sun Life New Discovery Series	04	2004	8.321	8.778	745,279
MFS/Sun Life New Discovery Series	04	2003	6.267	8.321	816,862
MFS/Sun Life New Discovery Series	04	2002	9.595	6.267	913,888
MFS/Sun Life New Discovery Series	04	2001	10.304	9.595	957,145
MFS/Sun Life New Discovery Series	04	2000	10.000	10.304	664,181

MFS/Sun Life New Discovery Series S Class	01	2005	9.467	9.793	122,499
MFS/Sun Life New Discovery Series S Class	01	2004	8.960	9.467	129,323
MFS/Sun Life New Discovery Series S Class	01	2003	6.734	8.960	301,456
MFS/Sun Life New Discovery Series S Class	01	2002	10.301	6.734	110,871
MFS/Sun Life New Discovery Series S Class	01	2001	10.000	10.301	138,255

MFS/Sun Life New Discovery Series S Class	02	2005	9.419	9.728	69,254
MFS/Sun Life New Discovery Series S Class	02	2004	8.929	9.419	71,218
MFS/Sun Life New Discovery Series S Class	02	2003	6.721	8.929	93,938
MFS/Sun Life New Discovery Series S Class	02	2002	10.295	6.721	81,713
MFS/Sun Life New Discovery Series S Class	02	2001	10.000	10.295	37,358

MFS/Sun Life New Discovery Series S Class	03	2005	9.387	9.686	76,783
MFS/Sun Life New Discovery Series S Class	03	2004	8.907	9.387	90,461
MFS/Sun Life New Discovery Series S Class	03	2003	6.711	8.907	90,227
MFS/Sun Life New Discovery Series S Class	03	2002	10.292	6.711	86,780
MFS/Sun Life New Discovery Series S Class	03	2001	10.000	10.292	38,880

MFS/Sun Life New Discovery Series S Class	04	2005	9.339	9.621	201,913
MFS/Sun Life New Discovery Series S Class	04	2004	8.875	9.339	244,105
MFS/Sun Life New Discovery Series S Class	04	2003	6.698	8.875	191,679
MFS/Sun Life New Discovery Series S Class	04	2002	10.286	6.698	213,470
MFS/Sun Life New Discovery Series S Class	04	2001	10.000	10.286	72,082

MFS/Sun Life Research International Series	01	2005	10.274	11.802	277,416
MFS/Sun Life Research International Series	01	2004	8.602	10.274	292,443
MFS/Sun Life Research International Series	01	2003	6.521	8.602	302,965
MFS/Sun Life Research International Series	01	2002	7.475	6.521	394,956
MFS/Sun Life Research International Series	01	2001	9.223	7.475	404,539
MFS/Sun Life Research International Series	01	2000	10.000	9.223	307,752

MFS/Sun Life Research International Series	02	2005	10.201	11.701	449,577
MFS/Sun Life Research International Series	02	2004	8.554	10.201	506,438
MFS/Sun Life Research International Series	02	2003	6.494	8.554	505,887
MFS/Sun Life Research International Series	02	2002	7.456	6.494	515,954
MFS/Sun Life Research International Series	02	2001	9.214	7.456	656,531
MFS/Sun Life Research International Series	02	2000	10.000	9.214	504,142

MFS/Sun Life Research International Series	03	2005	10.153	11.634	873,583
MFS/Sun Life Research International Series	03	2004	8.523	10.153	976,018
MFS/Sun Life Research International Series	03	2003	6.477	8.523	963,237
MFS/Sun Life Research International Series	03	2002	7.443	6.477	1,070,807
MFS/Sun Life Research International Series	03	2001	9.208	7.443	1,234,095
MFS/Sun Life Research International Series	03	2000	10.000	9.208	995,558

MFS/Sun Life Research International Series	04	2005	10.081	11.534	243,084
MFS/Sun Life Research International Series	04	2004	8.475	10.081	257,954
MFS/Sun Life Research International Series	04	2003	6.451	8.475	300,191
MFS/Sun Life Research International Series	04	2002	7.425	6.451	377,643
MFS/Sun Life Research International Series	04	2001	9.199	7.425	330,427
MFS/Sun Life Research International Series	04	2000	10.000	9.199	272,786

MFS/Sun Life Research International Series S Class	01	2005	12.848	14.713	52,061
MFS/Sun Life Research International Series S Class	01	2004	10.779	12.848	53,845
MFS/Sun Life Research International Series S Class	01	2003	8.198	10.779	49,797
MFS/Sun Life Research International Series S Class	01	2002	9.414	8.198	44,879
MFS/Sun Life Research International Series S Class	01	2001	10.000	9.414	88,305

MFS/Sun Life Research International Series S Class	02	2005	12.783	14.616	14,891
MFS/Sun Life Research International Series S Class	02	2004	10.740	12.783	18,663
MFS/Sun Life Research International Series S Class	02	2003	8.182	10.740	21,127
MFS/Sun Life Research International Series S Class	02	2002	9.409	8.182	13,858
MFS/Sun Life Research International Series S Class	02	2001	10.000	9.409	4,951

MFS/Sun Life Research International Series S Class	03	2005	12.740	14.552	28,207
MFS/Sun Life Research International Series S Class	03	2004	10.715	12.740	22,935
MFS/Sun Life Research International Series S Class	03	2003	8.170	10.715	22,133
MFS/Sun Life Research International Series S Class	03	2002	9.406	8.170	14,904
MFS/Sun Life Research International Series S Class	03	2001	10.000	9.406	8,856

MFS/Sun Life Research International Series S Class	04	2005	12.674	14.455	37,734
MFS/Sun Life Research International Series S Class	04	2004	10.676	12.674	36,474
MFS/Sun Life Research International Series S Class	04	2003	8.154	10.676	42,532
MFS/Sun Life Research International Series S Class	04	2002	9.401	8.154	40,710
MFS/Sun Life Research International Series S Class	04	2001	10.000	9.401	17,558

MFS/Sun Life Research Series	01	2005	7.652	8.145	561,221
MFS/Sun Life Research Series	01	2004	6.704	7.652	632,701
MFS/Sun Life Research Series	01	2003	5.428	6.704	672,607
MFS/Sun Life Research Series	01	2002	7.358	5.428	750,854
MFS/Sun Life Research Series	01	2001	9.499	7.358	927,541
MFS/Sun Life Research Series	01	2000	10.000	9.499	661,535

MFS/Sun Life Research Series	02	2005	7.598	8.075	533,745
MFS/Sun Life Research Series	02	2004	6.666	7.598	646,654
MFS/Sun Life Research Series	02	2003	5.406	6.666	761,934
MFS/Sun Life Research Series	02	2002	7.339	5.406	804,046
MFS/Sun Life Research Series	02	2001	9.489	7.339	1,065,435
MFS/Sun Life Research Series	02	2000	10.000	9.489	721,446

MFS/Sun Life Research Series	03	2005	7.562	8.029	980,095
MFS/Sun Life Research Series	03	2004	6.642	7.562	1,151,716
MFS/Sun Life Research Series	03	2003	5.391	6.642	1,347,239
MFS/Sun Life Research Series	03	2002	7.327	5.391	1,492,732
MFS/Sun Life Research Series	03	2001	9.483	7.327	1,774,210
MFS/Sun Life Research Series	03	2000	10.000	9.483	1,500,613

MFS/Sun Life Research Series	04	2005	7.508	7.960	474,734
MFS/Sun Life Research Series	04	2004	6.605	7.508	502,984
MFS/Sun Life Research Series	04	2003	5.370	6.605	554,513
MFS/Sun Life Research Series	04	2002	7.308	5.370	621,075
MFS/Sun Life Research Series	04	2001	9.474	7.308	705,627
MFS/Sun Life Research Series	04	2000	10.000	9.474	443,675

MFS/Sun Life Research Series S Class	01	2005	9.951	10.564	55,833
MFS/Sun Life Research Series S Class	01	2004	8.740	9.951	83,313
MFS/Sun Life Research Series S Class	01	2003	7.094	8.740	75,935
MFS/Sun Life Research Series S Class	01	2002	9.644	7.094	67,643
MFS/Sun Life Research Series S Class	01	2001	10.000	9.644	35,196

MFS/Sun Life Research Series S Class	02	2005	9.901	10.494	24,356
MFS/Sun Life Research Series S Class	02	2004	8.709	9.901	30,176
MFS/Sun Life Research Series S Class	02	2003	7.080	8.709	33,736
MFS/Sun Life Research Series S Class	02	2002	9.639	7.080	36,653
MFS/Sun Life Research Series S Class	02	2001	10.000	9.639	18,972

MFS/Sun Life Research Series S Class	03	2005	9.867	10.448	54,073
MFS/Sun Life Research Series S Class	03	2004	8.688	9.867	57,414
MFS/Sun Life Research Series S Class	03	2003	7.070	8.688	62,535
MFS/Sun Life Research Series S Class	03	2002	9.635	7.070	57,054
MFS/Sun Life Research Series S Class	03	2001	10.000	9.635	8,901

MFS/Sun Life Research Series S Class	04	2005	9.817	10.379	46,745
MFS/Sun Life Research Series S Class	04	2004	8.657	9.817	56,743
MFS/Sun Life Research Series S Class	04	2003	7.055	8.657	57,439
MFS/Sun Life Research Series S Class	04	2002	9.630	7.055	84,901
MFS/Sun Life Research Series S Class	04	2001	10.000	9.630	30,392

MFS/Sun Life Strategic Growth Series	01	2005	5.804	5.800	208,394
MFS/Sun Life Strategic Growth Series	01	2004	5.514	5.804	242,645
MFS/Sun Life Strategic Growth Series	01	2003	4.387	5.514	250,865
MFS/Sun Life Strategic Growth Series	01	2002	6.368	4.387	266,565
MFS/Sun Life Strategic Growth Series	01	2001	8.575	6.368	352,981
MFS/Sun Life Strategic Growth Series	01	2000	10.000	8.575	253,737

MFS/Sun Life Strategic Growth Series	02	2005	5.763	5.751	389,004
MFS/Sun Life Strategic Growth Series	02	2004	5.483	5.763	466,473
MFS/Sun Life Strategic Growth Series	02	2003	4.369	5.483	459,134
MFS/Sun Life Strategic Growth Series	02	2002	6.352	4.369	461,147
MFS/Sun Life Strategic Growth Series	02	2001	8.567	6.352	539,212
MFS/Sun Life Strategic Growth Series	02	2000	10.000	8.567	401,168

MFS/Sun Life Strategic Growth Series	03	2005	5.736	5.718	783,010
MFS/Sun Life Strategic Growth Series	03	2004	5.463	5.736	936,954
MFS/Sun Life Strategic Growth Series	03	2003	4.357	5.463	942,932
MFS/Sun Life Strategic Growth Series	03	2002	6.342	4.357	945,395
MFS/Sun Life Strategic Growth Series	03	2001	8.561	6.342	1,093,787
MFS/Sun Life Strategic Growth Series	03	2000	10.000	8.561	850,553

MFS/Sun Life Strategic Growth Series	04	2005	5.695	5.669	158,885
MFS/Sun Life Strategic Growth Series	04	2004	5.432	5.695	192,220
MFS/Sun Life Strategic Growth Series	04	2003	4.340	5.432	203,343
MFS/Sun Life Strategic Growth Series	04	2002	6.326	4.340	209,724
MFS/Sun Life Strategic Growth Series	04	2001	8.553	6.326	255,878
MFS/Sun Life Strategic Growth Series	04	2000	10.000	8.553	236,104

MFS/Sun Life Strategic Growth Series S Class	01	2005	8.816	8.790	19,181
MFS/Sun Life Strategic Growth Series S Class	01	2004	8.393	8.816	21,225
MFS/Sun Life Strategic Growth Series S Class	01	2003	6.703	8.393	35,138
MFS/Sun Life Strategic Growth Series S Class	01	2002	9.738	6.703	19,600
MFS/Sun Life Strategic Growth Series S Class	01	2001	10.000	9.738	6,666

MFS/Sun Life Strategic Growth Series S Class	02	2005	8.771	8.732	26,633
MFS/Sun Life Strategic Growth Series S Class	02	2004	8.363	8.771	32,328
MFS/Sun Life Strategic Growth Series S Class	02	2003	6.690	8.363	33,348
MFS/Sun Life Strategic Growth Series S Class	02	2002	9.732	6.690	26,358
MFS/Sun Life Strategic Growth Series S Class	02	2001	10.000	9.732	8,519

MFS/Sun Life Strategic Growth Series S Class	03	2005	8.741	8.693	19,967
MFS/Sun Life Strategic Growth Series S Class	03	2004	8.343	8.741	22,696
MFS/Sun Life Strategic Growth Series S Class	03	2003	6.681	8.343	23,238
MFS/Sun Life Strategic Growth Series S Class	03	2002	9.729	6.681	21,458
MFS/Sun Life Strategic Growth Series S Class	03	2001	10.000	9.729	2,847

MFS/Sun Life Strategic Growth Series S Class	04	2005	8.696	8.636	73,420
MFS/Sun Life Strategic Growth Series S Class	04	2004	8.313	8.696	60,085
MFS/Sun Life Strategic Growth Series S Class	04	2003	6.667	8.313	82,535
MFS/Sun Life Strategic Growth Series S Class	04	2002	9.724	6.667	65,816
MFS/Sun Life Strategic Growth Series S Class	04	2001	10.000	9.724	37,762

MFS/Sun Life Strategic Income Series	01	2005	13.085	13.139	82,870
MFS/Sun Life Strategic Income Series	01	2004	12.290	13.085	113,576
MFS/Sun Life Strategic Income Series	01	2003	11.047	12.290	122,209
MFS/Sun Life Strategic Income Series	01	2002	10.429	11.047	95,953
MFS/Sun Life Strategic Income Series	01	2001	10.240	10.429	111,965
MFS/Sun Life Strategic Income Series	01	2000	10.000	10.240	41,244

MFS/Sun Life Strategic Income Series	02	2005	12.993	13.027	183,946
MFS/Sun Life Strategic Income Series	02	2004	12.222	12.993	200,808
MFS/Sun Life Strategic Income Series	02	2003	11.002	12.222	201,916
MFS/Sun Life Strategic Income Series	02	2002	10.403	11.002	180,952
MFS/Sun Life Strategic Income Series	02	2001	10.230	10.403	120,636
MFS/Sun Life Strategic Income Series	02	2000	10.000	10.230	72,666

MFS/Sun Life Strategic Income Series	03	2005	12.932	12.953	347,889
MFS/Sun Life Strategic Income Series	03	2004	12.177	12.932	368,551
MFS/Sun Life Strategic Income Series	03	2003	10.973	12.177	376,501
MFS/Sun Life Strategic Income Series	03	2002	10.385	10.973	307,415
MFS/Sun Life Strategic Income Series	03	2001	10.223	10.385	326,778
MFS/Sun Life Strategic Income Series	03	2000	10.000	10.223	213,393

MFS/Sun Life Strategic Income Series	04	2005	12.840	12.842	100,430
MFS/Sun Life Strategic Income Series	04	2004	12.109	12.840	110,124
MFS/Sun Life Strategic Income Series	04	2003	10.929	12.109	142,705
MFS/Sun Life Strategic Income Series	04	2002	10.359	10.929	85,801
MFS/Sun Life Strategic Income Series	04	2001	10.213	10.359	92,453
MFS/Sun Life Strategic Income Series	04	2000	10.000	10.213	23,478

MFS/Sun Life Strategic Income Series S Class	01	2005	12.547	12.564	72,251
MFS/Sun Life Strategic Income Series S Class	01	2004	11.808	12.547	72,690
MFS/Sun Life Strategic Income Series S Class	01	2003	10.652	11.808	71,762
MFS/Sun Life Strategic Income Series S Class	01	2002	10.078	10.652	135,307
MFS/Sun Life Strategic Income Series S Class	01	2001	10.000	10.078	42,934

MFS/Sun Life Strategic Income Series S Class	02	2005	12.483	12.481	38,994
MFS/Sun Life Strategic Income Series S Class	02	2004	11.766	12.483	37,333
MFS/Sun Life Strategic Income Series S Class	02	2003	10.630	11.766	30,932
MFS/Sun Life Strategic Income Series S Class	02	2002	10.073	10.630	40,125
MFS/Sun Life Strategic Income Series S Class	02	2001	10.000	10.073	6,739

MFS/Sun Life Strategic Income Series S Class	03	2005	12.441	12.427	50,545
MFS/Sun Life Strategic Income Series S Class	03	2004	11.738	12.441	42,659
MFS/Sun Life Strategic Income Series S Class	03	2003	10.616	11.738	46,385
MFS/Sun Life Strategic Income Series S Class	03	2002	10.070	10.616	33,223
MFS/Sun Life Strategic Income Series S Class	03	2001	10.000	10.070	7,259

MFS/Sun Life Strategic Income Series S Class	04	2005	12.377	12.344	159,666
MFS/Sun Life Strategic Income Series S Class	04	2004	11.696	12.377	156,493
MFS/Sun Life Strategic Income Series S Class	04	2003	10.594	11.696	150,740
MFS/Sun Life Strategic Income Series S Class	04	2002	10.064	10.594	73,679
MFS/Sun Life Strategic Income Series S Class	04	2001	10.000	10.064	15,810

MFS/Sun Life Strategic Value Series S Class	01	2005	11.364	11.119	31,200
MFS/Sun Life Strategic Value Series S Class	01	2004	9.792	11.364	50,250
MFS/Sun Life Strategic Value Series S Class	01	2003	7.823	9.792	24,356
MFS/Sun Life Strategic Value Series S Class	01	2002	10.000	7.823	13,385

MFS/Sun Life Strategic Value Series S Class	02	2005	11.318	11.057	25,729
MFS/Sun Life Strategic Value Series S Class	02	2004	9.767	11.318	27,244
MFS/Sun Life Strategic Value Series S Class	02	2003	7.815	9.767	18,535
MFS/Sun Life Strategic Value Series S Class	02	2002	10.000	7.815	7,271

MFS/Sun Life Strategic Value Series S Class	03	2005	11.288	11.016	18,703
MFS/Sun Life Strategic Value Series S Class	03	2004	9.751	11.288	18,316
MFS/Sun Life Strategic Value Series S Class	03	2003	7.809	9.751	11,095
MFS/Sun Life Strategic Value Series S Class	03	2002	10.000	7.809	0

MFS/Sun Life Strategic Value Series S Class	04	2005	11.241	10.955	28,422
MFS/Sun Life Strategic Value Series S Class	04	2004	9.726	11.241	31,240
MFS/Sun Life Strategic Value Series S Class	04	2003	7.801	9.726	28,967
MFS/Sun Life Strategic Value Series S Class	04	2002	10.000	7.801	6,366

MFS/Sun Life Technology Series	01	2005	3.353	3.509	240,269
MFS/Sun Life Technology Series	01	2004	3.322	3.353	268,681
MFS/Sun Life Technology Series	01	2003	2.318	3.322	301,161
MFS/Sun Life Technology Series	01	2002	4.355	2.318	234,670
MFS/Sun Life Technology Series	01	2001	7.228	4.355	296,805
MFS/Sun Life Technology Series	01	2000	10.000	7.228	76,758

MFS/Sun Life Technology Series	02	2005	3.330	3.480	147,038
MFS/Sun Life Technology Series	02	2004	3.304	3.330	186,826
MFS/Sun Life Technology Series	02	2003	2.309	3.304	218,927
MFS/Sun Life Technology Series	02	2002	4.345	2.309	219,199
MFS/Sun Life Technology Series	02	2001	7.223	4.345	269,363
MFS/Sun Life Technology Series	02	2000	10.000	7.223	118,443

MFS/Sun Life Technology Series	03	2005	3.315	3.461	560,120
MFS/Sun Life Technology Series	03	2004	3.292	3.315	684,542
MFS/Sun Life Technology Series	03	2003	2.304	3.292	766,630
MFS/Sun Life Technology Series	03	2002	4.339	2.304	580,218
MFS/Sun Life Technology Series	03	2001	7.220	4.339	622,227
MFS/Sun Life Technology Series	03	2000	10.000	7.220	211,211

MFS/Sun Life Technology Series	04	2005	3.293	3.432	251,341
MFS/Sun Life Technology Series	04	2004	3.275	3.293	273,084
MFS/Sun Life Technology Series	04	2003	2.295	3.275	302,678
MFS/Sun Life Technology Series	04	2002	4.329	2.295	259,316
MFS/Sun Life Technology Series	04	2001	7.215	4.329	265,145
MFS/Sun Life Technology Series	04	2000	10.000	7.215	80,731

MFS/Sun Life Technology Series S Class	01	2005	7.401	7.734	29,387
MFS/Sun Life Technology Series S Class	01	2004	7.366	7.401	34,851
MFS/Sun Life Technology Series S Class	01	2003	5.142	7.366	74,972
MFS/Sun Life Technology Series S Class	01	2002	9.730	5.142	19,628
MFS/Sun Life Technology Series S Class	01	2001	10.000	9.730	3,789

MFS/Sun Life Technology Series S Class	02	2005	7.363	7.683	10,754
MFS/Sun Life Technology Series S Class	02	2004	7.339	7.363	15,263
MFS/Sun Life Technology Series S Class	02	2003	5.131	7.339	15,793
MFS/Sun Life Technology Series S Class	02	2002	9.725	5.131	11,843
MFS/Sun Life Technology Series S Class	02	2001	10.000	9.725	1,351

MFS/Sun Life Technology Series S Class	03	2005	7.338	7.649	3,274
MFS/Sun Life Technology Series S Class	03	2004	7.322	7.338	3,338
MFS/Sun Life Technology Series S Class	03	2003	5.124	7.322	3,473
MFS/Sun Life Technology Series S Class	03	2002	9.721	5.124	5,189
MFS/Sun Life Technology Series S Class	03	2001	10.000	9.721	3,840

MFS/Sun Life Technology Series S Class	04	2005	7.301	7.598	33,211
MFS/Sun Life Technology Series S Class	04	2004	7.296	7.301	43,765
MFS/Sun Life Technology Series S Class	04	2003	5.113	7.296	41,182
MFS/Sun Life Technology Series S Class	04	2002	9.716	5.113	25,885
MFS/Sun Life Technology Series S Class	04	2001	10.000	9.716	13,872

MFS/Sun Life Total Return Series	01	2005	13.347	13.552	1,345,894
MFS/Sun Life Total Return Series	01	2004	12.150	13.347	1,455,709
MFS/Sun Life Total Return Series	01	2003	10.524	12.150	1,577,442
MFS/Sun Life Total Return Series	01	2002	11.326	10.524	1,684,447
MFS/Sun Life Total Return Series	01	2001	11.435	11.326	1,919,038
MFS/Sun Life Total Return Series	01	2000	10.000	11.435	531,259

MFS/Sun Life Total Return Series	02	2005	13.253	13.436	1,862,207
MFS/Sun Life Total Return Series	02	2004	12.083	13.253	1,998,363
MFS/Sun Life Total Return Series	02	2003	10.482	12.083	2,020,324
MFS/Sun Life Total Return Series	02	2002	11.298	10.482	1,987,452
MFS/Sun Life Total Return Series	02	2001	11.424	11.298	2,102,182
MFS/Sun Life Total Return Series	02	2000	10.000	11.424	732,960

MFS/Sun Life Total Return Series	03	2005	13.191	13.359	2,825,517
MFS/Sun Life Total Return Series	03	2004	12.038	13.191	2,950,922
MFS/Sun Life Total Return Series	03	2003	10.454	12.038	2,970,172
MFS/Sun Life Total Return Series	03	2002	11.279	10.454	2,922,165
MFS/Sun Life Total Return Series	03	2001	11.417	11.279	2,501,508
MFS/Sun Life Total Return Series	03	2000	10.000	11.417	767,913

MFS/Sun Life Total Return Series	04	2005	13.097	13.244	999,771
MFS/Sun Life Total Return Series	04	2004	11.972	13.097	1,073,681
MFS/Sun Life Total Return Series	04	2003	10.412	11.972	1,077,750
MFS/Sun Life Total Return Series	04	2002	11.251	10.412	1,013,896
MFS/Sun Life Total Return Series	04	2001	11.406	11.251	1,387,724
MFS/Sun Life Total Return Series	04	2000	10.000	11.406	263,691

MFS/Sun Life Total Return Series S Class	01	2005	11.651	11.805	677,481
MFS/Sun Life Total Return Series S Class	01	2004	10.637	11.651	793,098
MFS/Sun Life Total Return Series S Class	01	2003	9.239	10.637	892,592
MFS/Sun Life Total Return Series S Class	01	2002	9.961	9.239	841,416
MFS/Sun Life Total Return Series S Class	01	2001	10.000	9.961	245,647

MFS/Sun Life Total Return Series S Class	02	2005	11.592	11.727	416,472
MFS/Sun Life Total Return Series S Class	02	2004	10.599	11.592	468,320
MFS/Sun Life Total Return Series S Class	02	2003	9.220	10.599	518,100
MFS/Sun Life Total Return Series S Class	02	2002	9.956	9.220	503,765
MFS/Sun Life Total Return Series S Class	02	2001	10.000	9.956	163,759

MFS/Sun Life Total Return Series S Class	03	2005	11.552	11.676	475,155
MFS/Sun Life Total Return Series S Class	03	2004	10.574	11.552	532,861
MFS/Sun Life Total Return Series S Class	03	2003	9.207	10.574	556,410
MFS/Sun Life Total Return Series S Class	03	2002	9.952	9.207	556,134
MFS/Sun Life Total Return Series S Class	03	2001	10.000	9.952	143,326

MFS/Sun Life Total Return Series S Class	04	2005	11.493	11.599	1,237,617
MFS/Sun Life Total Return Series S Class	04	2004	10.536	11.493	1,284,796
MFS/Sun Life Total Return Series S Class	04	2003	9.188	10.536	1,281,779
MFS/Sun Life Total Return Series S Class	04	2002	9.947	9.188	1,073,352
MFS/Sun Life Total Return Series S Class	04	2001	10.000	9.947	266,085

MFS/Sun Life Utilities Series	01	2005	10.118	11.696	663,956
MFS/Sun Life Utilities Series	01	2004	7.875	10.118	566,396
MFS/Sun Life Utilities Series	01	2003	5.864	7.875	637,678
MFS/Sun Life Utilities Series	01	2002	7.815	5.864	689,871
MFS/Sun Life Utilities Series	01	2001	10.478	7.815	1,086,053
MFS/Sun Life Utilities Series	01	2000	10.000	10.478	670,496

MFS/Sun Life Utilities Series	02	2005	10.046	11.595	677,075
MFS/Sun Life Utilities Series	02	2004	7.831	10.046	669,269
MFS/Sun Life Utilities Series	02	2003	5.841	7.831	690,439
MFS/Sun Life Utilities Series	02	2002	7.795	5.841	749,889
MFS/Sun Life Utilities Series	02	2001	10.468	7.795	1,080,237
MFS/Sun Life Utilities Series	02	2000	10.000	10.468	609,336

MFS/Sun Life Utilities Series	03	2005	9.999	11.529	1,194,499
MFS/Sun Life Utilities Series	03	2004	7.802	9.999	1,219,365
MFS/Sun Life Utilities Series	03	2003	5.825	7.802	1,287,350
MFS/Sun Life Utilities Series	03	2002	7.782	5.825	1,355,710
MFS/Sun Life Utilities Series	03	2001	10.461	7.782	1,872,847
MFS/Sun Life Utilities Series	03	2000	10.000	10.461	1,283,992

MFS/Sun Life Utilities Series	04	2005	9.928	11.430	353,886
MFS/Sun Life Utilities Series	04	2004	7.759	9.928	361,952
MFS/Sun Life Utilities Series	04	2003	5.802	7.759	414,218
MFS/Sun Life Utilities Series	04	2002	7.763	5.802	488,158
MFS/Sun Life Utilities Series	04	2001	10.451	7.763	654,964
MFS/Sun Life Utilities Series	04	2000	10.000	10.451	401,366

MFS/Sun Life Utilities Series S Class	01	2005	11.457	13.208	148,928
MFS/Sun Life Utilities Series S Class	01	2004	8.942	11.457	71,613
MFS/Sun Life Utilities Series S Class	01	2003	6.670	8.942	65,463
MFS/Sun Life Utilities Series S Class	01	2002	8.924	6.670	60,803
MFS/Sun Life Utilities Series S Class	01	2001	10.000	8.924	27,458

MFS/Sun Life Utilities Series S Class	02	2005	11.399	13.121	35,058
MFS/Sun Life Utilities Series S Class	02	2004	8.910	11.399	38,725
MFS/Sun Life Utilities Series S Class	02	2003	6.657	8.910	42,462
MFS/Sun Life Utilities Series S Class	02	2002	8.919	6.657	47,858
MFS/Sun Life Utilities Series S Class	02	2001	10.000	8.919	27,685

MFS/Sun Life Utilities Series S Class	03	2005	11.360	13.063	41,229
MFS/Sun Life Utilities Series S Class	03	2004	8.889	11.360	37,910
MFS/Sun Life Utilities Series S Class	03	2003	6.647	8.889	60,373
MFS/Sun Life Utilities Series S Class	03	2002	8.916	6.647	66,542
MFS/Sun Life Utilities Series S Class	03	2001	10.000	8.916	40,222

MFS/Sun Life Utilities Series S Class	04	2005	11.302	12.976	51,509
MFS/Sun Life Utilities Series S Class	04	2004	8.857	11.302	56,771
MFS/Sun Life Utilities Series S Class	04	2003	6.634	8.857	75,152
MFS/Sun Life Utilities Series S Class	04	2002	8.911	6.634	90,879
MFS/Sun Life Utilities Series S Class	04	2001	10.000	8.911	53,357

MFS/Sun Life Value Series	01	2005	13.745	14.440	525,579
MFS/Sun Life Value Series	01	2004	12.073	13.745	580,006
MFS/Sun Life Value Series	01	2003	9.776	12.073	595,225
MFS/Sun Life Value Series	01	2002	11.478	9.776	677,472
MFS/Sun Life Value Series	01	2001	12.591	11.478	709,219
MFS/Sun Life Value Series	01	2000	10.000	12.591	203,752

MFS/Sun Life Value Series	02	2005	13.648	14.316	716,620
MFS/Sun Life Value Series	02	2004	12.007	13.648	790,601
MFS/Sun Life Value Series	02	2003	9.737	12.007	749,562
MFS/Sun Life Value Series	02	2002	11.450	9.737	728,770
MFS/Sun Life Value Series	02	2001	12.579	11.450	711,935
MFS/Sun Life Value Series	02	2000	10.000	12.579	208,713

MFS/Sun Life Value Series	03	2005	13.584	14.234	1,795,831
MFS/Sun Life Value Series	03	2004	11.962	13.584	1,854,582
MFS/Sun Life Value Series	03	2003	9.711	11.962	1,858,259
MFS/Sun Life Value Series	03	2002	11.431	9.711	1,960,825
MFS/Sun Life Value Series	03	2001	12.571	11.431	1,864,030
MFS/Sun Life Value Series	03	2000	10.000	12.571	454,482

MFS/Sun Life Value Series	04	2005	13.488	14.112	528,984
MFS/Sun Life Value Series	04	2004	11.896	13.488	586,038
MFS/Sun Life Value Series	04	2003	9.672	11.896	617,436
MFS/Sun Life Value Series	04	2002	11.402	9.672	682,106
MFS/Sun Life Value Series	04	2001	12.559	11.402	645,263
MFS/Sun Life Value Series	04	2000	10.000	12.559	111,256

MFS/Sun Life Value Series S Class	01	2005	11.637	12.196	321,432
MFS/Sun Life Value Series S Class	01	2004	10.252	11.637	411,397
MFS/Sun Life Value Series S Class	01	2003	8.317	10.252	435,627
MFS/Sun Life Value Series S Class	01	2002	9.790	8.317	447,094
MFS/Sun Life Value Series S Class	01	2001	10.000	9.790	242,183

MFS/Sun Life Value Series S Class	02	2005	11.578	12.116	166,036
MFS/Sun Life Value Series S Class	02	2004	10.216	11.578	216,432
MFS/Sun Life Value Series S Class	02	2003	8.300	10.216	206,071
MFS/Sun Life Value Series S Class	02	2002	9.784	8.300	179,652
MFS/Sun Life Value Series S Class	02	2001	10.000	9.784	64,320

MFS/Sun Life Value Series S Class	03	2005	11.539	12.063	128,944
MFS/Sun Life Value Series S Class	03	2004	10.192	11.539	135,359
MFS/Sun Life Value Series S Class	03	2003	8.288	10.192	137,905
MFS/Sun Life Value Series S Class	03	2002	9.781	8.288	144,205
MFS/Sun Life Value Series S Class	03	2001	10.000	9.781	42,568

MFS/Sun Life Value Series S Class	04	2005	11.480	11.983	454,813
MFS/Sun Life Value Series S Class	04	2004	10.155	11.480	455,750
MFS/Sun Life Value Series S Class	04	2003	8.271	10.155	594,046
MFS/Sun Life Value Series S Class	04	2002	9.776	8.271	649,062
MFS/Sun Life Value Series S Class	04	2001	10.000	9.776	201,198

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Telephone:
Toll Free (800) 752-7215

General Distributor
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PART B

MAY 1, 2006

MFS REGATTA EXTRA
FUTURITY ACCOLADE

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Independent Registered Public Accounting Firm
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Regatta Extra and Futurity Accolade Variable and Fixed Annuity Contract (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company" or "Sun Life (U.S.)") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the corresponding Prospectus dated May 1, 2006. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7215.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Duff & Phelps and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.
	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:
-	The assumed rate of earnings will be realistic.
-	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
-	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
-	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1/2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00005116 (the daily equivalent of the current maximum charge of 1.85% on an annual basis) gives a net investment factor of 1.00322395. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6115227 (14.5645672 X 1.00322395).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.34846153(12.3456789 X 1.00323509 (the Net Investment Factor based on the daily equivalent of the maximum annuity phase charge of 1.45% on an annual basis) X0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846153. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X 6.78 divided by 1,000). The number of annuity units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 X 12.3846153).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.50% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates."

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing therein (which report, dated March 23, 2006, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of the American Institute of Certified Public Accountants' Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises of Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective January 1, 2004, the adoption of provisions of FASB Interpretation No. 46, Consolidation of Variable Interest Entities, and the adoption of provisions of FASB Interpretation No 46R, Consolidation of Variable Interest Entities, effective December 31, 2003 as described in Note 1), and have been included on their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account F that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their reports appearing therein (which reports dated April 7, 2006 accompanying the financial statements of Sun Life of Canada (U.S.) Variable Account F express an unqualified opinion) and have been included on their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF INCOME

(in thousands)

For the years ended December 31,

	2005	2004	2003

Revenues:
Premiums and annuity considerations	$ 51,982	$ 58,820	$ 60,518
Net investment income	1,112,529	1,134,257	1,208,750
Net derivative income (loss)	16,474	(98,419)	(203,200)
Net realized investment gains	16,925	96,074	134,085
Fee and other income	362,275	357,011	319,596

Total revenues	1,560,185	1,547,743	1,519,749

Benefits and expenses:
Interest credited	637,502	673,442	783,999
Interest expense	123,279	128,522	120,905
Policyowner benefits	187,013	141,377	201,248
Amortization of deferred acquisition costs ("DAC") and value of business acquired ("VOBA")	243,821	82,876	98,398
Other operating expenses	196,543	214,495	184,472

Total benefits and expenses	1,388,158	1,240,712	1,389,022

Income before income tax expense, minority interest and cumulative effect of change in accounting principle	172,027	307,031	130,727

Income tax expense (benefit):
Federal	40,091	71,352	27,366
State	(2)	(98)	823
Income tax expense	40,089	71,254	28,189

Income before minority interest and cumulative
effect of change in accounting principles	131,938	235,777	102,538

Minority interest share of (loss) income	(1,214)	5,561	-

Income before cumulative effect of change in accounting principles	133,152	230,216	102,538

Cumulative effect of change in accounting principles, net of tax benefit of $4,814 and $4,064 in 2004 and 2003, respectively	-	(8,940)	(7,547)

Net income	$ 133,152	$ 221,276	$ 94,991

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in thousands except share data)

December 31,

ASSETS	2005	2004
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $15,620,827 and $16,207,312 in 2005 and 2004, respectively)	$ 15,677,148	$ 16,692,987
Trading fixed maturities at fair value (amortized cost of $1,982,762 and $1,408,618 in 2005 and 2004, respectively)	1,984,848	1,491,028
Subordinated note from affiliate held-to-maturity (fair value of $645,755 and $689,132 in 2005 and 2004, respectively)	600,000	600,000
Short-term investments	-	23,957
Mortgage loans	1,739,370	1,465,896
Derivative instruments - receivable	487,947	566,401
Limited partnerships	222,148	304,809
Real estate	170,510	168,139
Policy loans	701,769	696,305
Other invested assets	554,917	791,541
Cash and cash equivalents	347,654	552,949
Total investments	22,486,311	23,354,012

Accrued investment income	261,507	279,679
Deferred policy acquisition costs	1,341,377	1,147,181
Value of business acquired	53,670	24,130
Deferred federal income taxes	4,360	-
Goodwill	701,451	701,451
Receivable for investments sold	79,860	21,213
Reinsurance receivable	1,860,680	1,928,365
Other assets	122,239	111,131
Separate account assets	19,095,391	19,120,381

Total assets	$ 46,006,846	$ 46,687,543

LIABILITIES

Contractholder deposit funds and other policy liabilities	$ 18,668,578	$ 18,846,238
Future contract and policy benefits	768,297	721,135
Payable for investments purchased	248,733	284,511
Accrued expenses and taxes	150,318	95,655
Deferred federal income taxes	-	64,610
Long-term debt	-	33,500
Debt payable to affiliates	1,125,000	1,025,000
Partnership capital securities	607,826	607,826
Reinsurance payable to affiliate	1,652,517	1,697,348
Derivative instruments - payable	197,765	228,774
Other liabilities	766,657	1,010,006
Separate account liabilities	19,095,391	19,120,381

Total liabilities	43,281,082	43,734,984

Commitments and contingencies - Note 19
Minority interest	-	5,561

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2005 and 2004	$ 6,437	$ 6,437
Additional paid-in capital	2,138,880	2,131,888
Accumulated other comprehensive income	19,260	180,638
Retained earnings	561,187	628,035

Total stockholder's equity	2,725,764	2,946,998

Total liabilities and stockholder's equity	$ 46,006,846	$ 46,687,543

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31,

	2005	2004	2003

Net income	$ 133,152	$ 221,276	$ 94,991
Other comprehensive income (loss)
Net change in unrealized holding (losses) gains on
available-for-sale securities, net of tax and policyholder amounts	(79,814)	23,103	158,442
Minimum pension liability adjustment, net of tax	(1,842)	-	-
Reclassification adjustments of realized investment gains into net income	(79,722)	(70,146)	(179,672)

Other comprehensive loss	(161,378)	(47,043)	(21,230)

Comprehensive (loss) income	$ (28,226)	$ 174,233	$ 73,761

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31,

			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 2002 - Restated	$ 6,437	$ 2,071,888	$ 248,911	$ 468,344	$ 2,795,580

Net income	-	-	-	94,991	94,991
Other comprehensive loss	-	-	(21,230)	-	(21,230)

Balance at December 31, 2003	$ 6,437	$ 2,071,888	$ 227,681	$ 563,335	$ 2,869,341

Net income	-	-	-	221,276	221,276
Additional paid-in-capital	-	60,000	-	-	60,000
Dividends	-	-	-	(156,576)	(156,576)
Other comprehensive loss	-	-	(47,043)	-	(47,043)

Balance at December 31, 2004	$ 6,437	$ 2,131,888	$ 180,638	$ 628,035	$ 2,946,998

Net income	-	-	-	133,152	133,152
Additional paid-in-capital	-	6,992	-	-	6,992
Dividends	-	-	-	(200,000)	(200,000)
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	$ 6,437	$ 2,138,880	$ 19,260	$ 561,187	$ 2,725,764

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2005	2004	2003

Cash Flows From Operating Activities:
Net income from operations	$ 133,152	$ 221,276	$ 94,991
Adjustments to reconcile net income to net cash provided
by (used in) operating activities:
Minority interest share	(1,214)	5,561	-
Amortization (accretion) of discount and premiums	60,195	82,123	112,761
Amortization of DAC and VOBA	243,821	82,876	98,398
Depreciation and amortization	3,985	3,025	1,730
Non cash derivative activity	(93,478)	(18,690)	144,091
Net realized gains on investments	(16,925)	(96,074)	(134,085)
Net losses (gains) on trading investments	80,324	7,237	(63,573)
Net change in unrealized and undistributed (gains) losses in private equity limited partnerships	(48,244)	(58,981)	15,789
Interest credited to contractholder deposits	637,502	671,101	781,834
Deferred federal income taxes	22,047	72,648	43,029
Cumulative effect of change in accounting principles, net of tax	-	8,940	7,547
Changes in assets and liabilities:
Deferred acquisition costs	(261,917)	(346,996)	(263,762)
Accrued investment income	17,916	5,545	(28,655)
Future contract and policy benefits	25,123	(42,530)	(854)
Other, net	155,865	211,882	127,056
Net sales (purchases) of trading fixed maturities	(651,921)	27,801	(60,321)
Net cash provided by operating activities	306,231	836,744	875,976

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,685,008	10,472,377	13,004,400
Net cash from sale of subsidiary	17,040	39,687	1,500
Other invested assets	483,700	144,145	127,944
Mortgage loans	117,438	205,740	339,735
Real estate	947	-	14,275
Purchases of:
Available-for-sale fixed maturities	(5,269,211)	(10,367,260)	(13,414,490)
Other invested assets	(171,539)	(910,784)	(4,926)
Mortgage loans	(390,376)	(698,776)	(338,627)
Real estate	(6,648)	(86,743)	(16,153)
Changes due to other investments, net	(239,910)	728,637	5,100
Net change in policy loans	(5,464)	(3,418)	(10,858)
Net change in short-term investments	(4,576)	705	153,355

Net cash provided by (used in) investing activities	$ 216,409	$ (475,690)	$ (138,745)

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2005	2004	2003

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	$ 2,720,141	$ 2,552,431	$ 2,461,677
Withdrawals from contractholder deposit funds	(3,404,468)	(2,867,815)	(3,411,004)
Net cash of Sun Capital Advisers, Inc	-	(2,910)	-
Issuance of debt	100,000	-	-
Dividends paid to stockholder	(150,600)	(150,000)	-
Additional capital contributed	-	60,000	-
Other, net	6,992	42,004	(145,258)
Net cash used in financing activities	(727,935)	(366,290)	(1,094,585)

Net change in cash and cash equivalents	(205,295)	(5,236)	(357,354)

Cash and cash equivalents, beginning of year	552,949	558,185	915,539

Cash and cash equivalents, end of year	$ 347,654	$ 552,949	$ 558,185

Supplemental Cash Flow Information
Interest paid	$ 122,474	$ 120,195	$ 118,302

Supplemental Schedule of non-cash investing and financing activities

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity ("VIE"). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

On December 31, 2004, the Company distributed through a dividend to its parent, Sun Life of Canada (U.S.) Holdings, Inc., its interest in Sun Capital Advisers, Inc. As a result of the dividend, other assets decreased by $5.2 million, other liabilities decreased by $0.9 million, and accrued expenses and taxes decreased by $0.6 million in a non-cash transaction.

On June 30, 2004, the Company sold its interest in another consolidated VIE. As a result of the sale, bonds decreased by $51.0 million, other liabilities decreased by $11.1 million, deferred tax liability decreased by $3.8 million, notes payable decreased by $7.0 million, and other invested assets decreased by $0.6 million.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICs"), group life, group disability, and group stop loss insurance. These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets. The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company's wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is authorized to transact business in the State of New York.

As of December 31, 2004, SLC - U.S. Ops Holdings, was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), 150 King Street West, Toronto, Ontario, Canada. SLOC is a life insurance company incorporated in 1865. As of December 31, 2005, SLOC transacted business directly or through its subsidiaries and joint ventures in all of the Canadian provinces and territories, all of the United States, the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda, Barbados, Philippines, Indonesia, China and India. SLOC is a direct wholly-owned subsidiary of SLF.

On January 4, 2005, a reorganization was completed under which most of SLOC's asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned subsidiary of SLF. After this reorganization, the operations remaining in SLOC consist primarily of Sun Life Financial's life, health and annuities businesses in Canada, most of its life and health businesses in the United States, and all of its operations in the United Kingdom and Asia. SLOC continues to be a direct wholly-owned subsidiary of SLF. The Company and its subsidiaries are now indirect wholly-owned subsidiaries of Sun Life Financial Corp., and continue to be indirect wholly-owned subsidiaries of SLF.

On December 31, 2004, Sun Capital Advisers, Inc. ("SCA"), a registered investment adviser, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of the SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004, SCA's total assets were $8.1 million. SCA's net income was $1.9 million and $0.7 million for the years ended December 31, 2004 and 2003, respectively.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 million and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income related to this VIE for the year ended December 31, 2004, excluding the gain on the sale, was $7.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GENERAL (CONTINUED)

On December 31, 2003, Keyport Life Insurance Company ("Keyport") was merged with and into the Company with the Company as the surviving entity. Prior to the merger, the Company and Keyport were both indirect wholly-owned subsidiaries of SLC - U.S. Ops Holdings. The merger had no effect on the existing rights and benefits of policyholders and contractholders from either company. The Company is licensed and authorized to write all business that was previously written by the Keyport.

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the predecessor companies came under common control.

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2003 (in 000's):
	Keyport	SLUS	Surviving Entity
Total revenues	$ 893,846	$ 625,903	$ 1,519,749
Total expenditures	764,596	624,426	1,389,022
Pre-tax income	129,250	1,477	130,727

Net income	$ 76,452	$ 18,539	$ 94,991

Total Assets	$ 21,132,604	$ 22,541,772	$ 43,674,376

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2005, the Company owned all of the outstanding shares of SLNY, Sun Life of Canada (U.S.) SPE 97-I, Inc. ("SPE 97-I"), Clarendon Insurance Agency, Inc. ("Clarendon"), SLF Private Placement Investment Company I, LLC ("Private Placement I"), Sun Parkaire Landing LLC ("Sun Parkaire"), 7101 France Avenue Manager, LLC ("France Avenue"), Independence Life and Annuity Company ("Independence Life"), and Sun Life of Canada (U.S.) Holdings General Partner LLC (the "General Partner"). During 2005, Sun Benefit Services Company, Inc., an inactive subsidiary, was dissolved.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I (the "Partnership") and, as a result, the Partnership is consolidated with the results of the Company. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLC - U.S. Ops Holdings, and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the "Capital Trust").

In addition, the Company had consolidated a certain interest in a VIE. The consolidation of the VIE required the Company to report its minority interest relating to the equity ownership not controlled by the Company. The Company's interest in the VIE was sold on April 19, 2005.

All significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Included with available for sale fixed maturities are mortgage backed securities in the To Be Announced form, ('TBA'). The Company records these purchases on trade date and the corresponding payable is recorded as an outstanding liability in the payable for investments purchased until the settlement date of the transaction. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company will be unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for on either the cost or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The Company uses derivative financial instruments including swaps, options and futures as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and GICs, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively when the Company revises actual profits and its estimate of future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

DAC is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). DAC was reduced by $12.8 million and $172.9 million at December 31, 2005 and 2004, respectively, to reflect unrealized gains and losses.

VALUE OF BUSINESS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits.

VOBA is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). VOBA was decreased by $1.2 million and $48.2 million at December 31, 2005 and 2004, respectively, to account for unrealized investment gains and losses.

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport on November 1, 2001. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2005 and concluded that these assets were not impaired.

During 2004, the Company finalized tax periods that predated the acquisition of Keyport. In accordance with the Emerging Issues Task Force ("EITF") Issue No. 93-7, "Uncertainties Related to Income Taxes in a Purchase Business Combinations," adjustments upon resolution of income tax uncertainties that predate or result from a purchase business combination should be recorded as an increase or decrease to goodwill regardless of the time that has elapsed since the acquisition date. The Company reduced goodwill by $8.7 million in 2004 to record the difference between the estimated tax liability at the acquisition date and the final tax liability for closed tax years that predated the acquisition.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER ASSETS (CONTINUED)

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses that are not subject to amortization and of intangible assets related to product rights that have a weighted-average useful life of 7 years.

POLICY LIABILITIES AND ACCRUALS

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL") and GICs. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments and withdrawals. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Future contract and policy benefits are liabilities for traditional life, health and stop loss products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques.

Guaranteed minimum accumulation benefits or withdrawal benefits are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, stop loss and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

For the years ended December 31, 2005 and 2004, the Company participated in a consolidated federal income tax return with SLC - US Ops Holdings and other affiliates. For the 2003 tax year, as in prior years, the Company participated in the consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates. For 2003, Keyport filed a separate consolidated return with an affiliate, Independence Life.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts. The activity of the separate accounts is not reflected in the financial statements except for: (1) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned; and (2) the activity related to the guaranteed minimum death benefit ('GMDB'), guaranteed minimum income benefit ('GMIB'), guaranteed minimum accumulation benefit ('GMAB') and guaranteed minimum withdrawal benefit ('GMWB') are reflected in the Company's consolidated financial statements.

ACCOUNTING PRONOUNCEMENTS

New Accounting Pronouncements

In November of 2005, the FASB issued FASB Staff Position ("FSP") 115-1 and 124-1 "The Meaning of Other-Than-Temporary Impairments and its Application to Certain Investments." This FSP is effective for reporting periods beginning after December 15, 2005. The FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of the impairment loss. The statement also includes accounting guidance for periods subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Adoption of this FSP will not impact the methodology used by the Company to determine and measure impaired investments. See disclosure in Note 4.

In September of 2005, AICPA issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." This SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is in the process of evaluating the provisions of the proposed SOP and its impact on the Company's financial position and results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In May of 2005, the Financial Accounting Standards Board (the "FASB") issued FASB Statement 154 "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3." This statement is effective for fiscal years beginning after December 15, 2005. This statement changes the requirements for the accounting and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. The statement eliminates the requirement in APB 20 to include the cumulative effect of a change in accounting in the income statement in the period of change and requires retrospective applications to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the specific period effects or the cumulative effect of the change. This statement applies to changes required by new accounting pronouncements only when the pronouncement does not include specific transition guidance. The Company will adopt this statement as required in 2006 and report any changes in accounting principle to be implemented in accordance with the requirements of the this pronouncement.

Other Accounting Pronouncements

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
●	Reporting and measuring the Company's interest in its separate accounts as investments.

See Footnote 12 for additional information regarding the impact of adoption.

Effective December 31, 2003, the Company adopted the disclosure requirements of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." As a result, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. EITF No. 03-1 also requires certain qualitative disclosures about holdings with unrealized losses in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

In January 2003, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporated a number of modifications and changes made to the original version. FIN 46R replaces the previously issued FIN No. 46 and, subject to certain special provisions, is effective no later than the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIEs. Early adoption was permitted. The Company adopted FIN No. 46 and FIN 46R in the fourth quarter of 2003. Implementation of FIN No. 46 and FIN 46R resulted in the consolidation of two VIEs and increased total consolidated assets by $67.8 million at December 31, 2003. As required by FIN No. 46 and FIN 46R, the difference between the carrying amount of the assets and the fair value of the VIEs resulted in a cumulative effect of change in accounting principles, net of tax, of $7.5 million as of the date of adoption.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The Company has a greater than or equal to 20% involvement in eight VIEs at December 31, 2005. The Company is a creditor in five trusts, two limited liability companies and one special purpose entity that were used to finance commercial mortgages, franchise receivables, auto receivables and equipment used in utility generation. The Company's maximum exposure to loss related to all of these VIEs is the investments' carrying value, which was $40.2 million and $62.8 million at December 31, 2005 and 2004, respectively. The notes mature between February 2006 and December 2035. See Note 4 for additional information with respect to leveraged leases which is not included above.

Consolidated VIE's increased total consolidated assets by $64.3 million at December 31, 2004. The liabilities included a $33.5 million note issued in June 2000. The note will mature on June 1, 2012. The interest rate on the note is the three-month LIBOR plus 1.75% for the period from June 23, 2000 to December 1, 2005 and LIBOR for the period from December 1, 2005 to June 1, 2012. The Company's interests in the VIEs were sold on April 19, 2005 and June 30, 2004. Refer to disclosures in footnote 2 for further discussion on the sale of the VIE's.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

On December 31, 2004, SCA, a registered investment adviser and a wholly-owned subsidiary of the Company, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004 and 2003, SCA's net assets were $8.1 million and $5.1 million, respectively. SCA's net income for the years ended December 31, 2004 and 2003, was $1.9 million and $0.7 million, respectively.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income for the year ended December 31, 2004 includes net income of $7.1 million related to this VIE.

On December 31, 2003, Clarendon merged with an affiliate, Keyport Financial Services Corp ("KFSC")., with Clarendon as the surviving entity. KFSC was a wholly-owned subsidiary of Keyport.

On November 18, 2003, the Company sold its interest in its wholly-owned subsidiary, Vision Financial Corporation, for $1.5 million. A loss of approximately $1.0 million was realized on this transaction.

On April 1, 2003, Sun Life Financial Services Limited ("SLFSL"), a wholly-owned subsidiary of the Company, ceased operations and was liquidated during the fourth quarter of 2003. SLFSL served as marketing administrator for the distribution of offshore products offered by SLOC, an affiliate of the Company.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of the affiliated transactions for those affiliates that are not consolidated within the Company.

The Company and its subsidiaries have management services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $11.3 million in 2005, $24.4 million in 2004, and $73.3 million in 2003.

In accordance with a management service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $170.4 million, $136.8 million and $152.2 million for the years ended December 31, 2005, 2004 and 2003, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with SLC - U.S. Ops Holdings under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $23.4 million, $22.8 million and $21.3 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term, which is ending. Rent received by the Company under the leases amounted to approximately $10.6 million, $11.8 million, and $11.8 million in 2005, 2004 and 2003, respectively. Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On December 31, 2004, the Company received a $60.0 million capital contribution from its parent, SLC - U.S. Ops Holdings.

In 2004, the employees of the Company became participants in a restricted share unit ("RSU") plan with its indirect parent, SLF. Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant. RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock. The Company incurred expenses of $7.0 million and $4.1 million relating to RSUs for the years ended December 31, 2005 and 2004, respectively.

In 2004, the employees of the Company became participants in a performance share unit ("PSU") plan with its indirect parent, SLF. Under the PSU plan, participants are granted units that are the equivalent to one SLF common share and have a fair market value of a SLF common share on the date of grant. PSUs earn dividend equivalents in the form of additional PSUs at the same rate as the dividends on SLF's common shares. No PSUs will vest or become payable unless SLF meets certain threshold targets with respect to specified performance targets. The plan provides for an enhanced payout if SLF achieves superior levels of performance to motivate participants to achieve a higher return for shareholders. Payments to participants are based on the number of PSUs earned multiplied by the market value of SLF's common shares at the end of a three-year performance period. The Company incurred expenses of $0.7 million and $0.3 million relating to PSUs for the years ended December 31, 2005 and 2004, respectively.

In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005. The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

In 2003, the Company sold a $100.0 million note from MFS, an affiliate, to another affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"), for approximately $109.1 million. The note was sold at a gain of $9.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On July 25, 2002, the Company issued a $380.0 million promissory note at 5.76% and an $80 million promissory note at 5.71%, both maturing June 30, 2012 to an affiliate, Sun Life (Hungary) LLC. The Company pays interest semi-annually to Sun Life (Hungary) LLC. The Company expensed $26.5 million for interest on these promissory notes for each of the years ended December 31, 2005, 2004 and 2003, respectively. The proceeds of the notes were used to purchase fixed rate government and corporate bonds.

At December 31, 2005 and 2004, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company. The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, had $600 million of 8.526% partnership capital securities issued to the Capital Trust. The Company expensed $51.2 million for interest on these partnership capital securities for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, owned $600 million of 8.526% subordinated notes issued by its parent, Sun Life of Canada (U.S.) Holdings, Inc. Interest earned on these notes was $51.2 million for each of the years ended December 31, 2005, 2004 and 2003, respectively.

In 2004 and 2003, the Company purchased a total of $140.0 million in promissory notes from MFS. The interest rates on these notes range from 2.988% to 3.512% and the terms are from 3-5 years. Interest earned for the years ended December 31, 2005, 2004 and 2003 was $4.2 million, $4.0 million and $0.6 million, respectively. As of December 31, 2005, the Company sold and transferred these notes to affiliates. On December 31, 2005, the Company sold notes with a par value of $90.0 million to an affiliate, Sun Life (Hungary) LLC, and recognized a loss of $3.3 million. On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Company's direct parent, Sun Life of Canada (U.S.) Holdings, Inc. as a dividend. The Company recognized a loss of $0.6 million on the transfer of the notes to Sun Life of Canada (U.S.) Holdings, Inc.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $23.2 million, $35.0 million and $14.6 million, respectively, in commission fees to an affiliate, Sun Life Financial Distributors, Inc., ("SLFD"). In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million, $5.9 million and $3.7 million for the years ended December 31, 2005, 2004 and 2003, respectively.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $25.1 million, $45.1 million and $64.5 million, respectively, in commission fees to Independence Financial Marketing Group, Inc. ("IFMG"), an affiliate.

The Company has an administrative services agreement with SCA under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $2.4 million for the year ended December 31, 2005. SCA was no longer a consolidated entity in 2005.

The Company paid $16.4 million for the year ended December 31, 2005, in investment management services fees to SCA, an affiliate and registered investment adviser, on a cost-reimbursement basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On June 3, 2005, the Company entered into a Terms Agreement (the "Terms Agreement") with its affiliates Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (each, an "Initial Purchaser" and collectively, the "Initial Purchasers"), in connection with the offer and sale by the Issuer of $600.0 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes"). The payment obligations of the Issuer under the First Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the Secured Guarantee are secured by a floating rate funding agreement issued by the Company to the LLC on the same date. In addition, the Company issued a $100.0 million floating rate demand note payable to the LLC on the same date. The Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of November 11, 2004 (the "Purchase Agreement") by and among the Issuer, the ULC, the LLC, the Company and all of the Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes. The Company expensed $2.3 million for interest on the demand note for the year ended December 31, 2005.

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second Terms Agreement") with the Issuer, the ULC, the LLC, Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300.0 million of Series 2005-1-2 Floating Rate Notes due 2010 (the "Second Tranche Notes"). The payment obligations of the Issuer under the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to the Secured Guarantee, and the obligations of the LLC under the Secured Guarantee with respect to the Second Tranche Notes are secured by a floating rate funding agreement issued by the Company to the LLC on July 5, 2005. The Second Terms Agreement incorporates by reference the provisions of the Purchase Agreement. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify Citigroup and Morgan Stanley, against certain securities law liabilities related to the offering of the Second Tranche Notes.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900.0 million that effectively convert the floating rate payment obligations under the funding agreement to fixed rate obligations.

Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

The following table lists the details of notes due to affiliates at December 31, 2005 (in 000's):

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/27	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/27	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/15	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/15	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/27	7,500	461
Sun Life (Hungary) LLC	Promissory	5.760%	06/30/12	380,000	21,888
Sun Life (Hungary) LLC	Promissory	5.710%	06/30/12	80,000	4,568
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR plus 35		100,000	2,279

				$ 1,125,000	$ 71,318

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2005, was as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,234,792	$ 40,958	$ (74,124)	$ 5,201,626
Foreign Government & Agency Securities	86,360	2,965	(64)	89,261
States & Political Subdivisions	742	24	-	766
U.S. Treasury & Agency Securities	449,877	4,773	(4,286)	450,364

Corporate securities:
Basic Industry	228,782	6,192	(3,384)	231,590
Capital Goods	602,974	20,310	(4,507)	618,777
Communications	1,285,638	32,582	(24,476)	1,293,744
Consumer Cyclical	1,321,417	16,741	(62,470)	1,275,687
Consumer Noncyclical	548,636	16,985	(6,206)	559,415
Energy	445,207	15,281	(2,225)	458,264
Finance	3,167,168	50,719	(28,844)	3,189,043
Industrial Other	246,421	9,913	(1,029)	255,305
Technology	49,288	853	(1,127)	49,014
Transportation	409,812	17,786	(7,739)	419,859
Utilities	1,543,713	54,264	(13,544)	1,584,433
Total Corporate	9,849,056	241,626	(155,551)	9,935,131

Total available-for-sale fixed maturities	$ 15,620,827	$ 290,346	$ (234,025)	$ 15,677,148

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 45,755	$ -	$ 645,755

Total held-to-maturity fixed maturities	$ 600,000	$ 45,755	$ -	$ 645,755

	Amortized	Gross	Gross	Estimated
	Cost	Gains	Losses	Fair Values
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 209,548	$ 1,915	$ (3,776)	$ 207,687
Foreign Government & Agency Securities	19,516	-	(136)	19,380

Corporate securities:
Basic Industry	8,649	783	-	9,432
Capital Goods	15,651	751	-	16,402
Communications	343,647	3,607	(8,542)	338,712
Consumer Cyclical	246,522	2,615	(6,160)	242,977
Consumer Noncyclical	84,411	712	(2,370)	82,753
Energy	27,675	3,187	-	30,862
Finance	713,043	13,996	(8,285)	718,754
Industrial Other	47,464	798	(928)	47,334
Technology	3,801	82	-	3,883
Transportation	60,950	2,588	(4,696)	58,842
Utilities	201,885	8,244	(2,299)	207,830
Total Corporate	1,753,698	37,363	(33,280)	1,757,781

Total trading fixed maturities	$ 1,982,762	$ 39,278	$ (37,192)	$ 1,984,848

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2004, was as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,250,374	$ 106,024	$ (33,560)	$ 5,322,838
Foreign Government & Agency Securities	99,771	4,789	(21)	104,539
States & Political Subdivisions	1,212	50	-	1,262
U.S. Treasury & Agency Securities	573,446	12,539	(1,174)	584,811
Subordinated notes from affiliate	140,000	-	-	140,000

Corporate securities:
Basic Industry	298,352	16,577	(1,649)	313,280
Capital Goods	667,459	38,995	(1,429)	705,025
Communications	1,428,598	61,135	(7,811)	1,481,922
Consumer Cyclical	1,341,480	51,605	(2,935)	1,390,150
Consumer Noncyclical	512,153	30,345	(367)	542,131
Energy	527,782	27,370	(711)	554,441
Finance	2,979,627	92,043	(14,145)	3,057,525
Industrial Other	311,829	11,198	(1,522)	321,505
Technology	57,867	2,774	(569)	60,072
Transportation	526,567	25,104	(9,549)	542,122
Utilities	1,490,795	83,231	(2,662)	1,571,364
Total Corporate	10,142,509	440,377	(43,349)	10,539,537

Total available-for-sale fixed maturities	$ 16,207,312	$ 563,779	$ (78,104)	$16,692,987

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 89,132	$ -	$ 689,132

Total held-to-maturity fixed maturities	$ 600,000	$ 89,132	$ -	$ 689,132

	Amortized	Gross	Gross	Estimated
	Cost	Gains	Losses	Fair Values
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 121,729	$ 4,427	$ (1,051)	$ 125,105
Foreign Government & Agency Securities	6,313	711	(11)	7,013

Corporate securities:
Basic Industry	31,844	2,363	-	34,207
Capital Goods	48,839	2,939	-	51,778
Communications	177,288	10,753	(300)	187,741
Consumer Cyclical	198,733	10,684	(159)	209,258
Consumer Noncyclical	23,344	1,209	(13)	24,540
Energy	35,714	4,987	-	40,701
Finance	453,387	25,198	(973)	477,612
Industrial Other	46,089	3,034	(189)	48,934
Technology	3,802	302	-	4,104
Transportation	63,291	5,453	(3,107)	65,637
Utilities	198,245	16,154	(1)	214,398
Total Corporate	1,280,576	83,076	(4,742)	1,358,910

Total trading fixed maturities	$ 1,408,618	$ 88,214	$ (5,804)	$ 1,491,028

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2005
	Amortized Cost	Estimated Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 453,294	$ 453,070
Due after one year through five years	2,529,687	2,535,451
Due after five years through ten years	4,333,947	4,350,783
Due after ten years	3,069,107	3,136,218
Subtotal - Maturities available-for-sale	10,386,035	10,475,522
Asset-backed securities	5,234,792	5,201,626
Total Available-for-sale	$ 15,620,827	$ 15,667,148

Maturities of trading fixed securities:
Due in one year or less	$ 89,749	$ 90,981
Due after one year through five years	503,839	505,854
Due after five years through ten years	994,999	984,407
Due after ten years	184,627	195,920
Subtotal - Maturities of trading	1,773,214	1,777,162
Asset-backed securities	209,548	207,686
Total Trading	$ 1,982,762	$ 1,984,848

Maturities of held-to-maturity fixed securities:
Due after ten years	$ 600,000	$ 645,755

Gross gains of $61.0 million, $152.5 million and $196.4 million and gross losses of $38.9 million, $45.4 million and $44.9 million were realized on the voluntary sale of fixed maturities for the years ended December 31, 2005, 2004 and 2003, respectively.

Fixed maturities with an amortized cost of approximately $10.9 million and $10.9 million at December 31, 2005 and 2004, respectively, were on deposit with federal and state governmental authorities as required by law.

The Company had unfunded commitments with respect to funding of limited partnerships of approximately $71.3 million and $91.1 million at December 31, 2005 and 2004, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

As of December 31, 2005 and 2004, 94.7% and 95.7%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations. During 2005, 2004 and 2003, the Company incurred realized losses totaling $29.7 million, $32.5 million and $62.8 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

The Company has discontinued accruing income on several of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced previously accrued income by $1.7 million, $7.0 million and $10.1 million for the years ended December 31, 2005, 2004 and 2003, respectively. The fair market value of these investments was $24.4 million, $29.8 million and $80.8 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2005:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 62,351	$ (1,334)	$ 47,710	$ (2,050)	$ 110,061	$ (3,384)
Capital Goods	37,622	(476)	172,069	(4,031)	209,691	(4,507)
Communications	207,469	(12,291)	284,749	(12,185)	492,218	(24,476)
Consumer Cyclical	475,628	(31,554)	352,308	(30,916)	827,936	(62,470)
Consumer Noncyclical	82,655	(3,602)	116,271	(2,604)	198,926	(6,206)
Energy	44,087	(739)	56,103	(1,486)	100,190	(2,225)
Finance	754,646	(13,576)	685,785	(15,268)	1,440,431	(28,844)
Industrial Other	12,450	(535)	17,657	(494)	30,107	(1,029)
Technology	18,971	(829)	6,703	(298)	25,674	(1,127)
Transportation	64,664	(2,987)	95,889	(4,752)	160,553	(7,739)
Utilities	138,031	(3,438)	444,299	(10,106)	582,330	(13,544)

Total Corporate	1,898,574	(71,361)	2,279,543	(84,190)	4,178,117	(155,551)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,965,773	(43,011)	1,240,823	(31,113)	3,206,596	(74,124)
Foreign Government & Agency Securities	1,002	(3)	19,118	(61)	20,120	(64)
U.S. Treasury & Agency Securities	56,051	(633)	216,469	(3,653)	272,520	(4,286)

Total Non-Corporate	2,022,826	(43,647)	1,476,410	(34,827)	3,499,236	(78,474)

Grand Total	$ 3,921,400	$ (115,008)	$ 3,755,953	$ (119,017)	$ 7,677,353	$ (234,025)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2004:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 30,787	$ (461)	$ 23,104	$ (1,188)	$ 53,891	$ (1,649)
Capital Goods	119,885	(938)	14,733	(491)	134,618	(1,429)
Communications	196,250	(4,153)	83,702	(3,658)	279,952	(7,811)
Consumer Cyclical	221,428	(2,478)	10,620	(457)	232,048	(2,935)
Consumer Noncyclical	60,192	(367)	-	-	60,192	(367)
Energy	26,575	(372)	7,100	(339)	33,675	(711)
Finance	693,913	(8,606)	146,825	(5,539)	840,738	(14,145)
Industrial Other	95,881	(938)	20,346	(584)	116,227	(1,522)
Technology	25,431	(569)	-	-	25,431	(569)
Transportation	39,596	(367)	95,630	(9,182)	135,226	(9,549)
Utilities	209,995	(1,965)	33,919	(697)	243,914	(2,662)

Total Corporate	1,719,933	(21,214)	435,979	(22,135)	2,155,912	(43,349)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,358,934	(11,026)	283,699	(22,534)	1,642,633	(33,560)
Foreign Government & Agency Securities	2,459	(21)	-	-	2,459	(21)
U.S. Treasury & Agency Securities	233,308	(1,174)	-	-	233,308	(1,174)

Total Non-Corporate	1,594,701	(12,221)	283,699	(22,534)	1,878,400	(34,755)

Grand Total	$ 3,314,634	$ (33,435)	$ 719,678	$ (44,669)	$ 4,034,312	$ (78,104)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss for more than six months are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The Company's analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments as well as the Company's intention, if any, to dispose of its position. The Company has a Credit Committee that includes members from its investment, finance and actuarial functions. The committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2005 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	17	7	24
Capital Goods	6	18	24
Communications	46	44	90
Consumer Cyclical	71	40	111
Consumer Noncyclical	23	18	41
Energy	9	14	23
Finance	113	81	194
Industrial Other	1	6	7
Technology	2	1	3
Transportation	17	43	60
Utilities	32	42	74

Total Corporate	337	314	651

Non-Corporate
Asset Backed and Mortgage Backed Securities	696	353	1,049
Foreign Government & Agency Securities	1	2	3
U.S. Treasury & Agency Securities	16	32	48

Total Non-Corporate	713	387	1,100

Grand Total	1,050	701	1,751

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2004 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	6	2	8
Capital Goods	6	6	12
Communications	18	11	29
Consumer Cyclical	20	1	21
Consumer Noncyclical	8	0	8
Energy	4	2	6
Finance	62	14	76
Industrial Other	5	3	8
Technology	1	0	1
Transportation	36	31	67
Utilities	15	7	22

Total Corporate	181	77	258

Non-Corporate
Asset Backed and Mortgage Backed Securities	278	91	369
Foreign Government & Agency Securities	2	0	2
U.S. Treasury & Agency Securities	27	0	27

Total Non-Corporate	307	91	398

Grand Total	488	168	656

Mortgage Loans and Real Estate

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2005	2004

Total mortgage loans	$ 1,739,370	$ 1,465,896

Real estate:
Held-for-sale	-	628
Held for production of income	170,510	167,511
Total real estate	$ 170,510	$ 168,139

Accumulated depreciation on real estate was $23.0 million and $19.1 million at December 31, 2005 and 2004, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired-but-performing mortgage loans totaling $12.6 million and $16.5 million at December 31, 2005 and 2004, respectively, against which there are allowances for losses of $6.3 million and $7.6 million, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2005
Mortgage loans	$ 7,646	$ 800	$ (2,174)	$ 6,272

2004
Mortgage loans	$ 6,365	$ 1,530	$ (249)	$ 7,646

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2005	2004
Property Type:
Office building	$ 703,927	$ 620,273
Residential	87,874	89,831
Retail	751,041	619,021
Industrial/warehouse	264,567	237,020
Other	108,743	75,536
Valuation allowances	(6,272)	(7,646)
Total	$ 1,909,880	$ 1,634,035

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

	2005	2004
Geographic region:

Alabama	$ 8,070	$ 408
Arizona	48,113	45,753
California	144,829	137,387
Colorado	33,238	33,096
Connecticut	30,026	32,973
Delaware	15,194	15,847
Florida	140,592	116,327
Georgia	80,802	78,360
Illinois	23,118	10,473
Indiana	19,950	16,203
Kentucky	25,623	15,015
Louisiana	32,186	21,531
Maryland	64,724	57,323
Massachusetts	142,421	137,535
Michigan	6,799	8,719
Minnesota	53,157	46,341
Missouri	34,567	32,323
Nebraska	7,948	5,368
Nevada	7,509	8,055
New Jersey	36,042	31,943
New Mexico	7,386	7,633
New York	240,390	232,312
North Carolina	43,111	39,831
Ohio	128,525	93,896
Oregon	11,968	6,391
Pennsylvania	118,709	102,767
Tennessee	32,430	26,714
Texas	211,889	136,237
Utah	29,718	28,528
Virginia	17,386	18,378
Washington	73,326	68,389
Wisconsin	19,494	4,658
All other	26,912	24,967
Valuation allowances	(6,272)	(7,646)
Total	$ 1,909,880	$ 1,634,035

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

At December 31, 2005, scheduled mortgage loan maturities were as follows:

2006	$ 11,745
2007	52,697
2008	45,809
2009	42,455
2010	72,676
Thereafter	1,513,988
Total	$ 1,739,370

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $115.8 million and $54.0 million at December 31, 2005 and 2004, respectively.

During 2004 and 2003, the Company sold commercial mortgage loans in securitization transactions. The mortgages were primarily sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates. In these transactions, the Company retained investment tranches, which are considered available-for-sale securities, in addition to servicing rights. The securitizations are structured so that investors have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interests are subject to credit and interest rate risk on the transferred financial assets. The Company recognized pre-tax gains of $3.0 million and $24.6 million for its 2004 and 2003 securitization transactions, respectively. The Company did not sell any commercial mortgage loans in securitization transactions in 2005.

The tranches retained through the 2004 securitization, were considered interest only strips ("I/O"). Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2004 were as follows:

	Exeter I/O	Fairfield I/O

Prepayment speed	-	-
Weighted average life in years	5.72-5.92	2.89-8.74
Expected credit losses	-	-
Residual cash flows discount rate	4.80%-4.84%	4.43%-5.28%
Treasury rate interpolated for average life	3.35%-3.39%	3.18%-4.03%
Spread over treasuries	1.45%	1.25%
Duration in years	6.64-10.14	1.45-4.92

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

	Exeter I/O	Fairfield I/O
Amortized cost of retained
Interests	$ 775	$ 719
Fair value of retained interests	841	674
Weighted average life in years	2.32-2.96	1.00-4.36

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	785	621
Fair value of retained interest as a result of a .30% of adverse change	757	595

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	839	672
Fair value of retained interest as a result of a 20% of adverse change	837	670

The outstanding principal amount of the securitized commercial mortgage loans was $873.2 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization through December 31, 2005.

The tranches retained through the 2003 securitization were subordinated secured notes. Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2003 were as follows:

Commercial Mortgages

Prepayment speed	-
Weighted average life in years	14.123-14.84
Expected credit losses	-
Residual cash flows discount rate	5.65%-5.92%
Treasury rate interpolated for average life	4.37%-4.40%
Spread over treasuries	1.28%-1.52%
Duration in years	20.46-20.66

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

Commercial Mortgages
Amortized cost of retained
Interests	$ 15,511
Fair value of retained interests	17,538
Weighted average life in years	13.69-14.10

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	17,528
Fair value of retained interest as a result of a .30% of adverse change	17,522

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	16,868
Fair value of retained interest as a result of a 20% of adverse change	16,231

The outstanding principal amount of the securitized commercial mortgage loans was $363.9 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization through December 31, 2005.

Securities Lending

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned. The Company maintains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. The fair value of collateral held and included in other invested assets was $495.7 million and $735.7 million at December 31, 2005 and 2004, respectively.

Leveraged Leases

The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The leveraged lease is included as a part of other invested assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2005	2004
Lease contract receivable	$ 25,914	$ 31,803
Less: non-recourse debt	(1,410)	(1,415)
Net Receivable	24,504	30,388
Estimated value of leased assets	21,420	21,420
Less: unearned and deferred income	(9,178)	(11,928)
Investment in leveraged leases	36,746	39,880
Less: fees	(138)	(138)
Net investment in leveraged leases	$ 36,608	$ 39,742

Derivatives

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged. The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk. Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement. A premium is paid on settlement date and no further cash transactions occur until the positions expire. The swaptions have a physical settlement at expiration for which an interest rate swap becomes effective. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter ("OTC") put options and exchange traded futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the mortality and expense risk charges and GMDB and living benefit features of the Company's variable annuities. The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts. Options are carried at fair value and are included with derivative instruments - receivable in the Company's balance sheet.

Standard & Poor's indexed futures contracts are entered into for purposes of hedging equity-indexed products. The interest credited on these 1, 5, 7 and 10 year term products is based on the changes in the S&P 500 Index. On trade date, an initial cash margin is exchanged. Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issued annuity contracts and GICs that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or GIC) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

From the second quarter in 2000 until the second quarter in 2002, the Company marketed GICs to unrelated third parties. Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps. The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains on the translation of foreign currency denominated GIC liabilities of $197.1 million for the year ended December 31, 2005, and losses of ($83.3) million and ($158.6) million for the years ended December 31, 2004 and 2003, respectively.

Beginning in the second quarter 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program. The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting. The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified. As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) for the years ended December 31 consisted of the following:
	2005	2004	2003
Net expense on swap agreements	$ (64,915)	$ (62,514)	$ (87,721)
Change in fair value of swap agreements (interest rate, currency, and equity)	101,320	(43,977)	197,506
Change in fair value of options, futures and embedded derivatives	(19,931)	8,072	(312,985)
Total derivative income (losses)	$ 16,474	$ (98,419)	$ (203,200)

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2005 and 2004, $35.6 million and $33.6 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2005
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 6,764,984	$ (115,333)
Currency swaps	534,916	116,070
Equity swaps	181,334	29,463
Currency forwards	2,571	(2,079)
Credit Default Swaps	10,000	(3)
Futures	745,009	(1,724)
Swaptions	2,500,000	8,979
S&P 500 index call options	3,410,279	225,243
S&P 500 index put options	1,160,202	29,566

Total	$ 15,309,295	$ 290,182

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

	2004
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 5,948,576	$ (212,661)
Currency swaps	805,849	290,776
Equity swaps	250,207	28,254
Currency forwards	1,547	(81)
S&P 500 index call options	2,986,757	188,481
S&P 500 index put options	1,217,980	42,858

Total	$ 11,210,916	$ 337,627

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) arose from sale of the following security types for the years ended December 31:

	2005	2004	2003

Fixed maturities	$ 21,873	$ 108,603	$ 159,474
Equity securities	(6)	3,375	(1,465)
Mortgage and other loans	614	858	25,528
Real estate	318	-	3,862
Other invested assets	12,741	(1,601)	4,800
Other than temporary declines	(29,707)	(32,494)	(62,834)
Gains on impaired assets	11,092	17,333	4,720

Total	$ 16,925	$ 96,074	$ 134,085

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2005	2004	2003

Fixed maturities	$ 921,803	$ 1,030,973	$ 1,114,949
Mortgage and other loans	103,253	83,986	76,259
Real estate	11,047	11,615	6,952
Policy loans	37,595	42,821	43,335
Other	55,245	(19,715)	(20,364)
Gross investment income	1,128,943	1,149,680	1,221,131
Less: Investment expenses	16,414	15,423	12,381
Net investment income	$ 1,112,529	$ 1,134,257	$ 1,208,750

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2005		2004
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 347,654	$ 347,654	$ 552,949	$ 552,949
Fixed maturities	18,261,996	18,307,751	18,784,015	18,873,147
Equity securities	15,427	15,427	1,006	1,006
Short-term investments	-	-	23,957	23,957
Mortgages	1,739,370	1,790,629	1,465,896	1,546,834
Derivatives instruments -receivables	487,947	487,947	566,401	566,401
Policy loans	701,769	701,769	696,305	696,305
Separate accounts	19,095,391	19,095,391	19,120,381	19,120,381

Financial liabilities:
Policy liabilities	18,668,578	17,449,961	18,846,238	17,677,082
Derivative instruments - payables	197,765	197,765	228,774	228,774
Long-term debt	-	-	33,500	33,500
Long-term debt to affiliates	1,125,000	1,178,918	1,025,000	1,100,501
Partnership capital securities	607,826	645,755	607,826	689,132
Separate accounts	19,095,391	19,095,391	19,120,381	19,120,381

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair value of equity securities are based on quoted market prices.

Mortgage loans: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives: The fair values of swaps are based on current settlement values. The current settlement values are based on dealer quotes and market prices. Fair values for options and futures are based on dealer quotes and market prices.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value. The fair values of other deposits with future maturity dates are estimated using discounted cash flows. The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques. GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are included in contractholder deposit funds. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company periodically evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability from this contingency is unlikely. A brief discussion of the Company's reinsurance agreements by segment follows.

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life ("SPWL") insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWL's in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of approximately $1.7 billion and $1.7 billion as of December 31, 2005 and 2004, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.

By reinsuring the SPWL policies, the Company reduced net investment income by $82.7 million and $91.2 million for the years ended December 31, 2005 and 2004, respectively. The Company also reduced interest credited by $57.5 million and $79.6 million for the years ended December 31, 2005 and 2004, respectively. In addition, the Company also increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $13.1 and $13.6 million for the years ended December 31, 2005 and 2004, respectively. The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis. Fee income was reduced by $33.3 million, $28.7 million and $23.4 million for the years ended December 31, 2005, 2004 and 2003, respectively, to account for these agreements.

Effective October 1, 2004, the Company no longer acts as the reinsurer of risk under the lapse protection benefit for certain universal life contracts issued by SLOC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

8. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly renewable term basis. The agreement provided that SLOC would reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of SLNY's group long-term disability contracts. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company's group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $700,000 per claim for group life contracts ceded by the Company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2005	2004	2003

Insurance premiums:
Direct	$ 54,915	$ 62,939	$ 67,959
Ceded	2,933	4,119	7,441
Net premiums	$ 51,982	$ 58,820	$ 60,518

Insurance and other individual policy benefits and claims:
Direct	$ 225,936	$ 170,381	$ 230,384
Ceded	38,923	29,004	29,136
Net policy benefits and claims	$ 187,013	$ 141,377	$ 201,248

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS

The Company sponsors two non-contributory defined benefit pension plans for its employees and certain affiliated employees. Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"). Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the two non-contributory defined benefit pension plans including the following:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 choose to continue their participation in the plan (the "Grandfathered Participants"), (ii) those participants who are receiving on December 31, 2005 severance or termination payments and (iii) those participants who are receiving on December 31, 2005 amounts paid under the Long Term Disability plan sponsored by the Company;

Due to the pension plan changes, a $1.9 million curtailment charge was recognized.

Other post retirement benefit plans have been amended as follows:

a) To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of 12/31/05, a "grandfathered employee" or a "Rule 75 employee".

A grandfathered employee shall mean an active employee (i) who retires on or after January 1,2006 and (ii) who as of January 1,2006 is at least age 55 with 15 or more years or service and whose age plus service is at least 75.

A rule 75 employee shall mean active employees (i) who are not Grandfathered employees, ii) who retire on or after January 1, 2006, and (iii) who when they retire are at least age 55 with 15 or more years or service and whose age plus service is at least 75.

For grandfathered and rule of 75 employees retiree medical coverage is provided at reduced cost.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the pension plans' (retirement plan and agent pension plan) projected benefit obligations and assets, as well as the plans' funded status at December 31:

	2005	2004
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 215,439	$ 191,689
Service cost	10,948	9,873
Interest cost	13,839	12,118
Actuarial loss (gain)	17,780	7,039
Benefits paid	(6,105)	(5,280)
Plan amendments	2,344	-
Curtailment loss (gain)	(24,700)	-
Projected benefit obligation at end of year	$ 229,545	$ 215,439

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 233,551	$ 205,737
Other	(1,250)	(1,050)
Actual return on plan assets	25,900	34,144
Benefits paid	(6,105)	(5,280)
Fair value of plan assets at end of year	$ 252,096	$ 233,551
Information on the funded status of the plan:
Funded status	$ 22,551	$ 18,112
Unrecognized net actuarial loss	7,802	19,339
Unrecognized transition obligation	(10,392)	(13,443)
Unrecognized prior service cost	3,945	7,421
4th quarter contribution	(1,550)	(1,250)
Prepaid benefit cost	$ 22,356	$ 30,179

The accumulated benefit obligation for the retirement plan and agent pension plan at December 31, 2005 and 2004 was $222.4 million and $188.9 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The agent plan is overfunded and the funded status of the employee retirement plan was as follows:

	2005	2004

Plan assets	$ 211,612	$ 195,332
Projected benefit obligations	(219,802)	(206,748)
Funded status	$ (8,190)	$ (11,416)

Accumulated benefit obligation	$ 212,630	$ 180,201

The following table sets forth the components of the net periodic benefit cost, and the Company's share of net periodic benefit costs for the years ended December 31:

	2005	2004	2003

Components of net periodic benefit cost:
Service cost	$ 10,948	$ 9,873	$ 8,954
Interest cost	13,839	12,118	10,494
Expected return on plan assets	(20,092)	(17,704)	(14,358)
Amortization of transition obligation asset	(3,051)	(3,051)	(3,051)
Amortization of prior service cost	855	855	855
Curtailment loss (gain)	1,856	-	-
Recognized net actuarial loss	1,918	3,140	4,215
Net periodic benefit cost (benefit)	$ 6,273	$ 5,231	$ 7,109
The Company's share of net periodic benefit cost	$ 4,116	$ 4,272	$ 5,522

In addition to its share of net periodic benefit cost, the Company incurred $2.9 million, $1.9 million and $3.5 million for the years ended December 31, 2005, 2004 and 2003, respectively, in expense for an uninsured benefit plan, for which the Company is not the plan sponsor.

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Pension Benefits
	2005	2004	2003
Discount rate	5.8%	6.2%	6.1%
Rate of compensation increase	4.0%	4.0%	4.0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

Weighted average assumptions used to determine net benefit cost were as follows:

	Pension Benefits
	2005	2004	2003

Discount rate	6.2%	6.1%	6.75%
Expected long term return on plan assets	8.75%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

The Company relies on historical market returns from Ibbotson Associates (1926-2002) to determine its overall long term rate of return on asset assumption. Applying Ibbotson's annualized market returns of 12% stock, 5.8% bonds and 3.8% cash to the Company's target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

Plan Assets

The asset allocation for the Company's pension plan assets for 2005 and 2004 measurement, and the target allocation for 2006, by asset category, are as follows:
	Target Allocation	Percentage of Plan Assets
Asset Category	2006	2005	2004

Equity Securities	60%	61%	61%
Debt Securities	25%	30%	27%
Commercial Mortgages	15%	9%	10%
Other	-%	-%	2%
Total	100%	100%	100%

The target allocations were established to reflect the Company's investment risk posture and to achieve the desired level of return commensurate with the needs of the fund. The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:
1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Equity securities include SLF common stock in the amount of $4.2 million at December 31, 2004. Equity securities did not include any SLF common stock at December 31, 2005.

Cash Flow

Due to the over funded status of the agent defined benefit plan, the Company will not be making contributions to the plan in 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The Company has estimated the following future benefit payments for the years 2006 through 2015:
Pension Benefits
2006	$ 6,352
2007	6,680
2008	6,949
2009	7,299
2010	7,624
2011 to 2015	45,646

401(k) Savings Plan

The Company sponsors and participates in a 401(k) savings plan (the "401(k) Plan") for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees' contributions to the plan.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following.

(a) Beginning January 1, 2006, Eligible Participants shall receive a basic employer contribution which shall be a percentage of the participant's eligible compensation determined under the following chart based on the sum of the participant's age and service on January 1 of the applicable plan year -

Age Plus Service	Employer Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

(b) In addition to the basic employer contribution beginning January 1, 2006, Eligible Participants who did not become participants in the United States Employees' Retirement Income Plan before January 1, 2006 and who remain employed by a participating employer on January 1, 2006 shall be entitled to receive a supplemental basic employer contribution in January 2006 based on their applicable basic employer contribution percentage as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

(c) To provide for a transition employer contribution effective January 1, 2006 to Eligible Participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45 (such Eligible Participants are referred to as "Transition Participants");

(d) For January 1, 2006 through December 31, 2015, Transition Participants shall receive transition employer contributions which shall be a percentage of the Transition Participant's eligible compensation determined under the following chart based on the participant's age and service on January 1, 2006 -

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2005 employer contributions under 401(k) Plan sponsorship for the Company and its affiliates was $6.1 million. Amounts are allocated to affiliates based on their respective employees' contributions. The Company's portion of the expense was $4.6 million, $2.8 million and $0.9 million for the years ended December 31, 2005, 2004 and 2003, respectively. The Company's contribution includes a $1.6 million accrued retroactive adjustment related to the board approved amendments to the 401(k) Plan. This retroactive adjustment will be funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit pension plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents (the "Retirement Plan"). Expenses are allocated to participating companies based on the number of participants. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the Retirement Plan's obligations and assets, as well as the plans' funded status at December 31:

Change in benefit obligation:	2005	2004

Benefit obligation at beginning of year	$ 48,453	$ 51,278
Service cost	1,333	1,233
Interest cost	2,994	2,957
Actuarial (gain) loss	4,596	(4,583)
Benefits paid	(2,884)	(2,432)
Plan Amendments	(3,192)	-
Benefit obligation at end of year	$ 51,300	$ 48,453

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,884	2,432
Benefits paid	(2,884)	(2,432)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (51,301)	$ (48,453)
Unrecognized net actuarial loss	22,741	19,556
4th quarter contribution	686	628
Unrecognized prior service cost	(5,609)	(2,657)
Accrued benefit cost	$ (33,483)	$ (30,926)

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company's allocated share for the year ended December 31:

	2005	2004
Components of net periodic benefit cost
Service cost	$ 1,333	$ 1,233
Interest cost	2,994	2,957
Amortization of prior service cost	(241)	(241)
Recognized net actuarial loss	1,273	1,384
Net periodic benefit cost	$ 5,359	$ 5,333

The Company's share of net periodic benefit cost	$ 4,947	$ 4,180

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:
	Other Benefits
	2005	2004	2003
Discount Rate	5.8%	6.2%	6.1%
Rate of Compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net cost for the years ended December 31 were as follows:
	Other Benefits
	2005	2004	2003
Discount rate	6.2%	6.1%	6.75%
Rate of compensation increase	4.0%	4.0%	4.0%

In order to measure the post-retirement benefit obligation for 2005, the Company assumed a 10% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 10% in 2006 and assumed to decrease gradually to 5.00% for 2011 and remain at that level thereafter. Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effect:
	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 5,541	$ (4,571)

Effect on total of service and interest cost	$ 756	$ (596)

The Company has estimated the following future benefit payments for the years 2006 through 2015:
Other Benefits
2006	$ 3,413
2007	3,546
2008	3,666
2009	3,757
2010	3,807
2011 to 2015	19,859

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

10. FEDERAL INCOME TAXES

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2005 as the Company did for the year ended December 31, 2004. The Company filed a consolidated federal income tax return with SLC - U.S. Ops Holdings and Keyport filed a return with its subsidiary, Independence Life, for the year ended December 31, 2003. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

	2005	2004	2003
Federal income tax expense (benefit):
Current	$ 11,239	$ (5,331)	$ (29,240)
Deferred	28,852	76,683	56,606

Total	$ 40,091	$ 71,352	$ 27,366

Federal income taxes attributable to the Company's consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2005	2004	2003

Expected federal income tax expense (benefit)	$ 60,210	$ 107,446	$ 44,251
Low income housing credit	(5,947)	(6,021)	(6,026)
Separate account dividend received deduction	(10,150)	(10,500)	(5,600)
Prior year settlements	(2,802)	(17,351)	(6,518)
Other items	(1,220)	(2,222)	1,259

Federal income tax expense (benefit)	$ 40,091	$ 71,352	$ 27,366

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2005	2004
Deferred tax assets:
Actuarial liabilities	$ 250,818	$ 391,780
Net operating loss	-	4,444
Other	281	(8,340)
Total deferred tax assets	251,099	387,884

Deferred tax liabilities:
Deferred policy acquisition costs	(287,605)	(185,715)
Investments, net	40,866	(266,779)
Total deferred tax liabilities	(246,739)	(452,494)

Net deferred tax asset (liability)	$ 4,360	$ (64,610)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company received income tax refunds of $32.0 million in 2005 and $17.1 million in 2003. The Company did not have any net income tax payments for 2004. At December 31, 2005, the Company did not have any operating loss carryforwards remaining.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 2001 and 2002. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life, group disability and stop loss products is summarized below:

	2005	2004

Balance at January 1	$ 32,571	$ 31,337
Less reinsurance recoverable	(6,381)	(9,146)
Net balance at January 1	26,190	22,191
Incurred related to:
Current year	23,881	20,889
Prior years	(3,143)	910
Total incurred	20,738	21,799
Paid losses related to:
Current year	(13,860)	(12,009)
Prior years	(5,813)	(5,791)
Total paid	(19,673)	(17,800)

Balance at December 31	33,141	32,571
Less reinsurance recoverable	(5,886)	(6,381)

Net balance at December 31	$ 27,255	$ 26,190

The incurred losses and loss adjustment expenses relating to insured events in prior years changed as a result of reassessment of the estimates of the settlement costs on certain claims outstanding due to factors that emerged in the current year.

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
●	Reporting and measuring the Company's interest in its separate accounts as investments.

The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of SOP 03-1 at January 1, 2004, decreased net income and stockholder's equity by $8.9 million and reduced accumulated other comprehensive income by $2.1 million. The decrease in net income was comprised of an increase in future contract and policy benefits (primarily for variable annuity contracts) of $46.7 million, pretax, an increase in DAC of $29.5 million, pretax, and the recognition of the unrealized gain on investments in separate accounts of $3.5 million, pretax.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2005:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 16,316,183	$ 2,126,214	66.1
Minimum Income	$ 385,378	$ 68,802	59.3
Minimum Accumulation or Withdrawal	$ 1,669,284	$ 182	61.2

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2004:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 16,894,237	$ 2,423,320	65.7
Minimum Income	$ 386,407	$ 63,851	59.8
Minimum Accumulation or Withdrawal	$ 884,843	$ -	61.4

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following summarizes the reserve for the GMDB and GMIB at December 31, 2005:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at December 31, 2004	$ 28,313	$ 2,422	$ 30,735

Benefit Ratio Change / Assumption Changes	15,205	(172)	15,033
Incurred guaranteed benefits	35,559	560	36,119
Paid guaranteed benefits	(39,308)	-	(39,308)
Interest	1,980	190	2,170

Balance at December 31, 2005	$ 41,749	$ 3,000	$ 44,749

The following summarizes the reserve for the GMDB and GMIB at December 31, 2004:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2004	$ 45,250	$ 1,457	$ 46,707

Incurred guaranteed benefits	32,103	832	32,935
Paid guaranteed benefits	(50,502)	-	(50,502)
Interest	1,462	132	1,594

Balance at December 31, 2004	$ 28,313	$ 2,422	$ 30,735

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest and less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant's attained age.

The liability for guarantees is re-evaluated regularly and adjustments are made to the liability balance through a charge or credit to policyowner benefits.

GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards. The GMAB or GMWB constituted an asset of $0.2 million and $2.8 million at December 31, 2005 and 2004, respectively.

Interest in Separate Accounts

At December 31, 2003, the Company had $11.7 million representing unconsolidated interests in its own separate accounts. These interests were recorded as separate account assets, with changes in fair value recorded through other comprehensive income. On January 1, 2004, the Company reclassified these interests to investments as a component of other invested assets.

Sales Inducements

The Company currently offers enhanced or bonus crediting rates to policyholders on certain of its annuity products. Through December 31, 2003, the expenses associated with certain of these bonuses were deferred and amortized. Others were expensed as incurred. Effective January 1, 2004, upon adoption of SOP 03-1, the expenses associated with offering a bonus are deferred and amortized over the life of the related contract in a pattern consistent with the amortization of DAC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2005	2004
Balance at January 1	$ 1,147,181	$ 889,601
Acquisition costs deferred	261,058	346,764
Amortized to expense during the year	(226,355)	(48,562)
Adjustment for unrealized investment gains (losses) during the year	159,493	(40,622)
Balance at December 31	$ 1,341,377	$ 1,147,181

14. VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

	2005	2004
Balance at January 1	$ 24,130	$ 22,391
Amortized to expense during the year	(17,467)	(4,819)
Adjustment for unrealized investment gains (losses) during the year	47,007	6,558
Balance at December 31	$ 53,670	$ 24,130

15. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, funding agreements, retirement plan services, and life insurance on an individual and group basis, as well as disability and stop-loss insurance on a group basis. As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business. Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred. Management evaluates the results of the operating segments on an after-tax basis. The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

15. SEGMENT INFORMATION (CONTINUED)

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability and stop loss insurance to small and mid-size employers in the State of New York.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments:

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total Expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	122,311	3,544	271	45,901	172,027

Net Income	93,570	2,443	176	36,963	133,152

Total Assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

15. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2004

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,284,873	$ 65,366	$ 34,908	$ 162,596	$ 1,547,743
Total Expenditures	1,054,852	60,785	31,605	93,470	1,240,712
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	230,021	4,581	3,303	69,126	307,031

Net Income	166,309	3,118	2,147	49,702	221,276

Total Assets	$ 40,961,145	$ 4,111,638	$ 53,131	$1,561,629	$ 46,687,543

	Year ended December 31, 2003

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,409,642	$ 49,357	$ 26,609	$ 34,141	$ 1,519,749
Total Expenditures	1,247,670	53,848	25,712	61,792	1,389,022
Income (loss) before income tax expense, minority interest and cumulative effect of change in accounting principle	161,972	(4,491)	897	(27,651)	130,727

Net Income (Loss)	106,655	(2,331)	608	(9,941)	94,991

Total Assets	$ 39,814,262	$ 2,973,014	$ 46,535	$ 840,565	$ 43,674,376

74

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

16. REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities. Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently. The Company's statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory surplus and net income were as follows:

	Unaudited for the Years ended December 31,
	2005	2004	2003

Statutory surplus and capital	$ 1,778,241	$ 1,822,812	$ 1,685,356
Statutory net income	140,827	249,010	224,284

17. DIVIDEND RESTRICTIONS

The Company's and its insurance company subsidiaries' ability to pay dividends is subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance. The Company is permitted to pay dividends up to a maximum of $154.3 million in 2006 without prior approval from the Delaware Commissioner of Insurance.

In 2005, the Company's board of directors approved and the Company paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company's board of Directors approved and the Company paid $150.0 million of cash dividends to its direct parent. On December 31, 2004, SCA was distributed in the form of a dividend of $6.6 million to the Company's direct parent and became a consolidated subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. The Company did not pay any dividends in 2003.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. No dividends were paid by SLNY during 2005, 2004 or 2003.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company's surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company's own securities. No dividends were paid by Independence Life during 2005, 2004 or 2003.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

18. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows:
	2005	2004	2003
Unrealized gains on available-for-sale securities	$ 56,493	$ 485,553	$ 520,173
Reserve allocation	(22,039)	-	-
Minimum pension liability adjustment	(2,834)	-	-
DAC allocation	(12,842)	(172,945)	(132,323)
VOBA allocation	(1,201)	(48,208)	(54,766)
Tax effect and other	1,683	(83,762)	(105,403)

Accumulated Other Comprehensive Income	$ 19,260	$ 180,638	$ 227,681

19. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

19. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws. The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2005, minimum future lease payments under such leases were as follows:

2006	$ 6,029
2007	4,778
2008	1,477
2009	374
2010	39
Total	$ 12,697

Total rental expense for the years ended December 31, 2005, 2004 and 2003 was $8.5 million, $16.3 million and $23.6 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008. As of December 31, 2005, the minimum future lease payments under the sublease agreements were as follows:

2006	$ 1,140
2007	1,174
2008	293
Total	$ 2,607

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and consolidated financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." As discussed in Note 1 to the consolidated financial statements, effective December 31, 2003, the Company adopted the provisions of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" and FASB Interpretation No. 46R, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" (Revised).

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 23, 2006

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005
Assets:
Investment in	Shares	Cost	Value
Fidelity Variable Insurance Products Funds
VIP Freedom 2010 Portfolio (F10)	22,636	$245,142	$243,563
VIP Freedom 2015 Portfolio (F15)	24,547	270,258	268,544
VIP Freedom 2020 Portfolio (F20)	9,760	108,400	107,943
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund (FMS)	1,539,845	24,673,642	27,978,984
Templeton Developing Markets Securities Fund (TDM)	84,847	895,279	924,837
Templeton Growth Securities Fund Class 2 (FTG)	612,697	7,872,508	8,461,348
Templeton International Securities Fund (FTI)	15,166,884	206,788,728	236,906,725
Franklin Value Securities Fund (FVS)	1,109,181	15,977,035	18,623,157
Liberty Variable Investment Trust
Colonial Small Cap Variable Series (CSC)	348	6,180	6,200
Wanger Select Fund (WTF)	18,466	384,967	418,444
Wanger U.S. Small Cap Fund (USC)	222	7,716	7,735
Lord Abbett Series Fund, Inc.
All Value Portfolio (LAV)	562,105	7,553,343	8,330,401
Growth & Income Portfolio (LA1)	6,661,294	172,410,288	174,259,456
Growth Opportunities Portfolio (LA9)	2,237,175	28,518,763	30,716,412
Mid-Cap Value (LA2)	2,161,495	43,664,502	45,585,928
MFS/Sun Life Series Trust
Bond S Class (MF7)	6,623,817	78,123,610	75,047,842
Bond Series (BDS)	12,399,799	144,270,337	141,357,713
Capital Appreciation S Class (MFD)	1,698,462	27,879,613	32,542,530
Capital Appreciation Series (CAS)	28,452,425	587,150,700	549,416,331
Capital Opportunities S Class (CO1)	1,124,885	12,825,460	14,994,717
Capital Opportunities Series (COS)	14,502,009	240,716,598	194,181,905
Emerging Growth S Class (MFF)	1,096,474	14,301,168	18,519,452
Emerging Growth Series (EGS)	18,480,067	360,698,876	315,639,547
Emerging Markets Equity S Class (EM1)	476,866	6,981,137	10,352,754
Emerging Markets Equity Series (EME)	3,725,140	50,494,805	81,357,063
Global Governments S Class (GG1)	414,202	4,779,610	4,233,144
Global Governments Series (GGS)	4,266,192	49,299,680	43,899,111
Global Growth S Class (GG2)	562,598	5,510,227	7,538,817
Global Growth Series (GGR)	10,828,682	118,446,205	145,970,637
Global Total Return S Class (GT2)	996,329	14,880,335	16,499,208
Global Total Return Series (GTR)	9,386,271	138,028,012	156,281,411
Government Securities S Class (MFK)	16,076,378	211,015,156	205,295,344
Government Securities Series (GSS)	26,780,805	356,775,017	343,865,538
High Yield S Class (MFC)	14,016,094	95,464,832	95,169,280
High Yield Series (HYS)	31,496,276	210,732,671	215,119,566
International Growth S Class (IG1)	1,188,044	12,082,051	18,248,353
International Growth Series (IGS)	7,741,399	82,612,194	119,372,367
International Investors Trust S Class (MI1)	627,811	8,526,825	10,873,687
International Investors Trust Series (MII)	6,043,418	78,819,975	105,095,045
Managed Sectors S Class (MS1)
Managed Sectors Series (MSS)
Massachusetts Investors Growth Stock S Class (M1B)	8,100,891	67,958,362	78,659,648
Massachusetts Investors Growth Stock Series (MIS)	37,391,536	426,949,361	365,689,222
Massachusetts Investors Trust S Class (MFL)	6,176,818	164,844,855	185,057,480
Massachusetts Investors Trust Series (MIT)	28,486,760	906,178,241	858,875,810
Mid Cap Growth S Class (MC1)	6,822,787	32,829,355	40,390,896
Mid Cap Growth Series (MCS)	11,482,592	56,991,682	68,665,902
Mid Cap Value S Class (MCV)	2,191,200	23,122,175	25,549,393
Money Market S Class (MM1)	117,199,138	117,199,138	117,199,138

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued
Investment in
MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Money Market Series (MMS)	192,370,348	$192,370,348	$192,370,348
New Discovery S Class (M1A)	5,795,785	71,233,312	82,242,184
New Discovery Series (NWD)	9,583,536	121,224,159	137,523,743
Research S Class (RE1)	1,620,358	22,617,573	27,432,658
Research Series (RES)	20,711,227	380,530,685	353,126,414
Research Growth and Income S Class (RG1)	659,501	7,725,948	9,951,870
Research Growth and Income Series (RGS)	5,161,431	65,326,948	78,195,680
Research International S Class (RI1)	5,251,775	68,741,783	87,231,983
Research International Series (RIS)	5,483,471	64,521,251	91,793,304
Strategic Growth S Class (SG1)	5,092,164	35,521,814	39,158,744
Strategic Growth Series (SGS)	4,668,058	33,644,416	36,177,453
Strategic Income S Class (SI1)	2,113,602	22,358,488	22,488,727
Strategic Income Series (SIS)	5,417,547	57,142,007	58,021,924
Strategic Value S Class (SVS)	1,035,529	9,956,817	10,531,335
Technology S Class (TE1)	767,536	2,887,913	3,377,159
Technology Series (TEC)	4,258,008	17,296,208	18,990,716
Total Return S Class (MFJ)	33,183,817	601,230,331	629,497,005
Total Return Series (TRS)	64,408,029	1,144,725,977	1,230,193,330
Utilities S Class (MFE)	2,089,093	28,252,190	37,624,567
Utilities Series (UTS)	16,519,537	250,999,836	299,334,009
Value S Class (MV1)	7,705,278	101,779,515	124,902,560
Value Series (MVS)	19,134,454	246,729,229	311,891,604
Nations Marsico
Nations Marsico 21st Century Portfolio (NMT)	464	5,228	5,204
Nations Marsico Growth Portfolio (NNG)	2,814	47,838	50,336
Nations Marsico International Opportunities Portfolio (NMI)	841	14,240	15,506
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	887,204	30,343,253	33,917,823
Global Securities Fund (OGG)	409,770	11,692,409	13,587,975
Main St. Growth and Income Fund (OMG)	11,412,409	228,843,369	246,850,398
Main St. Small Cap Growth Fund (OMS)	626,873	9,102,414	10,694,455
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio (PMB)	376,413	5,013,872	5,141,808
Low Duration Portfolio (PLD)	23,242,525	238,074,229	234,517,073
Real Return Bond Portfolio (PRR)	2,572,756	32,842,104	32,648,274
Total Return Bond Portfolio (PTR)	5,606,638	58,544,692	57,411,976
VIT All Asset Portfolio (PRA)	16,227	193,340	191,646
VIT Commodity Real Return Strategy Portfolio (PCR)	41,184	507,975	504,509
Sun Capital Advisers Trust
All Cap S Class (SSA)	147,908	1,785,958	1,582,621
Investment Grade Bond S Class (IGB)	358,641	3,576,459	3,511,097
Real Estate Fund S Class (SRE)	2,399,905	44,591,789	47,926,097
Real Estate Fund (SC3)	971,112	15,141,988	18,256,904
Sun Capital Money Market S Class (CMM)	490,142	490,142	490,142
		$9,443,493,061	$9,803,159,689
Liability:
Payable to Sponsor			(3,636,817)
Net Assets			$9,799,522,872

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued
	Applicable to Owners of			Reserve for
	Deferred Variable Annuity Contracts			Variable
	Units	Value		Annuities	Total
MFS Consolidated Regatta Contracts:
Fidelity Variable Insurance Products Funds
F10	23,605	$243,563	$		$243,563
F15	25,858	268,544			268,544
F20	10,353	107,943			107,943
Franklin Templeton Variable Insurance Products Trust
FMS	1,886,907	27,963,658		14,756	27,978,414
TDM	82,552	924,837			924,837
FTG	518,022	8,461,348			8,461,348
FTI	15,021,292	236,836,347		68,960	236,905,307
FVS	1,065,024	18,607,025		15,486	18,622,511
Liberty Variable Investment Trust
CSC	583	6,200			6,200
WTF	36,338	418,444			418,444
USC	699	7,735			7,735
Lord Abbett Series Fund, Inc.
LAV	673,060	8,330,401			8,330,401
LA1	11,563,674	174,119,686		137,965	174,257,651
LA9	2,675,259	30,712,830		3,529	30,716,359
LA2	2,743,587	45,553,915		31,207	45,585,122
MFS/Sun Life Series Trust:
MF7	6,270,011	75,037,572		9,618	75,047,190
BDS	9,925,405	140,927,389		486,476	141,413,865
MFD	3,518,217	32,528,455		12,423	32,540,878
CAS	41,628,520	545,319,392		3,379,509	548,698,901
CO1	1,483,374	14,953,845		38,308	14,992,153
COS	21,130,668	193,958,627		148,358	194,106,985
MFF	1,747,003	18,519,056		396	18,519,452
EGS	30,633,904	314,780,134		789,301	315,569,435
EM1	441,657	10,352,754			10,352,754
EME	3,923,235	80,958,806		302,127	81,260,933
GG1	327,850	4,222,501		9,968	4,232,469
GGS	2,809,654	43,654,143		222,121	43,876,264
GG2	552,979	7,524,239		13,994	7,538,233
GGR	8,221,692	145,240,462		688,021	145,928,483
GT2	1,195,804	16,484,931		13,753	16,498,684
GTR	8,201,461	155,061,116		988,139	156,049,255
MFK	19,255,861	205,068,963		222,992	205,291,955
GSS	22,849,712	342,759,124		1,283,457	344,042,581
MFC	7,227,900	95,080,311		87,217	95,167,528
HYS	14,094,783	214,074,891		723,852	214,798,743
IG1	1,221,898	18,247,713			18,247,713
IGS	8,840,529	119,045,335		289,240	119,334,575
MI1	661,889	10,873,687			10,873,687
MII	5,984,457	104,778,110		284,719	105,062,829
MS1
MSS
M1B	7,285,892	78,649,897		9,393	78,659,290
MIS	43,809,878	365,149,870		516,382	365,666,252
MFL	14,452,676	185,015,685		39,274	185,054,959
MIT	59,467,044	855,728,838		2,871,330	858,600,168
MC1	3,978,465	40,381,076		8,760	40,389,836

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued
	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
MFS/Sun Life Series Trust - continued
MCS	12,048,420	$68,455,528	$195,902	$68,651,430
MCV	1,682,084	25,548,286	1,065	25,549,351
MM1	11,958,338	117,042,328	157,248	117,199,576
MMS	15,938,732	190,278,804	1,648,563	191,927,367
M1A	6,422,025	82,198,512	41,067	82,239,579
NWD	12,797,342	137,240,557	261,370	137,501,927
RE1	2,260,668	27,421,632	10,326	27,431,958
RES	23,187,138	351,617,350	1,333,346	352,950,696
RG1	870,283	9,951,870		9,951,870
RGS	6,688,530	77,979,761	210,943	78,190,704
RI1	5,123,155	87,223,901	7,975	87,231,876
RIS	6,756,158	91,695,723	133,970	91,829,693
SG1	3,249,303	39,157,002	1,677	39,158,679
SGS	5,803,755	36,134,431	35,478	36,169,909
SI1	1,805,113	22,467,805	19,953	22,487,758
SIS	4,397,877	57,914,142	104,666	58,018,808
SVS	796,494	10,531,335		10,531,335
TE1	419,282	3,377,159		3,377,159
TEC	5,244,561	18,970,572	17,992	18,988,564
MFJ	49,480,358	629,140,842	351,986	629,492,828
TRS	61,210,836	1,223,073,606	6,023,829	1,229,097,435
MFE	2,310,367	37,600,635	22,446	37,623,081
UTS	16,956,503	298,594,373	610,654	299,205,027
MV1	9,478,274	124,869,947	30,873	124,900,820
MVS	20,463,991	311,156,391	712,275	311,868,666
Nations Marsico
NMT	462	5,204		5,204
NNG	4,598	50,336		50,336
NMI	1,299	15,506		15,506
Oppenheimer Variable Account Fund
OCA	2,328,976	33,902,215	15,027	33,917,242
OGG	991,457	13,587,975		13,587,975
OMG	17,938,766	246,780,635	68,343	246,848,978
OMS	595,796	10,694,455		10,694,455
PIMCO Variable Insurance Trust
PMB	290,180	5,141,808		5,141,808
PLD	23,604,352	234,327,110	185,931	234,513,041
PRR	2,712,386	32,648,274		32,648,274
PTR	5,192,072	57,352,929	58,053	57,410,982
PRA	18,761	191,646		191,646
PCR	49,012	504,509		504,509
Sun Capital Advisers Trust
SSA	146,395	1,582,621		1,582,621
IGB	340,324	3,511,097		3,511,097
SRE	3,596,058	47,919,939	6,067	47,926,006
SC3	967,700	18,246,716	9,809	18,256,525
CMM	48,728	490,142		490,142
Net Assets		$9,773,535,007	$25,987,865	$9,799,522,872

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005

	F10 Sub- Account (f)	F15 Sub- Account (f)	F20 Sub- Account (f)	FMS Sub- Account

Income and Expenses:
Dividend income	$1,059	$1,108	$446	$175,688
Mortality and expense risk charges	(18)	(212)	(100)	(325,170)
Distribution and administrative expense charges	-	-	-	(39,020)
Net investment income (loss)	$1,041	$896	$346	$(188,502)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$-	$1	$-	$432,805
Realized gain distributions	-	-	-	65,810
Net realized gains (losses)	$-	$1	$-	$498,615

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,579)	$(1,714)	$(457)	$3,305,342
Beginning of year	-	-	-	1,771,523
Change in unrealized appreciation (depreciation)	$(1,579)	$(1,714)	$(457)	$1,533,819

Realized and unrealized gains (losses)	$(1,579)	$(1,713)	$(457)	$2,032,434
Increase (Decrease) in net assets from operations	$(538)	$(817)	$(111)	$1,843,932

	TDM Sub-Account (f)	FTG Sub- Account	FTI Sub- Account	FVS Sub-Account

Income and Expenses:
Dividend income	$	$48,206	$1,899,575	$114,140
Mortality and expense risk charges	(1,130)	(79,655)	(2,788,766)	(247,644)
Distribution and administrative expense charges	-	(9,559)	(334,652)	(29,717)
Net investment income (loss)	$(1,130)	$(41,008)	$(1,223,843)	$(163,221)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$1,823	$92,256	$3,452,096	$795,689
Realized gain distributions	-	-	-	92,326
Net realized gains (losses)	$1,823	$92,256	$3,452,096	$888,015

Net unrealized appreciation (depreciation) on investments:
End of year	$29,558	$588,840	$30,117,997	$2,646,122
Beginning of year	-	227,629	15,859,833	2,376,969
Change in unrealized appreciation (depreciation)	$29,558	$361,211	$14,258,164	$269,153

Realized and unrealized gains (losses)	$31,381	$453,467	$17,710,260	$1,157,168
Increase (Decrease) in net assets from operations	$30,251	$412,459	$16,486,417	$993,947

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	CSC Sub- Account (e)	WTF Sub- Account (e)	USC Sub- Account (e)	LAV Sub- Account

Income and Expenses:
Dividend income	$-	$-	$-	$27,156
Mortality and expense risk charges	(36)	(2,271)	(9)	(100,669)
Distribution and administrative expense charges	(4)	(273)	(1)	(12,080)
Net investment income (loss)	$(40)	$(2,544)	$(10)	$(85,593)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(10)	$1,586	$(8)	$98,803
Realized gain distributions	12	-	-	27,818
Net realized gains (losses)	$2	$1,586	$(8)	$126,621

Net unrealized appreciation (depreciation) on investments:
End of year	$20	$33,477	$19	$777,058
Beginning of year	-	-	-	395,768
Change in unrealized appreciation (depreciation)	$20	$33,477	$19	$381,290

Realized and unrealized gains (losses)	$22	$35,063	$11	$507,911
Increase (Decrease) in net assets from operations	$(18)	$32,519	$1	$422,318

	LA1 Sub-Account	LA9 Sub- Account	LA2 Sub- Account	MF7 Sub-Account

Income and Expenses:
Dividend income	$1,642,448	$-	$189,906	$4,366,582
Mortality and expense risk charges	(2,273,881)	(335,506)	(590,562)	(1,098,520)
Distribution and administrative expense charges	(272,866)	(40,259)	(70,867)	(131,822)
Net investment income (loss)	$(904,299)	$(375,765)	$(471,523)	$3,136,240

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$5,846,429	$101,528	$3,548,231	$(32,222)
Realized gain distributions	10,035,085	399,482	2,594,844	1,275,645
Net realized gains (losses)	$15,881,514	$501,010	$6,143,075	$1,243,423

Net unrealized appreciation (depreciation) on investments:
End of year	$1,849,168	$2,197,649	$1,921,426	$(3,075,768)
Beginning of year	13,066,754	1,300,552	5,170,767	1,361,957
Change in unrealized appreciation (depreciation)	$(11,217,586)	$897,097	$(3,249,341)	$(4,437,725)

Realized and unrealized gains (losses)	$4,663,928	$1,398,107	$2,893,734	$(3,194,302)
Increase (Decrease) in net assets from operations	$3,759,629	$1,022,342	$2,422,211	$(58,062)

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	BDS Sub- Account	MFD Sub- Account	CAS Sub- Account	CO1 Sub- Account

Income and Expenses:
Dividend income	$9,261,073	$121,133	$3,588,977	$104,734
Mortality and expense risk charges	(1,915,189)	(444,628)	(7,035,427)	(209,439)
Distribution and administrative expense charges	(229,823)	(53,355)	(844,251)	(25,133)
Net investment income (loss)	$7,116,061	$(376,850)	$(4,290,701)	$(129,838)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$1,164,058	$265,650	$(78,660,688)	$149,765
Realized gain distributions	2,600,465	-	-	-
Net realized gains (losses)	$3,764,523	$265,650	$(78,660,688)	$149,765

Net unrealized appreciation (depreciation) on investments:
End of year	$(2,912,624)	$4,662,917	$(37,734,369)	$2,169,257
Beginning of year	7,512,558	4,709,647	(123,059,722)	2,268,081
Change in unrealized appreciation (depreciation)	$(10,425,182)	$(46,730)	$85,325,353	$(98,824)

Realized and unrealized gains (losses)	$(6,660,659)	$218,920	$6,664,665	$50,941
Increase (Decrease) in net assets from operations	$455,402	$(157,930)	$2,373,964	$(78,897)

	COS Sub-Account	MFF Sub- Account	EGS Sub- Account	EM1 Sub-Account

Income and Expenses:
Dividend income	$2,022,470	$-	$-	$39,153
Mortality and expense risk charges	(2,744,755)	(244,934)	(4,179,263)	(105,685)
Distribution and administrative expense charges	(329,371)	(29,392)	(501,511)	(12,621)
Net investment income (loss)	$(1,051,656)	$(274,326)	$(4,680,774)	$(79,153)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(37,726,309)	$308,993	$(90,895,883)	$732,646
Realized gain distributions	-	-	-	28,688
Net realized gains (losses)	$(37,726,309)	$308,993	$(90,895,883)	$761,334

Net unrealized appreciation (depreciation) on investments:
End of year	$(46,534,693)	$4,218,284	$(45,059,329)	$3,371,617
Beginning of year	(84,456,807)	3,007,167	(162,300,161)	1,689,642
Change in unrealized appreciation (depreciation)	$37,922,114	$1,211,117	$117,240,832	$1,681,975

Realized and unrealized gains (losses)	$195,805	$1,520,110	$26,344,949	$2,443,309
Increase (Decrease) in net assets from operations	$(855,851)	$1,245,784	$21,664,175	$2,364,156

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	EME Sub- Account	GG1 Sub- Account	GGS Sub- Account	GG2 Sub- Account

Income and Expenses:
Dividend income	$442,235	$476,618	$5,460,807	$16,733
Mortality and expense risk charges	(828,520)	(61,665)	(644,524)	(104,650)
Distribution and administrative expense charges	(99,422)	(7,400)	(77,343)	(12,558)
Net investment income (loss)	$(485,707)	$407,553	$4,738,940	$(100,475)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$7,803,124	$(110,201)	$199,082	$437,073
Realized gain distributions	239,987	26,941	300,883	-
Net realized gains (losses)	$8,043,111	$(83,260)	$499,965	$437,073

Net unrealized appreciation (depreciation) on investments:
End of year	$30,862,258	$(546,466)	$(5,400,569)	$2,028,590
Beginning of year	18,121,391	206,486	4,435,204	1,806,317
Change in unrealized appreciation (depreciation)	$12,740,867	$(752,952)	$(9,835,773)	$222,273

Realized and unrealized gains (losses)	$20,783,978	$(836,212)	$(9,335,808)	$659,346
Increase (Decrease) in net assets from operations	$20,298,271	$(428,659)	$(4,596,868)	$558,871

	GGR Sub-Account	GT2 Sub- Account	GTR Sub- Account	MFK Sub-Account

Income and Expenses:
Dividend income	$704,651	$577,646	$6,747,087	$8,184,747
Mortality and expense risk charges	(1,881,905)	(203,686)	(1,992,784)	(2,894,341)
Distribution and administrative expense charges	(225,829)	(24,442)	(239,134)	(347,321)
Net investment income (loss)	$(1,403,083)	$349,518	$4,515,169	$4,943,085

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(3,627,490)	$482,394	$4,029,585	$(1,022,090)
Realized gain distributions	-	898,422	9,958,276	-
Net realized gains (losses)	$(3,627,490)	$1,380,816	$13,987,861	$(1,022,090)

Net unrealized appreciation (depreciation) on investments:
End of year	$27,524,432	$1,618,873	$18,253,399	$(5,719,812)
Beginning of year	11,102,317	2,998,921	33,122,672	(2,271,659)
Change in unrealized appreciation (depreciation)	$16,422,115	$(1,380,048)	$(14,869,273)	$(3,448,153)

Realized and unrealized gains (losses)	$12,794,625	$768	$(881,412)	$(4,470,243)
Increase (Decrease) in net assets from operations	$11,391,542	$350,286	$3,633,757	$472,842

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	GSS Sub- Account	MFC Sub- Account	HYS Sub- Account	IG1 Sub- Account

Income and Expenses:
Dividend income	$17,885,215	$6,645,530	$19,927,054	$120,677
Mortality and expense risk charges	(4,749,559)	(1,326,825)	(2,985,661)	(232,244)
Distribution and administrative expense charges	(569,947)	(159,219)	(358,279)	(27,869)
Net investment income (loss)	$12,565,709	$5,159,486	$16,583,114	$(139,436)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(2,015,037)	$438,081	$(608,245)	$1,243,214
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(2,015,037)	$438,081	$(608,245)	$1,243,214

Net unrealized appreciation (depreciation) on investments:
End of year	$(12,909,479)	$(295,552)	$4,386,895	$6,166,302
Beginning of year	(5,700,201)	4,886,347	18,953,246	5,160,036
Change in unrealized appreciation (depreciation)	$(7,209,278)	$(5,181,899)	$(14,566,351)	$1,006,266

Realized and unrealized gains (losses)	$(9,224,315)	$(4,743,818)	$(15,174,596)	$2,249,480
Increase (Decrease) in net assets from operations	$3,341,394	$415,668	$1,408,518	$2,110,044

	IGS Sub-Account	MI1 Sub- Account	MII Sub- Account	MS1 Sub-Account

Income and Expenses:
Dividend income	$1,072,393	$76,896	$1,049,454	$8,446
Mortality and expense risk charges	(1,475,663)	(122,355)	(1,206,831)	(11,508)
Distribution and administrative expense charges	(177,080)	(14,683)	(144,820)	(1,381)
Net investment income (loss)	$(580,350)	$(60,142)	$(302,197)	$(4,443)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$4,193,256	$526,457	$3,587,588	$226,089
Realized gain distributions	-	160,163	1,855,195	-
Net realized gains (losses)	$4,193,256	$686,620	$5,442,783	$226,089

Net unrealized appreciation (depreciation) on investments:
End of year	$36,760,173	$2,346,862	$26,275,070	$-
Beginning of year	26,082,475	1,779,416	19,015,288	443,673
Change in unrealized appreciation (depreciation)	$10,677,698	$567,446	$7,259,782	$(443,673)

Realized and unrealized gains (losses)	$14,870,954	$1,254,066	$12,702,565	$(217,584)
Increase (Decrease) in net assets from operations	$14,290,604	$1,193,924	$12,400,368	$(222,027)

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	MSS Sub- Account	M1B Sub- Account	MIS Sub- Account	MFL Sub- Account

Income and Expenses:
Dividend income	$664,410	$210,925	$1,997,020	$1,150,961
Mortality and expense risk charges	(457,694)	(1,110,985)	(4,960,563)	(2,095,505)
Distribution and administrative expense charges	(54,923)	(133,318)	(595,268)	(251,461)
Net investment income (loss)	$151,793	$(1,033,378)	$(3,558,811)	$(1,196,005)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(77,745,349)	$906,367	$(52,016,751)	$1,694,726
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(77,745,349)	$906,367	$(52,016,751)	$1,694,726

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$10,701,286	$(61,260,139)	$20,212,625
Beginning of year	(68,056,289)	8,654,908	(125,871,549)	11,568,980
Change in unrealized appreciation (depreciation)	$68,056,289	$2,046,378	$64,611,410	$8,643,645

Realized and unrealized gains (losses)	$(9,689,060)	$2,952,745	$12,594,659	$10,338,371
Increase (Decrease) in net assets from operations	$(9,537,267)	$1,919,367	$9,035,848	$9,142,366

	MIT Sub- Account	MC1 Sub- Account	MCS Sub- Account	MCV Sub-Account

Income and Expenses:
Dividend income	$8,757,575	$-	$-	$-
Mortality and expense risk charges	(11,429,165)	(587,365)	(940,018)	(363,509)
Distribution and administrative expense charges	(1,371,500)	(70,484)	(112,802)	(43,621)
Net investment income (loss)	$(4,043,090)	$(657,849)	$(1,052,820)	$(407,130)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(49,530,970)	$1,461,744	$3,972,155	$1,016,956
Realized gain distributions	-	-	-	2,801,901
Net realized gains (losses)	$(49,530,970)	$1,461,744	$3,972,155	$3,818,857

Net unrealized appreciation (depreciation) on investments:
End of year	$(47,302,431)	$7,561,541	$11,674,220	$2,427,218
Beginning of year	(152,571,125)	8,013,801	14,145,504	4,466,583
Change in unrealized appreciation (depreciation)	$105,268,694	$(452,260)	$(2,471,284)	$(2,039,365)

Realized and unrealized gains (losses)	$55,737,724	$1,009,484	$1,500,871	$1,779,492
Increase (Decrease) in net assets from operations	$51,694,634	$351,635	$448,051	$1,372,362

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	MM1 Sub- Account	MMS Sub- Account	M1A Sub- Account	NWD Sub- Account

Income and Expenses:
Dividend income	$2,542,236	$5,613,577	$-	$-
Mortality and expense risk charges	(1,597,088)	(2,660,807)	(981,472)	(1,845,488)
Distribution and administrative expense charges	(191,651)	(319,297)	(117,776)	(221,459)
Net investment income (loss)	$753,497	$2,633,473	$(1,099,248)	$(2,066,947)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$-	$-	$696,265	$(4,566,892)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$-	$-	$696,265	$(4,566,892)

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$-	$11,008,872	$16,299,584
Beginning of year			6,899,664	5,743,267
Change in unrealized appreciation (depreciation)	$-	$-	$4,109,208	$10,556,317

Realized and unrealized gains (losses)	$-	$-	$4,805,473	$5,989,425
Increase (Decrease) in net assets from operations	$753,497	$2,633,473	$3,706,225	$3,922,478

	RE1 Sub-Account	RES Sub- Account	RG1 Sub- Account	RGS Sub-Account

Income and Expenses:
Dividend income	$94,242	$2,173,742	$42,028	$537,331
Mortality and expense risk charges	(360,403)	(4,698,112)	(127,873)	(996,118)
Distribution and administrative expense charges	(43,248)	(563,773)	(15,345)	(119,534)
Net investment income (loss)	$(309,409)	$(3,088,143)	$(101,190)	$(578,321)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$886,042	$(46,532,878)	$288,429	$1,111,794
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$886,042	$(46,532,878)	$288,429	$1,111,794

Net unrealized appreciation (depreciation) on investments:
End of year	$4,815,085	$(27,404,271)	$2,225,922	$12,868,732
Beginning of year	3,854,339	(99,476,855)	1,977,344	9,625,111
Change in unrealized appreciation (depreciation)	$960,746	$72,072,584	$248,578	$3,243,621

Realized and unrealized gains (losses)	$1,846,788	$25,539,706	$537,007	$4,355,415
Increase (Decrease) in net assets from operations	$1,537,379	$22,451,563	$435,817	$3,777,094

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	RI1 Sub- Account	RIS Sub- Account	SG1 Sub- Account	SGS Sub- Account

Income and Expenses:
Dividend income	$403,851	$675,233	$44,668	$136,129
Mortality and expense risk charges	(1,076,997)	(1,117,771)	(607,205)	(516,393)
Distribution and administrative expense charges	(129,240)	(134,132)	(72,865)	(61,967)
Net investment income (loss)	$(802,386)	$(576,670)	$(635,402)	$(442,231)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$3,963,011	$3,057,266	$837,007	$(2,028,240)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$3,963,011	$3,057,266	$837,007	$(2,028,240)

Net unrealized appreciation (depreciation) on investments:
End of year	$18,490,200	$27,272,053	$3,636,930	$2,533,037
Beginning of year	11,290,174	17,584,781	4,006,822	318,173
Change in unrealized appreciation (depreciation)	$7,200,026	$9,687,272	$(369,892)	$2,214,864

Realized and unrealized gains (losses)	$11,163,037	$12,744,538	$467,115	$186,624
Increase (Decrease) in net assets from operations	$10,360,651	$12,167,868	$(168,287)	$(255,607)

	SI1 Sub-Account	SIS Sub- Account	SVS Sub- Account	TE1 Sub-Account

Income and Expenses:
Dividend income	$1,539,443	$4,364,946	$80,892	$-
Mortality and expense risk charges	(325,077)	(787,906)	(161,650)	(42,138)
Distribution and administrative expense charges	(39,009)	(94,549)	(19,398)	(5,057)
Net investment income (loss)	$1,175,357	$3,482,491	$(100,156)	$(47,195)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$254,576	$1,227,109	$341,349	$60,025
Realized gain distributions	208,849	569,315	1,103,977	-
Net realized gains (losses)	$463,425	$1,796,424	$1,445,326	$60,025

Net unrealized appreciation (depreciation) on investments:
End of year	$130,239	$879,917	$574,518	$489,246
Beginning of year	1,778,421	5,922,117	2,198,316	385,797
Change in unrealized appreciation (depreciation)	$(1,648,182)	$(5,042,200)	$(1,623,798)	$103,449

Realized and unrealized gains (losses)	$(1,184,757)	$(3,245,776)	$(178,472)	$163,474
Increase (Decrease) in net assets from operations	$(9,400)	$236,715	$(278,628)	$116,279

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	TEC Sub- Account	MFJ Sub- Account	TRS Sub- Account	MFE Sub- Account

Income and Expenses:
Dividend income	$-	$12,449,252	$34,966,202	$228,558
Mortality and expense risk charges	(254,083)	(8,107,708)	(16,426,185)	(429,729)
Distribution and administrative expense charges	(30,490)	(972,925)	(1,971,142)	(51,568)
Net investment income (loss)	$(284,573)	$3,368,619	$16,568,875	$(252,739)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(746,760)	$5,490,612	$(3,515,146)	$1,721,587
Realized gain distributions	-	12,778,940	33,639,928	-
Net realized gains (losses)	$(746,760)	$18,269,552	$30,124,782	$1,721,587

Net unrealized appreciation (depreciation) on investments:
End of year	$1,694,508	$28,266,674	$85,467,353	$9,372,377
Beginning of year	79,297	42,544,683	112,445,560	6,595,668
Change in unrealized appreciation (depreciation)	$1,615,211	$(14,278,009)	$(26,978,207)	$2,776,709

Realized and unrealized gains (losses)	$868,451	$3,991,543	$3,146,575	$4,498,296
Increase (Decrease) in net assets from operations	$583,878	$7,360,162	$19,715,450	$4,245,557

	UTS Sub-Account	MV1 Sub- Account	MVS Sub- Account	NMT Sub-Account (e)

Income and Expenses:
Dividend income	$2,896,609	$1,432,866	$4,522,386	$-
Mortality and expense risk charges	(3,714,272)	(1,766,958)	(4,145,355)	(4)
Distribution and administrative expense charges	(445,713)	(212,035)	(497,443)	(1)
Net investment income (loss)	$(1,263,376)	$(546,127)	$(120,412)	$(5)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(3,823,076)	$3,591,472	$10,526,546	$(1)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(3,823,076)	$3,591,472	$10,526,546	$(1)

Net unrealized appreciation (depreciation) on investments:
End of year	$48,334,173	$23,123,045	$65,162,375	$(24)
Beginning of year	574,008	20,651,121	59,751,066	-
Change in unrealized appreciation (depreciation)	$47,760,165	$2,471,924	$5,411,309	$(24)

Realized and unrealized gains (losses)	$43,937,089	$6,063,396	$15,937,855	$(25)
Increase (Decrease) in net assets from operations	$42,673,713	$5,517,269	$15,817,443	$(30)

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	NNG Sub- Account (e)	NMI Sub- Account (e)	OCA Sub- Account	OGG Sub- Account

Income and Expenses:
Dividend income	$-	$5	$223,780	$56,476
Mortality and expense risk charges	(247)	(45)	(522,102)	(136,403)
Distribution and administrative expense charges	(30)	(5)	(62,652)	(16,368)
Net investment income (loss)	$(277)	$(45)	$(360,974)	$(96,295)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$194	$2	$621,806	$141,076
Realized gain distributions	-	116	-	-
Net realized gains (losses)	$194	$118	$621,806	$141,076

Net unrealized appreciation (depreciation) on investments:
End of year	$2,498	$1,266	$3,574,570	$1,895,566
Beginning of year	-	-	2,837,374	745,676
Change in unrealized appreciation (depreciation)	$2,498	$1,266	$737,196	$1,149,890

Realized and unrealized gains (losses)	$2,692	$1,384	$1,359,002	$1,290,966
Increase (Decrease) in net assets from operations	$2,415	$1,339	$998,028	$1,194,671

	OMG Sub-Account	OMS Sub- Account	PMB Sub- Account	PLD Sub-Account

Income and Expenses:
Dividend income	$1,583,270	$-	$161,839	$5,007,872
Mortality and expense risk charges	(2,810,799)	(144,781)	(51,250)	(2,816,324)
Distribution and administrative expense charges	(337,296)	(17,374)	(6,150)	(337,959)
Net investment income (loss)	$(1,564,825)	$(162,155)	$104,439	$1,853,589

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$997,053	$455,251	$17,559	$(143,527)
Realized gain distributions	-	217,929	86,615	607,623
Net realized gains (losses)	$997,053	$673,180	$104,174	$464,096

Net unrealized appreciation (depreciation) on investments:
End of year	$18,007,029	$1,592,041	$127,936	$(3,557,156)
Beginning of year	8,055,748	1,356,216	28,734	(99,763)
Change in unrealized appreciation (depreciation)	$9,951,281	$235,825	$99,202	$(3,457,393)

Realized and unrealized gains (losses)	$10,948,334	$909,005	$203,376	$(2,993,297)
Increase (Decrease) in net assets from operations	$9,383,509	$746,850	$307,815	$(1,139,708)

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	PRR Sub- Account	PTR Sub- Account	PRA Sub- Account (f)	PCR Sub- Account (f)

Income and Expenses:
Dividend income	$841,700	$1,868,286	$3,045	$4,489
Mortality and expense risk charges	(485,538)	(899,634)	(187)	(583)
Distribution and administrative expense charges	(58,265)	(107,956)	-	-
Net investment income (loss)	$297,897	$860,696	$2,858	$3,906

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$168,961	$95,490	$1	$1,373
Realized gain distributions	359,432	907,559	469	302
Net realized gains (losses)	$528,393	$1,003,049	$470	$1,675

Net unrealized appreciation (depreciation) on investments:
End of year	$(193,830)	$(1,132,716)	$(1,694)	$(3,466)
Beginning of year	559,598	474,085	-	-
Change in unrealized appreciation (depreciation)	$(753,428)	$(1,606,801)	$(1,694)	$(3,466)

Realized and unrealized gains (losses)	$(225,035)	$(603,752)	$(1,224)	$(1,791)
Increase (Decrease) in net assets from operations	$72,862	$256,944	$1,634	$2,115

	SSA Sub- Account	1GB Sub- Account	SRE Sub- Account	SC3 Sub-Account

Income and Expenses:
Dividend income	$-	$92,975	$448,867	$287,811
Mortality and expense risk charges	(21,781)	(33,577)	(525,663)	(298,687)
Distribution and administrative expense charges	(2,614)	(4,029)	(63,080)	(35,842)
Net investment income (loss)	$(24,395)	$55,369	$(139,876)	$(46,718)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(12,748)	$(10,291)	$772,661	$1,086,835
Realized gain distributions	229,553	25,196	2,919,121	1,548,484
Net realized gains (losses)	$216,805	$14,905	$3,691,782	$2,635,319

Net unrealized appreciation (depreciation) on investments:
End of year	$(203,337)	$(65,362)	$3,334,308	$3,114,916
Beginning of year	22,403	9,833	3,489,553	4,351,180
Change in unrealized appreciation (depreciation)	$(225,740)	$(75,195)	$(155,245)	$(1,236,264)

Realized and unrealized gains (losses)	$(8,935)	$(60,290)	$3,536,537	$1,399,055
Increase (Decrease) in net assets from operations	$(33,330)	$(4,921)	$3,396,661	$1,352,337

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

CMM Sub- Account (e)

Income and Expenses:
Dividend income	$6,138
Mortality and expense risk charges	(3,135)
Distribution and administrative expense charges	(376)
Net investment income (loss)	$2,627

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$-
Realized gain distributions	-
Net realized gains (losses)	$-

Net unrealized appreciation (depreciation) on investments:
End of year	$-
Beginning of year	-
Change in unrealized appreciation (depreciation)	$-

Realized and unrealized gains (losses)	$-
Increase (Decrease) in net assets from operations	$2,627

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets

	F10		F15		F20		FMS		TDM
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005 (f)	2004	2005 (f)	2004	2005 (f)	2004	2005	2004	2005 (f)	2004
Operations:
Net investment income (loss)	$1,041	$-	$896	$-	$346	$-	$(188,502)	$(115,519)	$(1,130)	$-
Net realized gains (losses)	-	-	1	-	-	-	498,615	216,113	1,823	-
Net unrealized gains (losses)	(1,579)	-	(1,714)	-	(457)	-	1,533,819	1,181,607	29,558	-
Increase (Decrease) in net assets from operations	$(538)	$-	$(817)	$-	$(111)	$-	$1,843,932	$1,282,201	$30,251	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$244,101	$-	$189,687	$-	$66,245	$-	$8,295,868	$7,752,604	$611,398	$-
Net transfers between Sub-Accounts and Fixed Account	-	-	79,831	-	41,878	-	3,315,012	1,265,879	338,537	-
Withdrawals, surrenders, annuitizations and contract charges	-	-	(157)	-	(69)	-	(1,252,638)	(630,766)	(55,349)	-
Net accumulation activity	$244,101	$-	$269,361	$-	$108,054	$-	$10,358,242	$8,387,717	$894,586	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	(1,990)	(1,858)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	(285)	(270)	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$(2,275)	$(2,128)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$244,101	$-	$269,361	$-	$108,054	$-	$10,355,967	$8,385,589	$894,586	$-

Increase (Decrease) in net assets	$243,563	$-	$268,544	$-	$107,943	$-	$12,199,899	$9,667,790	$924,837	$-

Net Assets:
Beginning of year	$-	$-	$-	$-	$-	$-	$15,778,515	$6,110,725	$-	$-
End of year	$243,563	$-	$268,544	$-	$107,943	$-	$27,978,414	$15,778,515	$924,837	$-

Unit Transactions:
Beginning of year	-	-	-		-	-	1,146,446	489,937		-
Purchased	23,605	-	18,168	-	6,339	-	597,636	613,216	56,369	-
Transferred between Sub-Accounts and Fixed Accumulation Account	-	-	7,705	-	4,021	-	235,512	97,045	31,280	-
Withdrawn, surrendered and Annuitized	-	-	(15)	-	(7)	-	(92,687)	(53,752)	(5,097)	-
End of year	23,605	-	25,858	-	10,353	-	1,886,907	1,146,446	82,552	-

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	FTG		FT1		FVS		CSC		WTF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004 (d)	2005	2004	2005	2004	2005 (e)	2004	2005 (e)	2004
Operations:
Net investment income (loss)	$(41,008)	$(6,937)	$(1,223,843)	$(595,614)	$(163,221)	$(148,402)	$(40)	$-	$(2,544)	$-
Net realized gains (losses)	92,256	(13,169)	3,452,096	537,333	888,015	478,861	2	-	1,586	-
Net unrealized gains (losses)	361,211	227,629	14,258,164	13,612,860	269,153	1,618,705	20	-	33,477	-
Increase (Decrease) in net assets from operations	$412,459	$207,523	$16,486,417	$13,554,579	$993,947	$1,949,164	$(18)	$-	$32,519	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,090,080	$2,066,842	$94,552,775	$82,454,179	$4,710,851	$4,118,798	$6,218	$-	$339,956	$-
Net transfers between Sub-Accounts and Fixed Account	1,392,994	638,998	14,124,276	5,968,980	740,975	1,979,716	-	-	51,964	-
Withdrawals, surrenders, annuitizations and contract charges	(257,037)	(90,511)	(8,651,998)	(3,411,699)	(719,383)	(611,300)	-	-	(5,995)
Net accumulation activity	$5,226,037	$2,615,329	$100,025,053	$85,011,460	$4,732,443	$5,487,214	$6,218	$-	$385,925	$-

Annuitization Activity:
Annuitizations	$-	$-	$34,094	$25,547	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(8,629)	(2,164)	(2,165)	(1,908)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(1,204)	(213)	(297)	(300)	-	-	-	-
Net annuitization activity	$-	$-	$24,261	$23,170	$(2,462)	$(2,208)	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$5,226,037	$2,615,329	$100,049,314	$85,034,630	$4,729,981	$5,485,006	$6,218	$-	$385,925	$-

Increase (Decrease) in net assets	$5,638,496	$2,822,852	$116,535,731	$98,589,209	$5,723,928	$7,434,170	$6,200	$-	$418,444	$-

Net Assets:
Beginning of year	$2,822,852	$-	$120,369,576	$21,780,367	$12,898,583	$5,464,413	$-	$-	$-	$-
End of year	$8,461,348	$2,822,852	$236,905,307	$120,369,576	$18,622,511	$12,898,583	$6,200	$-	$418,444	$-

Unit Transactions:
Beginning of year	185,270	-	8,240,520	1,734,535	784,791	403,105	-	-	-	-
Purchased	261,472	147,480	6,468,289	6,407,116	284,849	287,770	583	-	32,287	-
Transferred between Sub-Accounts and Fixed Accumulation Account	91,227	44,203	943,675	454,736	39,422	136,422	-	-	4,752	-
Withdrawn, surrendered and Annuitized	(19,947)	(6,413)	(631,192)	(355,867)	(44,038)	(42,506)	-	-	(701)	-
End of year	518,022	185,270	15,021,292	8,240,520	1,065,024	784,791	583	-	36,338	-

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	USC		LAV		LA1		LA9		LA2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Period Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005 (e)	2004	2005	2004 (d)	2005	2004	2005	2004 (d)	2005	2004
Operations:
Net investment income (loss)	$(10)	$-	$(85,593)	$(21,091)	$(904,299)	$(479,330)	$(375,765)	$(105,128)	$(471,523)	$(280,225)
Net realized gains (losses)	(8)	-	126,621	12,691	15,881,514	1,554,227	501,010	(9,833)	6,143,075	907,689
Net unrealized gains (losses)	19	-	381,290	395,768	(11,217,586)	10,146,635	897,097	1,300,552	(3,249,341)	4,546,870
Increase (Decrease) in net assets from operations	$1	$-	$422,318	$387,368	$3,759,629	$11,221,532	$1,022,342	$1,185,591	$2,422,211	$5,174,334

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,181	$-	$3,580,006	$2,989,712	$63,348,297	$85,121,547	$13,940,799	$10,727,145	$16,628,312	$26,550,632
Net transfers between Sub-Accounts and Fixed Account	4,553	-	741,809	867,326	(18,043,881)	8,489,923	3,159,484	1,697,219	(12,208,420)	4,320,114
Withdrawals, surrenders, annuitizations and contract charges	-	-	(476,755)	(181,383)	(8,033,358)	(4,992,764)	(837,860)	(181,547)	(1,887,985)	(1,107,810)
Net accumulation activity	$7,734	$-	$3,845,060	$3,675,655	$37,271,058	$88,618,706	$16,262,423	$12,242,817	$2,531,907	$29,762,936

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$29,764	$106,117	$3,485	$478	$7,205	$8,547
Annuity payments and contract charges	-	-	-	-	(12,131)	(2,512)	(688)	(36)	(4,565)	(2,234)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	(2,347)	544	(50)	(3)	(535)	(256)
Net annuitization activity	$-	$-	$-	$-	$15,286	$104,149	$2,747	$439	$2,105	$6,057
Increase (Decrease) in net assets from contract owner transactions	$7,734	$-	$3,845,060	$3,675,655	$37,286,344	$88,722,855	$16,265,170	$12,243,256	$2,534,012	$29,768,993

Increase (Decrease) in net assets	$7,735	$-	$4,267,378	$4,063,023	$41,045,973	$99,944,387	$17,287,512	$13,428,847	$4,956,223	$34,943,327

Net Assets:
Beginning of year	$-	$-	$4,063,023	$-	$133,211,678	$33,267,291	$13,428,847	$-	$40,628,899	$5,685,572
End of year	$7,735	$-	$8,330,401	$4,063,023	$174,257,651	$133,211,678	$30,716,359	$13,428,847	$45,585,122	$40,628,899

Unit Transactions:
Beginning of year	-	-	344,432	-	8,986,821	2,488,679	1,203,674	-	2,592,930	437,574
Purchased	283	-	308,999	281,264	4,375,897	6,368,915	1,273,976	1,072,772	1,064,983	1,951,989
Transferred between Sub-Accounts and Fixed Accumulation Account	416	-	62,863	81,329	(1,210,470)	597,587	285,478	166,816	(786,503)	308,834
Withdrawn, surrendered and Annuitized	-	-	(43,234)	(18,161)	(588,574)	(468,360)	(87,869)	(35,914)	(127,823)	(105,467)
End of year	699	-	673,060	344,432	11,563,674	8,986,821	2,675,259	1,203,674	2,743,587	2,592,930

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MF7		BDS		MFD		CAS		CO1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$3,136,240	$2,996,785	$7,116,061	$8,312,976	$(376,850)	$(473,624)	$(4,290,701)	$(7,651,506)	$(129,838)	$(191,549)
Net realized gains (losses)	1,243,423	1,707,482	3,764,523	7,049,225	265,650	(205,651)	(78,660,688)	(165,666,238)	149,765	6,214
Net unrealized gains (losses)	(4,437,725)	(1,842,212)	(10,425,182)	(7,587,830)	(46,730)	3,397,839	85,325,353	223,639,150	(98,824)	1,773,528
Increase (Decrease) in net assets from operations	$(58,062)	$2,862,055	$455,402	$7,774,371	$(157,930)	$2,718,564	$2,373,964	$50,321,406	$(78,897)	$1,588,193

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$5,898,613	$14,481,293	$1,640,530	$1,557,179	$358,600	$576,504	$4,595,663	$4,179,630	$732,303	$1,760,316
Net transfers between Sub-Accounts and Fixed Account	2,642,761	(3,853,406)	6,111,732	(13,148,422)	2,271,952	2,412,547	78,736,198	(10,118,032)	(1,257,138)	(436,826)
Withdrawals, surrenders, annuitizations and contract charges	(6,276,972)	(6,439,449)	(28,462,559)	(31,376,197)	(2,901,582)	(2,776,581)	(101,849,234)	(91,167,827)	(1,083,644)	(1,270,623)
Net accumulation activity	$2,264,402	$4,188,438	$(20,710,297)	$(42,967,440)	$(271,030)	$212,470	$(18,517,373)	$(97,106,229)	$(1,608,479)	$52,867

Annuitization Activity:
Annuitizations	$-	$-	$-	$34,585	$-	$-	$419,455	$105,201	$-	$-
Annuity payments and contract charges	(1,785)	(1,744)	(62,907)	(89,607)	(1,863)	(4,070)	(491,722)	(541,413)	(6,723)	(6,541)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(156)	(194)	169,503	1,350	(197)	(1,001)	(40,534)	(83,649)	(612)	(838)
Net annuitization activity	$(1,941)	$(1,938)	$106,596	$(53,672)	$(2,060)	$(5,071)	$(112,801)	$(519,861)	$(7,335)	$(7,379)
Increase (Decrease) in net assets from contract owner transactions	$2,262,461	$4,186,500	$(20,603,701)	$(43,021,112)	$(273,090)	$207,399	$(18,630,174)	$(97,626,090)	$(1,615,814)	$45,488

Increase (Decrease) in net assets	$2,204,399	$7,048,555	$(20,148,299)	$(35,246,741)	$(431,020)	$2,925,963	$(16,256,210)	$(47,304,684)	$(1,694,711)	$1,633,681

Net Assets:
Beginning of year	$72,842,791	$65,794,236	$161,562,164	$196,808,905	$32,971,898	$30,045,935	$564,955,111	$612,259,795	$16,686,864	$15,053,183
End of year	$75,047,190	$72,842,791	$141,413,865	$161,562,164	$32,540,878	$32,971,898	$548,698,901	$564,955,111	$14,992,153	$16,686,864

Unit Transactions:
Beginning of year	6,078,648	5,706,413	11,381,676	14,515,463	3,522,979	3,536,749	41,868,827	47,654,629	1,675,705	1,740,370
Purchased	497,139	1,279,840	112,475	114,441	37,483	51,523	355,788	360,391	57,107	137,008
Transferred between Sub-Accounts and Fixed Accumulation Account	224,489	(344,845)	404,556	(1,018,109)	277,473	256,549	6,072,375	(126,314)	(133,405)	(58,994)
Withdrawn, surrendered and Annuitized	(530,265)	(562,760)	(1,973,302)	(2,230,119)	(319,718)	(321,842)	(6,668,470)	(6,019,879)	(116,033)	(142,679)
End of year	6,270,011	6,078,648	9,925,405	11,381,676	3,518,217	3,522,979	41,628,520	41,868,827	1,483,374	1,675,705

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	COS		MFF		EGS		EM1		EME
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(1,051,656)	$(2,376,246)	$(274,326)	$(252,656)	$(4,680,774)	$(5,388,701)	$(79,153)	$(39,391)	$(485,707)	$(200,763)
Net realized gains (losses)	(37,726,309)	(46,955,978)	308,993	19,709	(90,895,883)	(100,774,380)	761,334	623,182	8,043,111	3,653,013
Net unrealized gains (losses)	37,922,114	74,914,585	1,211,117	2,044,862	117,240,832	146,349,457	1,681,975	683,613	12,740,867	7,939,892
Increase (Decrease) in net assets from operations	$(855,851)	$25,582,361	$1,245,784	$1,811,915	$21,664,175	$40,186,376	$2,364,156	$1,267,404	$20,298,271	$11,392,142

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,399,239	$2,205,376	$816,801	$2,066,059	$2,961,834	$3,115,872	$480,067	$105,775	$284,219	$532,851
Net transfers between Sub-Accounts and Fixed Account	(17,692,371)	(13,087,584)	(406,758)	1,072,544	(26,080,867)	(15,805,939)	1,833,337	546,069	14,209,394	6,290,091
Withdrawals, surrenders, annuitizations and contract charges	(35,142,490)	(35,085,011)	(1,442,541)	(1,161,319)	(58,185,524)	(59,409,865)	(625,877)	(601,684)	(10,511,540)	(7,306,305)
Net accumulation activity	$(50,435,622)	$(45,967,219)	$(1,032,498)	$1,977,284	$(81,304,557)	$(72,099,932)	$1,687,527	$50,160	$3,982,073	$(483,363)

Annuitization Activity:
Annuitizations	$9,372	$12,431	$-	$-	$87,768	$37,732	$-	$-	$7,876	$-
Annuity payments and contract charges	(62,048)	(101,413)	-	(904)	(161,097)	(246,672)	-	-	(24,718)	(32,905)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(11,834)	(16,242)	364	(307)	68,837	(39,518)	-	-	(32,086)	(17,320)
Net annuitization activity	$(64,510)	$(105,224)	$364	$(1,211)	$(4,492)	$(248,458)	$-	$-	$(48,928)	$(50,225)
Increase (Decrease) in net assets from contract owner transactions	$(50,500,132)	$(46,072,443)	$(1,032,134)	$1,976,073	$(81,309,049)	$(72,348,390)	$1,687,527	$50,160	$3,933,145	$(533,588)

Increase (Decrease) in net assets	$(51,355,983)	$(20,490,082)	$213,650	$3,787,988	$(59,644,874)	$(32,162,014)	$4,051,683	$1,317,564	$24,231,416	$10,858,554

Net Assets:
Beginning of year	$245,462,968	$265,953,050	$18,305,802	$14,517,814	$375,214,309	$407,376,323	$6,301,071	$4,983,507	$57,029,517	$46,170,963
End of year	$194,106,985	$245,462,968	$18,519,452	$18,305,802	$315,569,435	$375,214,309	$10,352,754	$6,301,071	$81,260,933	$57,029,517

Unit Transactions:
Beginning of year	26,220,995	31,162,190	1,863,783	1,705,653	37,868,174	44,118,674	340,870	336,533	3,707,620	3,765,936
Purchased	313,249	267,119	64,874	165,073	398,555	377,403	37,143	7,196	13,816	40,463
Transferred between Sub-Accounts and Fixed Accumulation Account	(2,013,497)	(1,692,883)	(35,910)	120,554	(2,730,091)	(1,408,509)	93,800	34,626	786,970	458,009
Withdrawn, surrendered and Annuitized	(3,390,079)	(3,515,431)	(145,744)	(127,497)	(4,902,734)	(5,219,394)	(30,156)	(37,485)	(585,171)	(556,788)
End of year	21,130,668	26,220,995	1,747,003	1,863,783	30,633,904	37,868,174	441,657	340,870	3,923,235	3,707,620

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	GG1		GGS		GG2		GGR		GT2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$407,553	$531,725	$4,738,940	$6,342,553	$(100,475)	$(93,132)	$(1,403,083)	$(1,535,251)	$349,518	$102,576
Net realized gains (losses)	(83,260)	81,264	499,965	1,794,247	437,073	197,035	(3,627,490)	(28,027,686)	1,380,816	282,715
Net unrealized gains (losses)	(752,952)	(255,343)	(9,835,773)	(3,749,943)	222,273	799,765	16,422,115	50,415,650	(1,380,048)	1,445,102
Increase (Decrease) in net assets from operations	$(428,659)	$357,646	$(4,596,868)	$4,386,857	$558,871	$903,668	$11,391,542	$20,852,713	$350,286	$1,830,393

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$81,495	$80,546	$389,913	$277,843	$85,123	$341,983	$912,531	$1,142,741	$974,030	$310,222

Net transfers between Sub-Accounts and Fixed Account	208,862	(609,441)	848,113	(574,741)	(144,759)	487,074	(5,293,714)	(2,128,845)	2,400,700	1,550,350

Withdrawals, surrenders, annuitizations and contract charges	(447,370)	(355,915)	(9,303,652)	(9,314,460)	(698,965)	(768,686)	(26,234,722)	(30,248,355)	(1,389,697)	(827,388)
Net accumulation activity	$(157,013)	$(884,810)	$(8,065,626)	$(9,611,358)	$(758,601)	$60,371	$(30,615,905)	$(31,234,459)	$1,985,033	$1,033,184

Annuitization Activity:
Annuitizations	$-	$-	$111,898	$1,469	$-	$-	$-	$44,978	$-	$-

Annuity payments and contract charges	(1,902)	(1,882)	(36,669)	(52,518)	(1,895)	(1,758)	(95,928)	(139,373)	(1,970)	(1,822)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(111)	(233)	2,622	(2,347)	(272)	(265)	396	(26,742)	(218)	(244)
Net annuitization activity	$(2,013)	$(2,115)	$77,851	$(53,396)	$(2,167)	$(2,023)	$(95,532)	$(121,137)	$(2,188)	$(2,066)
Increase (Decrease) in net assets from contract owner transactions	$(159,026)	$(886,925)	$(7,987,775)	$(9,664,754)	$(760,768)	$58,348	$(30,711,437)	$(31,355,596)	$1,982,845	$1,031,118

Increase (Decrease) in net assets	$(587,685)	$(529,279)	$(12,584,643)	$(5,277,897)	$(201,897)	$962,016	$(19,319,895)	$(10,502,883)	$2,333,131	$2,861,511

Net Assets:
Beginning of year	$4,820,154	$5,349,433	$56,460,907	$61,738,804	$7,740,130	$6,778,114	$165,248,378	$175,751,261	$14,165,553	$11,304,042
End of year	$4,232,469	$4,820,154	$43,876,264	$56,460,907	$7,538,233	$7,740,130	$145,928,483	$165,248,378	$16,498,684	$14,165,553

Unit Transactions:
Beginning of year	340,389	408,658	3,280,149	3,854,620	614,351	615,859	9,885,010	11,683,281	1,049,400	965,835
Purchased	5,907	5,691	20,411	19,287	6,426	27,022	54,583	89,520	71,697	25,095
Transferred between Sub-Accounts and Fixed Accumulation Account	14,937	(46,854)	58,577	(40,908)	(9,898)	37,684	(357,428)	(145,802)	179,527	124,124
Withdrawn, surrendered and Annuitized	(33,383)	(27,106)	(549,483)	(552,850)	(57,900)	(66,214)	(1,360,473)	(1,741,989)	(104,820)	(65,654)
End of year	327,850	340,389	2,809,654	3,280,149	552,979	614,351	8,221,692	9,885,010	1,195,804	1,049,400
See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	GTR		MFK		GSS		MFC		HYS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$4,515,169	$1,639,045	$4,943,085	$5,311,418	$12,565,709	$19,078,939	$5,159,486	$3,821,490	$16,583,114	$17,453,196
Net realized gains (losses)	13,987,861	1,416,394	(1,022,090)	(586,530)	(2,015,037)	1,545,702	438,081	1,891,470	(608,245)	(5,872,320)
Net unrealized gains (losses)	(14,869,273)	18,711,648	(3,448,153)	(1,927,077)	(7,209,278)	(10,575,466)	(5,181,899)	(464,627)	(14,566,351)	8,588,522
Increase (Decrease) in net assets from operations	$3,633,757	$21,767,087	$472,842	$2,797,811	$3,341,394	$10,049,175	$415,668	$5,248,333	$1,408,518	$20,169,398

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,414,997	$1,045,992	$43,461,194	$53,907,297	$4,675,176	$3,471,222	$15,071,601	$21,500,341	$1,877,206	$1,939,363
Net transfers between Sub-Accounts and Fixed Account	18,721,768	13,211,569	10,741,708	(5,035,329)	(368,890)	(46,255,772)	(2,294,866)	(7,931,647)	(10,914,620)	(8,688,779)
Withdrawals, surrenders, annuitizations and contract charges	(28,086,144)	(26,772,989)	(18,447,788)	(14,684,600)	(70,344,240)	(82,006,716)	(10,086,647)	(8,063,717)	(45,388,131)	(48,396,346)
Net accumulation activity	$(7,949,379)	$(12,515,428)	$35,755,114	$34,187,368	$(66,037,954)	$(124,791,266)	$2,690,088	$5,504,977	$(54,425,545)	$(55,145,762)

Annuitization Activity:
Annuitizations	$180,341	$-	$15,734	$197,978	$84,194	$73,126	$3,861	$63,191	$177,130	$31,656

Annuity payments and contract charges	(149,588)	(150,141)	(17,362)	(6,823)	(286,165)	(414,074)	(7,273)	(3,910)	(133,203)	(171,070)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	36,634	(33,290)	(3,811)	1,008	207,911	(7,733)	(1,482)	49	(24,135)	(40,872)
Net annuitization activity	$67,387	$(183,431)	$(5,439)	$192,163	$5,940	$(348,681)	$(4,894)	$59,330	$19,792	$(180,286)
Increase (Decrease) in net assets from contract owner transactions	$(7,881,992)	$(12,698,859)	$35,749,675	$34,379,531	$(66,032,014)	$(125,139,947)	$2,685,194	$5,564,307	$(54,405,753)	$(55,326,048)

Increase (Decrease) in net assets	$(4,248,235)	$9,068,228	$36,222,517	$37,177,342	$(62,690,620)	$(115,090,772)	$3,100,862	$10,812,640	$(52,997,235)	$(35,156,650)

Net Assets:
Beginning of year	$160,297,490	$151,229,262	$169,069,438	$131,892,096	$406,733,201	$521,823,973	$92,066,666	$81,254,026	$267,795,978	$302,952,628
End of year	$156,049,255	$160,297,490	$205,291,955	$169,069,438	$344,042,581	$406,733,201	$95,167,528	$92,066,666	$214,798,743	$267,795,978

Unit Transactions:
Beginning of year	8,363,603	8,836,494	15,785,190	12,383,782	26,991,543	35,262,145	7,034,638	6,699,213	17,473,238	21,115,563
Purchased	78,262	68,033	4,185,925	5,289,019	310,904	240,825	1,148,789	1,727,571	120,125	140,559
Transferred between Sub-Accounts and Fixed Accumulation Account	1,133,661	846,174	1,042,444	(462,085)	20,383	(3,243,824)	(167,745)	(744,562)	(690,416)	(726,598)
Withdrawn, surrendered and Annuitized	(1,374,065)	(1,387,098)	(1,757,698)	(1,425,526)	(4,473,118)	(5,267,603)	(787,782)	(647,584)	(2,808,164)	(3,056,286)
End of year	8,201,461	8,363,603	19,255,861	15,785,190	22,849,712	26,991,543	7,227,900	7,034,638	14,094,783	17,473,238

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	IG1		IGS		MI1		MII		MS1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(139,436)	$(177,660)	$(580,350)	$(958,161)	$(60,142)	$(48,186)	$(302,197)	$(455,787)	$(4,443)	$(43,734)
Net realized gains (losses)	1,243,214	715,708	4,193,256	(141,492)	686,620	460,587	5,442,783	325,828	226,089	(2,317)
Net unrealized gains (losses)	1,006,266	1,975,536	10,677,698	18,815,282	567,446	866,445	7,259,782	16,362,040	(443,673)	178,933
Increase (Decrease) in net assets from operations	$2,110,044	$2,513,584	$14,290,604	$17,715,629	$1,193,924	$1,278,846	$12,400,368	$16,232,081	$(222,027)	$132,882

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$295,725	$455,050	$716,020	$1,483,705	$219,342	$124,724	$778,821	$518,508	$24,982	$80,085
Net transfers between Sub-Accounts and Fixed Account	(114,486)	1,513,874	806,816	7,903,769	3,293,495	1,990,625	24,618,251	18,525,146	(2,578,076)	85,835
Withdrawals, surrenders, annuitizations and contract charges	(1,611,402)	(1,962,055)	(15,624,729)	(14,525,761)	(518,923)	(1,280,420)	(14,876,076)	(11,810,440)	(151,883)	(234,964)
Net accumulation activity	$(1,430,163)	$6,869	$(14,101,893)	$(5,138,287)	$2,993,914	$834,929	$10,520,996	$7,233,214	$(2,704,977)	$(69,044)

Annuitization Activity:
Annuitizations	$-	$-	$10,297	$-	$-	$-	$-	$6,399	$-	$-
Annuity payments and contract charges	-	(1,288)	(24,069)	(28,452)	-	-	(23,404)	(27,301)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(81)	(475)	(5,406)	(13,037)	-	-	14,392	(18,317)	-	-
Net annuitization activity	$(81)	$(1,763)	$(19,178)	$(41,489)	$-	$-	$(9,012)	$(39,219)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$(1,430,244)	$5,106	$(14,121,071)	$(5,179,776)	$2,993,914	$834,929	$10,511,984	$7,193,995	$(2,704,977)	$(69,044)

Increase (Decrease) in net assets	$679,800	$2,518,690	$169,533	$12,535,853	$4,187,838	$2,113,775	$22,912,352	$23,426,076	$(2,927,004)	$63,838

Net Assets:
Beginning of year	$17,567,913	$15,049,223	$119,165,042	$106,629,189	$6,685,849	$4,572,074	$82,150,477	$58,724,401	$2,927,004	$2,863,166
End of year	$18,247,713	$17,567,913	$119,334,575	$119,165,042	$10,873,687	$6,685,849	$105,062,829	$82,150,477	$-	$2,927,004

Unit Transactions:
Beginning of year	1,328,474	1,333,889	9,969,224	10,442,087	464,476	399,293	5,206,659	4,579,850	319,540	328,461
Purchased	21,208	36,815	55,567	137,245	13,590	9,215	46,241	37,830	2,842	9,099
Transferred between Sub-Accounts and Fixed Accumulation Account	(9,706)	128,073	65,086	715,755	218,018	162,629	1,586,799	1,368,743	(304,814)	9,019
Withdrawn, surrendered and Annuitized	(118,078)	(170,303)	(1,249,348)	(1,325,863)	(34,195)	(106,661)	(855,242)	(779,764)	(17,568)	(27,039)
End of year	1,221,898	1,328,474	8,840,529	9,969,224	661,889	464,476	5,984,457	5,206,659	-	319,540

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MSS		M1B		MIS		MFL		MIT
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$151,793	$(1,828,981)	$(1,033,378)	$(1,134,440)	$(3,558,811)	$(6,009,977)	$(1,196,005)	$(502,504)	$(4,043,090)	$(3,897,987)
Net realized gains (losses)	(77,745,349)	(45,397,518)	906,367	(52,751)	(52,016,751)	(63,483,654)	1,694,726	(56,806)	(49,530,970)	(71,452,034)
Net unrealized gains (losses)	68,056,289	53,405,003	2,046,378	6,285,095	64,611,410	101,559,961	8,643,645	7,290,563	105,268,694	170,677,886
Increase (Decrease) in net assets from operations	$(9,537,267)	$6,178,504	$1,919,367	$5,097,904	$9,035,848	$32,066,330	$9,142,366	$6,731,253	$51,694,634	$95,327,865

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$679,218	$1,206,380	$6,618,077	$13,376,230	$2,961,399	$3,941,067	$48,524,695	$3,601,180	$7,191,804	$7,187,416
Net transfers between Sub-Accounts and Fixed Account	(114,412,010)	(5,445,466)	(176,125)	1,734,717	(25,634,138)	(14,435,588)	62,520,334	2,622,170	(32,262,023)	(21,218,188)
Withdrawals, surrenders, annuitizations and contract charges	(6,177,608)	(21,409,603)	(5,407,268)	(6,451,654)	(52,665,488)	(54,179,493)	(10,225,205)	(7,706,529)	(161,313,860)	(156,063,459)
Net accumulation activity	$(119,910,400)	$(25,648,689)	$1,034,684	$8,659,293	$(75,338,227)	$(64,674,014)	$100,819,824	$(1,483,179)	$(186,384,079)	$(170,094,231)

Annuitization Activity:
Annuitizations	$-	$10,426	$-	$-	$167,871	$8,462	$9,176	$-	$265,966	$279,385
Annuity payments and contract charges	(26,838)	(92,435)	(1,322)	(1,288)	(96,365)	(152,019)	(3,030)	(5,121)	(584,424)	(756,842)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	70,076	7,519	(150)	(164)	(3,497)	(6,319)	(768)	(1,348)	(37,994)	53,367
Net annuitization activity	$43,238	$(74,490)	$(1,472)	$(1,452)	$68,009	$(149,876)	$5,378	$(6,469)	$(356,452)	$(424,090)
Increase (Decrease) in net assets from contract owner transactions	$(119,867,162)	$(25,723,179)	$1,033,212	$8,657,841	$(75,270,218)	$(64,823,890)	$100,825,202	$(1,489,648)	$(186,740,531)	$(170,518,321)

Increase (Decrease) in net assets	$(129,404,429)	$(19,544,675)	$2,952,579	$13,755,745	$(66,234,370)	$(32,757,560)	$109,967,568	$5,241,605	$(135,045,897)	$(75,190,456)

Net Assets:
Beginning of year	$129,404,429	$148,949,104	$75,706,711	$61,950,966	$431,900,622	$464,658,182	$75,087,391	$69,845,786	$993,646,065	$1,068,836,521
End of year	$-	$129,404,429	$78,659,290	$75,706,711	$365,666,252	$431,900,622	$185,054,959	$75,087,391	$858,600,168	$993,646,065

Unit Transactions:
Beginning of year	10,357,284	12,280,302	7,277,585	6,650,621	52,900,145	61,247,213	7,171,814	7,446,726	71,195,865	82,105,319
Purchased	26,949	123,429	585,724	1,231,656	365,565	505,522	3,620,458	310,603	576,585	657,486
Transferred between Sub-Accounts and Fixed Accumulation Account	(9,942,394)	(470,780)	(16,700)	127,386	(3,254,704)	(2,109,901)	4,587,800	239,035	(2,376,201)	(1,529,257)
Withdrawn, surrendered and Annuitized	(441,839)	(1,575,667)	(560,717)	(732,078)	(6,201,128)	(6,742,689)	(927,396)	(824,550)	(9,929,205)	(10,037,683)
End of year	-	10,357,284	7,285,892	7,277,585	43,809,878	52,900,145	14,452,676	7,171,814	59,467,044	71,195,865

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MC1		MCS		MCV		MM1		MMS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(657,849)	$(674,834)	$(1,052,820)	$(1,181,128)	$(407,130)	$(354,360)	$753,497	$(906,539)	$2,633,473	$(1,758,917)
Net realized gains (losses)	1,461,744	101,715	3,972,155	(5,025,767)	3,818,857	1,407,912	-	-	-	-
Net unrealized gains (losses)	(452,260)	5,202,749	(2,471,284)	15,514,628	(2,039,365)	2,642,854	-	-	-	-
Increase (Decrease) in net assets from operations	$351,635	$4,629,630	$448,051	$9,307,733	$1,372,362	$3,696,406	$753,497	$(906,539)	$2,633,473	$(1,758,917)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,776,762	$5,376,954	$496,352	$621,036	$1,740,028	$4,358,082	$35,338,140	$54,946,373	$10,162,763	$12,705,215
Net transfers between Sub-Accounts and Fixed Account	(2,379,908)	2,442,000	(4,910,417)	9,935,957	272,585	2,713,313	20,039,535	950,350	71,780,580	43,109,993
Withdrawals, surrenders, annuitizations and contract charges	(3,429,952)	(4,601,299)	(11,189,733)	(12,153,940)	(1,811,200)	(2,470,565)	(22,962,808)	(19,325,824)	(121,034,104)	(158,917,830)
Net accumulation activity	$(4,033,098)	$3,217,655	$(15,603,798)	$(1,596,947)	$201,413	$4,600,830	$32,414,867	$36,570,899	$(39,090,761)	$(103,102,622)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$17,988	$74,787	$408,596	$6,154
Annuity payments and contract charges	(1,482)	(2,698)	(16,223)	(17,317)	(144)	(131)	(22,657)	(16,405)	(289,212)	(541,269)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(162)	(596)	(1,687)	(10,171)	(20)	(21)	(2,552)	(1,676)	4,455	(30,445)
Net annuitization activity	$(1,644)	$(3,294)	$(17,910)	$(27,488)	$(164)	$(152)	$(7,221)	$56,706	$123,839	$(565,560)
Increase (Decrease) in net assets from contract owner transactions	$(4,034,742)	$3,214,361	$(15,621,708)	$(1,624,435)	$201,249	$4,600,678	$32,407,646	$36,627,605	$(38,966,922)	$(103,668,182)

Increase (Decrease) in net assets	$(3,683,107)	$7,843,991	$(15,173,657)	$7,683,298	$1,573,611	$8,297,084	$33,161,143	$35,721,066	$(36,333,449)	$(105,427,099)

Net Assets:
Beginning of year	$44,072,943	$36,228,952	$83,825,087	$76,141,789	$23,975,740	$15,678,656	$84,038,433	$48,317,367	$228,260,816	$333,687,915
End of year	$40,389,836	$44,072,943	$68,651,430	$83,825,087	$25,549,351	$23,975,740	$117,199,576	$84,038,433	$191,927,367	$228,260,816

Unit Transactions:
Beginning of year	4,467,480	4,289,811	14,935,080	15,334,959	1,649,863	1,271,769	8,633,307	4,896,722	19,134,186	27,710,277
Purchased	168,616	470,119	91,977	120,668	126,139	342,282	3,695,752	5,763,991	837,549	1,054,843
Transferred between Sub-Accounts and Fixed Accumulation Account	(287,385)	243,001	(937,855)	1,811,054	32,028	247,372	1,491,596	51,736	5,232,383	1,918,766
Withdrawn, Surrendered and Annuitized	(370,246)	(535,451)	(2,040,782)	(2,331,601)	(125,946)	(211,560)	(1,862,317)	(2,079,142)	(9,265,386)	(11,549,700)
End of year	3,978,465	4,467,480	12,048,420	14,935,080	1,682,084	1,649,863	11,958,338	8,633,307	15,938,732	19,134,186

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	M1A		NWD		RE1		RES		RG1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(1,099,248)	$(639,620)	$(2,066,947)	$(2,421,502)	$(309,409)	$(169,946)	$(3,088,143)	$(2,009,526)	$(101,190)	$(96,210)
Net realized gains (losses)	696,265	119,535	(4,566,892)	(8,962,200)	886,042	188,535	(46,532,878)	(53,492,425)	288,429	100,384
Net unrealized gains (losses)	4,109,208	3,796,851	10,556,317	19,818,600	960,746	2,807,892	72,072,584	110,152,682	248,578	1,101,904
Increase (Decrease) in net assets from operations	$3,706,225	$3,276,766	$3,922,478	$8,434,898	$1,537,379	$2,826,481	$22,451,563	$54,650,731	$435,817	$1,106,078

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$24,188,648	$22,076,668	$847,170	$1,686,023	$3,237,528	$6,456,072	$2,711,614	$3,128,492	$30,188	$297,625
Net transfers between Sub-Accounts and Fixed Account	4,241,256	3,800,793	(10,303,966)	791,776	(44,410)	1,182,915	(16,842,629)	(16,034,379)	387,312	201,963
Withdrawals, surrenders, annuitizations and contract charges	(4,050,830)	(3,852,973)	(21,263,992)	(22,935,413)	(2,196,371)	(1,505,345)	(71,202,208)	(74,406,357)	(774,018)	(616,532)
Net accumulation activity	$24,379,074	$22,024,488	$(30,720,788)	$(20,457,614)	$996,747	$6,133,642	$(85,333,223)	$(87,312,244)	$(356,518)	$(116,944)

Annuitization Activity:
Annuitizations	$9,537	$1,806	$44,442	$-	$-	$-	$30,358	$29,105	$-	$-
Annuity payments and contract charges	(6,180)	(6,464)	(49,118)	(77,338)	(1,798)	(1,678)	(264,185)	(358,056)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(753)	(1,059)	(9,087)	(20,610)	(198)	(221)	46,003	(63,835)	-	-
Net annuitization activity	$2,604	$(5,717)	$(13,763)	$(97,948)	$(1,996)	$(1,899)	$(187,824)	$(392,786)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$24,381,678	$22,018,771	$(30,734,551)	$(20,555,562)	$994,751	$6,131,743	$(85,521,047)	$(87,705,030)	$(356,518)	$(116,944)

Increase (Decrease) in net assets	$28,087,903	$25,295,537	$(26,812,073)	$(12,120,664)	$2,532,130	$8,958,224	$(63,069,484)	$(33,054,299)	$79,299	$989,134

Net Assets:
Beginning of year	$54,151,676	$28,856,139	$164,314,000	$176,434,664	$24,899,828	$15,941,604	$416,020,180	$449,074,479	$9,872,571	$8,883,437
End of year	$82,239,579	$54,151,676	$137,501,927	$164,314,000	$27,431,958	$24,899,828	$352,950,696	$416,020,180	$9,951,870	$9,872,571

Unit Transactions:
Beginning of year	4,707,914	3,069,941	15,598,558	17,567,342	2,212,955	1,658,552	28,414,936	34,114,618	905,199	919,450
Purchased	1,817,450	1,751,761	78,127	167,583	266,534	588,220	209,773	261,887	2,824	27,875
Transferred between Sub-Accounts and Fixed Accumulation Account	281,762	329,473	(951,994)	20,443	(16,685)	105,648	(1,185,133)	(1,187,915)	33,373	18,387
Withdrawn, surrendered and Annuitized	(385,101)	(443,261)	(1,927,349)	(2,156,810)	(202,136)	(139,465)	(4,252,438)	(4,773,654)	(71,113)	(60,513)
End of year	6,422,025	4,707,914	12,797,342	15,598,558	2,260,668	2,212,955	23,187,138	28,414,936	870,283	905,199

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	RGS		RI1		RIS		SG1		SGS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(578,321)	$(592,503)	$(802,386)	$(591,548)	$(576,670)	$(744,433)	$(635,402)	$(640,484)	$(442,231)	$(665,050)
Net realized gains (losses)	1,111,794	(146,072)	3,963,011	1,184,242	3,057,266	(263,263)	837,007	341,221	(2,028,240)	(4,127,724)
Net unrealized gains (losses)	3,243,621	10,042,598	7,200,026	7,722,700	9,687,272	14,825,795	(369,892)	2,072,041	2,214,864	6,865,302
Increase (Decrease) in net assets from operations	$3,777,094	$9,304,023	$10,360,651	$8,315,394	$12,167,868	$13,818,099	$(168,287)	$1,772,778	$(255,607)	$2,072,528

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$696,223	$512,063	$21,667,728	$25,144,516	$451,503	$689,518	$3,477,517	$9,815,055	$116,817	$540,893
Net transfers between Sub-Accounts and Fixed Account	5,711,630	4,512,930	(844,724)	1,384,484	5,119,489	6,946,934	(1,313,001)	2,118,549	(3,430,862)	135,787
Withdrawals, surrenders, annuitizations and contract charges	(12,416,009)	(11,303,299)	(3,685,141)	(2,144,942)	(11,179,077)	(9,449,782)	(3,266,776)	(2,567,528)	(5,251,601)	(5,224,190)
Net accumulation activity	$(6,008,156)	$(6,278,306)	$17,137,863	$24,384,058	$(5,608,085)	$(1,813,330)	$(1,102,260)	$9,366,076	$(8,565,646)	$(4,547,510)

Annuitization Activity:
Annuitizations	$14,165	$444	$8,182	$-	$24,750	$-	$-	$-	$-	$32,681
Annuity payments and contract charges	(22,485)	(27,884)	(1,356)	-	(23,151)	(26,630)	(234)	(233)	(17,921)	(19,900)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(7,062)	(8,067)	(107)	-	4,117	(6,715)	(30)	(35)	(499)	(1,117)
Net annuitization activity	$(15,382)	$(35,507)	$6,719	$-	$5,716	$(33,345)	$(264)	$(268)	$(18,420)	$11,664
Increase (Decrease) in net assets from contract owner transactions	$(6,023,538)	$(6,313,813)	$17,144,582	$24,384,058	$(5,602,369)	$(1,846,675)	$(1,102,524)	$9,365,808	$(8,584,066)	$(4,535,846)

Increase (Decrease) in net assets	$(2,246,444)	$2,990,210	$27,505,233	$32,699,452	$6,565,499	$11,971,424	$(1,270,811)	$11,138,586	$(8,839,673)	$(2,463,318)

Net Assets:
Beginning of year	$80,437,148	$77,446,938	$59,726,643	$27,027,191	$85,264,194	$73,292,770	$40,429,490	$29,290,904	$45,009,582	$47,472,900
End of year	$78,190,704	$80,437,148	$87,231,876	$59,726,643	$91,829,693	$85,264,194	$39,158,679	$40,429,490	$36,169,909	$45,009,582

Unit Transactions:
Beginning of year	7,171,116	7,761,504	4,045,282	2,221,110	7,228,881	7,413,002	3,351,218	2,600,189	7,207,008	7,977,749
Purchased	60,784	48,461	1,395,767	1,933,352	34,560	65,123	295,366	827,887	19,799	90,349
Transferred between Sub-Accounts and Fixed Accumulation Account	493,062	403,741	(59,636)	101,497	352,425	625,608	(115,065)	155,498	(602,554)	(2,179)
Withdrawn, surrendered and Annuitized	(1,036,432)	(1,042,590)	(258,258)	(210,677)	(859,708)	(874,852)	(282,216)	(232,356)	(820,498)	(858,911)
End of year	6,688,530	7,171,116	5,123,155	4,045,282	6,756,158	7,228,881	3,249,303	3,351,218	5,803,755	7,207,008

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	SI1		SIS		SVS		TE1		TEC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$1,175,357	$997,670	$3,482,491	$2,176,605	$(100,156)	$(142,279)	$(47,195)	$(57,465)	$(284,573)	$(367,575)
Net realized gains (losses)	463,425	(125,834)	1,796,424	1,549,825	1,445,326	489,287	60,025	34,555	(746,760)	(663,384)
Net unrealized gains (losses)	(1,648,182)	313,853	(5,042,200)	301,180	(1,623,798)	1,158,881	103,449	(15,790)	1,615,211	812,190
Increase (Decrease) in net assets from operations	$(9,400)	$1,185,689	$236,715	$4,027,610	$(278,628)	$1,505,889	$116,279	$(38,700)	$583,878	$(218,769)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$348,779	$1,492,016	$798,330	$560,505	$356,224	$632,783	$198,085	$297,415	$98,390	$289,563
Net transfers between Sub-Accounts and Fixed Account	1,226,603	2,888,470	3,030,381	4,764,398	(444,523)	1,656,063	(242,569)	(424,857)	(2,142,311)	(2,188,011)
Withdrawals, surrenders, annuitizations and contract charges	(3,109,910)	(2,384,491)	(10,732,024)	(10,907,440)	(557,222)	(510,005)	(328,049)	(295,831)	(2,624,210)	(3,152,821)
Net accumulation activity	$(1,534,528)	$1,995,995	$(6,903,313)	$(5,582,537)	$(645,521)	$1,778,841	$(372,533)	$(423,273)	$(4,668,131)	$(5,051,269)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(3,091)	(3,044)	(20,803)	(22,295)	-	-	-	-	(936)	(7,517)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(311)	(374)	(408)	2,339	-	-	-	-	(859)	(106)
Net annuitization activity	$(3,402)	$(3,418)	$(21,211)	$(19,956)	$-	$-	$-	$-	$(1,795)	$(7,623)
Increase (Decrease) in net assets from contract owner transactions	$(1,537,930)	$1,992,577	$(6,924,524)	$(5,602,493)	$(645,521)	$1,778,841	$(372,533)	$(423,273)	$(4,669,926)	$(5,058,892)

Increase (Decrease) in net assets	$(1,547,330)	$3,178,266	$(6,687,809)	$(1,574,883)	$(924,149)	$3,284,730	$(256,254)	$(461,973)	$(4,086,048)	$(5,277,661)

Net Assets:
Beginning of year	$24,035,088	$20,856,822	$64,706,617	$66,281,500	$11,455,484	$8,170,754	$3,633,413	$4,095,386	$23,074,612	$28,352,273
End of year	$22,487,758	$24,035,088	$58,018,808	$64,706,617	$10,531,335	$11,455,484	$3,377,159	$3,633,413	$18,988,564	$23,074,612

Units Transactions:
Beginning of year	1,930,592	1,775,616	4,922,159	5,366,035	847,507	696,940	482,254	547,602	6,675,608	8,298,127
Purchased	28,196	127,100	60,494	43,997	27,522	49,432	15,474	38,276	28,400	88,325
Transferred between Sub-Accounts and Fixed Accumulation Account	95,966	227,333	221,650	354,585	(35,443)	142,960	(34,049)	(63,324)	(666,652)	(766,661)
Withdrawn, surrendered and Annuitized	(249,641)	(199,457)	(806,426)	(842,458)	(43,092)	(41,825)	(44,397)	(40,300)	(792,795)	(944,183)
End of year	1,805,113	1,930,592	4,397,877	4,922,159	796,494	847,507	419,282	482,254	5,244,561	6,675,608

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MFJ		TRS		MFE		UTS		MV1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$3,368,619	$1,531,107	$16,568,875	$15,702,503	$(252,739)	$36,573	$(1,263,376)	$1,354,733	$(546,127)	$(506,469)
Net realized gains (losses)	18,269,552	2,407,433	30,124,782	(20,020,396)	1,721,587	482,410	(3,823,076)	(15,998,478)	3,591,472	1,801,920
Net unrealized gains (losses)	(14,278,009)	28,801,554	(26,978,207)	137,018,543	2,776,709	4,588,617	47,760,165	80,291,938	2,471,924	11,973,853
Increase (Decrease) in net assets from operations	$7,360,162	$32,740,094	$19,715,450	$132,700,650	$4,245,557	$5,107,600	$42,673,713	$65,648,193	$5,517,269	$13,269,304

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$231,095,465	$184,300,712	$11,431,545	$10,312,424	$4,654,664	$2,616,415	$2,792,123	$2,477,340	$11,416,522	$19,812,349
Net transfers between Sub-Accounts and Fixed Account	3,174,435	8,808,295	19,406,341	40,976,217	7,184,490	2,304,956	15,481,759	3,978,397	(841,120)	7,954,183
Withdrawals, surrenders, annuitizations and contract charges	(45,382,250)	(24,356,025)	(238,910,653)	(230,320,844)	(2,704,056)	(1,690,896)	(46,907,679)	(36,593,002)	(8,878,990)	(6,437,809)
Net accumulation activity	$188,887,650	$168,752,982	$(208,072,767)	$(179,032,203)	$9,135,098	$3,230,475	$(28,633,797)	$(30,137,265)	$1,696,412	$21,328,723

Annuitization Activity:
Annuitizations	$72,929	$277,467	$992,727	$401,245	$-	$-	$27,130	$16,580	$-	$8,290
Annuity payments and contract charges	(58,225)	(17,723)	(1,201,542)	(1,803,867)	(3,722)	(2,943)	(164,847)	(156,501)	(5,080)	(4,027)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(3,410)	440	(31,494)	(37,891)	(509)	(496)	(27,203)	(30,370)	(568)	(545)
Net annuitization activity	$11,294	$260,184	$(240,309)	$(1,440,513)	$(4,231)	$(3,439)	$(164,920)	$(170,291)	$(5,648)	$3,718
Increase (Decrease) in net assets from contract owner transactions	$188,898,944	$169,013,166	$(208,313,076)	$(180,472,716)	$9,130,867	$3,227,036	$(28,798,717)	$(30,307,556)	$1,690,764	$21,332,441

Increase (Decrease) in net assets	$196,259,106	$201,753,260	$(188,597,626)	$(47,772,066)	$13,376,424	$8,334,636	$13,874,996	$35,340,637	$7,208,033	$34,601,745

Net Assets:
Beginning of year	$433,233,722	$231,480,462	$1,417,695,061	$1,465,467,127	$24,246,657	$15,912,021	$285,330,031	$249,989,394	$117,692,787	$83,091,042
End of year	$629,492,828	$433,233,722	$1,229,097,435	$1,417,695,061	$37,623,081	$24,246,657	$299,205,027	$285,330,031	$124,900,820	$117,692,787

Unit Transactions:
Beginning of year	35,062,662	21,048,945	70,122,337	77,917,832	1,823,681	1,653,827	18,353,815	20,380,385	9,411,407	7,717,616
Purchased	18,109,710	15,477,966	578,979	537,644	235,372	167,198	154,638	191,990	866,871	1,683,086
Transferred between Sub-Accounts and Fixed Accumulation Account	235,672	726,826	1,293,273	2,361,050	443,312	161,915	938,908	164,852	(72,334)	592,768
Withdrawn, Surrendered and Annuitized	(3,927,686)	(2,191,075)	(10,783,753)	(10,694,189)	(191,998)	(159,259)	(2,490,858)	(2,383,412)	(727,670)	(582,063)
End of year	49,480,358	35,062,662	61,210,836	70,122,337	2,310,367	1,823,681	16,956,503	18,353,815	9,478,274	9,411,407

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MVS		NMT		NNG		NMI		OCA
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005 (e)	2004	2005 (e)	2004	2005 (e)	2004	2005	2004
Operations:
Net investment income (loss)	$(120,412)	$(447,682)	$(5)	$-	$(277)	$-	$(45)	$-	$(360,974)	$(452,641)
Net realized gains (losses)	10,526,546	3,245,993	(1)	-	194	-	118	-	621,806	480,811
Net unrealized gains (losses)	5,411,309	38,044,549	(24)	-	2,498	-	1,266	-	737,196	1,254,974
Increase (Decrease) in net assets from operations	$15,817,443	$40,842,860	$(30)	$-	$2,415	$-	$1,339	$-	$998,028	$1,283,144

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,381,078	$2,448,980	$3,181	$-	$51,066	$-	$10,377	$-	$3,706,640	$8,853,620
Net transfers between Sub-Accounts and Fixed Account	10,371,692	32,140,078	2,053	-	(3,145)	-	3,790	-	469,075	2,120,983
Withdrawals, surrenders, annuitizations and contract charges	(48,991,266)	(47,238,117)	-	-		-		-	(2,060,215)	(1,900,300)
Net accumulation activity	$(36,238,496)	$(12,649,059)	$5,234	$-	$47,921	$-	$14,167	$-	$2,115,500	$9,074,303

Annuitization Activity:
Annuitizations	$146,311	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(111,430)	(109,310)	-	-	-	-	-	-	(2,069)	(2,054)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(5,205)	(24,206)	-	-	-	-	-	-	(275)	(290)
Net annuitization activity	$29,676	$(133,516)	$-	$-	$-	$-	$-	$-	$(2,344)	$(2,344)
Increase (Decrease) in net assets from contract owner transactions	$(36,208,820)	$(12,782,575)	$5,234	$	$47,921	$	$14,167	$	$2,113,156	$9,071,959

Increase (Decrease) in net assets	$(20,391,377)	$28,060,285	$5,204	$-	$50,336	$-	$15,506	$-	$3,111,184	$10,355,103

Net Assets:
Beginning of year	$332,260,043	$304,199,758	$-	$-	$	$-	$-	$-	$30,806,058	$20,450,955
End of year	$311,868,666	$332,260,043	$5,204	$-	$50,336	$-	$15,506	$-	$33,917,242	$30,806,058

Unit Transactions:
Beginning of year	22,855,509	23,811,669	-	-	-	-	-	-	2,178,624	1,528,490
Purchased	159,647	186,359	279	-	4,885	-	958	-	266,327	648,675
Transferred between Sub-Accounts and Fixed Accumulation Account	693,930	2,352,438	183	-	(287)	-	341	-	35,858	148,604
Withdrawn, Surrendered and Annuitized	(3,245,095)	(3,494,957)	-	-	-	-	-	-	(151,833)	(147,145)
End of year	20,463,991	22,855,509	462	-	4,598	-	1,299	-	2,328,976	2,178,624

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	OGG		OMG		OMS		PMB		PLD
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004 (d)	2005	2004	2005	2004	2005	2004 (d)	2005	2004 (d)
Operations:
Net investment income (loss)	$(96,295)	$(41,680)	$(1,564,825)	$(895,481)	$(162,155)	$(103,691)	$104,439	$16,283	$1,853,589	$(270,357)
Net realized gains (losses)	141,076	3,887	997,053	153,319	673,180	284,044	104,174	81,358	464,096	339,862
Net unrealized gains (losses)	1,149,890	745,676	9,951,281	7,428,657	235,825	851,847	99,202	28,734	(3,457,393)	(99,763)
Increase (Decrease) in net assets from operations	$1,194,671	$707,883	$9,383,509	$6,686,495	$746,850	$1,032,200	$307,815	$126,375	$(1,139,708)	$(30,258)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,185,665	$2,907,918	$106,531,165	$93,297,844	$1,821,587	$3,144,768	$1,721,604	$931,961	$105,227,960	$108,028,818
Net transfers between Sub-Accounts and Fixed Account	2,233,083	2,754,966	24,493,311	10,840,790	469,482	959,837	1,674,201	680,879	22,745,263	13,722,573
Withdrawals, surrenders, annuitizations and contract charges	(327,334)	(68,877)	(8,390,392)	(2,420,844)	(513,553)	(350,677)	(145,675)	(155,352)	(11,014,261)	(3,210,803)
Net accumulation activity	$6,091,414	$5,594,007	$122,634,084	$101,717,790	$1,777,516	$3,753,928	$3,250,130	$1,457,488	$116,958,962	$118,540,588

Annuitization Activity:
Annuitizations	$-	$-	$41,825	$30,827	$-	$-	$-	$-	$55,158	$158,841
Annuity payments and contract charges	-	-	(8,439)	(1,122)	-	-	-	-	(21,651)	(4,858)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(1,189)	(229)	-	-	-	-	(3,300)	(733)
Net annuitization activity	$-	$-	$32,197	$29,476	$-	$-	$-	$-	$30,207	$153,250
Increase (Decrease) in net assets from contract owner transactions	$6,091,414	$5,594,007	$122,666,281	$101,747,266	$1,777,516	$3,753,928	$3,250,130	$1,457,488	$116,989,169	$118,693,838

Increase (Decrease) in net assets	$7,286,085	$6,301,890	$132,049,790	$108,433,761	$2,524,366	$4,786,128	$3,557,945	$1,583,863	$115,849,461	$118,663,580

Net Assets:
Beginning of year	$6,301,890	$	$114,799,188	$6,365,427	$8,170,089	$3,383,961	$1,583,863	$	$118,663,580	$-
End of year	$13,587,975	$6,301,890	$246,848,978	$114,799,188	$10,694,455	$8,170,089	$5,141,808	$1,583,863	$234,513,041	$118,663,580

Unit Transactions:
Beginning of year	514,788	-	8,686,835	509,155	489,698	236,889	96,856	-	11,851,375	-
Purchased	334,202	268,926	8,106,880	7,638,555	109,464	213,715	103,068	62,430	10,785,554	10,932,711
Transferred between Sub-Accounts and Fixed Accumulation Account	173,897	253,328	1,836,813	855,202	27,867	63,572	99,474	44,630	2,287,480	1,368,992
Withdrawn, Surrendered and Annuitized	(31,430)	(7,466)	(691,762)	(316,077)	(31,233)	(24,478)	(9,218)	(10,204)	(1,320,057)	(450,328)
End of year	991,457	514,788	17,938,766	8,686,835	595,796	489,698	290,180	96,856	23,604,352	11,851,375

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	PRR		PTR		PRA		PCR		SSA
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005 (f)	2004	2005 (f)	2004	2005	2004 (d)
Operations:
Net investment income (loss)	$297,897	$(136,781)	$860,696	$(1,305)	$2,858	$-	$3,906	$-	$(24,395)	$(4,913)
Net realized gains (losses)	528,393	819,357	1,003,049	710,032	470	-	1,675	-	216,805	83,921
Net unrealized gains (losses)	(753,428)	497,969	(1,606,801)	470,014	(1,694)	-	(3,466)	-	(225,740)	22,403
Increase (Decrease) in net assets from operations	$72,862	$1,180,545	$256,944	$1,178,741	$1,634	$-	$2,115	$-	$(33,330)	$101,411

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$9,781,197	$9,651,868	$9,869,887	$13,529,712	$183,341	$-	$402,411	$-	$843,538	$744,980
Net transfers between Sub-Accounts and Fixed Account	2,413,025	2,689,335	2,994,776	2,141,659	6,671	-	123,940	-	(260,265)	279,702
Withdrawals, surrenders, annuitizations and contract charges	(2,986,060)	(1,375,035)	(5,078,576)	(3,581,246)	-	-	(23,957)	-	(78,188)	(15,227)
Net accumulation activity	$9,208,162	$10,966,168	$7,786,087	$12,090,125	$190,012	$-	$502,394	$-	$505,085	$1,009,455

Annuitization Activity:
Annuitizations	$-	$-	$	$43,626	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(4,855)	(3,051)	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(997)	62	-	-	-	-	-	-
Net annuitization activity	$-	$-	$(5,852)	$40,637	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$9,208,162	$10,966,168	$7,780,235	$12,130,762	$190,012	$-	$502,394	$-	$505,085	$1,009,455

Increase (Decrease) in net assets	$9,281,024	$12,146,713	$8,037,179	$13,309,503	$191,646	$-	$504,509	$-	$471,755	$1,110,866

Net Assets:
Beginning of year	$23,367,250	$11,220,537	$49,373,803	$36,064,300	$-	$-	$-	$-	$1,110,866	$-
End of year	$32,648,274	$23,367,250	$57,410,982	$49,373,803	$191,646	$-	$504,509	$-	$1,582,621	$1,110,866

Unit Transactions:
Beginning of year	1,942,972	997,936	4,491,441	3,385,657	-	-	-	-	99,939	-
Purchased	820,258	834,759	901,835	1,272,151	18,109	-	39,388	-	79,732	74,388
Transferred between Sub-Accounts and Fixed	-	-	-	-	-	-	-	-	-	-
Accumulation Account	203,121	232,036	271,940	184,512	652	-	11,915	-	(24,538)	27,622
Withdrawn, Surrendered and Annuitized	(253,965)	(121,759)	(473,144)	(350,879)	-	-	(2,291)	-	(8,738)	(2,071)
End of year	2,712,386	1,942,972	5,192,072	4,491,441	18,761	-	49,012	-	146,395	99,939

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	IGB		SRE		SC3		CMM
	Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004 (d)	2005	2004 (d)	2005	2004	2005 (e)	2004
Operations:
Net investment income (loss)	$55,369	$11,572	$(139,876)	$(162,071)	$(46,718)	$(38,422)	$2,627	$-
Net realized gains (losses)	14,905	(12,804)	3,691,782	117,675	2,635,319	1,458,668	-	-
Net unrealized gains (losses)	(75,195)	9,833	(155,245)	3,489,553	(1,236,264)	3,043,794	-	-
Increase (Decrease) in net assets from operations	$(4,921)	$8,601	$3,396,661	$3,445,157	$1,352,337	$4,464,040	$2,627	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,578,754	$1,333,158	$21,656,624	$17,917,099	$474,467	$2,538,811	$413,721	$-
Net transfers between Sub-Accounts and Fixed Account	1,794,232	(546,352)	3,596,732	198,893	(747,353)	(463,897)	87,375	-
Withdrawals, surrenders, annuitizations and contract charges	(551,094)	(101,281)	(1,722,954)	(567,032)	(1,165,997)	(1,029,732)	(13,581)	-
Net accumulation activity	$2,821,892	$685,525	$23,530,402	$17,548,960	$(1,438,883)	$1,045,182	$487,515	$-

Annuitization Activity:
Annuitizations	$-	$-	$5,387	$737	$-	$-	$-	$-

Annuity payments and contract charges	-	-	(1,152)	(55)	(1,307)	(1,114)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(87)	(4)	(188)	(183)	-	-
Net annuitization activity	$-	$-	$4,148	$678	$(1,495)	$(1,297)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$2,821,892	$685,525	$23,534,550	$17,549,638	$(1,440,378)	$1,043,885	$487,515	$-

Increase (Decrease) in net assets	$2,816,971	$694,126	$26,931,211	$20,994,795	$(88,041)	$5,507,925	$490,142	$-

Net Assets:
Beginning of year	$694,126	$-	$20,994,795	$-	$18,344,566	$12,836,641	$-	$-
End of year	$3,511,097	$694,126	$47,926,006	$20,994,795	$18,256,525	$18,344,566	$490,142	$-

Unit Transactions:
Beginning of year	67,201	-	1,693,151	-	1,046,871	960,307	-	-
Purchased	153,503	135,987	1,766,093	1,758,246	27,704	185,843	41,669	-
Transferred between Sub-Accounts and Fixed Accumulation Account	174,566	(56,028)	284,725	17,681	(40,192)	(28,007)	8,714	-
Withdrawn, surrendered and Annuitized	(54,946)	(12,758)	(147,911)	(82,776)	(66,683)	(71,272)	(1,655)	-
End of year	340,324	67,201	3,596,058	1,693,151	967,700	1,046,871	48,728	-

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts, Regatta Choice II contracts, Regatta Masters Extra contracts, Regatta Masters Choice contracts, Regatta Masters Access contracts, Regatta Masters Flex contracts, Regatta Masters IV contracts and Regatta Masters VII contracts (collectively, the "Contracts") and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust and exists in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds registered under the Investment Act of 1940. With respect to the Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts and the Regatta Choice II contracts, the funds include MFS/Sun Life Series Trust (the "Series Trust"). With respect to the Regatta Masters Extra contracts, Regatta Masters Choice contracts, Regatta Masters Access contracts, Regatta Masters Flex contracts, Regatta Masters IV contracts and the Regatta Masters VII contracts, the funds include Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Liberty Variable Investment Trust, Lord Abbett Series Fund, Inc., The "Series Trust", Nations Marsico, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and Sun Capital Advisers Trust (collectively with the Series Trust, the "Funds").

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Funds shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by participants under the Contracts are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8	Level 9

Regatta contracts	1.25%	1.10%
Regatta Gold contracts	1.25%
Regatta Classic contracts	1.00%
Regatta Platinum contracts	1.25%
Regatta Extra contracts	1.30%	1.45%	1.55%	1.70%
Regatta Choice contracts	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%
Regatta Access contracts	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%
Regatta Flex 4 contracts	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%
Regatta Flex II contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Regatta Choice II contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Regatta Masters Extra contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%
Regatta Masters Choice contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Regatta Masters Access contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
Regatta Masters Flex contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Regatta Masters IV contracts	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Regatta Masters VII contracts	1.00%	1.10%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%

Each year on the account anniversary, an account administration fee ("Account Fee") equal to $30 in the case of Regatta contracts, the lesser of $30 or 2% of the participant's account value in the case of Regatta Gold contracts, the lesser of $35 or 2% of the participant's account value in the case of Regatta Platinum contracts, $35 in the case of Regatta Extra and Regatta Choice contracts, and $50 in the case of Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts (after account year 5, the Account Fee, for Regatta Gold, Regatta Platinum, Regatta Extra and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

Massachusetts Financial Services Company is the investment adviser to the Series Trust. Sun Capital Advisers, Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .57% to 1.74% and 1.25% of the Funds' net assets, respectively.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

The Sponsor does not deduct a sales charge from purchase payments. However, in the case of Regatta Gold, Regatta Platinum and Regatta Flex 4, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Choice, a withdrawal charge of up to 7% and in the case of Regatta, Regatta Extra, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts, a withdrawal charge of up to 8% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Classic contracts, a withdrawal charge of 1% is applied to purchase payments withdrawn which have been credited to a participant's account for less than one year.

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the net assets attributable to Regatta, Regatta Gold, Regatta Platinum, Regatta Masters Extra and Regatta Masters Choice and an effective annual rate of 0.20% of the net assets attributable to Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts.

As reimbursement for administrative expenses attributable to Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts, which exceed the revenues received from the Account Fees described above derived from such contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

For the year ended December 31, 2005, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the "Withdrawals, surrenders, annuitizations and contract charges" line of the Statements of Changes in Net Assets.

	Contract Charges	Surrender Charges
Fidelity Variable Insurance Products Funds
VIP Freedom 2010 Portfolio (F10)	$	$
VIP Freedom 2015 Portfolio (F15)
VIP Freedom 2020 Portfolio (F20)
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund (FMS)	4,948	28,987
Templeton Developing Markets Securities Fund (TDM)	8
Templeton Growth Securities Fund Class 2 (FTG)	1,234	5,222
Templeton International Securities Fund (FTI)	28,857	147,363
Franklin Value Securities Fund (FVS)	4,894	13,677
Liberty Variable Investment Trust
Colonial Small Cap Variable Series (CSC)
Wanger Select Fund (WTF)	2	42
Wanger US Small Cap Fund (USC)
Lord Abbett Series Fund, Inc.
All Value Portfolio (LAV)	1,465	12,698
Growth & Income Portfolio (LA1)	29,895	95,087
Growth Opportunities Portfolio (LA9)	14,484	18,970
Mid-Cap Value (LA2)	13,538	31,434
MFS/Sun Life Series Trust:
Bond S Class (MF7)	19,492	124,849
Bond Series (BDS)	47,192	112,932
Capital Appreciation S Class (MFD)	10,248	54,679
Capital Appreciation Series (CAS)	330,484	272,749
Capital Opportunities S Class (CO1)	6,131	25,917
Capital Opportunities Series (COS)	121,226	124,890
Emerging Growth S Class (MFF)	7,334	26,303
Emerging Growth Series (EGS)	233,720	70,991

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

	Contract Charges	Surrender Charges
MFS/Sun Life Series Trust - continued
Emerging Markets Equity S Class (EM1)	$ 2,191	$ 14,149
Emerging Markets Equity Series (EME)	25,555	48,708
Global Governments S Class (GG1)	1,417	9,954
Global Governments Series (GGS)	24,120	49,891
Global Growth S Class (GG2)	2,476	9,294
Global Growth Series (GGR)	69,784	106,725
Global Total Return S Class (GT2)	4,090	10,421
Global Total Return Series (GTR)	57,991	49,111
Government Securities S Class (MFK)	46,163	422,284
Government Securities Series (GSS)	141,815	396,744
High Yield S Class (MFC)	36,677	158,585
High Yield Series (HYS)	95,849	178,395
International Growth S Class (IG1)	6,011	18,168
International Growth Series (IGS)	51,659	73,613
International Investors Trust S Class (MI1)	2,238	4,341
International Investors Trust Series (MII)	32,534	10,536
Managed Sectors S Class (MS1)	492	714
Managed Sectors Series (MSS)	23,217	23,897
Massachusetts Investors Growth Stock S Class (M1B)	22,338	106,130
Massachusetts Investors Growth Stock Series (MIS)	202,150	375,872
Massachusetts Investors Trust S Class (MFL)	36,079	217,624
Massachusetts Investors Trust Series (MIT)	424,316	953,460
Mid Cap Growth S Class (MC1)	17,493	53,465
Mid Cap Growth Series (MCS)	30,122	12,231
Mid Cap Value S Class (MCV)	9,410	43,451
Money Market S Class (MM1)	32,659	265,016
Money Market Series (MMS)	124,499	602,613
New Discovery S Class (M1A)	29,326	89,822
New Discovery Series (NWD)	65,285	179,060
Research S Class (RE1)	7,362	49,196
Research Series (RES)	218,043	75,681
Research Growth and Income S Class (RG1)	2,767	14,626
Research Growth and Income Series (RGS)	30,680	43,387
Research International S Class (RI1)	21,118	81,808
Research International Series (RIS)	26,295	122,300
Strategic Growth S Class (SG1)	13,147	76,674
Strategic Growth Series (SGS)	20,716	23,132
Strategic Income S Class (SI1)	6,211	44,353
Strategic Income Series (SIS)	17,524	61,961
Strategic Value S Class (SVS)	2,808	6,205
Technology S Class (TE1)	1,779	7,141
Technology Series (TEC)	13,447	39,193
Total Return S Class (MFJ)	126,634	787,282
Total Return Series (TRS)	479,278	819,735
Utilities S Class (MFE)	7,794	42,781
Utilities Series (UTS)	120,827	292,869
Value S Class (MV1)	28,852	180,817
Value Series (MVS)	95,930	273,637
Nations Marsico
Nations Marsico 21st Century Portfolio (NMT)
Nations Marsico Growth Portfolio (NNG)
Nations Marsico International Opportunities Portfolio (NMI)

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

	Contract Charges	Surrender Charges
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	$ 8,363	$ 40,304
Global Securities Fund (OGG)	914	3,036
Main St. Growth and Income Fund (OMG)	22,662	187,051
Main St. Small Cap Growth Fund (OMS)	2,922	7,808
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio (PMB)	860	3,174
Low Duration Portfolio (PLD)	20,814	247,989
Real Return Bond Portfolio (PRR)	7,281	72,318
Total Return Bond Portfolio (PTR)	12,808	120,000
VIT All Asset Portfolio (PRA)
VIT Commodity Real Return Strategy Portfolio (PCR)
Sun Capital Advisers Trust
All Cap S Class (SSA)	350	3,630
Investment Grade Bond S Class (IGB)	469	30,939
Real Estate Fund S Class (SRE)	15,145	40,718
Real Estate Fund (SC3)	7,714	25,475
Sun Capital Money Market S Class (CMM)

(4) Annuity Reserves

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic and Regatta Platinum as stated in each participant's contract or certificate, as applicable if the contract's annuity commencement date is before January 1, 2000. Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table and an assumed rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic and Regatta Platinum as stated in each participant's contract or certificate, as applicable if the contract's annuity commencement date is on or after January 1, 2000. Annuity reserves are calculated using the 2000 Annuitant Mortality Table and an assumed rate of 3% for Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Extra, and Regatta Masters Flex. Due to the demographics of Regatta Flex II, Regatta Choice II, Regatta Masters IV and Regatta Masters VII, no reserves were required at year-end. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares of the Funds for each Sub-Account for the year ended December 31, 2005:

	Purchases	Sales
Fidelity Variable Insurance Products Funds
VIP Freedom 2010 Portfolio (F10)	$245,160	$18
VIP Freedom 2015 Portfolio (F15)	270,411	154
VIP Freedom 2020 Portfolio (F20)	108,568	168
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund (FMS)	12,406,391	2,172,831
Templeton Developing Markets Securities Fund (TDM)	952,222	58,766
Templeton Growth Securities Fund Class 2 (FTG)	6,048,725	863,696
Templeton International Securities Fund (FTI)	112,880,272	14,053,596
Franklin Value Securities Fund (FVS)	7,720,722	3,061,338

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued

	Purchases	Sales
Liberty Variable Investment Trust
Colonial Small Cap Variable Series (CSC)	$6,231	$41
Wanger Select Fund (WTF)	403,752	20,371
Wanger US Small Cap Fund (USC)	7,732	8
Lord Abbett Series Fund, Inc.
All Value Portfolio (LAV)	4,615,161	827,876
Growth & Income Portfolio (LA1)	82,565,435	36,145,957
Growth Opportunities (LA9)	17,754,004	1,465,067
Mid-Cap Value (LA2)	25,432,349	20,774,481
MFS/Sun Life Series Trust:
Bond S Class (MF7)	17,866,194	11,191,692
Bond Series (BDS)	25,750,434	36,807,112
Capital Appreciation S Class (MFD)	7,348,405	7,998,148
Capital Appreciation Series (CAS)	119,645,496	142,525,837
Capital Opportunities S Class (CO1)	1,298,830	3,043,870
Capital Opportunities Series (COS)	5,284,104	56,824,058
Emerging Growth S Class (MFF)	2,017,416	3,324,240
Emerging Growth Series (EGS)	5,215,071	91,273,731
Emerging Markets Equity S Class (EM1)	3,573,824	1,936,762
Emerging Markets Equity Series (EME)	20,560,717	16,841,206
Global Governments S Class (GG1)	1,606,227	1,330,648
Global Governments Series (GGS)	11,915,042	14,865,616
Global Growth S Class (GG2)	753,689	1,614,660
Global Growth Series (GGR)	3,323,498	35,438,414
Global Total Return S Class (GT2)	5,540,252	2,309,249
Global Total Return Series (GTR)	35,261,931	28,707,112
Government Securities S Class (MFK)	68,552,699	27,856,128
Government Securities Series (GSS)	41,233,313	94,907,529
High Yield S Class (MFC)	46,668,882	38,822,720
High Yield Series (HYS)	40,879,883	78,678,387
International Growth S Class (IG1)	2,182,405	3,752,004
International Growth Series (IGS)	10,609,046	25,305,061
International Investors Trust S Class (MI1)	4,419,564	1,325,629
International Investors Trust Series (MII)	29,392,049	17,341,459
Managed Sectors S Class (MS1)	1,516,584	4,226,004
Managed Sectors Series (MSS)	1,273,557	121,059,002
Massachusetts Investors Growth Stock S Class (M1B)	12,276,686	12,276,702
Massachusetts Investors Growth Stock Series (MIS)	10,198,022	89,023,554
Massachusetts Investors Trust S Class (MFL)	114,535,760	14,905,795
Massachusetts Investors Trust Series (MIT)	17,083,512	207,829,139
Mid Cap Growth S Class (MC1)	3,985,431	8,677,860
Mid Cap Growth Series (MCS)	6,596,870	23,269,710
Mid Cap Value S Class (MCV)	8,101,460	5,505,420
Money Market S Class (MM1)	98,535,908	65,372,213
Money Market Series (MMS)	107,122,787	143,460,691
New Discovery S Class (M1A)	32,456,925	9,173,742
New Discovery Series (NWD)	6,890,959	39,683,370
Research S Class (RE1)	5,642,884	4,957,344
Research Series (RES)	6,023,029	94,678,222

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued

	Purchases	Sales
MFS/Sun Life Series Trust - continued
Research Growth and Income S Class (RG1)	$1,160,244	$1,617,952
Research Growth and Income Series (RGS)	9,725,296	16,320,093
Research International S Class (RI1)	30,003,722	13,661,419
Research International Series (RIS)	10,163,973	16,347,129
Strategic Growth S Class (SG1)	5,954,583	7,692,479
Strategic Growth Series (SGS)	3,146,152	12,171,949
Strategic Income S Class (SI1)	4,812,965	4,966,378
Strategic Income Series (SIS)	11,909,107	14,781,417
Strategic Value S Class (SVS)	2,220,851	1,862,551
Technology S Class (TE1)	303,691	723,419
Technology Series (TEC)	1,786,097	6,739,738
Total Return S Class (MFJ)	271,797,098	66,747,186
Total Return Series (TRS)	95,300,781	253,373,559
Utilities S Class (MFE)	14,016,283	5,137,646
Utilities Series (UTS)	22,043,845	52,078,735
Value S Class (MV1)	19,075,770	17,930,565
Value Series (MVS)	23,603,475	59,927,502
Nations Marsico Fund
Nations Marsico 21st Century Portfolio (NMT)	5,233	4
Nations Marsico Growth Portfolio (NNG)	51,063	3,419
Nations Marsico International Opportunities Portfolio (NMI)	14,353	115
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	6,014,377	4,261,920
Global Securities Fund (OGG)	6,936,824	941,705
Main St. Growth and Income Fund (OMG)	129,308,998	8,206,352
Main St. Small Cap Growth Fund (OMS)	3,574,691	1,741,401
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio (PMB)	4,053,989	612,805
Low Duration Portfolio (PLD)	133,107,656	13,653,976
Real Return Bond Portfolio (PRR)	15,381,242	5,515,751
Total Return Bond Portfolio (PTR)	19,963,136	10,413,649
VIT All Asset Portfolio (PRA)	193,584	245
VIT Commodity Real Return Strategy Portfolio (PCR)	531,376	24,774
Sun Capital Advisers Trust
All Cap S Class (SSA)	1,294,440	584,197
Investment Grade Bond S Class (IGB)	3,656,714	754,257
Real Estate Fund S Class (SRE)	29,947,502	3,633,620
Real Estate Fund (SC3)	3,787,527	3,725,951
Sun Capital Money Market S Class (CMM)	511,685	21,543

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of unit values, units outstanding for variable annuity contracts, net assets, investment income ratio, expense ratio's, excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
F10
	December 31, 2005 (f)	23,605	$ 10.32	to	10.32	$243,563	0.87%	1.35	to	1.35%	3.18%
F15
	December 31, 2005 (f)	25,858	10.39	to	10.39	268,544	1.11	1.35	to	1.85	3.85	to	3.94
F20
	December 31, 2005 (f)	10,353	10.43	to	10.43	107,943	0.83	1.35	to	1.90	4.25	to	4.35
FMS
	December 31, 2005	1,886,907	12.03	to	15.18	27,978,414	0.87	1.30	to	2.30	8.02	to	9.12
	December 31, 2004	1,146,446	11.11	to	13.92	15,778,515	0.75	1.25	to	2.30	10.03	to	11.15	(y)
	December 31, 2003	489,937	12.26	to	12.53	6,110,725	0.78	1.35	to	2.30	22.27	to	23.46	(y)
	December 31, 2002 (b)	35,337	10.12	to	10.15	357,959	-	1.35	to	2.30	1.16	to	1.48
TDM
	December 31, 2005 (f)	82,552	11.19	to	11.21	924,837	-	1.35	to	2.30	11.94	to	12.12
FTG
	December 31, 2005	518,022	12.21	to	16.98	8,461,348	0.99	1.30	to	2.30	6.37	to	7.45
	December 31, 2004 (d)	185,270	11.45	to	15.81	2,822,852	1.01	1.25	to	2.30	13.35	to	14.58	(y)
FTI
	December 31, 2005	15,021,292	12.56	to	16.36	236,905,307	1.11	1.30	to	2.55	7.37	to	8.74
	December 31, 2004	8,240,520	11.64	to	15.11	120,369,576	1.01	1.25	to	2.55	15.50	to	16.92	(y)
	December 31, 2003	1,734,535	12.39	to	12.97	21,780,367	0.81	1.35	to	2.55	26.43	to	30.43	(y)
	December 31, 2002 (b)	109,241	9.59	to	9.63	1,049,989	-	1.35	to	2.30	(4.08)	to	(3.72)
FVS
	December 31, 2005	1,065,024	12.66	to	17.87	18,622,511	0.75	1.30	to	2.30	6.27	to	7.36
	December 31, 2004	784,791	11.88	to	16.66	12,898,583	0.18	1.25	to	2.30	18.84	to	22.07	(y)
	December 31, 2003	403,105	13.34	to	13.64	5,464,413	0.16	1.35	to	2.30	29.09	to	30.34	(y)
	December 31, 2002 (b)	20,281	10.44	to	10.47	211,927	-	1.35	to	2.30	4.35	to	4.68
CSC
	December 31, 2005 (e)	583	10.64	to	10.65	6,200	-	1.55	to	1.65	6.38	to	6.46
WTF
	December 31, 2005 (e)	36,338	11.48	to	11.55	418,444	-	1.35	to	2.05	14.82	to	15.46
USC
	December 31, 2005 (e)	699	11.07	to	11.07	7,735	-	1.65	to	1.65	10.71
LAV
	December 31, 2005	673,060	12.18	to	12.52	8,330,401	0.45	1.35	to	2.30	4.50	to	5.51
	December 31, 2004 (d)	344,432	11.63	to	11.86	4,063,023	0.73	1.25	to	2.30	13.04	to	16.27	(y)
LA1
	December 31, 2005	11,563,674	11.57	to	15.69	174,257,651	1.17	1.30	to	2.55	0.62	to	1.91
	December 31, 2004	8,986,821	11.45	to	15.40	133,211,678	1.31	1.25	to	2.55	9.77	to	14.82	(y)
	December 31, 2003	2,488,679	11.91	to	13.86	33,267,291	1.89	1.35	to	2.55	19.13	to	29.25	(y)
	December 31, 2002 (b)	33,508	10.69	to	10.72	358,622	4.77	1.35	to	2.30	6.89	to	7.22
LA9
	December 31, 2005	2,675,259	11.28	to	12.51	30,716,359	-	1.30	to	2.55	1.96	to	3.27
	December 31, 2004 (d)	1,203,674	11.06	to	12.11	13,428,847	-	1.25	to	2.55	8.39	to	21.12	(y)
LA2
	December 31, 2005	2,743,587	12.55	to	17.17	45,585,122	0.51	1.30	to	2.55	5.47	to	6.82
	December 31, 2004	2,592,930	11.83	to	16.08	40,628,899	0.51	1.25	to	2.55	18.32	to	22.36	(y)
	December 31, 2003	437,574	12.45	to	13.14	5,685,572	1.01	1.35	to	2.30	20.80	to	23.07	(y)
	December 31, 2002 (b)	26,664	10.64	to	10.68	284,181	3.92	1.35	to	2.30	6.40	to	6.79
MF7
	December 31, 2005	6,270,011	10.34	to	12.47	75,047,190	5.84	1.00	to	2.55	(0.99)	to	0.58
	December 31, 2004	6,078,648	10.44	to	12.39	72,842,791	5.91	1.00	to	2.55	3.20	to	4.85	(y)
	December 31, 2003	5,706,413	10.12	to	11.82	65,794,236	4.22	1.00	to	2.55	1.15	to	8.34	(y)
	December 31, 2002	3,399,082	10.56	to	10.91	36,841,435	3.50	1.00	to	2.10	5.58	to	8.81
	December 31, 2001 (a)	1,039,445	10.06	to	10.08	10,465,489	-	1.15	to	1.85	0.01	to	0.81

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
BDS
	December 31, 2005	9,925,405	$ 13.32	to	14.60	$141,413,865	6.16%	1.15	to	1.85%	(0.12)	to	0.60%
	December 31, 2004	11,381,676	13.32	to	14.54	161,562,164	6.19	1.15	to	1.85	4.28	to	5.04
	December 31, 2003	14,515,463	12.47	to	13.88	196,808,905	5.07	1.15	to	1.85	7.69	to	8.62 (y)
	December 31, 2002	16,672,091	11.84	to	12.82	209,295,113	3.62	1.00	to	1.85	7.56	to	8.50
	December 31, 2001	14,562,283	10.99	to	11.87	169,138,563	3.26	1.00	to	1.85	5.79	to	6.71
MFD
	December 31, 2005	3,518,217	8.69	to	14.58	32,540,878	0.37	1.00	to	2.30	(1.67)	to	(0.37)
	December 31, 2004	3,522,979	8.80	to	14.66	32,971,898	-	1.00	to	2.10	8.23	to	9.67 (y)
	December 31, 2003	3,536,749	8.09	to	13.40	30,045,935	-	1.00	to	2.30	25.40	to	27.07 (y)
	December 31, 2002	3,163,343	6.42	to	10.56	20,470,534	0.15	1.00	to	2.10	(33.81)	to	5.64
	December 31, 2001 (a)	1,178,384	9.70	to	9.72	11,446,860	-	1.15	to	1.85	(2.99)	to	(2.75)
CAS
	December 31, 2005	41,628,520	5.41	to	27.00	548,698,901	0.64	1.00	to	1.85	(0.95)	to	(0.09)
	December 31, 2004	41,868,827	5.46	to	27.13	564,955,111	0.06	1.00	to	1.85	8.96	to	9.91
	December 31, 2003	47,654,629	5.00	to	24.78	612,259,795	-	1.00	to	1.85	26.33	to	27.42 (y)
	December 31, 2002	53,276,821	3.95	to	19.52	560,298,723	0.17	1.00	to	1.85	(80.74)	to	(33.06)
	December 31, 2001	64,553,284	5.93	to	32.05	1,061,993,683	0.36	1.00	to	1.85	(26.71)	to	(26.07)
CO1
	December 31, 2005	1,483,374	8.93	to	14.96	14,992,153	0.69	1.10	to	2.25	(0.96)	to	0.20
	December 31, 2004	1,675,705	8.98	to	14.94	16,686,864	0.29	1.10	to	2.25	9.93	to	16.04 (y)
	December 31, 2003	1,740,370	8.13	to	13.44	15,053,183	0.14	1.10	to	2.30	25.06	to	26.60 (y)
	December 31, 2002	1,659,796	6.47	to	10.63	10,868,241	0.06	1.10	to	2.30	(31.83)	to	6.30
	December 31, 2001 (a)	707,598	9.50	to	9.52	6,728,752	-	1.10	to	1.85	(5.03)	to	(4.80)
COS
	December 31, 2005	21,130,668	5.83	to	16.85	194,106,985	0.95	1.00	to	1.85	(0.24)	to	0.63
	December 31, 2004	26,220,995	5.83	to	16.81	245,462,968	0.49	1.00	to	1.85	10.70	to	11.67
	December 31, 2003	31,162,190	5.25	to	15.11	265,953,050	0.36	1.00	to	1.85	25.93	to	27.02
	December 31, 2002	36,579,889	4.15	to	11.94	248,530,711	0.09	1.00	to	1.85	(31.68)	to	(31.09)
	December 31, 2001	49,296,039	6.06	to	17.39	494,301,507	-	1.00	to	1.85	(26.32)	to	(25.71)
MFF
	December 31, 2005	1,747,003	9.53	to	16.31	18,519,452	-	1.00	to	2.30	6.40	to	7.81
	December 31, 2004	1,863,783	8.91	to	15.16	18,305,802	-	1.00	to	2.25	10.36	to	11.83 (y)
	December 31, 2003	1,705,653	8.04	to	13.58	14,517,814	-	1.15	to	2.25	28.12	to	29.83 (y)
	December 31, 2002	1,550,123	6.25	to	10.48	9,746,182	-	1.15	to	1.90	(35.57)	to	4.82
	December 31, 2001 (a)	526,836	9.69	to	9.72	5,113,096	-	1.15	to	1.85	(3.06)	to	(2.83)
EGS
	December 31, 2005	30,633,904	4.95	to	20.81	315,569,435	-	1.00	to	1.85	7.12	to	8.05
	December 31, 2004	37,868,174	4.62	to	19.33	375,214,309	-	1.00	to	1.85	11.14	to	12.11
	December 31, 2003	44,118,674	4.15	to	17.31	407,376,323	-	1.00	to	1.85	29.06	to	30.18
	December 31, 2002	50,696,788	3.22	to	13.35	370,438,018	-	1.00	to	1.85	(35.40)	to	(34.83)
	December 31, 2001	65,948,379	4.97	to	20.57	763,479,404	-	1.00	to	1.85	(35.80)	to	(35.24)
EM1
	December 31, 2005	441,657	11.24	to	25.83	10,352,754	0.51	1.15	to	2.25	12.42	to	34.88
	December 31, 2004	340,870	15.44	to	19.16	6,301,071	0.84	1.15	to	1.85	24.28	to	25.42 (y)
	December 31, 2003	336,533	12.42	to	15.28	4,983,507	0.39	1.15	to	2.05	49.01	to	50.38 (y)
	December 31, 2002	204,949	9.90	to	10.16	2,036,932	1.18	1.15	to	1.85	(3.93)	to	1.59
	December 31, 2001 (a)	36,622	10.30	to	10.33	377,616	-	1.15	to	1.85	3.01	to	3.27
EME
	December 31, 2005	3,923,235	19.11	to	22.64	81,260,933	0.68	1.00	to	1.85	34.24	to	35.40
	December 31, 2004	3,707,620	14.24	to	16.78	57,029,517	1.02	1.00	to	1.85	24.82	to	25.91
	December 31, 2003	3,765,936	11.40	to	13.38	46,170,963	0.59	1.00	to	1.85	49.78	to	51.08 (y)
	December 31, 2002	3,685,145	7.61	to	8.89	30,076,632	1.24	1.00	to	1.85	(3.75)	to	(2.92)
	December 31, 2001	3,800,561	7.91	to	9.19	31,963,479	-	1.00	to	1.85	(2.88)	to	(2.03)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
GG1
	December 31, 2005	327,850	$ 11.88	to	13.61	$4,232,469	10.41%	1.15	to	1.85%	(9.20)	to	(8.56	) %
	December 31, 2004	340,389	13.03	to	14.92	4,820,154	12.26	1.15	to	1.85	7.76	to	8.53	(y)
	December 31, 2003	408,658	12.03	to	13.74	5,349,433	5.62	1.15	to	1.85	13.17	to	13.98	(y)
	December 31, 2002	344,004	10.58	to	11.56	3,969,895	-	1.15	to	2.05	5.85	to	18.91
	December 31, 2001 (a)	17,109	9.70	to	9.72	166,093	-	1.15	to	1.85	(3.04)	to	(2.80)
GGS
	December 31, 2005	2,809,654	13.07	to	18.51	43,876,264	10.70	1.00	to	1.85	(8.92)	to	(8.13)
	December 31, 2004	3,280,149	14.35	to	20.22	56,460,907	12.59	1.00	to	1.85	8.02	to	8.96	(y)
	December 31, 2003	3,854,620	12.38	to	18.63	61,738,804	5.37	1.00	to	1.85	13.46	to	14.44	(y)
	December 31, 2002	4,610,834	11.71	to	16.34	64,709,568	-	1.00	to	1.85	18.39	to	19.25
	December 31, 2001	3,647,399	9.88	to	13.74	44,882,046	-	1.15	to	1.85	(3.96)	to	(3.11)
GG2
	December 31, 2005	552,979	12.32	to	16.98	7,538,233	0.23	1.00	to	2.10	7.44	to	8.64
	December 31, 2004	614,351	11.44	to	15.66	7,740,130	0.31	1.00	to	2.10	12.75	to	14.25
	December 31, 2003	615,859	10.10	to	13.74	6,778,114	0.26	1.00	to	2.30	32.02	to	33.78	(y)
	December 31, 2002	468,329	7.62	to	10.28	3,713,489	0.25	1.00	to	1.85	(21.15)	to	2.75
	December 31, 2001 (a)	140,349	9.66	to	9.68	1,357,130	-	1.15	to	1.85	(3.41)	to	(3.18)
GGR
	December 31, 2005	8,221,692	8.55	to	25.99	145,928,483	0.47	1.00	to	1.85	8.00	to	8.94
	December 31, 2004	9,885,010	7.91	to	23.95	165,248,378	0.48	1.00	to	1.85	13.47	to	14.45	(y)
	December 31, 2003	11,683,281	6.97	to	21.01	175,751,261	0.49	1.15	to	1.85	32.94	to	34.09	(y)
	December 31, 2002	13,695,036	5.24	to	15.73	157,722,758	0.28	1.15	to	1.85	(20.86)	to	(20.29)
	December 31, 2001	17,723,668	6.61	to	19.78	260,751,103	0.71	1.15	to	1.85	(21.18)	to	(20.61)
GT2
	December 31, 2005	1,195,804	13.44	to	14.93	16,498,684	3.81	1.00	to	2.05	1.42	to	2.51
	December 31, 2004	1,049,400	13.23	to	14.59	14,165,553	2.33	1.15	to	2.05	14.47	to	15.53	(y)
	December 31, 2003	965,835	11.53	to	12.64	11,304,042	2.14	1.15	to	2.05	20.02	to	21.13	(y)
	December 31, 2002	575,530	9.59	to	9.70	5,544,326	1.70	1.00	to	1.85	(1.45)	to	(0.60)
	December 31, 2001 (a)	151,199	9.73	to	9.75	1,472,798	-	1.15	to	1.85	(2.72)	to	(2.48)
GTR
	December 31, 2005	8,201,461	12.82	to	24.38	156,049,255	4.27	1.15	to	1.85	1.85	to	2.59
	December 31, 2004	8,363,603	12.58	to	23.82	160,297,490	2.50	1.15	to	1.85	14.94	to	15.78
	December 31, 2003	8,836,494	10.94	to	20.63	151,229,262	2.10	1.15	to	1.85	20.70	to	21.58	(y)
	December 31, 2002	5,490,465	9.06	to	17.01	76,987,347	1.91	1.15	to	1.85	(1.26)	to	(0.54)
	December 31, 2001	5,780,805	9.17	to	17.14	84,171,649	4.19	1.15	to	1.85	(7.93)	to	(7.26)
MFK
	December 31, 2005	19,255,861	9.87	to	11.47	205,291,955	4.32	1.00	to	2.55	(0.59)	to	0.99
	December 31, 2004	15,785,190	9.93	to	11.35	169,069,438	5.19	1.00	to	2.55	0.86	to	2.51	(y)
	December 31, 2003	12,383,782	9.84	to	11.05	131,892,096	3.98	1.10	to	2.55	(1.64)	to	0.85	(y)
	December 31, 2002	8,558,119	10.21	to	10.96	93,288,471	3.90	1.00	to	2.30	2.09	to	8.34
	December 31, 2001 (a)	2,355,604	10.10	to	10.12	23,818,975	-	1.15	to	1.85	0.99	to	1.24
GSS
	December 31, 2005	22,849,712	12.14	to	19.27	344,042,581	4.75	1.00	to	1.85	0.42	to	1.28
	December 31, 2004	26,991,543	12.08	to	19.10	406,733,201	5.63	1.00	to	1.85	1.84	to	2.72
	December 31, 2003	35,262,145	11.85	to	18.66	521,823,973	4.70	1.00	to	1.85	0.26	to	1.13
	December 31, 2002	50,577,174	11.80	to	18.52	743,720,269	4.46	1.00	to	1.85	7.77	to	8.71
	December 31, 2001	43,557,072	10.94	to	20.29	595,911,760	5.36	1.00	to	1.85	5.45	to	6.37
MFC
	December 31, 2005	7,227,900	10.62	to	13.73	95,167,528	7.45	1.00	to	2.55	(0.66)	to	0.92
	December 31, 2004	7,034,638	10.65	to	13.63	92,066,666	6.45	1.00	to	2.55	6.49	to	8.27	(y)
	December 31, 2003	6,699,213	10.89	to	12.65	81,254,026	8.01	1.10	to	2.55	8.91	to	20.00	(y)
	December 31, 2002	3,266,770	9.91	to	10.61	32,604,716	9.43	1.00	to	2.25	0.07	to	6.09
	December 31, 2001 (a)	838,150	9.87	to	9.89	8,280,487	-	1.15	to	1.85	(1.34)	to	(1.09)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	Lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
HYS
	December 31, 2005	14,094,783	$11.89	to	23.13	$214,798,743	8.45%	1.00	to	1.85%	0.31	to	1.17%
	December 31, 2004	17,473,238	11.85	to	22.95	267,795,978	7.78	1.00	to	1.85	7.51	to	8.45
	December 31, 2003	21,115,563	11.02	to	21.25	302,952,628	8.99	1.00	to	1.85	19.20	to	20.23
	December 31, 2002	20,985,015	9.24	to	17.74	257,293,833	10.19	1.00	to	1.85	0.80	to	1.67
	December 31, 2001	24,640,912	9.16	to	17.52	301,095,084	9.61	1.00	to	1.85	(0.14)	to	0.73
IG1
	December 31, 2005	1,221,898	14.56	to	18.52	18,247,713	0.70	1.00	to	2.05	12.28	to	13.48
	December 31, 2004	1,328,474	12.95	to	16.35	17,567,913	0.38	1.00	to	2.05	16.14	to	17.39 (y)
	December 31, 2003	1,333,889	11.12	to	13.96	15,049,223	0.54	1.15	to	2.05	35.52	to	36.97 (y)
	December 31, 2002	1,265,240	8.19	to	10.21	10,427,953	0.64	1.15	to	1.85	(14.25)	to	2.09
	December 31, 2001	326,874	9.49	to	9.51	3,104,040		1.15	to	1.85	(5.15)	to	(4.91)
IGS
	December 31, 2005	8,840,529	11.68	to	15.87	119,334,575	0.93	1.00	to	1.85	12.79	to	13.76
	December 31, 2004	9,969,224	10.35	to	13.97	119,165,042	0.56	1.00	to	1.85	16.73	to	17.75
	December 31, 2003	10,442,087	8.86	to	11.88	106,629,189	0.75	1.00	to	1.85	36.10	to	37.28
	December 31, 2002	11,708,342	6.51	to	8.67	87,260,895	0.56	1.00	to	1.85	(13.52)	to	(12.77)
	December 31, 2001	13,618,628	7.52	to	9.95	116,926,690	0.71	1.00	to	1.85	(34.69)	to	(18.28)
MI1
	December 31, 2005	661,889	15.97	to	19.40	10,873,687	0.88	1.15	to	1.85	12.81	to	13.62
	December 31, 2004	464,476	14.15	to	17.08	6,685,849	0.67	1.15	to	1.85	25.37	to	26.27
	December 31, 2003	399,293	11.29	to	13.53	4,572,074	0.68	1.15	to	1.85	30.74	to	31.67 (y)
	December 31, 2002	253,434	8.63	to	10.28	2,198,379	0.97	1.15	to	1.85	(7.70)	to	2.84
	December 31, 2001 (a)	45,114	9.36	to	9.38	422,349		1.15	to	1.85	(6.45)	to	(6.21)
MII
	December 31, 2005	5,984,457	13.81	to	21.64	105,062,829	1.11	1.00	to	1.85	13.09	to	14.07
	December 31, 2004	5,206,659	12.20	to	19.04	82,150,477	0.73	1.00	to	1.85	25.65	to	26.74 (y)
	December 31, 2003	4,579,850	9.71	to	15.08	58,724,401	1.02	1.15	to	1.85	31.16	to	32.29 (y)
	December 31, 2002	4,845,066	7.40	to	11.44	48,423,016	0.81	1.15	to	1.85	(7.68)	to	(7.01)
	December 31, 2001	5,653,736	8.01	to	12.34	61,526,355	1.98	1.15	to	1.85	(14.32)	to	(6.98)
MS1
	December 31, 2005 (z)						0.31	0.33	to	0.62	(7.87)	to	(7.63)
	December 31, 2004	319,540	8.92	to	13.84	2,927,004	-	1.00	to	1.85	4.47	to	5.38
	December 31, 2003	328,461	8.54	to	13.16	2,863,166	-	1.00	to	1.85	22.60	to	23.66 (y)
	December 31, 2002	320,127	6.97	to	10.65	2,241,427	-	1.00	to	1.85	(27.52)	to	6.55
	December 31, 2001 (a)	78,580	9.61	to	9.64	756,187	-	1.15	to	1.85	(3.86)	to	(3.62)
MSS
	December 31, 2005 (z)						0.55	0.38	to	0.62	(7.78)	to	(7.57)
	December 31, 2004	10,357,284	4.90	to	21.94	129,404,429	0.04	1.15	to	1.85	4.71	to	5.48
	December 31, 2003	12,280,302	4.68	to	20.85	148,949,104	-	1.15	to	1.85	22.97	to	23.86
	December 31, 2002	14,253,338	3.80	to	16.88	143,971,087	-	1.15	to	1.85	(77.23)	to	(26.83)
	December 31, 2001	18,605,449	5.24	to	27.47	262,609,717	-	1.15	to	1.85	(36.72)	to	(36.26)
M1B
	December 31, 2005	7,285,892	9.11	to	13.85	78,659,290	0.28	1.00	to	2.55	1.51	to	3.12
	December 31, 2004	7,277,585	8.91	to	13.46	75,706,711	-	1.00	to	2.55	6.56	to	8.26 (y)
	December 31, 2003	6,650,621	8.30	to	12.45	61,950,966	-	1.00	to	2.55	10.66	to	21.62 (y)
	December 31, 2002	4,230,272	6.88	to	10.26	29,392,471	0.12	1.00	to	2.10	(29.45)	to	2.61
	December 31, 2001	1,419,642	9.76	to	9.78	13,864,858	-	1.10	to	1.85	(2.45)	to	(2.21)
MIS
	December 31, 2005	43,809,878	6.05	to	10.75	365,666,252	0.52	1.00	to	1.85	2.45	to	3.33
	December 31, 2004	52,900,145	5.90	to	10.42	431,900,622	0.07	1.00	to	1.85	7.58	to	8.51
	December 31, 2003	61,247,213	5.48	to	9.62	464,658,182	-	1.00	to	1.85	21.11	to	22.15
	December 31, 2002	65,830,913	4.52	to	7.88	411,220,281	0.15	1.00	to	1.85	(29.39)	to	(28.78)
	December 31, 2001	82,854,696	6.40	to	11.08	733,044,616	0.11	1.00	to	1.85	(26.29)	to	(25.65)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

(z) Fund closed during the year

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
MFL
	December 31, 2005	14,452,676	$ 10.35	to	14.83	$185,054,959	0.84%	1.00	to	2.55%	4.69	to	6.35%
	December 31, 2004	7,171,814	9.81	to	13.97	75,087,391	0.83	1.00	to	2.25	9.16	to	14.32 (y)
	December 31, 2003	7,446,726	8.95	to	12.66	69,845,786	0.92	1.00	to	2.30	19.64	to	21.23 (y)
	December 31, 2002	6,235,850	7.45	to	10.46	46,842,065	0.95	1.00	to	2.10	(22.85)	to	4.61
	December 31, 2001 (a)	1,960,395	9.65	to	9.68	18,941,390		1.15	to	1.85	(3.49)	to	(3.26)
MIT
	December 31, 2005	59,467,044	8.59	to	30.36	858,600,168	0.97	1.00	to	1.85	5.72	to	6.63
	December 31, 2004	71,195,865	8.12	to	28.58	993,646,065	1.03	1.00	to	1.85	9.91	to	10.86
	December 31, 2003	82,105,319	7.39	to	25.88	1,068,836,521	1.14	1.00	to	1.85	20.56	to	21.61
	December 31, 2002	93,484,847	6.12	to	21.36	1,027,852,421	1.03	1.00	to	1.85	(22.69)	to	(22.01)
	December 31, 2001	114,934,813	7.92	to	27.50	1,672,347,859	0.81	1.00	to	1.85	(17.30)	to	(16.58)
MC1
	December 31, 2005	3,978,465	7.61	to	16.61	40,389,836	-	1.00	to	2.55	0.16	to	1.75
	December 31, 2004	4,467,480	7.55	to	16.36	44,072,943	-	1.00	to	2.55	11.36	to	13.14
	December 31, 2003	4,289,811	6.73	to	14.49	36,228,952	-	1.00	to	2.55	21.51	to	35.96 (y)
	December 31, 2002	2,772,461	4.99	to	10.67	14,018,481	-	1.00	to	2.25	(48.15)	to	6.72
	December 31, 2001 (a)	723,935	9.63	to	9.65	6,977,776	-	1.15	to	1.85	(3.73)	to	(3.50)
MCS
	December 31, 2005	12,048,420	5.37	to	5.78	68,651,430	-	1.15	to	1.85	1.20	to	1.93
	December 31, 2004	14,935,080	5.31	to	5.67	83,825,087	-	1.15	to	1.85	12.50	to	13.32
	December 31, 2003	15,334,959	4.71	to	5.00	76,141,789	-	1.15	to	1.85	35.33	to	36.31
	December 31, 2002	10,939,748	3.48	to	3.67	39,906,465	-	1.15	to	1.85	(48.14)	to	(47.76)
	December 31, 2001	10,773,649	6.70	to	7.02	75,425,977	0.07	1.15	to	1.85	(24.62)	to	(24.06)
MCV
	December 31, 2005	1,682,084	12.68	to	17.29	25,549,351	-	1.15	to	2.55	4.67	to	6.17
	December 31, 2004	1,649,863	12.05	to	16.30	23,975,740	-	1.15	to	2.55	18.64	to	20.35 (y)
	December 31, 2003	1,271,769	10.10	to	13.55	15,678,656	0.03	1.15	to	2.55	22.81	to	30.39 (y)
	December 31, 2002 (c)	86,168	7.83	to	10.40	703,547	-	1.15	to	2.05	(21.69)	to	3.97
MM1
	December 31, 2005	11,958,338	9.59	to	10.10	117,199,576	2.49	1.00	to	2.55	(0.14)	to	1.44
	December 31, 2004	8,633,307	9.58	to	9.99	84,038,433	0.64	1.00	to	2.55	(2.00)	to	(0.11) (y)
	December 31, 2003	4,896,722	9.75	to	9.98	48,317,367	0.38	1.00	to	2.55	(1.93)	to	(0.63) (y)
	December 31, 2002	5,279,063	9.92	to	10.04	52,748,947	1.00	1.00	to	2.10	(0.85)	to	0.01
	December 31, 2001 (a)	2,033,294	10.01	to	10.03	20,484,394	0.52	1.15	to	1.85	0.09	to	0.34
MMS
	December 31, 2005	15,938,732	10.17	to	13.48	191,927,367	2.67	1.00	to	1.85	0.82	to	1.70
	December 31, 2004	19,134,186	10.06	to	13.31	228,260,816	0.80	1.00	to	1.85	(1.04)	to	(0.19)
	December 31, 2003	27,710,277	10.14	to	13.38	333,687,915	0.64	1.00	to	1.85	(1.23)	to	(0.38)
	December 31, 2002	47,957,226	10.25	to	13.48	581,571,010	1.26	1.00	to	1.85	(55.73)	to	0.26
	December 31, 2001	53,824,814	10.28	to	15.07	654,496,482	3.49	1.00	to	1.85	1.85	to	2.74
M1A
	December 31, 2005	6,422,025	9.54	to	15.10	82,239,579	-	1.00	to	2.55	2.29	to	3.91
	December 31, 2004	4,707,914	9.28	to	14.56	54,151,676	-	1.00	to	2.55	4.47	to	26.21 (y)
	December 31, 2003	3,069,941	8.84	to	13.75	28,856,139	-	1.00	to	2.30	22.94	to	33.66 (y)
	December 31, 2002	2,530,871	6.69	to	10.30	17,111,473	-	1.00	to	2.05	(34.89)	to	2.98
	December 31, 2001 (a)	744,162	10.29	to	10.31	7,664,202	-	1.15	to	1.85	2.86	to	3.12
NWD
	December 31, 2005	12,797,342	7.66	to	15.12	137,501,927	-	1.00	to	1.85	3.27	to	4.16
	December 31, 2004	15,598,558	7.40	to	14.53	164,314,000	-	1.00	to	1.85	5.49	to	6.41
	December 31, 2003	17,567,342	6.99	to	13.68	176,434,664	-	1.00	to	1.85	32.79	to	33.94
	December 31, 2002	18,934,627	5.25	to	10.23	142,395,159	-	1.00	to	1.85	(34.69)	to	(34.13)
	December 31, 2001	20,720,859	8.01	to	15.54	238,495,660	-	1.00	to	1.85	(8.76)	to	(6.20)
RE1
	December 31, 2005	2,260,668	10.38	to	15.65	27,431,958	0.37	1.10	to	2.25	5.29	to	6.53
	December 31, 2004	2,212,955	9.82	to	14.71	24,899,828	0.76	1.10	to	2.10	13.05	to	17.40
	December 31, 2003	1,658,552	8.66	to	12.88	15,941,604	0.54	1.10	to	2.15	15.22	to	23.64 (y)
	December 31, 2002	998,378	7.06	to	10.43	7,124,245	0.39	1.10	to	2.05	(26.73)	to	4.31
	December 31, 2001 (a)	322,046	9.63	to	9.66	3,105,571	-	1.10	to	1.85	(3.70)	to	(3.46)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 01, 2002 (commencement of operations) through December 31, 2002.

(y) As revised, to reflect an incorrect assumption in the calculation of total return relating to the start date for new levels added the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	Lowest to highest			Net Assets	Ratio*	Lowest to highest**			Lowest to highest***

RES
	December 31, 2005	23,187,138	$7.18	to	23.63	$352,950,696	0.58%	1.15	to	1.85%	6.02	to	6.78%
	December 31, 2004	28,414,936	6.77	to	22.18	416,020,180	0.93	1.15	to	1.85	13.68	to	14.51
	December 31, 2003	34,114,618	5.95	to	19.42	449,074,479	0.86	1.15	to	1.85	23.00	to	23.89 (y)
	December 31, 2002	40,346,263	4.83	to	15.71	442,075,147	0.42	1.00	to	1.85	(26.53)	to	(25.99)
	December 31, 2001	52,722,243	6.58	to	21.28	797,021,574	0.03	1.15	to	1.85	(22.86)	to	(22.29)
RG1
	December 31, 2005	870,283	11.12	to	15.60	9,951,870	0.44	1.10	to	2.05	4.21	to	5.22
	December 31, 2004	905,199	10.67	to	14.84	9,872,571	0.47	1.10	to	2.05	11.94	to	13.03
	December 31, 2003	919,450	9.53	to	13.15	8,883,437	0.59	1.10	to	2.05	24.88	to	26.09 (y)
	December 31, 2002	836,210	7.62	to	10.44	6,404,569	0.67	1.10	to	1.85	(23.54)	to	4.37
	December 31, 2001 (a)	317,814	9.91	to	9.93	3,151,992		1.10	to	1.85	(0.94)	to	(0.70)
RGS
	December 31, 2005	6,688,530	9.75	to	14.61	78,190,704	0.69	1.00	to	1.85	4.59	to	5.49
	December 31, 2004	7,171,116	9.24	to	13.87	80,437,148	0.67	1.00	to	1.85	12.50	to	13.48 (y)
	December 31, 2003	7,761,504	8.21	to	12.26	77,446,938	0.77	1.15	to	1.85	25.50	to	26.59 (y)
	December 31, 2002	7,794,225	6.53	to	9.72	61,785,510	0.71	1.15	to	1.85	(22.86)	to	(22.30)
	December 31, 2001	8,941,881	8.46	to	12.54	92,120,442	0.43	1.15	to	1.85	(12.56)	to	(11.92)
RI1
	December 31, 2005	5,123,155	13.45	to	18.32	87,231,876	0.59	1.15	to	2.55	13.24	to	14.86
	December 31, 2004	4,045,282	11.81	to	15.96	59,726,643	0.38	1.15	to	2.55	17.87	to	19.57 (y)
	December 31, 2003	2,221,110	10.68	to	13.35	27,027,191	0.26	1.15	to	2.55	25.72	to	31.87 (y)
	December 31, 2002	688,316	8.15	to	10.13	5,755,219	0.28	1.15	to	2.10	(13.67)	to	1.31
	December 31, 2001 (a)	269,147	9.40	to	9.42	2,533,532	-	1.15	to	1.85	(5.99)	to	(5.76)
RIS
	December 31, 2005	6,756,158	11.33	to	19.96	91,829,693	0.79	1.15	to	1.85	14.41	to	15.24
	December 31, 2004	7,228,881	9.88	to	17.32	85,264,194	0.48	1.15	to	1.85	18.95	to	19.82
	December 31, 2003	7,413,002	8.28	to	14.45	73,292,770	0.61	1.15	to	1.85	31.38	to	32.34
	December 31, 2002	8,305,636	6.28	to	10.92	61,819,925	0.26	1.15	to	1.85	(13.12)	to	(12.49)
	December 31, 2001	9,379,991	7.21	to	12.48	79,918,982	0.83	1.15	to	1.85	(19.29)	to	(18.70)
SG1
	December 31, 2005	3,249,303	8.64	to	14.72	39,158,679	0.12	1.15	to	2.55	(1.40)	to	0.01
	December 31, 2004	3,351,218	8.70	to	14.73	40,429,490	-	1.00	to	2.55	3.86	to	5.51
	December 31, 2003	2,600,189	8.31	to	13.98	29,290,904	-	1.00	to	2.55	13.46	to	25.78 (y)
	December 31, 2002	729,461	6.67	to	11.13	4,997,289	-	1.00	to	2.05	(31.44)	to	11.31
	December 31, 2001 (a)	204,017	9.72	to	9.75	1,985,914	-	1.15	to	1.85	(2.76)	to	(2.52)
SGS
	December 31, 2005	5,803,755	5.54	to	7.35	36,169,909	0.34	1.00	to	1.85	(0.47)	to	0.39
	December 31, 2004	7,207,008	5.56	to	7.35	45,009,582	-	1.00	to	1.85	4.84	to	5.75
	December 31, 2003	7,977,749	5.31	to	6.98	47,472,900	-	1.00	to	1.85	25.18	to	26.25
	December 31, 2002	8,056,046	4.24	to	5.55	38,193,061	-	1.00	to	1.85	(31.40)	to	(30.80)
	December 31, 2001	10,790,691	6.17	to	9.73	73,896,639	-	1.00	to	1.85	(26.04)	to	(25.39)
SI1
	December 31, 2005	1,805,113	11.97	to	12.73	22,487,758	6.66	1.15	to	2.30	(0.72)	to	0.44
	December 31, 2004	1,930,592	12.05	to	12.68	24,035,088	5.67	1.15	to	2.25	5.34	to	6.59 (y)
	December 31, 2003	1,775,616	11.45	to	11.89	20,856,822	4.05	1.15	to	2.25	9.89	to	11.18 (y)
	December 31, 2002	1,211,192	10.42	to	10.70	12,904,706	3.83	1.00	to	2.30	4.23	to	6.23
	December 31, 2001 (a)	256,166	10.06	to	10.09	2,581,663	-	1.15	to	1.85	0.64	to	0.89
SIS
	December 31, 2005	4,397,877	12.65	to	13.55	58,018,808	7.12	1.15	to	1.85	0.01	to	0.73
	December 31, 2004	4,922,159	12.64	to	13.45	64,706,617	4.80	1.15	to	1.85	6.04	to	6.81
	December 31, 2003	5,366,035	11.91	to	12.59	66,281,500	4.48	1.15	to	1.85	10.80	to	11.60
	December 31, 2002	5,060,468	10.75	to	11.28	56,213,140	4.38	1.00	to	1.85	5.50	to	6.26
	December 31, 2001	4,516,487	10.18	to	10.62	47,304,649	3.32	1.00	to	1.85	1.43	to	17.49
SVS
	December 31, 2005	796,494	10.87	to	15.59	10,531,335	0.75	1.15	to	2.30	(3.00)	to	(1.86)
	December 31, 2004	847,507	11.18	to	15.90	11,455,484	0.23	1.15	to	2.25	15.05	to	16.41 (y)
	December 31, 2003	696,940	9.69	to	13.66	8,170,754	0.09	1.15	to	2.30	24.10	to	25.56 (y)
	December 31, 2002 (c)	131,129	7.80	to	10.88	1,072,102	-	1.15	to	2.10	(21.99)	to	8.82

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 01, 2002 (commencement of operations) through December 31, 2002.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	Lowest to highest			Net Assets	Ratio*	Lowest to highest**			Lowest to highest***

TE1
	December 31, 2005	419,282	$ 7.60	to	16.56	$3,377,159	-%	1.15	to	1.85%	4.07	to	4.81%
	December 31, 2004	482,254	7.30	to	15.81	3,633,413	-	1.15	to	1.85	(0.13)	to	0.79	(y)
	December 31, 2003	547,602	7.30	to	15.69	4,095,386	-	1.15	to	2.05	42.38	to	43.69	(y)
	December 31, 2002	292,860	5.11	to	10.93	1,507,781	-	1.15	to	1.85	(47.37)	to	9.27
	December 31, 2001 (a)	97,036	9.72	to	9.74	943,990	-	1.15	to	1.85	(2.84)	to	(2.60)
TEC
	December 31, 2005	5,244,561	3.40	to	3.82	18,988,564	-	1.15	to	1.85	4.23	to	4.99
	December 31, 2004	6,675,608	3.26	to	3.63	23,074,612	-	1.15	to	1.85	0.54	to	1.27
	December 31, 2003	8,298,127	3.24	to	3.59	28,352,273	-	1.00	to	2.50	42.71	to	43.74	(y)
	December 31, 2002	5,811,547	2.27	to	2.51	14,026,934	-	1.00	to	1.85	(46.99)	to	(46.53)
	December 31, 2001	7,440,220	4.27	to	4.69	33,859,676	0.02	1.00	to	1.85	(40.00)	to	(39.48)
MFJ
	December 31, 2005	49,480,358	10.98	to	13.57	629,492,828	2.32	1.00	to	2.55	0.20	to	1.79
	December 31, 2004	35,062,662	10.90	to	13.35	433,233,722	2.17	1.00	to	2.55	8.30	to	10.03	(y)
	December 31, 2003	21,048,945	10.29	to	12.16	231,480,462	2.74	1.00	to	2.50	9.69	to	15.66	(y)
	December 31, 2002	13,048,289	9.00	to	10.54	120,728,633	2.87	1.00	to	2.30	(9.97)	to	5.36
	December 31, 2001 (a)	3,047,596	9.95	to	9.97	30,354,276	-	1.15	to	1.85	(0.53)	to	(0.29)
TRS
	December 31, 2005	61,210,836	12.11	to	30.74	1,229,097,435	2.66	1.15	to	1.85	1.12	to	1.85
	December 31, 2004	70,122,337	11.96	to	30.25	1,417,695,061	2.52	1.00	to	1.85	9.40	to	10.35
	December 31, 2003	77,917,832	10.92	to	27.52	1,465,467,127	3.35	1.00	to	1.85	14.98	to	15.98
	December 31, 2002	86,032,615	9.49	to	23.82	1,430,271,084	3.22	1.00	to	1.85	(68.81)	to	(6.66)
	December 31, 2001	92,999,406	10.24	to	30.76	1,718,764,462	3.41	1.00	to	1.85	(1.36)	to	(0.64)
MFE
	December 31, 2005	2,310,367	12.98	to	22.13	37,623,081	0.76	1.00	to	2.30	14.35	to	15.81
	December 31, 2004	1,823,681	11.30	to	19.15	24,246,657	1.74	1.00	to	2.25	21.17	to	28.71	(y)
	December 31, 2003	1,653,827	8.86	to	14.91	15,912,021	2.77	1.00	to	2.30	32.90	to	34.67	(y)
	December 31, 2002	1,391,497	6.63	to	11.08	9,331,003	3.74	1.00	to	2.05	(25.56)	to	10.85
	December 31, 2001 (a)	605,177	8.91	to	8.93	5,400,088	-	1.15	to	1.85	(10.89)	to	(10.67)
UTS
	December 31, 2005	16,956,503	10.74	to	33.73	299,205,027	0.99	1.15	to	1.85	15.13	to	15.96
	December 31, 2004	18,353,815	9.30	to	29.16	285,330,031	1.95	1.15	to	1.85	27.96	to	28.89
	December 31, 2003	20,380,385	7.25	to	22.68	249,989,394	3.17	1.15	to	1.85	33.74	to	34.71
	December 31, 2002	22,902,575	5.40	to	16.88	210,814,418	3.79	1.00	to	1.85	(25.26)	to	(24.72)
	December 31, 2001	32,768,627	7.21	to	22.48	406,075,169	3.81	1.00	to	1.85	(25.72)	to	(25.18)
MV1
	December 31, 2005	9,478,274	11.80	to	15.49	124,900,820	1.19	1.00	to	2.55	3.64	to	5.28
	December 31, 2004	9,411,407	11.33	to	14.74	117,692,787	1.14	1.00	to	2.55	12.24	to	14.03	(y)
	December 31, 2003	7,717,616	10.04	to	12.96	83,091,042	1.35	1.00	to	2.55	18.88	to	23.84	(y)
	December 31, 2002	5,567,204	8.21	to	10.48	46,412,389	0.75	1.00	to	2.10	(17.93)	to	4.84
	December 31, 2001 (a)	1,683,747	9.78	to	9.80	16,478,083	-	1.10	to	1.85	(2.24)	to	(1.98)
MVS
	December 31, 2005	20,463,991	11.98	to	16.88	311,868,666	1.40	1.15	to	1.85	4.63	to	5.39
	December 31, 2004	22,855,509	11.43	to	16.02	332,260,043	1.30	1.00	to	1.85	13.38	to	14.36	(y)
	December 31, 2003	23,811,669	10.07	to	14.03	304,199,758	1.63	1.15	to	1.85	23.00	to	24.06	(y)
	December 31, 2002	25,236,732	8.18	to	11.32	261,243,141	0.83	1.00	to	1.85	(15.18)	to	(14.44)
	December 31, 2001	23,493,630	9.64	to	13.25	283,811,117	0.50	1.00	to	1.85	(9.21)	to	8.42
NMT
	December 31, 2005 (e)	462	11.28	to	11.28	5,204	-	1.65	to	1.65	12.79
NNG
	December 31, 2005 (e)	4,598	10.95	to	10.95	50,336	-	1.75	to	1.75	9.47
NMI
	December 31, 2005 (e)	1,299	11.94	to	11.95	15,506	0.08	1.55	to	1.65	19.43	to	19.52
OCA
	December 31, 2005	2,328,976	11.42	to	15.21	33,917,242	0.71	1.30	to	2.55	2.20	to	3.50
	December 31, 2004	2,178,624	12.30	to	14.70	30,806,058	0.22	1.25	to	2.55	3.89	to	5.17	(y)
	December 31, 2003	1,528,490	11.83	to	13.98	20,450,955	0.02	1.35	to	2.55	18.35	to	28.93	(y)
	December 31, 2002 (b)	16,503	10.81	to	10.84	178,514	-	1.35	to	2.05	8.09	to	8.40

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
OGG
	December 31, 2005	991,457	$ 13.57	to	13.89	$13,587,975	0.67%	1.30	to	2.30%	11.44	to	12.58%
	December 31, 2004 (d)	514,788	12.18	to	12.30	6,301,890	0.10	1.25	to	2.30	16.14	to	17.27	(y)
OMG
	December 31, 2005	17,938,766	11.50	to	14.22	246,848,978	0.91	1.30	to	2.55	3.05	to	4.37
	December 31, 2004	8,686,835	11.11	to	13.63	114,799,188	0.25	1.25	to	2.55	6.36	to	11.40	(y)
	December 31, 2003	509,155	11.80	to	12.66	6,365,427	0.19	1.35	to	2.30	16.55	to	24.73	(y)
	December 31, 2002 (b)	17,855	9.56	to	10.15	180,752	-	1.35	to	2.25	(4.42)	to	1.51
OMS
	December 31, 2005	595,796	13.38	to	18.34	10,694,455	-	1.35	to	2.30	7.20	to	8.24
	December 31, 2004	489,698	15.24	to	16.95	8,170,089	-	1.25	to	2.30	16.43	to	17.57	(y)
	December 31, 2003	236,889	13.79	to	14.42	3,383,961	-	1.35	to	2.30	30.85	to	42.30	(y)
	December 31, 2002 (b)	15,242	10.10	to	10.13	154,060	-	1.35	to	2.10	0.99	to	1.30
PMB
	December 31, 2005	290,180	11.87	to	18.26	5,141,808	5.13	1.35	to	2.25	8.30	to	9.29
	December 31, 2004 (d)	96,856	15.84	to	16.71	1,583,863	4.20	1.25	to	2.25	9.59	to	10.61	(y)
PLD
	December 31, 2005	23,604,352	9.77	to	10.02	234,513,041	2.90	1.30	to	2.55	(1.56)	to	(0.30)
	December 31, 2004 (d)	11,851,375	9.93	to	10.06	118,663,580	1.46	1.25	to	2.55	(0.75)	to	0.47	(y)
PRR
	December 31, 2005	2,712,386	10.30	to	12.26	32,648,274	2.84	1.30	to	2.30	(0.24)	to	0.77
	December 31, 2004	1,942,972	10.27	to	12.17	23,367,250	1.04	1.25	to	2.30	2.70	to	7.44	(y)
	December 31, 2003	997,936	11.11	to	11.33	11,220,537	1.66	1.35	to	2.30	6.35	to	7.38	(y)
	December 31, 2002 (b)	48,547	10.52	to	10.55	511,033	3.18	1.35	to	2.10	5.17	to	5.50
PTR
	December 31, 2005	5,192,072	10.16	to	11.27	57,410,982	3.44	1.30	to	2.55	(0.15)	to	1.12
	December 31, 2004	4,491,441	10.14	to	11.15	49,373,803	1.90	1.25	to	2.55	1.45	to	3.47
	December 31, 2003	3,385,657	9.95	to	10.77	36,064,300	2.54	1.35	to	2.55	(0.47)	to	3.63	(y)
	December 31, 2002 (b)	144,063	10.36	to	10.41	1,494,943	3.71	1.35	to	2.25	3.58	to	4.11
PRA
	December 31, 2005 (f)	18,761	10.21	to	10.22	191,646	4.67	1.35	to	2.05	2.12	to	2.24
PCR
	December 31, 2005 (f)	49,012	10.29	to	10.30	504,509	2.08	1.35	to	2.30	2.86	to	3.02
SSA
	December 31, 2005	146,395	10.71	to	11.54	1,582,621	0.00	1.30	to	2.30	(3.25)	to	(2.26)
	December 31, 2004 (d)	99,939	11.07	to	11.17	1,110,866	0.09	1.25	to	2.30	10.73	to	11.71	(y)
IGB
	December 31, 2005	340,324	10.22	to	10.41	3,511,097	4.45	1.30	to	2.30	(0.60)	to	0.41
	December 31, 2004 (d)	67,201	10.23	to	10.37	694,126	4.32	1.25	to	2.30	2.28	to	3.71
SRE
	December 31, 2005	3,596,058	13.13	to	13.44	47,926,006	1.38	1.30	to	2.55	6.58	to	7.95
	December 31, 2004 (d)	1,693,151	12.32	to	12.46	20,994,795	-	1.25	to	2.55	23.19	to	24.58
SC3
	December 31, 2005	967,700	16.85	to	20.05	18,256,525	1.61	1.35	to	2.55	6.88	to	8.19
	December 31, 2004	1,046,871	15.77	to	18.59	18,344,566	1.68	1.25	to	2.55	29.91	to	31.52
	December 31, 2003	960,307	12.14	to	14.19	12,836,641	-	1.35	to	2.55	21.37	to	34.11	(y)
	December 31, 2002 (b)	27,198	10.06	to	10.09	273,956	34.66	1.35	to	2.10	0.60	to	0.91
CMM
	December 31, 2005 (e)	48,728	10.05	to	10.09	490,142	2.24	1.35	to	1.85	0.46	to	0.86

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

**** Amounts below reflect total return as previously reported.
	Total Return			Total Return
	lowest to highest			lowest to highest
	as previously reported			as previously reported
	for the period ended			for the period ended
	December 31, 2004			December 31, 2003

FMS	10.03	to	36.01%	22.52	to	24.84%
FTG	14.49	to	58.06
FTI	15.50	to	49.57	23.88	to	30.42
FVS	18.84	to	61.77	29.35	to	35.96
LAV	16.27	to	18.62
LA1	9.77	to	41.70	19.13	to	38.08
LA9	10.62	to	21.12
LA2	18.32	to	59.07	21.95	to	30.97
MF7	3.20	to	5.01	1.15	to	17.93
BDS				2.20	to	31.19
MFD	8.23	to	43.43	19.28	to	33.68
CAS				(48.81)	to	27.42
CO1	9.98	to	16.04	24.90	to	34.15
MFF	(8.26)	to	48.99	22.48	to	35.52
EM1	24.53	to	25.42	24.20	to	52.82
EME				18.65	to	51.08
GG1	7.76	to	49.25	13.17	to	37.44
GGS	(8.36)	to	8.96	2.95	to	36.10
GG2				5.11	to	37.38
GGR	(13.15)	to	14.29	32.94	to	33.90
GT2	14.47	to	36.33	17.92	to	26.37
GTR				11.31	to	21.58
MFK	0.86	to	13.54	(1.64)	to	10.49
MFC	6.49	to	30.23	8.91	to	26.50
IG1	16.14	to	17.21	16.03	to	39.06
MI1				18.45	to	34.95
MII	25.65	to	27.60	31.16	to	32.11
MS1				(6.68)	to	31.60
M1B	6.56	to	20.35	(12.58)	to	24.09
MFL	9.22	to	38.35	(7.58)	to	26.11
MC1				(23.84)	to	44.89
MCV	18.64	to	58.65	1.04	to	35.01
MM1	(4.20)	to	(0.11)	(2.50)	to	(0.63)
M1A	4.74	to	44.18	(11.64)	to	37.45
RE1				(10.21)	to	28.38
RES				(39.13)	to	23.89
RG1				(4.67)	to	30.72
RGS	(0.74)	to	13.32	25.50	to	26.41
RI1	17.87	to	56.10	12.63	to	33.25
SG1				(10.25)	to	39.84
SI1	5.40	to	23.75	10.17	to	17.28
SVS	13.64	to	57.06	(3.07)	to	36.64
TE1	0.07	to	0.79	(25.82)	to	56.48
TEC				42.71	to	43.74
MFJ	8.36	to	32.09	2.87	to	20.93
MFE	21.17	to	89.62	5.51	to	49.07
MV1	12.24	to	46.02	0.40	to	29.11

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
	Total Return			Total Return
	lowest to highest			lowest to highest
	as previously reported			as previously reported
	for the period ended			for the period ended
	December 31, 2004			December 31, 2003

MVS	13.38	to	35.09%	23.00	to	23.89%
OCA	3.89	to	43.60	18.35	to	39.26
OGG	21.77	to	23.04
OMG	6.63	to	34.84	18.02	to	25.99
OMS	16.49	to	67.01	37.92	to	43.64
PMB	58.43	to	67.11
PLD	(0.74)	to	0.56
PRR	2.70	to	20.98	6.57	to	12.97
PTR				(0.47)	to	7.59
SSA	10.73	to	12.78
SC3				21.37	to	41.88

Report of Independent Registered Public Accounting Firm

To the Participants in Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of Fidelity VIP Freedom 2010 Sub-Account, Fidelity VIP Freedom 2015 Sub-Account, Fidelity VIP Freedom 2020 Sub-Account, Franklin Templeton VIP Mutual Shares Securities Sub-Account, Franklin Templeton VIP Developing Markets Securities Sub-Account, Franklin Templeton VIP Growth Securities Fund Class 2 Sub-Account, Franklin Templeton VIP International Securities Sub-Account, Franklin Templeton VIP Value Securities Sub-Account, Liberty Variable Investment Colonial Small Cap Sub-Account, Liberty Variable Investment Wanger Select Sub-Account, Liberty Variable Investment Wanger U.S. Small Cap Sub-Account, Lord Abbett All Value Portfolio Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Growth Opportunities Portfolio Sub-Account, Lord Abbett Mid Cap Value Sub-Account, MFS/Sun Life Bond S Class Sub-Account, MFS/Sun Life Bond Series Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Capital Appreciation Series Sub-Account, MFS/Sun Life Capital Opportunities S Class Sub-Account, MFS/Sun Life Capital Opportunities Series Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Emerging Growth Series Sub-Account, MFS/Sun Life Emerging Markets Equity S Class Sub-Account, MFS/Sun Life Emerging Markets Equity Series Sub-Account, MFS/Sun Life Global Government S Class Sub-Account, MFS/Sun Life Global Government Series Sub-Account, MFS/Sun Life Global Growth S Class Sub-Account, MFS/Sun Life Global Growth Series Sub-Account, MFS/Sun Life Global Total Return S Class Sub-Account, MFS/Sun Life Global Total Return Series Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, MFS/Sun Life Government Securities Series Sub-Account, MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life High Yield Series Sub-Account, MFS/Sun Life International Growth S Class Sub-Account, MFS/Sun Life International Growth Series Sub-Account, MFS/Sun Life International Investors Trust S Class Sub-Account, MFS/Sun Life International Investors Trust Series Sub-Account, MFS/Sun Life Managed Sectors S Class Sub-Account, MFS/Sun Life Managed Sectors Series Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Investors Trust S Class Sub-Account, MFS/Sun Life Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Mid Cap Growth S Class Sub-Account, MFS/Sun Life Mid Cap Growth Series Sub-Account, MFS/Sun Life Mid Cap Value S Class Sub-Account, MFS/Sun Life Money Market S Class Sub-Account, MFS/Sun Life Money Market Series Sub-Account, MFS/Sun Life New Discovery S Class Sub-Account, MFS/Sun Life New Discovery Series Sub-Account, MFS/Sun Life Research S Class Sub-Account, MFS/Sun Life Research Series Sub-Account, MFS/Sun Life Research Growth and Income S Class Sub-Account, MFS/Sun Life Research Growth and Income Series Sub-Account, MFS/Sun Life Research International S Class Sub-Account, MFS/Sun Life Research International Series Sub-Account, MFS/Sun Life Strategic Growth S Class Sub-Account, MFS/Sun Life Strategic Growth Series Sub-Account, MFS/Sun Life Strategic Income S Class Sub-Account, MFS/Sun Life Strategic Income Series Sub-Account, MFS/Sun Life Strategic Value S Class Sub-Account, MFS/Sun Life Technology S Class Sub-Account, MFS/Sun Life Technology Series Sub-Account, MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Total Return Series Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Utilities Series Sub-Account, MFS/Sun Life Value S Class Sub-Account, MFS/Sun Life Value Series Sub-Account, Nations Marsico 21st Century Sub-Account, Nations Marsico Growth Sub-Account, Nations Marsico International Opportunities Sub-Account, Oppenheimer Capital Appreciation Sub-Account, Oppenheimer Global Securities Fund Sub-Account, Oppenheimer Main St. Growth and Income Sub-Account, Oppenheimer Main St. Small Cap Growth Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, PIMCO VIT Real Return Bond Portfolio Sub-Account, PIMCO VIT Total Return Bond Portfolio Sub-Account, PIMCO VIT All Asset Portfolio Sub-Account, PIMCO VIT Commodity Real Return Strategy Portfolio Sub-Account, Sun Capital All Cap S Class Sub-Account, Sun Capital Investment Grade Bond S Class Sub-Account, Sun Capital Real Estate Fund S Class Sub-Account, Sun Capital Real Estate Sub-Account and Sun Capital Money Market S Class Sub-Account of Sun Life of Canada (U.S.) Variable Account F (the "Sub-Accounts"), as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Boston, Massachusetts

April 7, 2006

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005

Assets:
Investment in	Shares	Cost	Value
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2 (AG2)	55,287	$738,172	$943,757
V.I. Core Equity Fund Series 2 (AG3)	17,227	323,738	401,916
V.I. Capital Appreciation Fund (AI1)	1,109,836	23,219,984	27,390,751
V.I. Growth Fund (AI2)	1,685,830	23,781,391	29,080,574
V.I. Growth and Income Fund (AI3)	1,286,428	28,435,616	30,166,741
V.I. International Equity Fund (AI4)	1,477,721	22,363,717	34,238,786
V.I. Value Fund (AI5)	225,297	4,168,223	5,028,619
V.I. Capital Appreciation Fund Series 2 (AI7)	40,458	789,026	988,379
V.I. International Growth Fund Series 2 (AI8)	39,260	559,762	902,989
V.I. Premier Equity Fund Series 2 (AI9)	9,134	179,046	202,584
Arnhold and S. Bleichroader Advisers, Inc.
First Eagle SoGen Overseas Variable Fund (SGI)	5,465,954	120,587,372	166,547,610
The Alger American Fund
Growth Portfolio (AL1)	881,572	34,611,389	34,601,694
Income and Growth Portfolio (AL2)	2,065,081	22,383,381	21,229,029
Small Capitalization Portfolio (AL3)	303,309	5,211,519	7,182,363
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund (AN1)	467,800	9,702,649	12,415,411
Technology Fund (AN2)	134,566	1,816,474	2,103,260
Growth and Income Fund (AN3)	1,561,647	29,845,268	38,494,592
Worldwide Privatization Fund (AN4)	476,515	8,663,463	11,512,596
Quasar Fund (AN5)	257,964	2,832,039	3,118,785
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio (CS1)	94,290	1,018,022	1,585,964
International Equity Portfolio (CS2)	46,091	450,974	539,269
Global Post-Venture Capital Portfolio (CS3)	34,834	405,408	451,103
Small Company Growth Portfolio (CS4)	115,780	1,539,202	1,723,965
Fidelity Variable Insurance Products Funds
VIP Contrafund (FL1)	1,491,672	33,954,229	45,779,424
VIP Overseas Fund (FL2)	458,510	6,190,725	9,371,943
VIP Growth Fund (FL3)	1,963,980	55,062,494	65,380,910
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2 (FTG)	488,193	5,793,596	6,741,945
Foreign Securities Fund Class 2 (FTI)	405,985	5,343,734	6,341,480
Goldman Sachs Variable Insurance Trust
VIT CORE Small Cap Equity Fund (GS2)	486,562	6,204,513	6,777,809
VIT CORE US Equity Fund (GS3)	1,131,451	12,596,961	14,855,949
VIT Growth and Income Fund (GS4)	557,673	5,718,562	6,675,350
VIT International Equity Fund (GS5)	697,126	6,698,830	8,400,364
VIT Capital Growth Fund (GS7)	283,518	2,620,751	3,027,975
INVESCO Variable Investment Funds, Inc.
Dynamics Fund (IV1)	141,401	1,564,837	2,088,498
Small Company Growth Fund (IV2)	234,301	3,033,342	3,798,024
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio (JP1)	635,873	9,091,800	8,647,876
International Opportunities Portfolio (JP2)	351,906	3,322,485	4,293,252
Small Company Portfolio (JP3)	374,653	5,179,350	5,964,483
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio (LA1)	6,867,257	157,007,929	179,647,452
Mid Cap Value (LA2)	5,121,673	84,505,013	108,016,076
International Portfolio (LA3)	514,761	4,162,757	5,368,952
MFS/Sun Life Series Trust
Capital Appreciation Series (CAS)	546,862	10,563,363	10,559,911
Emerging Growth Series (EGS)	1,249,739	18,587,215	21,345,542
Government Securities Series (GSS)	2,540,391	34,041,686	32,618,622
High Yield Series (HYS)	2,922,989	19,570,073	19,964,014
New Discovery S Class (M1A)	3,055,606	34,677,385	43,359,053

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued

MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Massachusetts Investors Growth Stock S Class (M1B)	993,459	$8,209,896	$9,646,490
High Yield S Class (MFC)	1,978,630	13,208,075	13,434,901
Capital Appreciation S Class (MFD)	78,681	1,355,660	1,507,529
Utilities S Class (MFE)	507,296	6,145,394	9,136,402
Emerging Growth S Class (MFF)	158,566	2,139,385	2,678,183
Total Return S Class (MFJ)	4,010,864	69,974,157	76,086,085
Government Securities S Class (MFK)	1,884,007	25,226,939	24,058,765
Massachusetts Investors Trust S Class (MFL)	218,557	5,501,249	6,547,956
Massachusetts Investors Growth Stock Series (MIS)	2,440,806	22,691,154	23,871,082
Massachusetts Investors Trust Series (MIT)	739,177	20,191,214	22,286,189
Money Market Series (MMS)	2,423,775	2,423,775	2,423,775
New Discovery Series (NWD)	2,490,995	25,965,006	35,745,782
Total Return Series (TRS)	2,525,573	43,097,647	48,238,437
Utilities Series (UTS)	1,852,973	23,271,889	33,575,865
OCC Accumulation Trust
Equity Portfolio (OP1)	129,273	4,408,114	4,961,510
Mid Cap Portfolio (OP2)	568,259	7,665,568	9,052,371
Small Cap Portfolio (OP3)	85,536	2,430,353	2,675,580
Managed Portfolio (OP4)	31,430	1,272,559	1,353,995
PIMCO Variable Insurance Trust
High Yield Portfolio (PHY)	10,023,840	79,252,834	82,095,247
Emerging Markets Bond Portfolio (PMB)	4,868,185	62,941,045	66,499,402
Real Return Portfolio (PRR)	1,606,713	20,176,000	20,389,187
Total Return Portfolio (PTR)	10,220,997	106,503,126	104,663,011
Rydex Variable Trust
Nova Fund (RX1)	135,210	919,173	1,157,400
OTC Fund (RX2)	87,297	1,112,124	1,270,177
Salomon Brothers Variable Series Funds, Inc.
Capital Fund (SB1)	40,026	574,135	694,460
Investors Fund (SB2)	40,079	507,183	582,749
Strategic Bond Fund (SB3)	284,325	3,001,367	2,931,393
Total Return Fund (SB4)	287,496	3,067,958	3,260,201
Sun Capital Advisers Trust
Sun Capital Money Market Fund (SC1)	85,623,259	85,623,259	85,623,259
Sun Capital Investment Grade Bond Fund (SC2)	4,686,865	45,834,892	45,556,329
Sun Capital Real Estate Fund (SC3)	3,956,520	56,606,735	74,382,581
SC Blue Chip Mid Cap Fund (SC5)	4,207,503	57,709,866	86,674,566
SC Davis Venture Value Fund (SC7)	4,428,897	39,110,502	51,198,055
SC Value Small Cap Fund (SCB)	5,957,576	71,607,826	82,154,979
Sun Capital All Cap Fund (SCM)	220,610	2,582,490	2,309,789
		$1,791,426,014	$2,088,599,323
Liability:
Payable to Sponsor			1,327,025
Net Assets			$2,089,926,348

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued
Net Assets Applicable to Participants:	Applicable to Participants of		Reserve for
	Deferred Variable Annuity Contracts		Variable
MFS Consolidated Futurity Contracts:	Units	Value	Annuities	Total
AIM Variable Insurance Fund, Inc.
AG2	79,268	$927,657	$15,822	$943,479
AG3	33,532	401,916		401,916
AI1	3,329,705	27,368,639	13,818	27,382,457
AI2	4,786,871	29,005,409	65,189	29,070,598
AI3	3,571,932	30,095,309	67,033	30,162,342
AI4	3,163,208	34,138,697	90,091	34,228,788
AI5	619,108	5,028,619		5,028,619
AI7	80,171	969,351	18,700	988,051
AI8	55,782	902,989		902,989
AI9	16,726	202,584		202,584
Arnhold and S. Bleichroader Advisers, Inc.
SGI	6,745,856	166,413,114	136,882	166,549,996
The Alger American Fund
AL1	4,056,460	34,525,355	117,948	34,643,303
AL2	2,233,544	21,170,246	257,674	21,427,920
AL3	831,703	7,159,548	19,226	7,178,774
Alliance Variable Products Series Fund, Inc.
AN1	1,388,649	12,415,411		12,415,411
AN2	281,537	2,103,260		2,103,260
AN3	3,615,241	38,476,791	12,779	38,489,570
AN4	679,808	11,476,301	35,205	11,511,506
AN5	278,179	3,078,169	45,451	3,123,620
Credit Suisse Institutional Fund, Inc.
CS1	81,847	1,553,055	30,103	1,583,158
CS2	47,318	538,613	570	539,183
CS3	36,326	433,685	14,074	447,759
CS4	159,999	1,721,126	2,488	1,723,614
Fidelity Variable Insurance Products Funds
FL1	3,226,194	45,726,185	51,563	45,777,748
FL2	786,753	9,371,943		9,371,943
FL3	7,227,275	65,321,760	55,224	65,376,984
Franklin Templeton Variable Insurance Products Trust
FTG	400,641	6,728,971	12,857	6,741,828
FTI	369,103	6,341,480		6,341,480
Goldman Sachs Variable Insurance Trust
GS2	412,887	6,747,175	24,711	6,771,886
GS3	1,374,302	14,746,754	216,669	14,963,423
GS4	598,426	6,675,346		6,675,346
GS5	771,158	8,360,419	36,624	8,397,043
GS7	326,430	3,027,975		3,027,975
INVESCO Variable Investment Funds, Inc.
IV1	212,624	2,088,498		2,088,498
IV2	375,781	3,798,024		3,798,024
J.P. Morgan Series Trust II
JP1	940,914	8,582,549	147,960	8,730,509
JP2	400,367	4,276,911	13,934	4,290,845
JP3	458,734	5,962,869		5,962,869
Lord Abbett Series Fund, Inc.
LA1	13,621,201	179,500,788	139,180	179,639,968
LA2	7,264,902	107,923,659	97,445	108,021,104
LA3	389,684	5,316,523	52,196	5,368,719
MFS/Sun Life Series Trust
CAS	1,463,097	10,524,919	49,296	10,574,215
EGS	2,774,869	21,230,454	134,067	21,364,521
GSS	2,528,616	32,551,546	58,774	32,610,320

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued
	Applicable to Participants of		Reserve for
	Deferred Variable Annuity Contracts		Variable
MFS/Sun Life Series Trust - continued	Units	Value	Annuities	Total
HYS	1,596,264	$19,874,167	$80,065	$19,954,232
M1A	4,043,848	43,330,472	29,912	43,360,384
M1B	1,009,270	9,646,490		9,646,490
MFC	1,040,497	13,434,901		13,434,901
MFD	159,853	1,507,529		1,507,529
MFE	666,466	9,136,278	113	9,136,391
MFF	256,526	2,678,183		2,678,183
MFJ	6,231,478	75,970,995	106,054	76,077,049
MFK	2,166,389	24,056,641	2,018	24,058,659
MFL	604,951	6,534,481	13,093	6,547,574
MIS	3,336,892	23,791,448	77,746	23,869,194
MIT	2,375,230	22,171,579	90,596	22,262,175
MMS	213,236	2,423,775		2,423,775
NWD	3,540,321	35,731,344	13,626	35,744,970
TRS	3,564,758	48,183,284	46,431	48,229,715
UTS	2,469,647	33,444,025	817,181	34,261,206
OCC Accumulation Trust
OP1	408,070	4,953,599	48,807	5,002,406
OP2	344,254	8,975,459	68,151	9,043,610
OP3	147,235	2,637,279	33,718	2,670,997
OP4	110,184	1,353,995		1,353,995
PIMCO Variable Insurance Trust
PHY	5,685,755	82,052,393	43,964	82,096,357
PMB	3,718,255	66,414,252	84,446	66,498,698
PRR	1,742,533	20,388,201	849	20,389,050
PTR	9,510,770	104,626,334	37,735	104,664,069
Rydex Variable Trust
RX1	133,984	1,157,400		1,157,400
RX2	151,690	1,270,177		1,270,177
Salomon Brothers Variable Series Funds, Inc.
SB1	40,865	694,460		694,460
SB2	42,537	582,749		582,749
SB3	196,147	2,896,001	31,432	2,927,433
SB4	269,408	3,245,658	13,239	3,258,897
Sun Capital Advisers Trust
SC1	8,209,391	85,416,446	569,224	85,985,670
SC2	3,463,625	45,417,313	114,584	45,531,897
SC3	3,158,457	74,315,929	64,577	74,380,506
SC5	5,293,361	86,504,191	149,894	86,654,085
SC7	4,560,454	51,042,100	125,424	51,167,524
SCB	5,183,910	82,024,147	125,862	82,150,009
SCM	162,783	2,284,187	25,600	2,309,787
Net Assets		$2,085,078,454	$4,847,894	$2,089,926,348

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005
	AG2 Sub-Account	AG3 Sub-Account	AI1 Sub-Account	AI2 Sub-Account

Income and Expenses:
Dividend income	$-	$5,014	$16,919	$-
Mortality and expense risk charges	(15,468)	(6,825)	(363,786)	(393,054)
Distribution and administrative expense charges	(1,856)	(819)	(43,654)	(47,166)
Net investment income (loss)	$(17,324)	$(2,630)	$(390,521)	$(440,220)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$19,195	$21,623	$(1,172,331)	$(298,549)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$19,195	$21,623	$(1,172,331)	$(298,549)

Net unrealized appreciation (depreciation) on investments:
End of year	$205,585	$78,178	$4,170,767	$5,299,183
Beginning of year	160,866	84,073	813,752	2,988,093
Change in unrealized appreciation (depreciation)	$44,719	$(5,895)	$3,357,015	$2,311,090

Realized and unrealized gains (losses)	$63,914	$15,728	$2,184,684	$2,012,541
Increase (Decrease) in net assets from operations	$46,590	$13,098	$1,794,163	$1,572,321

	AI3 Sub-Account	AI4 Sub-Account	AI5 Sub-Account	AI7 Sub-Account

Income and Expenses:
Dividend income	$453,355	$214,940	$41,976	$-
Mortality and expense risk charges	(414,848)	(421,562)	(68,488)	(15,040)
Distribution and administrative expense charges	(49,782)	(50,587)	(8,219)	(1,805)
Net investment income (loss)	$(11,275)	$(257,209)	$(34,731)	$(16,845)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(1,528,253)	$1,899,878	$43,198	$18,439
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(1,528,253)	$1,899,878	$43,198	$18,439

Net unrealized appreciation (depreciation) on investments:
End of year	$1,731,125	$11,875,069	$860,396	$199,353
Beginning of year	(905,731)	8,505,510	672,259	138,607
Change in unrealized appreciation (depreciation)	$2,636,856	$3,369,559	$188,137	$60,746

Realized and unrealized gains (losses)	$1,108,603	$5,269,437	$231,335	$79,185
Increase (Decrease) in net assets from operations	$1,097,328	$5,012,228	$196,604	$62,340

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	AI8 Sub-Account	AI9 Sub-Account	SGI Sub-Account	AL1 Sub-Account

Income and Expenses:
Dividend income	$5,160	$1,234	$3,458,284	$83,726
Mortality and expense risk charges	(13,213)	(3,029)	(2,151,094)	(466,345)
Distribution and administrative expense charges	(1,586)	(364)	(258,131)	(55,961)
Net investment income (loss)	$(9,639)	$(2,159)	$1,049,059	$(438,580)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$45,392	$1,817	$16,020,222	$(3,788,943)
Realized gain distributions	-	-	10,844,618	-
Net realized gains (losses)	$45,392	$1,817	$26,864,840	$(3,788,943)

Net unrealized appreciation (depreciation) on investments:
End of year	$343,227	$23,538	$45,960,238	$(9,695)
Beginning of year	252,115	16,455	46,108,200	(7,487,771)
Change in unrealized appreciation (depreciation)	$91,112	$7,083	$(147,962)	$7,478,076

Realized and unrealized gains (losses)	$136,504	$8,900	$26,716,878	$3,689,133
Increase (Decrease) in net assets from operations	$126,865	$6,741	$27,765,937	$3,250,553

	AL2 Sub-Account	AL3 Sub-Account	AN1 Sub-Account	AN2 Sub-Account

Income and Expenses:
Dividend income	$256,809	$-	$-	$-
Mortality and expense risk charges	(304,954)	(93,325)	(146,610)	(26,067)
Distribution and administrative expense charges	(36,595)	(11,199)	(17,593)	(3,128)
Net investment income (loss)	$(84,740)	$(104,524)	$(164,203)	$(29,195)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(1,634,739)	$71,305	$284,147	$24,731
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(1,634,739)	$71,305	$284,147	$24,731

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,154,352)	$1,970,844	$2,712,762	$286,786
Beginning of year	(3,221,263)	923,417	1,463,073	245,366
Change in unrealized appreciation (depreciation)	$2,066,911	$1,047,427	$1,249,689	$41,420

Realized and unrealized gains (losses)	$432,172	$1,118,732	$1,533,836	$66,151
Increase (Decrease) in net assets from operations	$347,432	$1,014,208	$1,369,633	$36,956

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	AN3 Sub-Account	AN4 Sub-Account	AN5 Sub-Account	CS1 Sub-Account

Income and Expenses:
Dividend income	$555,278	$28,542	$-	$9,437
Mortality and expense risk charges	(563,126)	(121,843)	(29,190)	(15,606)
Distribution and administrative expense charges	(67,575)	(14,621)	(3,503)	(1,873)
Net investment income (loss)	$(75,423)	$(107,922)	$(32,693)	$(8,042)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$2,802,707	$798,065	$231,019	$69,445
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$2,802,707	$798,065	$231,019	$69,445

Net unrealized appreciation (depreciation) on investments:
End of year	$8,649,324	$2,849,133	$286,746	$567,942
Beginning of year	10,202,190	1,870,299	440,740	315,211
Change in unrealized appreciation (depreciation)	$(1,552,866)	$978,834	$(153,994)	$252,731

Realized and unrealized gains (losses)	$1,249,841	$1,776,899	$77,025	$322,176
Increase (Decrease) in net assets from operations	$1,174,418	$1,668,977	$44,332	$314,134

	CS2 Sub-Account	CS3 Sub-Account	CS4 Sub-Account	FL1 Sub-Account

Income and Expenses:
Dividend income	$4,318	$-	$-	$48,030
Mortality and expense risk charges	(6,386)	(5,151)	(23,715)	(556,292)
Distribution and administrative expense charges	(766)	(618)	(2,846)	(66,755)
Net investment income (loss)	$(2,834)	$(5,769)	$(26,561)	$(575,017)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(39,899)	$(74,226)	$77,368	$2,072,665
Realized gain distributions	-	-	-	6,861
Net realized gains (losses)	$(39,899)	$(74,226)	$77,368	$2,079,526

Net unrealized appreciation (depreciation) on investments:
End of year	$88,295	$45,695	$184,763	$11,825,195
Beginning of year	(30,703)	(88,814)	328,769	7,591,879
Change in unrealized appreciation (depreciation)	$118,998	$134,509	$(144,006)	$4,233,316

Realized and unrealized gains (losses)	$79,099	$60,283	$(66,638)	$6,312,842
Increase (Decrease) in net assets from operations	$76,265	$54,514	$(93,199)	$5,737,825

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	FL2 Sub-Account	FL3 Sub-Account	FTG Sub-Account	FTI Sub-Account

Income and Expenses:
Dividend income	$48,846	$182,453	$65,586	$64,234
Mortality and expense risk charges	(123,598)	(919,061)	(86,977)	(75,557)
Distribution and administrative expense charges	(14,832)	(110,287)	(10,437)	(9,067)
Net investment income (loss)	$(89,584)	$(846,895)	$(31,828)	$(20,390)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$883,750	$1,547,373	$198,638	$406,370
Realized gain distributions	48,846	-	-	-
Net realized gains (losses)	$932,596	$1,547,373	$198,638	$406,370

Net unrealized appreciation (depreciation) on investments:
End of year	$3,181,218	$10,318,416	$948,349	$997,746
Beginning of year	2,592,684	8,675,736	666,685	880,268
Change in unrealized appreciation (depreciation)	$588,534	$1,642,680	$281,664	$117,478

Realized and unrealized gains (losses)	$1,521,130	$3,190,053	$480,302	$523,848
Increase (Decrease) in net assets from operations	$1,431,546	$2,343,158	$448,474	$503,458

	GS2 Sub-Account	GS3 Sub-Account	GS4 Sub-Account	GS5 Sub-Account

Income and Expenses:
Dividend income	$16,113	$111,650	$110,543	$25,269
Mortality and expense risk charges	(81,390)	(194,983)	(88,927)	(106,731)
Distribution and administrative expense charges	(9,767)	(23,398)	(10,671)	(12,808)
Net investment income (loss)	$(75,044)	$(106,731)	$10,945	$(94,270)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$449,428	$196,408	$187,446	$8,249
Realized gain distributions	596,592	-	-	-
Net realized gains (losses)	$1,046,020	$196,408	$187,446	$8,249

Net unrealized appreciation (depreciation) on investments:
End of year	$573,296	$2,258,988	$956,788	$1,701,534
Beginning of year	1,281,666	1,687,740	997,656	722,112
Change in unrealized appreciation (depreciation)	$(708,370)	$571,248	$(40,868)	$979,422

Realized and unrealized gains (losses)	$337,650	$767,656	$146,578	$987,671
Increase (Decrease) in net assets from operations	$262,606	$660,925	$157,523	$893,401

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	GS7 Sub-Account	IV1 Sub-Account	IV2 Sub-Account	JP1 Sub-Account
Income and Expenses:
Dividend income	$4,585	$-	$-	$122,758
Mortality and expense risk charges	(42,783)	(27,150)	(50,809)	(121,354)
Distribution and administrative expense charges	(5,134)	(3,258)	(6,097)	(14,562)
Net investment income (loss)	$(43,332)	$(30,408)	$(56,906)	$(13,158)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$195,692	$168,246	$168,053	$(463,620)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$195,692	$168,246	$168,053	$(463,620)

Net unrealized appreciation (depreciation) on investments:
End of year	$407,224	$523,661	$764,682	$(443,924)
Beginning of year	549,153	481,603	727,197	(877,737)
Change in unrealized appreciation (depreciation)	$(141,929)	$42,058	$37,485	$433,813

Realized and unrealized gains (losses)	$53,763	$210,304	$205,538	$(29,807)
Increase (Decrease) in net assets from operations	$10,431	$179,896	$148,632	$(42,965)

	JP2 Sub-Account	JP3 Sub-Account	LA1 Sub-Account	LA2 Sub-Account

Income and Expenses:
Dividend income	$41,130	$-	$1,726,872	$463,261
Mortality and expense risk charges	(57,900)	(82,018)	(2,465,071)	(1,458,118)
Distribution and administrative expense charges	(6,948)	(9,842)	(295,809)	(174,974)
Net investment income (loss)	$(23,718)	$(91,860)	$(1,034,008)	$(1,169,831)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$55,318	$203,257	$4,195,734	$4,376,654
Realized gain distributions	-	804,663	10,550,890	6,329,951
Net realized gains (losses)	$55,318	$1,007,920	$14,746,624	$10,706,605

Net unrealized appreciation (depreciation) on investments:
End of year	$970,767	$785,133	$22,639,523	$23,511,063
Beginning of year	625,147	1,595,760	33,679,917	26,283,694
Change in unrealized appreciation (depreciation)	$345,620	$(810,627)	$(11,040,394)	$(2,772,631)

Realized and unrealized gains (losses)	$400,938	$197,293	$3,706,230	$7,933,974
Increase (Decrease) in net assets from operations	$377,220	$105,433	$2,672,222	$6,764,143

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	LA3 Sub-Account	CAS Sub-Account	EGS Sub-Account	GSS Sub-Account
Income and Expenses:
Dividend income	$-	$65,742	$-	$1,752,158
Mortality and expense risk charges	(56,037)	(147,290)	(283,217)	(464,538)
Distribution and administrative expense charges	(6,725)	(17,675)	(33,986)	(55,745)
Net investment income (loss)	$(62,762)	$(99,223)	$(317,203)	$1,231,875

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$372,173	$(702,739)	$(687,471)	$(416,442)
Realized gain distributions	197,033	-	-	-
Net realized gains (losses)	$569,206	$(702,739)	$(687,471)	$(416,442)

Net unrealized appreciation (depreciation) on investments:
End of year	$1,206,195	$(3,452)	$2,758,327	$(1,423,064)
Beginning of year	721,846	(645,617)	289,452	(921,032)
Change in unrealized appreciation (depreciation)	$484,349	$642,165	$2,468,875	$(502,032)

Realized and unrealized gains (losses)	$1,053,555	$(60,574)	$1,781,404	$(918,474)
Increase (Decrease) in net assets from operations	$990,793	$(159,797)	$1,464,201	$313,401

	HYS Sub-Account	M1A Sub-Account	M1B Sub-Account	MFC Sub-Account

Income and Expenses:
Dividend income	$1,978,378	$-	$28,403	$1,206,069
Mortality and expense risk charges	(284,554)	(633,436)	(134,726)	(192,991)
Distribution and administrative expense charges	(34,146)	(76,012)	(16,167)	(23,159)
Net investment income (loss)	$1,659,678	$(709,448)	$(122,490)	$989,919

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$432,165	$2,155,270	$104,916	$3,467
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$432,165	$2,155,270	$104,916	$3,467

Net unrealized appreciation (depreciation) on investments:
End of year	$393,941	$8,681,668	$1,436,594	$226,826
Beginning of year	2,386,109	8,787,677	1,187,531	1,236,243
Change in unrealized appreciation (depreciation)	$(1,992,168)	$(106,009)	$249,063	$(1,009,417)

Realized and unrealized gains (losses)	$(1,560,003)	$2,049,261	$353,979	$(1,005,950)
Increase (Decrease) in net assets from operations	$99,675	$1,339,813	$231,489	$(16,031)

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	MFD Sub-Account	MFE Sub-Account	MFF Sub-Account	MFJ Sub-Account
Income and Expenses:
Dividend income	$7,193	$73,285	$-	$1,940,962
Mortality and expense risk charges	(25,965)	(116,831)	(33,674)	(1,207,305)
Distribution and administrative expense charges	(3,116)	(14,020)	(4,041)	(144,877)
Net investment income (loss)	$(21,888)	$(57,566)	$(37,715)	$588,780

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$70,563	$817,705	$105,555	$1,527,351
Realized gain distributions	-	-	-	1,992,364
Net realized gains (losses)	$70,563	$817,705	$105,555	$3,519,715

Net unrealized appreciation (depreciation) on investments:
End of year	$151,869	$2,991,008	$538,798	$6,111,928
Beginning of year	239,022	2,506,444	437,550	9,423,975
Change in unrealized appreciation (depreciation)	$(87,153)	$484,564	$101,248	$(3,312,047)

Realized and unrealized gains (losses)	$(16,590)	$1,302,269	$206,803	$207,668
Increase (Decrease) in net assets from operations	$(38,478)	$1,244,703	$169,088	$796,448

	MFK Sub-Account	MFL Sub-Account	MIS Sub-Account	MIT Sub-Account

Income and Expenses:
Dividend income	$1,167,951	$52,422	$136,170	$225,494
Mortality and expense risk charges	(354,553)	(83,402)	(336,727)	(302,835)
Distribution and administrative expense charges	(42,546)	(10,008)	(40,407)	(36,340)
Net investment income (loss)	$770,852	$(40,988)	$(240,964)	$(113,681)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(349,311)	$159,019	$(1,602,763)	$(694,909)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(349,311)	$159,019	$(1,602,763)	$(694,909)

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,168,174)	$1,046,707	$1,179,928	$2,094,975
Beginning of year	(866,618)	816,554	(1,265,038)	(27,058)
Change in unrealized appreciation (depreciation)	$(301,556)	$230,153	$2,444,966	$2,122,033

Realized and unrealized gains (losses)	$(650,867)	$389,172	$842,203	$1,427,124
Increase (Decrease) in net assets from operations	$119,985	$348,184	$601,239	$1,313,443

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	MMS Sub-Account	NWD Sub-Account	TRS Sub-Account	UTS Sub-Account
Income and Expenses:
Dividend income	$81,936	$-	$1,342,952	$327,636
Mortality and expense risk charges	(38,730)	(469,809)	(662,155)	(425,257)
Distribution and administrative expense charges	(4,648)	(56,377)	(79,459)	(51,031)
Net investment income (loss)	$38,558	$(526,186)	$601,338	$(148,652)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$-	$1,719,976	$931,282	$367,254
Realized gain distributions	-	-	1,292,014	-
Net realized gains (losses)	$-	$1,719,976	$2,223,296	$367,254

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$9,780,776	$5,140,790	$10,303,976
Beginning of year	-	9,860,479	7,215,586	5,733,293
Change in unrealized appreciation (depreciation)	$-	$(79,703)	$(2,074,796)	$4,570,683

Realized and unrealized gains (losses)	$-	$1,640,273	$148,500	$4,937,937
Increase (Decrease) in net assets from operations	$38,558	$1,114,087	$749,838	$4,789,285

	OP1 Sub-Account	OP2 Sub-Account	OP3 Sub-Account	OP4 Sub-Account

Income and Expenses:
Dividend income	$21,920	$-	$-	$19,985
Mortality and expense risk charges	(63,729)	(115,554)	(34,343)	(19,144)
Distribution and administrative expense charges	(7,647)	(13,866)	(4,121)	(2,297)
Net investment income (loss)	$(49,456)	$(129,420)	$(38,464)	$(1,456)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$83,183	$133,285	$42,741	$20,523
Realized gain distributions	-	378,863	395,855	54,015
Net realized gains (losses)	$83,183	$512,148	$438,596	$74,538

Net unrealized appreciation (depreciation) on investments:
End of year	$553,396	$1,386,803	$245,227	$81,436
Beginning of year	321,984	561,689	709,864	103,471
Change in unrealized appreciation (depreciation)	$231,412	$825,114	$(464,637)	$(22,035)

Realized and unrealized gains (losses)	$314,595	$1,337,262	$(26,041)	$52,503
Increase (Decrease) in net assets from operations	$265,139	$1,207,842	$(64,505)	$51,047

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	PHY Sub-Account	PMB Sub-Account	PRR Sub-Account	PTR Sub-Account
Income and Expenses:
Dividend income	$5,210,816	$3,194,013	$567,067	$3,512,967
Mortality and expense risk charges	(1,134,394)	(904,747)	(276,121)	(1,479,505)
Distribution and administrative expense charges	(136,127)	(108,570)	(33,135)	(177,541)
Net investment income (loss)	$3,940,295	$2,180,696	$257,811	$1,855,921

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$1,628,658	$1,379,082	$188,572	$376,148
Realized gain distributions	-	1,199,535	221,924	1,664,307
Net realized gains (losses)	$1,628,658	$2,578,617	$410,496	$2,040,455

Net unrealized appreciation (depreciation) on investments:
End of year	$2,842,413	$3,558,357	$213,187	$(1,840,115)
Beginning of year	6,525,848	2,831,242	763,245	1,213,360
Change in unrealized appreciation (depreciation)	$(3,683,435)	$727,115	$(550,058)	$(3,053,475)

Realized and unrealized gains (losses)	$(2,054,777)	$3,305,732	$(139,562)	$(1,013,020)
Increase (Decrease) in net assets from operations	$1,885,518	$5,486,428	$118,249	$842,901

	RX1 Sub-Account	RX2 Sub-Account	SB1 Sub-Account	SB2 Sub-Account

Income and Expenses:
Dividend income	$3,224	$-	$5,936	$6,838
Mortality and expense risk charges	(14,841)	(26,390)	(8,816)	(7,167)
Distribution and administrative expense charges	(1,781)	(3,167)	(1,058)	(860)
Net investment income (loss)	$(13,398)	$(29,557)	$(3,938)	$(1,189)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$66,894	$198,450	$11,923	$6,999
Realized gain distributions	-	-	489	-
Net realized gains (losses)	$66,894	$198,450	$12,412	$6,999

Net unrealized appreciation (depreciation) on investments:
End of year	$238,227	$158,053	$120,325	$75,566
Beginning of year	262,118	434,394	109,679	52,835
Change in unrealized appreciation (depreciation)	$(23,891)	$(276,341)	$10,646	$22,731

Realized and unrealized gains (losses)	$43,003	$(77,891)	$23,058	$29,730
Increase (Decrease) in net assets from operations	$29,605	$(107,448)	$19,120	$28,541

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	SB3 Sub-Account	SB4 Sub-Account	SC1 Sub-Account	SC2 Sub-Account
Income and Expenses:
Dividend income	$140,783	$64,367	$2,497,727	$2,275,942
Mortality and expense risk charges	(36,972)	(43,697)	(1,267,202)	(647,848)
Distribution and administrative expense charges	(4,437)	(5,244)	(152,064)	(77,742)
Net investment income (loss)	$99,374	$15,426	$1,078,461	$1,550,352

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$51,881	$75,798	$-	$497,052
Realized gain distributions	82,464	22,417	-	465,504
Net realized gains (losses)	$134,345	$98,215	$-	$962,556

Net unrealized appreciation (depreciation) on investments:
End of year	$(69,974)	$192,243	$-	$(278,563)
Beginning of year	130,493	241,421	-	2,009,759
Change in unrealized appreciation (depreciation)	$(200,467)	$(49,178)	$-	$(2,288,322)

Realized and unrealized gains (losses)	$(66,122)	$49,037	$-	$(1,325,766)
Increase (Decrease) in net assets from operations	$33,252	$64,463	$1,078,461	$224,586

	SC3 Sub-Account	SC5 Sub-Account	SC7 Sub-Account	SCB Sub-Account

Income and Expenses:
Dividend income	$1,172,054	$74,539	$356,710	$-
Mortality and expense risk charges	(1,003,476)	(1,138,990)	(667,581)	(1,107,235)
Distribution and administrative expense charges	(120,417)	(136,679)	(80,110)	(132,868)
Net investment income (loss)	$48,161	$(1,201,130)	$(390,981)	$(1,240,103)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$5,183,248	$4,845,527	$2,131,415	$3,975,671
Realized gain distributions	6,305,928	2,085,878	-	10,808,524
Net realized gains (losses)	$11,489,176	$6,931,405	$2,131,415	$14,784,195

Net unrealized appreciation (depreciation) on investments:
End of year	$17,775,846	$28,964,700	$12,087,553	$10,547,153
Beginning of year	23,564,286	23,185,392	9,856,081	22,077,315
Change in unrealized appreciation (depreciation)	$(5,788,440)	$5,779,308	$2,231,472	$(11,530,162)

Realized and unrealized gains (losses)	$5,700,736	$12,710,713	$4,362,887	$3,254,033
Increase (Decrease) in net assets from operations	$5,748,897	$11,509,583	$3,971,906	$2,013,930

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

SCM Sub-Account
Income and Expenses:
Dividend income	$2,921
Mortality and expense risk charges	(38,545)
Distribution and administrative expense charges	(4,625)
Net investment income (loss)	$(40,249)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$94,662
Realized gain distributions	367,731
Net realized gains (losses)	$462,393

Net unrealized appreciation (depreciation) on investments:
End of year	$(272,701)
Beginning of year	284,933
Change in unrealized appreciation (depreciation)	$(557,634)

Realized and unrealized gains (losses)	$(95,241)
Increase (Decrease) in net assets from operations	$(135,490)

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets

	AG2		AG3		AI1		AI2		AI3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(17,324)	$(13,898)	$(2,630)	$(3,993)	$(390,521)	$(450,360)	$(440,220)	$(499,512)	$(11,275)	$(191,213)
Net realized gains (losses)	19,195	18,720	21,623	9,203	(1,172,331)	(2,188,696)	(298,549)	(1,706,194)	(1,528,253)	(1,773,349)
Net unrealized gains (losses)	44,719	62,498	(5,895)	22,619	3,357,015	4,112,326	2,311,090	4,322,739	2,636,856	4,420,923
Increase (Decrease) in net assets from operations	$46,590	$67,320	$13,098	$27,829	$1,794,163	$1,473,270	$1,572,321	$2,117,033	$1,097,328	$2,456,361

Participant Transactions:
Accumulation Activity:
Purchase payments received	$2,573	$101,545	$25,806	$13,440	$295,335	$213,821	$325,709	$276,308	$373,138	$245,743
Net transfers between Sub-Accounts and Fixed Account	(18,378)	239,938	(74,789)	(8,190)	(2,694,558)	234,950	(3,097,369)	(2,055,966)	(2,883,398)	(2,338,242)
Withdrawals, surrenders, annuitizations and contract charges	(29,163)	(24,108)	(2,208)	(13,643)	(3,311,936)	(2,825,586)	(3,781,102)	(3,045,744)	(3,791,772)	(3,053,815)
Net accumulation activity	$(44,968)	$317,375	$(51,191)	$(8,393)	$(5,711,159)	$(2,376,815)	$(6,552,762)	$(4,825,402)	$(6,302,032)	$(5,146,314)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$37,004	$-	$-
Annuity payments and contract charges	(860)	(837)	-	-	(12,553)	(2,251)	(22,564)	(17,556)	(25,011)	(14,839)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(221)	(215)	-	-	(990)	(755)	(1,680)	(1,787)	(1,146)	(1,305)
Net annuitization activity	$(1,081)	$(1,052)	$-	$-	$(13,543)	$(3,006)	$(24,244)	$17,661	$(26,157)	$(16,144)
Increase (Decrease) in net assets from
Participant owner transactions	$(46,049)	$316,323	$(51,191)	$(8,393)	$(5,724,702)	$(2,379,821)	$(6,577,006)	$(4,807,741)	$(6,328,189)	$(5,162,458)

Increase (Decrease) in net assets	$541	$383,643	$(38,093)	$19,436	$(3,930,539)	$(906,551)	$(5,004,685)	$(2,690,708)	$(5,230,861)	$(2,706,097)

Net Assets:
Beginning of year	$942,938	$559,295	$440,009	$420,573	$31,312,996	$32,219,547	$34,075,283	$36,765,991	$35,393,203	$38,099,300
End of year	$943,479	$942,938	$401,916	$440,009	$27,382,457	$31,312,996	$29,070,598	$34,075,283	$30,162,342	$35,393,203

Unit Transactions:
Beginning of year	83,335	47,672	37,182	37,791	4,032,429	4,349,721	5,955,627	6,855,680	4,307,659	4,977,326
Purchased	262	8,206	1,981	1,122	38,267	30,672	60,375	48,853	39,955	31,424
Transferred between Sub-Accounts and Fixed Accumulation Account	(1,889)	29,248	(5,445)	(647)	(311,001)	35,719	(566,030)	(412,755)	(345,895)	(311,766)
Withdrawn, Surrendered and Annuitized	(2,440)	(1,791)	(186)	(1,084)	(429,990)	(383,683)	(663,101)	(536,151)	(429,787)	(389,325)
End of year	79,268	83,335	33,532	37,182	3,329,705	4,032,429	4,786,871	5,955,627	3,571,932	4,307,659

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	AI4		AI5		AI7		AI8		AI9
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(257,209)	$(245,087)	$(34,731)	$(60,490)	$(16,845)	$(14,003)	$(9,639)	$(8,350)	$(2,159)	$(2,272)
Net realized gains (losses)	1,899,878	510,223	43,198	(12,250)	18,439	54,524	45,392	38,448	1,817	3,436
Net unrealized gains (losses)	3,369,559	5,896,612	188,137	294,571	60,746	3,038	91,112	126,411	7,083	6,002
Increase (Decrease) in net assets from operations	$5,012,228	$6,161,748	$196,604	$221,831	$62,340	$43,559	$126,865	$156,509	$6,741	$7,166

Participant Transactions:
Accumulation Activity:
Purchase payments received	$261,764	$161,853	$9,341	$76,225	$8,651	$39,887	$788	$2,922	$3,450	$5,430
Net transfers between Sub-Accounts and Fixed Account	(319,487)	(497,942)	(314,663)	(403,410)	(20,011)	140,023	(97,642)	60,285	2,766	75,065
Withdrawals, surrenders, annuitizations and contract charges	(3,888,393)	(2,377,105)	(364,568)	(651,312)	(23,251)	(77,582)	(17,206)	(41,016)	(11,038)	(15,012)
Net accumulation activity	$(3,946,116)	$(2,713,194)	$(669,890)	$(978,497)	$(34,611)	$102,328	$(114,060)	$22,191	$(4,822)	$65,483

Annuitization Activity:
Annuitizations	$-	$21,950	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(27,271)	(12,871)	-	-	(1,003)	(980)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(2,256)	(2,331)	-	-	(262)	(252)	-	-	-	-
Net annuitization activity	$(29,527)	$6,748	$-	$-	$(1,265)	$(1,232)	$-	$-	$-	$-
Increase (Decrease) in net assets from
Participan owner transactions	$(3,975,643)	$(2,706,446)	$(669,890)	$(978,497)	$(35,876)	$101,096	$(114,060)	$22,191	$(4,822)	$65,483

Increase (Decrease) in net assets	$1,036,585	$3,455,302	$(473,286)	$(756,666)	$26,464	$144,655	$12,805	$178,700	$1,919	$72,649

Net Assets:
Beginning of year	$33,192,203	$29,736,901	$5,501,905	$6,258,571	$961,587	$816,932	$890,184	$711,484	$200,665	$128,016
End of year	$34,228,788	$33,192,203	$5,028,619	$5,501,905	$988,051	$961,587	$902,989	$890,184	$202,584	$200,665

Unit Transactions:
Beginning of year	3,574,144	3,910,999	705,233	836,085	83,459	72,162	63,338	60,796	17,199	11,352
Purchased	27,135	19,219	1,199	10,276	644	3,787	56	239	262	482
Transferred between Sub-Accounts and Fixed Accumulation Account	(47,746)	(78,047)	(40,656)	(53,237)	(2,370)	13,180	(6,506)	5,491	227	6,990
Withdrawn, Surrendered and Annuitized	(390,325)	(278,027)	(46,668)	(87,891)	(1,562)	(5,670)	(1,106)	(3,188)	(962)	(1,625)
End of year	3,163,208	3,574,144	619,108	705,233	80,171	83,459	55,782	63,338	16,726	17,199

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SGI		AL1		AL2		AL3		AN1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$1,049,059	$1,058,814	$(438,580)	$(659,441)	$(84,740)	$(261,655)	$(104,524)	$(112,216)	$(164,203)	$(169,771)
Net realized gains (losses)	26,864,840	10,633,779	(3,788,943)	(5,955,487)	(1,634,739)	(2,944,851)	71,305	(342,483)	284,147	(73,150)
Net unrealized gains (losses)	(147,962)	16,564,536	7,478,076	7,935,279	2,066,911	4,785,708	1,047,427	1,500,688	1,249,689	982,161
Increase (Decrease) in net assets from operations	$27,765,937	$28,257,129	$3,250,553	$1,320,351	$347,432	$1,579,202	$1,014,208	$1,045,989	$1,369,633	$739,240

Participant Transactions:
Accumulation Activity:
Purchase payments received	$3,430,260	$9,488,136	$192,674	$149,631	$87,777	$193,890	$34,390	$20,038	$72,077	$139,872
Net transfers between Sub-Accounts and Fixed Account	6,036,914	12,576,623	(6,525,769)	(6,154,127)	(2,329,145)	(4,966,421)	(645,380)	(942,584)	1,818	242,332
Withdrawals, surrenders, annuitizations and contract charges	(13,398,287)	(7,972,357)	(4,003,414)	(4,659,809)	(3,405,377)	(2,804,426)	(830,079)	(674,293)	(913,092)	(1,237,558)
Net accumulation activity	$(3,931,113)	$14,092,402	$(10,336,509)	$(10,664,305)	$(5,646,745)	$(7,576,957)	$(1,441,069)	$(1,596,839)	$(839,197)	$(855,354)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$6,962	$-	$-	$-	$-
Annuity payments and contract charges	(20,910)	(13,965)	(23,708)	(11,472)	(46,263)	(36,531)	(14,805)	(4,312)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	1,821	704	42,297	(1,098)	218,958	(3,001)	(889)	(761)	-	-
Net annuitization activity	$(19,089)	$(13,261)	$18,589	$(12,570)	$172,695	$(32,570)	$(15,694)	$(5,073)	$-	$-
Increase (Decrease) in net assets from
Participan owner transactions	$(3,950,202)	$14,079,141	$(10,317,920)	$(10,676,875)	$(5,474,050)	$(7,609,527)	$(1,456,763)	$(1,601,912)	$(839,197)	$(855,354)

Increase (Decrease) in net assets	$23,815,735	$42,336,270	$(7,067,367)	$(9,356,524)	$(5,126,618)	$(6,030,325)	$(442,555)	$(555,923)	$530,436	$(116,114)

Net Assets:
Beginning of year	$142,734,261	$100,397,991	$41,710,670	$51,067,194	$26,554,538	$32,584,863	$7,621,329	$8,177,252	$11,884,975	$12,001,089
End of year	$166,549,996	$142,734,261	$34,643,303	$41,710,670	$21,427,920	$26,554,538	$7,178,774	$7,621,329	$12,415,411	$11,884,975

Unit Transactions:
Beginning of year	6,913,520	6,087,549	5,448,196	6,967,886	2,847,367	3,733,810	1,007,491	1,243,757	1,506,718	1,617,322
Purchased	156,526	568,264	20,081	21,012	9,300	25,965	4,122	3,157	8,069	16,440
Transferred between Sub-Accounts and Fixed Accumulation Account	280,579	708,320	(918,772)	(892,099)	(255,118)	(589,666)	(76,591)	(140,722)	(13,306)	38,721
Withdrawn, Surrendered and Annuitized	(604,769)	(450,613)	(493,045)	(648,603)	(368,005)	(322,742)	(103,319)	(98,701)	(112,832)	(165,765)
End of year	6,745,856	6,913,520	4,056,460	5,448,196	2,233,544	2,847,367	831,703	1,007,491	1,388,649	1,506,718

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	AN2		AN3		AN4		AN5		CS1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(29,195)	$(36,371)	$(75,423)	$(332,109)	$(107,922)	$(70,618)	$(32,693)	$(28,061)	$(8,042)	$(13,322)
Net realized gains (losses)	24,731	156,587	2,802,707	450,067	798,065	390,727	231,019	106,554	69,445	(34,402)
Net unrealized gains (losses)	41,420	(104,598)	(1,552,866)	3,980,470	978,834	810,237	(153,994)	212,580	252,731	292,637
Increase (Decrease) in net assets from operations	$36,956	$15,618	$1,174,418	$4,098,428	$1,668,977	$1,130,346	$44,332	$291,073	$314,134	$244,913

Participant Transactions:
Accumulation Activity:
Purchase payments received	$23,960	$84,289	$277,663	$655,705	$74,444	$97,207	$21,914	$11,498	$370	$1,045
Net transfers between Sub-Accounts and Fixed Account	45,011	(685,741)	(963,228)	610,724	3,724,408	1,702,760	452,687	1,508,304	130,671	181,549
Withdrawals, surrenders, annuitizations and contract charges	(102,721)	(131,875)	(8,249,609)	(5,171,691)	(567,950)	(416,949)	(237,577)	(80,552)	(113,808)	(211,810)
Net accumulation activity	$(33,750)	$(733,327)	$(8,935,174)	$(3,905,262)	$3,230,902	$1,383,018	$237,024	$1,439,250	$17,233	$(29,216)

Annuitization Activity:
Annuitizations	$-	$-	$-	$(6,863)	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(989)	(668)	(6,774)	(4,490)	(1,671)	(687)	(3,807)	(2,816)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(314)	4,287	(680)	(255)	(397)	5,232	(872)	(622)
Net annuitization activity	$-	$-	$(1,303)	$(3,244)	$(7,454)	$(4,745)	$(2,068)	$4,545	$(4,679)	$(3,438)
Increase (Decrease) in net assets from
Participan owner transactions	$(33,750)	$(733,327)	$(8,936,477)	$(3,908,506)	$3,223,448	$1,378,273	$234,956	$1,443,795	$12,554	$(32,654)

Increase (Decrease) in net assets	$3,206	$(717,709)	$(7,762,059)	$189,922	$4,892,425	$2,508,619	$279,288	$1,734,868	$326,688	$212,259

Net Assets:
Beginning of year	$2,100,054	$2,817,763	$46,251,629	$46,061,707	$6,619,081	$4,110,462	$2,844,332	$1,109,464	$1,256,470	$1,044,211
End of year	$2,103,260	$2,100,054	$38,489,570	$46,251,629	$11,511,506	$6,619,081	$3,123,620	$2,844,332	$1,583,158	$1,256,470

Unit Transactions:
Beginning of year	281,520	396,141	4,469,640	4,877,794	465,307	351,603	264,939	116,800	80,296	82,222
Purchased	3,458	10,208	25,929	61,222	4,851	6,689	1,941	1,053		70
Transferred between Sub-Accounts and Fixed Accumulation Account	12,046	(104,903)	(84,976)	71,264	248,715	142,262	34,886	155,819	9,416	12,100
Withdrawn, Surrendered and Annuitized	(15,487)	(19,926)	(795,352)	(540,640)	(39,065)	(35,247)	(23,587)	(8,733)	(7,865)	(14,096)
End of year	281,537	281,520	3,615,241	4,469,640	679,808	465,307	278,179	264,939	81,847	80,296

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	CS2		CS3		CS4		FL1		FL2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(2,834)	$(2,111)	$(5,769)	$(6,415)	$(26,561)	$(27,313)	$(575,017)	$(403,363)	$(89,584)	$(38,610)
Net realized gains (losses)	(39,899)	(71,860)	(74,226)	(52,055)	77,368	111,195	2,079,526	930,705	932,596	625,993
Net unrealized gains (losses)	118,998	139,586	134,509	125,987	(144,006)	61,356	4,233,316	3,503,984	588,534	409,493
Increase (Decrease) in net assets from operations	$76,265	$65,615	$54,514	$67,517	$(93,199)	$145,238	$5,737,825	$4,031,326	$1,431,546	$996,876

Participant Transactions:
Accumulation Activity:
Purchase payments received	$204	$-	$750	$3,875	$4,521	$3,225	$412,829	$1,150,455	$43,047	$206,978
Net transfers between Sub-Accounts and Fixed Account	(18,655)	(57,543)	9,288	69,394	61,037	948,163	7,421,916	8,195,023	(721,404)	346,185
Withdrawals, surrenders, annuitizations and contract charges	(44,892)	(53,164)	(107,651)	(28,632)	(395,293)	(251,516)	(3,450,744)	(2,108,146)	(861,127)	(913,498)
Net accumulation activity	$(63,343)	$(110,707)	$(97,613)	$44,637	$(329,735)	$699,872	$4,384,001	$7,237,332	$(1,539,484)	$(360,335)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(130)	(116)	(1,123)	(989)	(221)	(220)	(2,672)	(1,714)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(20)	(17)	(616)	(561)	(28)	(69)	(613)	(300)	-	-
Net annuitization activity	$(150)	$(133)	$(1,739)	$(1,550)	$(249)	$(289)	$(3,285)	$(2,014)	$-	$-
Increase (Decrease) in net assets from
Participan owner transactions	$(63,493)	$(110,840)	$(99,352)	$43,087	$(329,984)	$699,583	$4,380,716	$7,235,318	$(1,539,484)	$(360,335)

Increase (Decrease) in net assets	$12,772	$(45,225)	$(44,838)	$110,604	$(423,183)	$844,821	$10,118,541	$11,266,644	$(107,938)	$636,541

Net Assets:
Beginning of year	$526,411	$571,636	$492,597	$381,993	$2,146,797	$1,301,976	$35,659,207	$24,392,563	$9,479,881	$8,843,340
End of year	$539,183	$526,411	$447,759	$492,597	$1,723,614	$2,146,797	$45,777,748	$35,659,207	$9,371,943	$9,479,881

Unit Transactions:
Beginning of year	53,306	65,412	45,514	41,071	191,347	117,857	2,876,581	2,230,010	931,307	975,952
Purchased			84	478	474	326	31,399	95,329	4,372	16,167
Transferred between Sub-Accounts and Fixed Accumulation Account	(1,647)	(6,221)	742	7,102	6,116	89,862	583,198	734,013	(67,804)	29,345
Withdrawn, Surrendered and Annuitized	(4,341)	(5,885)	(10,014)	(3,137)	(37,938)	(16,698)	(264,984)	(182,771)	(81,122)	(90,157)
End of year	47,318	53,306	36,326	45,514	159,999	191,347	3,226,194	2,876,581	786,753	931,307

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	FL3		FTG		FTI		GS2		GS3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(846,895)	$(935,306)	$(31,828)	$(20,612)	$(20,390)	$(19,088)	$(75,044)	$(81,013)	$(106,731)	$(49,389)
Net realized gains (losses)	1,547,373	357,705	198,638	95,121	406,370	224,975	1,046,020	957,468	196,408	(159,075)
Net unrealized gains (losses)	1,642,680	1,388,147	281,664	461,601	117,478	448,462	(708,370)	68,530	571,248	2,148,050
Increase (Decrease) in net assets from operations	$2,343,158	$810,546	$448,474	$536,110	$503,458	$654,349	$262,606	$944,985	$660,925	$1,939,586

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,349,983	$4,315,648	$61,802	$104,907	$106,570	$243,593	$88,388	$22,966	$274,662	$211,200
Net transfers between Sub-Accounts and Fixed Account	(825,751)	11,305,872	1,955,804	2,886,944	1,706,323	1,355,538	655,153	(1,135,119)	(560,618)	505,845
Withdrawals, surrenders, annuitizations and contract charges	(5,736,002)	(6,831,347)	(549,664)	(80,073)	(808,635)	(260,472)	(896,329)	(678,978)	(1,992,983)	(1,458,874)
Net accumulation activity	$(5,211,770)	$8,790,173	$1,467,942	$2,911,778	$1,004,258	$1,338,659	$(152,788)	$(1,791,131)	$(2,278,939)	$(741,829)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$27,188
Annuity payments and contract charges	(5,616)	(5,610)	(1,075)	(117)	-	-	(1,274)	(1,177)	(28,487)	(25,652)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	142	(3,813)	(227)	111	-	-	(612)	(1,009)	118,370	(6,256)
Net annuitization activity	$(5,474)	$(9,423)	$(1,302)	$(6)	$-	$-	$(1,886)	$(2,186)	$89,883	$(4,720)
Increase (Decrease) in net assets from contract
owner transactions	$(5,217,244)	$8,780,750	$1,466,640	$2,911,772	$1,004,258	$1,338,659	$(154,674)	$(1,793,317)	$(2,189,056)	$(746,549)

Increase (Decrease) in net assets	$(2,874,086)	$9,591,296	$1,915,114	$3,447,882	$1,507,716	$1,993,008	$107,932	$(848,332)	$(1,528,131)	$1,193,037

Net Assets:
Beginning of year	$68,251,070	$58,659,774	$4,826,714	$1,378,832	$4,833,764	$2,840,756	$6,663,954	$7,512,286	$16,491,554	$15,298,517
End of year	$65,376,984	$68,251,070	$6,741,828	$4,826,714	$6,341,480	$4,833,764	$6,771,886	$6,663,954	$14,963,423	$16,491,554

Unit Transactions:
Beginning of year	7,870,040	6,986,042	307,055	100,517	305,720	209,950	421,700	537,797	1,604,359	1,694,905
Purchased	149,615	375,431	3,875	7,478	6,680	17,325	5,698	1,852	31,492	21,530
Transferred between Sub-Accounts and Fixed Accumulation Account	(107,063)	1,391,299	123,503	204,655	105,820	96,787	41,445	(70,256)	(63,786)	45,890
Withdrawn, Surrendered and Annuitized	(685,317)	(882,732)	(33,792)	(5,595)	(49,117)	(18,342)	(55,956)	(47,693)	(197,763)	(157,966)
End of year	7,227,275	7,870,040	400,641	307,055	369,103	305,720	412,887	421,700	1,374,302	1,604,359

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	GS4		GS5		GS7		IV1		IV2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Yea Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$10,945	$9,493	$(94,270)	$(16,789)	$(43,332)	$(23,670)	$(30,408)	$(26,979)	$(56,906)	$(50,286)
Net realized gains (losses)	187,446	2,841	8,249	(449,393)	195,692	27,037	168,246	175,707	168,053	61,232
Net unrealized gains (losses)	(40,868)	1,000,672	979,422	1,401,435	(141,929)	284,761	42,058	93,378	37,485	432,182
Increase (Decrease) in net assets from operations	$157,523	$1,013,006	$893,401	$935,253	$10,431	$288,128	$179,896	$242,106	$148,632	$443,128

Participant Transactions:
Accumulation Activity:
Purchase payments received	$21,939	$29,198	$67,007	$9,557	$16,402	$32,310	$8,524	$38,865	$17,022	$127,182
Net transfers between Sub-Accounts and Fixed Account	610,238	576,100	(1,320,023)	964,242	(442,436)	899,639	(45,837)	(80,997)	117,647	246,651
Withdrawals, surrenders, annuitizations and contract charges	(1,166,095)	(561,673)	(854,248)	(641,356)	(690,867)	(185,371)	(142,030)	(161,652)	(261,566)	(182,982)
Net accumulation activity	$(533,918)	$43,625	$(2,107,264)	$332,443	$(1,116,901)	$746,578	$(179,343)	$(203,784)	$(126,897)	$190,851

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(2,760)	(2,509)	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(1)	-	(796)	(702)	-		-	-	-	-
Net annuitization activity	$(1)	$-	$(3,556)	$(3,211)	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from
Participan owner transactions	$(533,919)	$43,625	$(2,110,820)	$329,232	$(1,116,901)	$746,578	$(179,343)	$(203,784)	$(126,897)	$190,851

Increase (Decrease) in net assets	$(376,396)	$1,056,631	$(1,217,419)	$1,264,485	$(1,106,470)	$1,034,706	$553	$38,322	$21,735	$633,979

Net Assets:
Beginning of year	$7,051,742	$5,995,111	$9,614,462	$8,349,977	$4,134,445	$3,099,739	$2,087,945	$2,049,623	$3,776,289	$3,142,310
End of year	$6,675,346	$7,051,742	$8,397,043	$9,614,462	$3,027,975	$4,134,445	$2,088,498	$2,087,945	$3,798,024	$3,776,289

Unit Transactions:
Beginning of year	643,199	642,298	993,729	965,025	444,078	351,482	236,847	265,834	390,021	367,540
Purchased	1,950	2,715	6,332	987	1,957	2,678	989	3,512	1,479	11,356
Transferred between Sub-Accounts and Fixed Accumulation Account	59,619	55,683	(145,435)	101,323	(39,865)	110,965	(8,696)	(11,567)	12,908	32,663
Withdrawn, Surrendered and Annuitized	(106,342)	(57,497)	(83,468)	(73,606)	(79,740)	(21,047)	(16,516)	(20,932)	(28,627)	(21,538)
End of year	598,426	643,199	771,158	993,729	326,430	444,078	212,624	236,847	375,781	390,021

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	JP1		JP2		JP3		LA1		LA2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(13,158)	$(73,188)	$(23,718)	$(39,144)	$(91,860)	$(84,388)	$(1,034,008)	$(1,145,654)	$(1,169,831)	$(1,108,282)
Net realized gains (losses)	(463,620)	(386,078)	55,318	(157,281)	1,007,920	3,597	14,746,624	3,529,477	10,706,605	4,071,580
Net unrealized gains (losses)	433,813	1,243,005	345,620	915,899	(810,627)	1,406,865	(11,040,394)	16,266,934	(2,772,631)	15,676,675
Increase (Decrease) in net assets from operations	$(42,965)	$783,739	$377,220	$719,474	$105,433	$1,326,074	$2,672,222	$18,650,757	$6,764,143	$18,639,973

Participant Transactions:
Accumulation Activity:
Purchase payments received	$116,089	$22,912	$27,568	$4,170	$18,394	$51,682	$2,200,942	$6,733,293	$1,788,758	$4,963,186
Net transfers between Sub-Accounts and Fixed Account	(562,527)	(1,266,600)	(157,484)	(278,841)	8,576	213,025	3,741,624	11,446,257	5,352,429	8,548,724
Withdrawals, surrenders, annuitizations and contract charges	(1,572,361)	(868,616)	(847,991)	(415,022)	(795,472)	(442,779)	(17,591,187)	(14,123,562)	(10,081,227)	(6,463,542)
Net accumulation activity	$(2,018,799)	$(2,112,304)	$(977,907)	$(689,693)	$(768,502)	$(178,072)	$(11,648,621)	$4,055,988	$(2,940,040)	$7,048,368

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(16,569)	(16,034)	(1,931)	(2,530)	(299)	(654)	(54,317)	(32,370)	(17,796)	(15,600)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	87,573	(1,330)	(361)	(465)	(55)	(340)	(1,104)	(2,406)	48	5,816
Net annuitization activity	$71,004	$(17,364)	$(2,292)	$(2,995)	$(354)	$(994)	$(55,421)	$(34,776)	$(17,748)	$(9,784)
Increase (Decrease) in net assets from
Participan owner transactions	$(1,947,795)	$(2,129,668)	$(980,199)	$(692,688)	$(768,856)	$(179,066)	$(11,704,042)	$4,021,212	$(2,957,788)	$7,038,584

Increase (Decrease) in net assets	$(1,990,760)	$(1,345,929)	$(602,979)	$26,786	$(663,423)	$1,147,008	$(9,031,820)	$22,671,969	$3,806,355	$25,678,557

Net Assets:
Beginning of year	$10,721,269	$12,067,198	$4,893,824	$4,867,038	$6,626,292	$5,479,284	$188,671,788	$165,999,819	$104,214,749	$78,536,192
End of year	$8,730,509	$10,721,269	$4,290,845	$4,893,824	$5,962,869	$6,626,292	$179,639,968	$188,671,788	$108,021,104	$104,214,749

Unit Transactions:
Beginning of year	1,162,485	1,418,266	496,484	573,871	511,581	526,385	14,554,694	14,220,415	7,462,770	6,889,740
Purchased	12,544	2,591	2,658	465	1,296	5,389	168,708	542,680	125,223	394,458
Transferred between Sub-Accounts and Fixed Accumulation Account	(65,556)	(159,810)	(12,112)	(31,429)	8,451	13,127	278,528	953,042	385,935	707,709
Withdrawn, Surrendered and Annuitized	(168,559)	(98,562)	(86,663)	(46,423)	(62,594)	(33,320)	(1,380,729)	(1,161,443)	(709,026)	(529,137)
End of year	940,914	1,162,485	400,367	496,484	458,734	511,581	13,621,201	14,554,694	7,264,902	7,462,770

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	LA3		CAS		EGS		GSS		HYS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(62,762)	$(37,219)	$(99,223)	$(185,213)	$(317,203)	$(367,117)	$1,231,875	$2,013,027	$1,659,678	$1,734,071
Net realized gains (losses)	569,206	174,990	(702,739)	(1,509,131)	(687,471)	(2,428,035)	(416,442)	(275,654)	432,165	153,249
Net unrealized gains (losses)	484,349	400,015	642,165	2,870,078	2,468,875	5,264,283	(502,032)	(696,342)	(1,992,168)	137,451
Increase (Decrease) in net assets from operations	$990,793	$537,786	$(159,797)	$1,175,734	$1,464,201	$2,469,131	$313,401	$1,041,031	$99,675	$2,024,771

Participant Transactions:
Accumulation Activity:
Purchase payments received	$17,326	$20,182	$62,795	$83,561	$121,580	$119,041	$371,357	$533,299	$124,110	$172,833
Net transfers between Sub-Accounts and Fixed Account	776,214	1,584,757	(1,763,803)	(12,354)	(1,918,708)	(2,046,582)	(2,028,305)	(7,996,435)	(3,262,638)	(2,326,068)
Withdrawals, surrenders, annuitizations and contract charges	(323,098)	(197,379)	(1,235,733)	(1,494,633)	(3,009,626)	(2,955,127)	(6,660,829)	(7,804,472)	(3,409,939)	(2,562,609)
Net accumulation activity	$470,442	$1,407,560	$(2,936,741)	$(1,423,426)	$(4,806,754)	$(4,882,668)	$(8,317,777)	$(15,267,608)	$(6,548,467)	$(4,715,844)

Annuitization Activity:
Annuitizations	$-	$-	$-	$13,492	$-	$22,510	$-	$-	$-	$7,457
Annuity payments and contract charges	(1,679)	-	(7,686)	(7,529)	(16,534)	(16,381)	(10,499)	(10,583)	(12,683)	(14,594)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(233)	-	18,612	(1,114)	30,142	(2,774)	(598)	(900)	(1,248)	(1,977)
Net annuitization activity	$(1,912)	$-	$10,926	$4,849	$13,608	$3,355	$(11,097)	$(11,483)	$(13,931)	$(9,114)
Increase (Decrease) in net assets from participant owner transactions	$468,530	$1,407,560	$(2,925,815)	$(1,418,577)	$(4,793,146)	$(4,879,313)	$(8,328,874)	$(15,279,091)	$(6,562,398)	$(4,724,958)

Increase (Decrease) in net assets	$1,459,323	$1,945,346	$(3,085,612)	$(242,843)	$(3,328,945)	$(2,410,182)	$(8,015,473)	$(14,238,060)	$(6,462,723)	$(2,700,187)

Net Assets:
Beginning of year	$3,909,396	$1,964,050	$13,659,827	$13,902,670	$24,693,466	$27,103,648	$40,625,793	$54,863,853	$26,416,955	$29,117,142
End of year	$5,368,719	$3,909,396	$10,574,215	$13,659,827	$21,364,521	$24,693,466	$32,610,320	$40,625,793	$19,954,232	$26,416,955

Unit Transactions:
Beginning of year	358,522	213,445	1,891,535	2,125,014	3,432,360	4,195,519	3,177,865	4,388,719	2,128,350	2,531,621
Purchased	1,444	1,602	7,059	13,218	15,888	19,908	28,463	42,269	9,733	15,031
Transferred between Sub-Accounts and Fixed
Accumulation Account	57,983	163,082	(259,778)	(19,011)	(277,382)	(343,444)	(158,510)	(638,388)	(268,412)	(199,691)
Withdrawn, Surrendered and Annuitized	(28,265)	(19,607)	(175,719)	(227,686)	(395,997)	(439,623)	(519,202)	(614,735)	(273,407)	(218,611)
End of year	389,684	358,522	1,463,097	1,891,535	2,774,869	3,432,360	2,528,616	3,177,865	1,596,264	2,128,350

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	M1A		M1B		MFC		MFD		MFE
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(709,448)	$(718,931)	$(122,490)	$(159,349)	$989,919	$950,532	$(21,888)	$(29,744)	$(57,566)	$18,844
Net realized gains (losses)	2,155,270	1,148,181	104,916	18,506	3,467	582,246	70,563	10,810	817,705	298,733
Net unrealized gains (losses)	(106,009)	1,974,239	249,063	891,136	(1,009,417)	(438,839)	(87,153)	179,683	484,564	1,454,808
Increase (Decrease) in net assets from operations	$1,339,813	$2,403,489	$231,489	$750,293	$(16,031)	$1,093,939	$(38,478)	$160,749	$1,244,703	$1,772,385

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,016,621	$3,967,475	$105,197	$216,204	$137,730	$183,868	$20,349	$178,441	$103,920	$122,429
Net transfers between Sub-Accounts and Fixed Account	(1,788,335)	3,135,627	(498,141)	(967,521)	(1,568,586)	(894,255)	(381,136)	316,887	912,328	416,884
Withdrawals, surrenders, annuitizations and contract charges	(3,829,655)	(3,871,856)	(856,397)	(650,032)	(1,257,520)	(974,264)	(234,917)	(219,789)	(1,208,373)	(740,907)
Net accumulation activity	$(4,601,369)	$3,231,246	$(1,249,341)	$(1,401,349)	$(2,688,376)	$(1,684,651)	$(595,704)	$275,539	$(192,125)	$(201,594)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(4,665)	(4,653)	-	-	-	-	-	-	(69)	(55)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	861	509	-	-	-	-	-	-	(4)	(4)
Net annuitization activity	$(3,804)	$(4,144)	$-	$-	$-	$-	$-	$-	$(73)	$(59)
Increase (Decrease) in net assets from participant owner transactions	$(4,605,173)	$3,227,102	$(1,249,341)	$(1,401,349)	$(2,688,376)	$(1,684,651)	$(595,704)	$275,539	$(192,198)	$(201,653)

Increase (Decrease) in net assets	$(3,265,360)	$5,630,591	$(1,017,852)	$(651,056)	$(2,704,407)	$(590,712)	$(634,182)	$436,288	$1,052,505	$1,570,732

Net Assets:
Beginning of year	$46,625,744	$40,995,153	$10,664,342	$11,315,398	$16,139,308	$16,730,020	$2,141,711	$1,705,423	$8,083,886	$6,513,154
End of year	$43,360,384	$46,625,744	$9,646,490	$10,664,342	$13,434,901	$16,139,308	$1,507,529	$2,141,711	$9,136,391	$8,083,886

Unit Transactions:
Beginning of year	4,509,615	4,285,431	1,147,235	1,302,763	1,255,887	1,401,637	228,056	203,868	683,728	711,851
Purchased	99,719	324,022	10,921	22,378	10,566	14,914	2,177	14,529	7,418	11,891
Transferred between Sub-Accounts and Fixed
Accumulation Account	(174,889)	334,508	(55,873)	(103,975)	(127,527)	(81,304)	(43,895)	35,125	68,002	33,674
Withdrawn, Surrendered and Annuitized	(390,597)	(434,346)	(93,013)	(73,931)	(98,429)	(79,360)	(26,485)	(25,466)	(92,682)	(73,688)
End of year	4,043,848	4,509,615	1,009,270	1,147,235	1,040,497	1,255,887	159,853	228,056	666,466	683,728

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MFF		MFJ		MFK		MFL		MIS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(37,715)	$(39,572)	$588,780	$511,958	$770,852	$1,211,197	$(40,988)	$(45,354)	$(240,964)	$(422,072)
Net realized gains (losses)	105,555	52,761	3,519,715	946,894	(349,311)	(371,695)	159,019	75,501	(1,602,763)	(3,259,913)
Net unrealized gains (losses)	101,248	261,141	(3,312,047)	5,152,635	(301,556)	(224,593)	230,153	525,094	2,444,966	5,731,349
Increase (Decrease) in net assets from operations	$169,088	$274,330	$796,448	$6,611,487	$119,985	$614,909	$348,184	$555,241	$601,239	$2,049,364

Participant Transactions:
Accumulation Activity:
Purchase payments received	$18,007	$132,334	$1,638,231	$15,979,343	$576,309	$1,104,518	$85,414	$309,493	$270,492	$141,584
Net transfers between Sub-Accounts and Fixed Account	(179,705)	90,511	(213,763)	3,660,923	(1,238,079)	(6,223,428)	57,787	(461,493)	(2,813,214)	(2,634,514)
Withdrawals, surrenders, annuitizations and contract charges	(180,390)	(499,469)	(6,309,419)	(8,706,239)	(3,197,219)	(4,372,353)	(488,694)	(618,167)	(3,525,438)	(2,712,243)
Net accumulation activity	$(342,088)	$(276,624)	$(4,884,951)	$10,934,027	$(3,858,989)	$(9,491,263)	$(345,493)	$(770,167)	$(6,068,160)	$(5,205,173)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$18,950	$-	$-
Annuity payments and contract charges	-	-	(28,477)	(27,368)	(847)	(857)	(4,198)	(4,048)	(8,313)	(8,674)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(1,884)	(2,606)	(36)	(47)	(219)	(163)	(997)	(1,061)
Net annuitization activity	$-	$-	$(30,361)	$(29,974)	$(883)	$(904)	$(4,417)	$14,739	$(9,310)	$(9,735)
Increase (Decrease) in net assets from participant owner transactions	$(342,088)	$(276,624)	$(4,915,312)	$10,904,053	$(3,859,872)	$(9,492,167)	$(349,910)	$(755,428)	$(6,077,470)	$(5,214,908)

Increase (Decrease) in net assets	$(173,000)	$(2,294)	$(4,118,864)	$17,515,540	$(3,739,887)	$(8,877,258)	$(1,726)	$(200,187)	$(5,476,231)	$(3,165,544)

Net Assets:
Beginning of year	$2,851,183	$2,853,477	$80,195,913	$62,680,373	$27,798,546	$36,675,804	$6,549,300	$6,749,487	$29,345,425	$32,510,969
End of year	$2,678,183	$2,851,183	$76,077,049	$80,195,913	$24,058,659	$27,798,546	$6,547,574	$6,549,300	$23,869,194	$29,345,425

Unit Transactions:
Beginning of year	296,488	334,738	6,635,879	5,722,681	2,514,641	3,381,658	641,452	716,658	4,227,994	5,040,025
Purchased	1,764	10,040	134,873	1,402,637	51,982	105,053	8,239	27,424	38,439	20,025
Transferred between Sub-Accounts and Fixed
Accumulation Account	(23,091)	4,342	(22,333)	312,983	(115,678)	(572,473)	3,135	(42,506)	(403,521)	(431,731)
Withdrawn, Surrendered and Annuitized	(18,635)	(52,632)	(516,941)	(802,422)	(284,556)	(399,597)	(47,875)	(60,124)	(526,020)	(400,325)
End of year	256,526	296,488	6,231,478	6,635,879	2,166,389	2,514,641	604,951	641,452	3,336,892	4,227,994

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MIT		MMS		NWD		TRS		UTS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(113,681)	$(111,916)	$38,558	$(19,773)	$(526,186)	$(564,828)	$601,338	$558,013	$(148,652)	$150,290
Net realized gains (losses)	(694,909)	(1,506,754)	-	-	1,719,976	(395,977)	2,223,296	343,916	367,254	(1,837,513)
Net unrealized gains (losses)	2,122,033	4,078,396	-	-	(79,703)	3,236,155	(2,074,796)	4,073,923	4,570,683	9,082,133
Increase (Decrease) in net assets from operations	$1,313,443	$2,459,726	$38,558	$(19,773)	$1,114,087	$2,275,350	$749,838	$4,975,852	$4,789,285	$7,394,910

Participant Transactions:
Accumulation Activity:
Purchase payments received	$102,644	$360,869	$120,955	$236,327	$323,572	$353,006	$288,079	$587,570	$287,282	$358,591
Net transfers between Sub-Accounts and Fixed Account	(1,758,858)	(1,706,418)	(214,523)	1,376,033	(2,337,787)	1,738,247	1,606,954	22,228	1,395,944	(292,544)
Withdrawals, surrenders, annuitizations and contract charges	(3,188,439)	(2,668,011)	(1,096,844)	(1,389,106)	(4,075,010)	(3,208,108)	(8,011,683)	(5,591,650)	(4,998,179)	(3,467,879)
Net accumulation activity	$(4,844,653)	$(4,013,560)	$(1,190,412)	$223,254	$(6,089,225)	$(1,116,855)	$(6,116,650)	$(4,981,852)	$(3,314,953)	$(3,401,832)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$7,972
Annuity payments and contract charges	(17,696)	(16,028)	-	-	(4,104)	(3,431)	(31,907)	(11,568)	(91,802)	(59,380)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(2,839)	(4,688)	-	-	(2,291)	2,313	(1,300)	(1,842)	704,435	(6,696)
Net annuitization activity	$(20,535)	$(20,716)	$-	$-	$(6,395)	$(1,118)	$(33,207)	$(13,410)	$612,633	$(58,104)
Increase (Decrease) in net assets from participant owner transactions	$(4,865,188)	$(4,034,276)	$(1,190,412)	$223,254	$(6,095,620)	$(1,117,973)	$(6,149,857)	$(4,995,262)	$(2,702,320)	$(3,459,936)

Increase (Decrease) in net assets	$(3,551,745)	$(1,574,550)	$(1,151,854)	$203,481	$(4,981,533)	$1,157,377	$(5,400,019)	$(19,410)	$2,086,965	$3,934,974

Net Assets:
Beginning of year	$25,813,920	$27,388,470	$3,575,629	$3,372,148	$40,726,503	$39,569,126	$53,629,734	$53,649,144	$32,174,241	$28,239,267
End of year	$22,262,175	$25,813,920	$2,423,775	$3,575,629	$35,744,970	$40,726,503	$48,229,715	$53,629,734	$34,261,206	$32,174,241

Unit Transactions:
Beginning of year	2,926,859	3,429,237	318,670	298,820	4,180,165	4,304,375	4,027,577	4,431,211	2,734,745	3,072,250
Purchased	11,294	42,994	10,689	21,064	36,659	38,993	21,419	45,836	20,721	35,916
Transferred between Sub-Accounts and Fixed
Accumulation Account	(204,664)	(218,441)	(18,949)	118,956	(247,302)	178,579	120,852	1,674	110,107	(23,724)
Withdrawn, Surrendered and Annuitized	(358,259)	(326,931)	(97,174)	(120,170)	(429,201)	(341,782)	(605,090)	(451,144)	(395,926)	(349,697)
End of year	2,375,230	2,926,859	213,236	318,670	3,540,321	4,180,165	3,564,758	4,027,577	2,469,647	2,734,745

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	OP1		OP2		OP3		OP4		PHY
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(49,456)	$(21,109)	$(129,420)	$(123,090)	$(38,464)	$(44,176)	$(1,456)	$2,316	$3,940,295	$3,658,840
Net realized gains (losses)	83,183	16,652	512,148	1,702,924	438,596	121,566	74,538	18,540	1,628,658	1,473,132
Net unrealized gains (losses)	231,412	534,360	825,114	(117,899)	(464,637)	407,327	(22,035)	125,242	(3,683,435)	450,050
Increase (Decrease) in net assets from operations	$265,139	$529,903	$1,207,842	$1,461,935	$(64,505)	$484,717	$51,047	$146,098	$1,885,518	$5,582,022

Participant Transactions:
Accumulation Activity:
Purchase payments received	$21,331	$37,207	$34,061	$19,030	$16,375	$13,945	$1,039	$27,779	$1,783,483	$6,311,949
Net transfers between Sub-Accounts and Fixed Account	(197,603)	(393,084)	(610,089)	(473,423)	(171,690)	(638,471)	(80,489)	(129,501)	6,182,014	7,419,254
Withdrawals, surrenders, annuitizations and contract charges	(574,538)	(706,358)	(862,097)	(973,566)	(276,292)	(372,136)	(342,598)	(217,949)	(7,511,145)	(5,564,794)
Net accumulation activity	$(750,810)	$(1,062,235)	$(1,438,125)	$(1,427,959)	$(431,607)	$(996,662)	$(422,048)	$(319,671)	$454,352	$8,166,409

Annuitization Activity:
Annuitizations	$-	$-	$-	$25,362	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(6,083)	(5,782)	(14,347)	(12,371)	(3,178)	(3,205)	-	-	(6,704)	(6,672)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	42,053	(296)	(2,073)	(1,943)	(379)	(1,020)	-	-	735	438
Net annuitization activity	$35,970	$(6,078)	$(16,420)	$11,048	$(3,557)	$(4,225)	$-	$-	$(5,969)	$(6,234)
Increase (Decrease) in net assets from participant owner transactions	$(714,840)	$(1,068,313)	$(1,454,545)	$(1,416,911)	$(435,164)	$(1,000,887)	$(422,048)	$(319,671)	$448,383	$8,160,175

Increase (Decrease) in net assets	$(449,701)	$(538,410)	$(246,703)	$45,024	$(499,669)	$(516,170)	$(371,001)	$(173,573)	$2,333,901	$13,742,197

Net Assets:
Beginning of year	$5,452,107	$5,990,517	$9,290,313	$9,245,289	$3,170,666	$3,686,836	$1,724,996	$1,898,569	$79,762,456	$66,020,259
End of year	$5,002,406	$5,452,107	$9,043,610	$9,290,313	$2,670,997	$3,170,666	$1,353,995	$1,724,996	$82,096,357	$79,762,456

Unit Transactions:
Beginning of year	472,824	572,983	405,762	476,073	173,617	237,694	145,797	175,394	5,662,497	5,046,425
Purchased	1,809	3,553	1,110	970	558	970	43	2,365	120,902	493,023
Transferred between Sub-Accounts and Fixed
Accumulation Account	(17,333)	(37,625)	(25,316)	(24,924)	(9,596)	(41,906)	(6,817)	(15,515)	429,389	548,108
Withdrawn, Surrendered and Annuitized	(49,230)	(66,087)	(37,302)	(46,357)	(17,344)	(23,141)	(28,839)	(16,447)	(527,033)	(425,059)
End of year	408,070	472,824	344,254	405,762	147,235	173,617	110,184	145,797	5,685,755	5,662,497

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	PMB		PRR		PTR		RX1		RX2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$2,180,696	$1,324,931	$257,811	$(92,272)	$1,855,921	$261,318	$(13,398)	$(18,729)	$(29,557)	$(53,720)
Net realized gains (losses)	2,578,617	4,755,996	410,496	737,438	2,040,455	1,816,930	66,894	158,215	198,450	319,380
Net unrealized gains (losses)	727,115	(287,486)	(550,058)	587,966	(3,053,475)	878,511	(23,891)	11,436	(276,341)	(211,553)
Increase (Decrease) in net assets from operations	$5,486,428	$5,793,441	$118,249	$1,233,132	$842,901	$2,956,759	$29,605	$150,922	$(107,448)	$54,107

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,455,690	$5,070,024	$363,870	$587,414	$2,253,523	$10,997,059	$9,168	$808	$28,927	$77,243
Net transfers between Sub-Accounts and Fixed Account	3,768,731	4,253,619	2,364,599	4,241,308	7,492,889	13,380,049	236,322	(111,007)	(1,103,971)	(1,106,725)
Withdrawals, surrenders, annuitizations and contract charges	(5,758,371)	(4,234,916)	(1,942,083)	(1,398,502)	(10,550,371)	(7,725,724)	(272,865)	(147,879)	(469,579)	(359,829)
Net accumulation activity	$(533,950)	$5,088,727	$786,386	$3,430,220	$(803,959)	$16,651,384	$(27,375)	$(258,078)	$(1,544,623)	$(1,389,311)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(9,197)	(7,848)	(385)	(603)	(6,399)	(6,384)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	868	(1,524)	(66)	(1)	767	411	-	-	-	-
Net annuitization activity	$(8,329)	$(9,372)	$(451)	$(604)	$(5,632)	$(5,973)	$-	$-	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$(542,279)	$5,079,355	$785,935	$3,429,616	$(809,591)	$16,645,411	$(27,375)	$(258,078)	$(1,544,623)	$(1,389,311)

Increase (Decrease) in net assets	$4,944,149	$10,872,796	$904,184	$4,662,748	$33,310	$19,602,170	$2,230	$(107,156)	$(1,652,071)	$(1,335,204)

Net Assets:
Beginning of year	$61,554,549	$50,681,753	$19,484,866	$14,822,118	$104,630,759	$85,028,589	$1,155,170	$1,262,326	$2,922,248	$4,257,452
End of year	$66,498,698	$61,554,549	$20,389,050	$19,484,866	$104,664,069	$104,630,759	$1,157,400	$1,155,170	$1,270,177	$2,922,248

Unit Transactions:
Beginning of year	3,755,012	3,397,699	1,673,196	1,364,548	9,586,165	8,040,150	137,931	170,733	330,956	552,205
Purchased	83,923	357,313	30,709	53,243	202,773	1,038,335	1,151	86	3,548	8,403
Transferred between Sub-Accounts and Fixed
Accumulation Account	218,373	284,400	203,961	380,608	679,632	1,239,826	27,924	(12,935)	(120,849)	(179,124)
Withdrawn, Surrendered and Annuitized	(339,053)	(284,400)	(165,333)	(125,203)	(957,800)	(732,146)	(33,022)	(19,953)	(61,965)	(50,528)
End of year	3,718,255	3,755,012	1,742,533	1,673,196	9,510,770	9,586,165	133,984	137,931	151,690	330,956

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	SB1		SB2		SB3		SB4		SC1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(3,938)	$(5,856)	$(1,189)	$438	$99,374	$98,358	$15,426	$13,459	$1,078,461	$(729,013)
Net realized gains (losses)	12,412	6,188	6,999	4,932	134,345	99,625	98,215	129,714	-	6
Net unrealized gains (losses)	10,646	49,834	22,731	44,602	(200,467)	(43,630)	(49,178)	94,890	-	-
Increase (Decrease) in net assets from operations	$19,120	$50,166	$28,541	$49,972	$33,252	$154,353	$64,463	$238,063	$1,078,461	$(729,007)

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,538	$-	$42	$-	$39,305	$21,259	$46,244	$2,400	$4,135,335	$8,237,827
Net transfers between Sub-Accounts and Fixed Account	53,322	43,272	7,434	61,392	176,086	27,997	112,522	650,184	2,206,835	24,461,372
Withdrawals, surrenders, annuitizations and contract charges	(91,950)	(93,308)	(55,120)	(58,931)	(403,534)	(311,864)	(655,495)	(562,217)	(24,628,971)	(27,089,415)
Net accumulation activity	$(37,090)	$(50,036)	$(47,644)	$2,461	$(188,143)	$(262,608)	$(496,729)	$90,367	$(18,286,801)	$5,609,784

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$113,170
Annuity payments and contract charges	-	-	-	-	(1,654)	(1,630)	(934)	(926)	(77,975)	(72,316)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	(459)	(598)	(85)	(157)	491,251	(119,054)
Net annuitization activity	$-	$-	$-	$-	$(2,113)	$(2,228)	$(1,019)	$(1,083)	$413,276	$(78,200)
Increase (Decrease) in net assets from contract
owner transactions	$(37,090)	$(50,036)	$(47,644)	$2,461	$(190,256)	$(264,836)	$(497,748)	$89,284	$(17,873,525)	$5,531,584

Increase (Decrease) in net assets	$(17,970)	$130	$(19,103)	$52,433	$(157,004)	$(110,483)	$(433,285)	$327,347	$(16,795,064)	$4,802,577

Net Assets:
Beginning of year	$712,430	$712,300	$601,852	$549,419	$3,084,437	$3,194,920	$3,692,182	$3,364,835	$102,780,734	$97,978,157
End of year	$694,460	$712,430	$582,749	$601,852	$2,927,433	$3,084,437	$3,258,897	$3,692,182	$85,985,670	$102,780,734

Unit Transactions:
Beginning of year	43,010	45,933	46,159	45,865	208,946	227,701	311,151	303,978	9,989,638	9,408,598
Purchased	95	-	-	-	2,599	1,514	3,873	213	404,192	813,396
Transferred between Sub-Accounts and Fixed Accumulation Account	3,307	2,825	563	5,114	12,153	1,946	9,886	56,492	(213,894)	2,377,954
Withdrawn, Surrendered and Annuitized	(5,547)	(5,748)	(4,185)	(4,820)	(27,551)	(22,215)	(55,502)	(49,532)	(1,970,545)	(2,610,310)
End of year	40,865	43,010	42,537	46,159	196,147	208,946	269,408	311,151	8,209,391	9,989,638

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SC2		SC3		SC5		SC7		SCB
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$1,550,352	$1,793,407	$48,161	$84,942	$(1,201,130)	$(1,146,038)	$(390,981)	$(374,902)	$9,568,421	$(1,183,459)
Net realized gains (losses)	962,556	1,083,084	11,489,176	6,577,955	6,931,405	2,059,352	2,131,415	899,203	3,975,671	8,848,001
Net unrealized gains (losses)	(2,288,322)	(437,709)	(5,788,440)	12,148,408	5,779,308	9,702,891	2,231,472	4,262,926	(11,530,162)	4,149,403
Increase (Decrease) in net assets from operations	$224,586	$2,438,782	$5,748,897	$18,811,305	$11,509,583	$10,616,205	$3,971,906	$4,787,227	$2,013,930	$11,813,945

Participant Transactions:
Accumulation Activity:
Purchase payments received	$723,038	$455,187	$1,185,582	$3,253,176	$1,048,065	$2,272,911	$574,867	$414,324	$1,389,783	$4,413,261
Net transfers between Sub-Accounts and Fixed Account	(966,611)	(5,447,625)	(878,290)	(3,511,148)	(2,972,407)	5,157,625	2,835,053	4,690,937	1,557,786	5,097,078
Withdrawals, surrenders, annuitizations and contract charges	(5,674,625)	(5,097,429)	(6,619,326)	(5,468,009)	(6,956,701)	(5,545,786)	(5,353,749)	(3,715,700)	(7,242,261)	(5,546,034)
Net accumulation activity	$(5,918,198)	$(10,089,867)	$(6,312,034)	$(5,725,981)	$(8,881,043)	$1,884,750	$(1,943,829)	$1,389,561	$(4,294,692)	$3,964,305

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$	$-	$33,983	$	$23,531
Annuity payments and contract charges	(25,313)	(56,510)	(19,784)	(15,889)	(15,016)	(11,174)	(13,126)	(12,417)	(19,543)	(17,506)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(2,131)	(3,465)	(1,420)	1,365	(9,091)	(517)	(9,479)	(6,834)	(969)	(3,784)
Net annuitization activity	$(27,444)	$(59,975)	$(21,204)	$(14,524)	$(24,107)	$(11,691)	$(22,605)	$14,732	$(20,512)	$2,241
Increase (Decrease) in net assets from contract
owner transactions	$(5,945,642)	$(10,149,842)	$(6,333,238)	$(5,740,505)	$(8,905,150)	$1,873,059	$(1,966,434)	$1,404,293	$(4,315,204)	$3,966,546

Increase (Decrease) in net assets	$(5,721,056)	$(7,711,060)	$(584,341)	$13,070,800	$2,604,433	$12,489,264	$2,005,472	$6,191,520	$(2,301,274)	$15,780,491

Net Assets:
Beginning of year	$51,252,953	$58,964,013	$74,964,847	$61,894,047	$84,049,652	$71,560,388	$49,162,052	$42,970,532	$84,451,283	$68,670,792
End of year	$45,531,897	$51,252,953	$74,380,506	$74,964,847	$86,654,085	$84,049,652	$51,167,524	$49,162,052	$82,150,009	$84,451,283

Unit Transactions:
Beginning of year	3,916,087	4,713,218	3,421,485	3,686,003	5,905,259	5,764,598	4,738,650	4,594,007	5,487,756	5,188,084
Purchased	49,264	36,680	55,240	221,889	69,440	176,692	55,689	40,985	92,345	315,766
Transferred between Sub-Accounts and Fixed Accumulation Account	(72,016)	(432,802)	(25,099)	(184,877)	(216,184)	400,437	275,093	490,138	92,611	390,075
Withdrawn, Surrendered and Annuitized	(429,710)	(401,009)	(293,169)	(301,530)	(465,154)	(436,468)	(508,978)	(386,480)	(488,802)	(406,169)
End of year	3,463,625	3,916,087	3,158,457	3,421,485	5,293,361	5,905,259	4,560,454	4,738,650	5,183,910	5,487,756

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SCM
	Sub-Account
	Year Ended	Year Ended
	December 31,	December 31,
	2005	2004
Operations:
Net investment income (loss)	$327,482	$(30,858)
Net realized gains (losses)	94,662	591,662
Net unrealized gains (losses)	(557,634)	7,342
Increase (Decrease) in net assets from operations	$(135,490)	$568,146

Participant Transactions:
Accumulation Activity:
Purchase payments received	$25,369	$166,820
Net transfers between Sub-Accounts and Fixed Account	(1,281,076)	918,045
Withdrawals, surrenders, annuitizations and contract charges	(207,096)	(107,593)
Net accumulation activity	$(1,462,803)	$977,272

Annuitization Activity:
Annuitizations	$-	$-
Annuity payments and contract charges	(3,734)	(5,756)
Net transfers between Sub-Accounts	-	-
Adjustments to annuity reserves	(1,423)	1,815
Net annuitization activity	$(5,157)	$(3,941)
Increase (Decrease) in net assets from contract
owner transactions	$(1,467,960)	$973,331

Increase (Decrease) in net assets	$(1,603,450)	$1,541,477

Net Assets:
Beginning of year	$3,913,237	$2,371,760
End of year	$2,309,787	$3,913,237

Unit Transactions:
Beginning of year	271,452	201,242
Purchased	2,020	9,749
Transferred between Sub-Accounts and Fixed Accumulation Account	(96,056)	67,539
Withdrawn, Surrendered and Annuitized	(14,633)	(7,078)
End of year	162,783	271,452

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the ''Variable Account'') is a separate account of Sun Life Assurance Company of Canada (U.S.), (the ''Sponsor''), and was established on July 13, 1989 as a funding vehicle for the variable portion of Futurity contracts, Futurity II contracts, Futurity Focus contracts, Futurity Accolade contracts, Futurity Focus II contracts, Futurity III contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts (collectively, the ''Contracts'') and certain other group and individual fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust and exists in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds (the "Funds") registered under the Investment Act of 1940, as amended. With respect to the Futurity contracts, the Funds are: AIM Variable Insurance Fund, Inc., The Alger American Fund, Credit Suisse Institutional Fund, Inc., Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust and Salomon Brothers Variable Series Funds, Inc. With respects to the Futurity II contracts, the Funds are: AIM Variable Insurance Fund, Inc., Arnhold and S. Bleichroader Advisers, Inc., The Alger American Fund, Alliance Variable Products Series Fund, Inc., Credit Suisse Institutional Fund, Inc., Fidelity Variable Insurance Products Funds, Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc., J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and Franklin Variable Insurance Products Funds. With respect to the Futurity Focus contracts, the Funds are: AIM Variable Insurance Fund, Inc., The Alger American Fund, Credit Suisse Institutional Fund, Inc., Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/ Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust. With respect to the Futurity Accolade contracts, the Funds are: AIM Variable Insurance Fund, Inc., The Alger American Fund, Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Arnhold and S. Bleichroader Advisers, Inc., Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc. J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust. With respects to the Futurity Focus II contracts, Futurity III contracts and Futurity Select Four contracts, the Funds are: AIM Variable Insurance Fund, Inc., the Alger American Fund, Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Arnhold and S. Bleichroader Advisers, Inc., Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc. J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust. With respects to the Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts, the Funds are: AIM Variable Insurance Fund, Inc., Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Arnhold and S. Bleichroader Advisers, Inc., Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc., Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Sub-Accounts included in the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8
Futurity contracts	1.25%
Futurity II contracts	1.25%
Futurity Focus contracts	1.00%
Futurity Accolade contracts	1.30%	1.45%	1.55%	1.70%
Futurity Focus II contracts	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%
Futurity III contracts	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%
Futurity Select Four contracts	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%
Futurity Select Four Plus contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Futurity Select Seven contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Futurity Select Freedom contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
Futurity Select Incentive contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%

Each year on the account anniversary, an account administration fee (''Account Fee'') equal to the lesser of $30 in the case of Futurity contracts, $35 in the case of Futurity II contracts, Futurity Accolade contracts and Futurity III contracts and $50 in the case of Futurity Focus contracts, Futurity Focus II contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts or 2% of the participant's account value in account years one through five (thereafter, the Account Fee may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to Futurity Select Seven and Futurity Select Incentive and an effective annual rate of 0.20% of the net assets attributable to Futurity Select Four Plus and Futurity Select Freedom contracts.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust. Sun Capital Advisers Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .60% to 1.23% and .65% to 1.25% of the Fund's net assets, respectively.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn when applicable, may be deducted to cover certain expenses relating to the sale of Futurity Select Four and Futurity II contracts; 7% for Futurity III contracts and 8% for Futurity, Futurity Focus, Futurity Accolade, Futurity Select Four Plus, Futurity Select Seven and Futurity Select Incentive contracts, including commissions paid to sales personnel, the costs of preparation of sales literature, and other promotional costs and acquisition expenses.

For the year ended December 31, 2005, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the "Withdrawals, surrenders and annuitizations" line of the Statement of Changes in Net Assets.

	Contract Charges	Surrender Charges
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2	$312	$202
V.I. Core Equity Fund Series 2	291	15
V.I. Capital Appreciation Fund	13,426	10,193
V.I. Growth Fund	18,202	16,629
V.I. Growth and Income Fund	15,197	20,136
V.I. International Equity Fund	12,358	19,305
V.I. Value Fund	2,202	3,027
V.I. Capital Appreciation Fund Series 2	444	766
V.I. International Growth Fund Series 2	261	423
V.I. Premier Equity Fund Series 2	184	281
Arnhold and S. Bleichroader Advisers, Inc.
First Eagle SoGen Overseas Variable Fund	29,251	195,959
The Alger American Fund
Growth Portfolio	15,723	35,037
Income and Growth Portfolio	11,017	28,973
Small Capitalization Portfolio	4,289	9,978
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	3,420	17,202
Technology Fund	1,312	2,836
Growth and Income Fund	11,621	212,047
Worldwide Privatization Fund	2,740	11,265
Quasar Fund	715	5,099
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio	603	2,494
International Equity Portfolio	513	253

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

Credit Suisse Institutional Fund, Inc. - continued	Contract Charges	Surrender Charges
Global Post-Venture Capital Portfolio	$228	$1,403
Small Company Growth Portfolio	1,250	4,116
Fidelity Variable Insurance Products Funds
VIP Contrafund	12,683	66,764
VIP Overseas Fund	2,705	15,610
VIP Growth Fund	23,817	89,642
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2	2,984	4,748
Foreign Securities Fund Class 2	1,798	14,746
Goldman Sachs Variable Insurance Trust
VIT CORE Small Cap Equity Fund	2,028	7,165
VIT CORE US Equity Fund	6,108	15,354
VIT Growth and Income Fund	2,346	6,187
VIT International Equity Fund	3,203	2,990
VIT Capital Growth Fund	969	15,426
INVESCO Variable Investment Funds, Inc.
Dynamics Fund	774	1,514
Small Company Growth Fund	1,394	3,600
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio	4,620	5,642
International Opportunities Portfolio	2,280	12,260
Small Company Portfolio	2,483	6,394
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	53,119	225,970
Mid Cap Value	35,917	168,986
International Portfolio	1,338	8,004
MFS/Sun Life Series Trust
Capital Appreciation Series	6,369	24,111
Emerging Growth Series	15,393	47,573
Government Securities Series	10,996	70,684
High Yield Series	7,830	22,097
New Discovery S Class	17,403	57,229
Massachusetts Investors Growth Stock S Class	4,012	10,403
High Yield S Class	4,318	14,201
Capital Appreciation S Class	1,076	3,508
Utilities S Class	2,637	26,691
Emerging Growth S Class	1,335	3,728
Total Return S Class	34,456	145,043
Government Securities S Class	11,459	81,075
Massachusetts Investors Trust S Class	3,098	8,709
Massachusetts Investors Growth Stock Series	11,862	36,257
Massachusetts Investors Trust Series	8,686	57,311
Money Market Series	2,092	3,148
New Discovery Series	13,225	56,183
Total Return Series	14,922	121,583
Utilities Series	11,333	82,402

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued
	Contract Charges	Surrender Charges
OCC Accumulation Trust
Equity Portfolio	$2,165	$3,056
Mid Cap Portfolio	2,274	12,787
Small Cap Portfolio	1,283	2,480
Managed Portfolio	540	5,098
PIMCO Variable Insurance Trust
High Yield Portfolio	20,806	74,253
Emerging Markets Bond Portfolio	19,763	81,183
Real Return Portfolio	6,079	31,399
Total Return Portfolio	25,296	117,843
Rydex Variable Trust
Nova Fund	505	9,645
OTC Fund	1,157	10,980
Salomon Brothers Variable Series Funds, Inc.
Capital Fund	349	195
Investors Fund	94	395
Strategic Bond Fund	727	2,265
Total Return Fund	942	2,107
Sun Capital Advisers Trust
Sun Capital Money Market Fund	34,059	525,450
Sun Capital Investment Grade Bond Fund	12,200	61,311
Sun Capital Real Estate Fund	28,514	94,637
SC Blue Chip Mid Cap Fund	26,111	120,316
SC Davis Venture Value Fund	13,335	57,829
SC Value Small Cap Fund	27,229	107,150
Sun Capital All Cap Fund	1,071	2,907

(4) Annuity Reserves

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity, Futurity II, Futurity Focus and Futurity Accolade products and the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive products. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares of the Funds purchased and proceeds from the sales of shares of the Funds for each Sub-account for the year ended December 31, 2005:
	Purchases	Sales
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2	$4,691	$67,843
V.I. Core Equity Fund Series 2	45,294	99,115
V.I. Capital Appreciation Fund	1,754,373	7,868,604
V.I. Growth Fund	721,088	7,736,632
V.I. Growth and Income Fund	1,108,252	7,446,570
V.I. International Equity Fund	2,951,270	7,181,868
V.I. Value Fund	143,385	848,008
V.I. Capital Appreciation Fund Series 2	21,874	74,333
V.I. International Growth Fund Series 2	22,367	146,066
V.I. Premier Equity Fund Series 2	7,476	14,459
Arnhold and S. Bleichroader Advisers, Inc.
First Eagle SoGen Overseas Variable Fund	39,772,988	31,831,336
The Alger American Fund
Growth Portfolio	271,678	11,070,477
Income and Growth Portfolio	409,904	6,187,652
Small Capitalization Portfolio	54,654	1,615,052
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	1,543,286	2,546,685
Technology Fund	736,462	799,405
Growth and Income Fund	2,950,494	11,962,082
Worldwide Privatization Fund	4,920,653	1,804,447
Quasar Fund	2,721,764	2,519,104
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio	295,059	289,678
International Equity Portfolio	82,517	148,824
Global Post-Venture Capital Portfolio	97,124	201,630
Small Company Growth Portfolio	222,154	578,669
Fidelity Variable Insurance Products Funds
VIP Contrafund	10,131,440	6,318,266
VIP Overseas Fund	1,054,505	2,634,726
VIP Growth Fund	6,002,715	12,066,997
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2	2,363,444	928,403
Foreign Securities Fund Class 2	2,644,850	1,660,983
Goldman Sachs Variable Insurance Trust
VIT CORE Small Cap Equity Fund	2,228,199	1,860,714
VIT CORE US Equity Fund	1,267,741	3,681,898
VIT Growth and Income Fund	1,252,786	1,775,759
VIT International Equity Fund	749,202	2,953,495
VIT Capital Growth Fund	538,717	1,698,951
INVESCO Variable Investment Funds, Inc.
Dynamics Fund	290,414	500,165
Small Company Growth Fund	758,761	942,564

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued
	Purchases	Sales
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio	$564,496	$2,613,023
International Opportunities Portfolio	420,299	1,423,855
Small Company Portfolio	1,581,875	1,637,872
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	25,725,030	27,911,087
Mid Cap Value	18,620,763	16,418,478
International Portfolio	1,992,115	1,389,081
MFS/Sun Life Series Trust
Capital Appreciation Series	1,528,181	4,571,831
Emerging Growth Series	803,548	5,944,039
Government Securities Series	3,580,233	10,676,635
High Yield Series	3,894,095	8,795,566
New Discovery S Class	3,066,276	8,381,758
Massachusetts Investors Growth Stock S Class	494,651	1,866,482
High Yield S Class	4,730,550	6,429,007
Capital Appreciation S Class	323,329	940,921
Utilities S Class	1,674,898	1,924,659
Emerging Growth S Class	341,435	721,238
Total Return S Class	10,763,675	13,095,960
Government Securities S Class	2,924,521	6,013,505
Massachusetts Investors Trust S Class	902,203	1,292,882
Massachusetts Investors Growth Stock Series	754,824	7,072,261
Massachusetts Investors Trust Series	883,936	5,859,965
Money Market Series	2,383,280	3,535,134
New Discovery Series	2,180,619	8,800,134
Total Return Series	7,237,405	11,492,610
Utilities Series	4,023,132	7,578,539
OCC Accumulation Trust
Equity Portfolio	52,572	858,922
Mid Cap Portfolio	410,602	1,613,631
Small Cap Portfolio	433,971	511,364
Managed Portfolio	94,238	463,726
PIMCO Variable Insurance Trust
High Yield Portfolio	16,035,643	11,647,701
Emerging Markets Bond Portfolio	11,834,924	8,997,840
Real Return Portfolio	4,799,435	3,533,699
Total Return Portfolio	19,982,347	17,272,477
Rydex Variable Trust
Nova Fund	370,567	411,340
OTC Fund	506,124	2,080,304
Salomon Brothers Variable Series Funds, Inc.
Capital Fund	85,266	125,805
Investors Fund	22,808	71,641
Strategic Bond Fund	589,558	597,516
Total Return Fund	320,540	780,360

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued
	Purchases	Sales
Sun Capital Advisers Trust
Sun Capital Money Market Fund	$50,006,116	$67,292,431
Sun Capital Investment Grade Bond Fund	7,367,946	11,295,602
Sun Capital Real Estate Fund	15,615,124	15,592,853
SC Blue Chip Mid Cap Fund	7,873,250	15,884,561
SC Davis Venture Value Fund	6,791,588	9,139,525
SC Value Small Cap Fund	19,594,587	14,340,400
Sun Capital All Cap Fund	885,014	2,024,068

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of unit values, units outstanding for variable annuity contracts, net assets, investment income ratio, expense ratio's, excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:

			At December 31					For year ended December 31
								Investment
				Unit Fair Value				Income	Expense Ratio			Total Return
			Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
AG2
	December 31, 2005		79,268	$10.0129	to	$15.2891	$943,479%		1.35%	to	2.30%	4.70%	to	5.71%
	December 31, 2004		83,335	9.5392	to	14.4627	942,938		1.35	to	2.30	5.51	to	6.54 (y)
	December 31, 2003		47,672	9.0179	to	13.5751	559,295		1.35	to	2.30	27.87	to	29.11 (y)
	December 31, 2002	(c)	9,933	7.0343	to	10.5140	72,925		1.35	to	2.15	(29.66)	to	5.14
AG3
	December 31, 2005		33,532	10.8406	to	14.2850	401,916	1.17	1.35	to	2.25	2.72	to	3.66
	December 31, 2004		37,182	10.5537	to	13.7805	440,009	0.83	1.35	to	2.25	6.22	to	7.20
	December 31, 2003		37,791	9.9355	to	12.8547	420,573	1.29	1.35	to	2.25	21.36	to	22.48 (y)
	December 31, 2002	(c)	11,314	8.1995	to	10.4956	103,888	0.91	1.35	to	2.05	(18.00)	to	4.96
AI1
	December 31, 2005		3,329,705	6.0480	to	11.5039	27,382,457	0.06	1.15	to	1.85	6.83	to	7.60
	December 31, 2004		4,032,429	5.6585	to	10.7196	31,312,996		1.15	to	1.85	4.65	to	5.41
	December 31, 2003		4,349,721	5.4044	to	10.1966	32,219,547		1.15	to	1.85	27.13	to	28.05
	December 31, 2002		4,517,822	4.2491	to	7.9843	26,516,524		1.00	to	1.85	(25.76)	to	(25.22)
	December 31, 2001		5,563,655	6.1966	to	11.5712	44,487,725		1.15	to	1.85	(24.71)	to	(24.16)
AI2
	December 31, 2005		4,786,871	4.4383	to	8.4991	29,070,598		1.15	to	1.85	5.49	to	6.41
	December 31, 2004		5,955,627	4.2050	to	8.0182	34,075,283		1.00	to	1.85	6.22	to	7.14
	December 31, 2003		6,855,680	3.9568	to	7.5127	36,765,991		1.00	to	1.85	28.81	to	29.93
	December 31, 2002		8,105,745	3.0701	to	5.8045	34,096,185		1.00	to	1.85	(32.50)	to	(31.66)
	December 31, 2001		5,978,099	5.1794	to	9.7277	37,503,852	0.20	1.00	to	1.85	(35.12)	to	(34.55)
AI3
	December 31, 2005		3,571,932	6.7111	to	10.9334	30,162,342	1.42	1.00	to	1.85	3.37	to	4.26
	December 31, 2004		4,307,659	6.4351	to	10.5268	35,393,203	0.93	1.00	to	1.85	6.95	to	7.88
	December 31, 2003		4,977,326	6.0140	to	9.7960	38,099,300	1.00	1.00	to	1.85	22.12	to	23.18
	December 31, 2002		5,737,435	4.9221	to	7.9835	36,108,743	0.29	1.00	to	1.85	(17.15)	to	(16.43)
	December 31, 2001		7,175,804	6.3069	to	10.4760	55,463,593	0.05	1.00	to	1.85	(24.27)	to	(23.61)
AI4
	December 31, 2005		3,163,208	8.6897	to	13.8552	34,228,788	0.65	1.15	to	1.85	15.75	to	16.75
	December 31, 2004		3,574,144	7.5033	to	11.9128	33,192,203	0.64	1.00	to	1.85	21.71	to	22.76
	December 31, 2003		3,910,999	6.1619	to	9.7415	29,736,901	0.56	1.00	to	1.85	26.68	to	27.77
	December 31, 2002		4,224,313	4.8618	to	7.6535	25,474,957	0.36	1.00	to	1.85	(17.24)	to	(16.52)
	December 31, 2001		7,454,026	6.5504	to	10.2443	54,183,196	0.35	1.00	to	1.85	(24.96)	to	(24.30)
AI5
	December 31, 2005		619,108	7.9814	to	8.2508	5,028,619	0.81	1.15	to	1.85	3.71	to	4.44
	December 31, 2004		705,233	7.6962	to	7.8998	5,501,905	0.44	1.15	to	1.85	3.81	to	4.55
	December 31, 2003		836,085	7.4138	to	7.5558	6,258,571	0.29	1.15	to	1.85	22.77	to	23.64
	December 31, 2002		824,629	6.0388	to	6.1110	5,011,133	0.40	1.15	to	1.85	(31.55)	to	(31.06)
	December 31, 2001	(a)	407,446	7.9492	to	8.9475	3,603,548	0.29	1.15	to	1.85	(11.78)	to	(11.35)
AI7
	December 31, 2005		80,171	10.4430	to	15.1071	988,051		1.35	to	2.10	6.30	to	7.12
	December 31, 2004		83,459	9.8187	to	14.1034	961,587		1.35	to	2.10	4.09	to	4.89
	December 31, 2003		72,162	9.4277	to	13.4455	816,932		1.35	to	2.10	26.47	to	27.44 (y)
	December 31, 2002	(c)	14,094	7.4505	to	10.5504	117,551		1.10	to	1.90	(25.49)	to	5.50
AI8
	December 31, 2005		55,782	14.3668	to	17.9171	902,989	0.60	1.35	to	2.10	15.24	to	16.12
	December 31, 2004		63,338	12.4607	to	15.4847	890,184	0.57	1.35	to	2.10	21.10	to	22.03 (y)
	December 31, 2003		60,796	10.2842	to	12.7345	711,484	0.49	1.35	to	2.10	25.90	to	26.86 (y)
	December 31, 2002	(c)	4,093	8.1645	to	9.6921	34,395	0.31	1.35	to	2.15	(18.36)	to	(3.08)
AI9
	December 31, 2005		16,726	9.2481	to	13.8839	202,584	0.63	1.35	to	2.10	3.16	to	3.94
	December 31, 2004		17,199	8.9607	to	13.3572	200,665	0.37	1.35	to	2.10	3.27	to	4.06
	December 31, 2003		11,352	8.6724	to	12.8355	128,016	0.42	1.35	to	2.10	22.21	to	23.15 (y)
	December 31, 2002	(c)	2,289	7.0926	to	10.4230	18,018	1.52	1.35	to	2.05	(29.07)	to	4.23

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 1, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
SGI
	December 31, 2005	6,745,856	$19.8666	to	$25.3074	$166,549,996	2.29%	1.00%	to	2.55%	18.37%	to	20.25%
	December 31, 2004	6,913,520	16.7837	to	20.9809	142,734,261	2.48	1.15	to	2.55	24.19	to	26.17 (y)
	December 31, 2003	6,087,549	13.5150	to	16.6818	100,397,991	0.05	1.00	to	2.55	35.15	to	49.57 (y)
	December 31, 2002 (d)	3,996,990	10.8885	to	11.1493	44,526,797	1.47	1.00	to	2.25	8.88	to	11.49
AL1
	December 31, 2005	4,056,460	6.6671	to	12.3447	34,643,303	0.23	1.15	to	1.85	9.97	to	10.76
	December 31, 2004	5,448,196	6.0597	to	11.1726	41,710,670		1.15	to	1.85	3.54	to	4.29
	December 31, 2003	6,967,886	5.8495	to	10.7391	51,067,194		1.15	to	1.85	32.66	to	33.81 (y)
	December 31, 2002	8,205,394	4.4070	to	8.0565	45,485,920	0.04	1.00	to	1.85	(34.20)	to	(33.66)
	December 31, 2001	10,169,607	7.0163	to	12.8134	87,365,194	0.24	1.00	to	1.85	(13.46)	to	(12.70)
AL2
	December 31, 2005	2,233,544	6.9233	to	12.9191	21,427,920	1.10	1.15	to	1.85	1.53	to	2.41
	December 31, 2004	2,847,367	6.8155	to	12.6640	26,554,538	0.56	1.00	to	1.85	5.85	to	6.76
	December 31, 2003	3,733,810	6.4358	to	11.9076	32,584,863	0.33	1.00	to	1.85	27.44	to	28.54
	December 31, 2002	4,500,052	5.0475	to	9.2993	30,858,383	0.67	1.00	to	1.85	(32.38)	to	(31.79)
	December 31, 2001	5,785,259	7.8053	to	14.2870	59,309,865	0.38	1.00	to	1.85	(15.92)	to	(15.18)
AL3
	December 31, 2005	831,703	6.4059	to	10.8376	7,178,774		1.15	to	1.85	14.73	to	15.56
	December 31, 2004	1,007,491	5.5809	to	9.4036	7,621,329		1.15	to	1.85	14.41	to	15.24
	December 31, 2003	1,243,757	4.8755	to	8.1817	8,177,252		1.15	to	1.85	39.71	to	40.73
	December 31, 2002	1,566,452	3.4879	to	5.8292	7,351,571		1.00	to	1.85	(28.52)	to	(27.06)
	December 31, 2001	1,962,751	5.2129	to	8.8215	12,963,425	0.06	1.15	to	1.85	(30.83)	to	(30.32)
AN1
	December 31, 2005	1,388,649	8.3995	to	15.2742	12,415,411		1.15	to	2.10	12.44	to	13.53
	December 31, 2004	1,506,718	7.4513	to	13.4816	11,884,975		1.15	to	2.10	5.90	to	7.10 (y)
	December 31, 2003	1,617,322	7.0074	to	12.6139	12,001,089		1.15	to	2.25	20.59	to	21.95 (y)
	December 31, 2002	1,052,237	5.7871	to	10.3646	6,201,326		1.15	to	2.25	(32.12)	to	3.65
	December 31, 2001 (a)	601,780	7.6530	to	8.7181	5,144,499		1.15	to	1.85	(14.74)	to	(14.33)
AN2
	December 31, 2005	281,537	6.8059	to	15.8254	2,103,260		1.15	to	2.10	1.48	to	2.46
	December 31, 2004	281,520	6.6898	to	15.4768	2,100,054		1.15	to	2.10	2.87	to	3.88
	December 31, 2003	396,141	6.4863	to	14.9298	2,817,763		1.15	to	2.10	40.56	to	42.14 (y)
	December 31, 2002	304,747	4.5958	to	10.5250	1,440,238		1.15	to	2.05	(42.89)	to	5.25
	December 31, 2001 (a)	157,358	6.9178	to	8.2622	1,269,256		1.15	to	1.85	(19.53)	to	(19.15)
AN3
	December 31, 2005	3,615,241	10.2393	to	15.5396	38,489,570	1.29	1.15	to	2.30	(4.78)	to	3.55
	December 31, 2004	4,469,640	9.9734	to	15.0595	46,251,629	0.74	1.00	to	2.30	8.66	to	10.11
	December 31, 2003	4,877,794	9.1366	to	13.7258	46,061,707	0.85	1.00	to	2.30	29.15	to	30.86 (y)
	December 31, 2002	3,865,669	7.0422	to	10.5259	27,536,338	0.58	1.00	to	2.05	(28.86)	to	5.26
	December 31, 2001 (a)	1,689,129	8.4391	to	9.3829	15,672,268	0.05	1.15	to	1.85	(7.70)	to	(7.26)
AN4
	December 31, 2005	679,808	16.1833	to	21.4594	11,511,506	0.33	1.15	to	2.35	17.73	to	19.17
	December 31, 2004	465,307	13.6767	to	18.1079	6,619,081	0.10	1.15	to	2.10	21.36	to	22.54 (y)
	December 31, 2003	351,603	11.2403	to	14.8594	4,110,462	1.04	1.15	to	2.10	40.07	to	41.43 (y)
	December 31, 2002	287,342	8.0044	to	10.2672	2,363,754	2.18	1.15	to	2.05	(10.75)	to	2.67
	December 31, 2001 (a)	37,676	6.7392	to	9.2621	321,781	0.01	1.15	to	1.85	(14.82)	to	(14.41)
AN5
	December 31, 2005	278,179	10.5399	to	17.8140	3,123,620		1.15	to	2.25	2.50	to	3.65
	December 31, 2004	264,939	10.2405	to	17.2206	2,844,332		1.15	to	2.25	11.80	to	13.07 (y)
	December 31, 2003	116,800	9.1218	to	15.2615	1,109,464		1.15	to	2.25	45.33	to	46.97 (y)
	December 31, 2002	75,132	6.2510	to	10.4054	483,853		1.15	to	1.85	(33.32)	to	4.05
	December 31, 2001 (a)	207,369	7.3630	to	9.3784	1,950,541		1.15	to	1.85	(6.25)	to	(5.80)
CS1
	December 31, 2005	81,847	15.1218	to	21.5383	1,583,158	0.75	1.15	to	1.40	26.15	to	26.48
	December 31, 2004	80,296	11.9850	to	17.0738	1,256,470	0.29	1.15	to	1.40	23.18	to	23.51
	December 31, 2003	82,222	9.7279	to	13.8611	1,044,211		1.15	to	1.40	40.88	to	41.25
	December 31, 2002	107,756	6.9038	to	9.8390	975,201	0.18	1.00	to	1.40	(12.80)	to	(12.57)
	December 31, 2001	124,190	8.3385	to	11.8873	1,308,142		1.15	to	1.85	(10.92)	to	(10.68)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
CS2
	December 31, 2005	47,318	$ 10.4441	to	$11.9272	$539,183	0.84%	1.15%	to	1.40%	15.80%	to	16.11%
	December 31, 2004	53,306	9.0174	to	10.2999	526,411	1.02	1.15	to	1.40	13.13	to	13.43
	December 31, 2003	65,412	7.9691	to	9.1043	571,636	0.46	1.15	to	1.40	31.23	to	31.58
	December 31, 2002	76,619	6.0714	to	6.9377	508,636		1.00	to	1.40	(21.03)	to	(20.82)
	December 31, 2001	104,918	8.3953	to	9.5960	883,610		1.15	to	1.85	(29.64)	to	(29.45)
CS3
	December 31, 2005	36,326	10.5525	to	12.8484	447,759		1.15	to	1.40	14.52	to	14.83
	December 31, 2004	45,514	9.2125	to	11.2190	492,597		1.15	to	1.40	16.33	to	16.64
	December 31, 2003	41,071	7.9175	to	9.6439	381,993		1.15	to	1.40	45.59	to	45.98
	December 31, 2002	43,870	5.4371	to	6.6239	280,672		1.00	to	1.40	(35.08)	to	(34.91)
	December 31, 2001	58,715	9.3337	to	11.3746	576,848		1.15	to	1.40	(23.27)	to	(23.16)
CS4
	December 31, 2005	159,999	9.9194	to	12.4233	1,723,614		1.15	to	1.40	(4.04)	to	(3.78)
	December 31, 2004	191,347	10.3348	to	12.9461	2,146,797		1.15	to	1.40	9.31	to	9.61
	December 31, 2003	117,857	9.4525	to	11.8432	1,301,976		1.15	to	1.40	46.47	to	46.86
	December 31, 2002	139,231	6.4522	to	8.0857	1,045,016		1.00	to	1.40	(34.62)	to	(34.45)
	December 31, 2001	252,504	9.7884	to	12.2702	2,952,097		1.15	to	1.85	(17.19)	to	(16.97)
FL1
	December 31, 2005	3,226,194	13.6266	to	17.0399	45,777,748	0.12	1.15	to	2.35	13.91	to	15.31
	December 31, 2004	2,876,581	11.9014	to	14.8074	35,659,207	0.19	1.15	to	2.35	12.45	to	13.83 (y)
	December 31, 2003	2,230,010	10.5300	to	13.0346	24,392,563	0.25	1.15	to	2.30	20.05	to	26.72 (y)
	December 31, 2002	1,422,859	8.3687	to	10.3067	12,043,799	0.37	1.15	to	2.25	(13.61)	to	3.07
	December 31, 2001 (a)	301,559	8.2113	to	9.5741	2,851,982		1.15	to	1.85	(5.68)	to	(5.23)
FL2
	December 31, 2005	786,753	11.3948	to	17.9632	9,371,943	0.53	1.15	to	2.10	16.30	to	17.42
	December 31, 2004	931,307	9.7732	to	15.3834	9,479,881	1.08	1.15	to	2.10	10.93	to	12.01
	December 31, 2003	975,952	8.7879	to	13.8113	8,843,340	0.48	1.15	to	2.10	40.04	to	41.39 (y)
	December 31, 2002	923,348	6.2595	to	9.8147	5,872,825	0.73	1.15	to	2.25	(22.98)	to	(1.85)
	December 31, 2001 (a)	2,991,637	7.4421	to	8.5233	24,051,764		1.15	to	1.85	(19.82)	to	(19.44)
FL3
	December 31, 2005	7,227,275	8.0694	to	14.4856	65,376,984	0.28	1.00	to	2.55	2.82	to	4.45
	December 31, 2004	7,870,040	7.7923	to	13.9175	68,251,070	0.13	1.15	to	2.55	0.49	to	2.09 (y)
	December 31, 2003	6,986,042	7.6992	to	13.6813	58,659,774	0.10	1.00	to	2.55	18.46	to	31.22 (y)
	December 31, 2002	5,065,258	5.9183	to	10.4634	30,420,886	0.12	1.15	to	2.25	(32.04)	to	4.63
	December 31, 2001 (a)	3,773,079	7.7787	to	8.8778	32,730,723		1.15	to	1.85	(13.49)	to	(13.08)
FTG
	December 31, 2005	400,641	15.6693	to	17.0948	6,741,828	1.11	1.15	to	2.25	6.42	to	7.63
	December 31, 2004	307,055	14.7014	to	15.8831	4,826,714	0.98	1.15	to	2.25	13.41	to	14.70 (y)
	December 31, 2003	100,517	12.9432	to	13.8470	1,378,832	2.23	1.15	to	2.25	29.17	to	30.63 (y)
	December 31, 2002 (d)	2,357	10.0133	to	10.5995	24,668		1.00	to	2.30	0.13	to	5.99
FTI
	December 31, 2005	369,103	16.1505	to	17.5284	6,341,480	1.17	1.00	to	2.10	7.86	to	9.07
	December 31, 2004	305,720	14.9733	to	16.0707	4,833,764	1.03	1.00	to	2.10	16.03	to	17.34 (y)
	December 31, 2003	209,950	12.9043	to	13.6958	2,840,756	1.28	1.00	to	2.10	29.44	to	30.89 (y)
	December 31, 2002 (d)	54,719	10.4408	to	10.4595	572,025		1.00	to	2.30	4.41	to	4.59
GS2
	December 31, 2005	412,887	13.5653	to	19.1845	6,771,886	0.25	1.00	to	1.85	4.11	to	5.01
	December 31, 2004	421,700	13.1119	to	18.2944	6,663,954	0.18	1.15	to	1.85	14.17	to	15.00 (y)
	December 31, 2003	537,797	11.4610	to	15.9079	7,512,286	0.27	1.15	to	1.85	43.31	to	44.35
	December 31, 2002	505,836	7.9514	to	11.0207	4,909,310	0.23	1.00	to	1.85	(17.12)	to	(15.93)
	December 31, 2001	668,766	9.0737	to	12.4635	7,691,027	0.31	1.15	to	1.85	2.58	to	3.33
GS3
	December 31, 2005	1,374,302	8.6512	to	16.2665	14,963,423	0.75	1.15	to	2.10	4.28	to	5.30
	December 31, 2004	1,604,359	8.2707	to	15.4805	16,491,554	1.14	1.15	to	2.10	12.52	to	13.63
	December 31, 2003	1,694,905	7.3278	to	13.6530	15,298,517	0.71	1.15	to	2.10	26.76	to	28.00 (y)
	December 31, 2002	1,993,373	5.7633	to	10.6802	14,150,917	0.55	1.00	to	2.05	(23.34)	to	6.80
	December 31, 2001	2,154,860	7.7804	to	11.1917	20,333,064	0.44	1.15	to	1.85	(13.58)	to	(12.95)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
GS4
	December 31, 2005	598,426	$ 10.2980	to	$ 12.0753	$6,675,346	1.60%	1.15%	to	1.85%	2.01%	to	2.75%
	December 31, 2004	643,199	10.0745	to	11.7893	7,051,742	1.59	1.15	to	1.85	16.60	to	17.44 (y)
	December 31, 2003	642,298	8.6229	to	10.0702	5,995,111	1.33	1.15	to	1.85	22.06	to	22.95
	December 31, 2002	703,658	7.0501	to	8.2167	5,375,072	1.34	1.00	to	1.85	(12.98)	to	(12.35)
	December 31, 2001	887,554	8.2218	to	9.6366	7,760,248	0.45	1.15	to	1.85	(11.03)	to	(10.37)
GS5
	December 31, 2005	771,158	8.7078	to	12.2003	8,397,043	0.30	1.15	to	1.85	11.61	to	12.41
	December 31, 2004	993,729	7.7983	to	10.8819	9,614,462	1.23	1.15	to	1.85	11.38	to	12.19
	December 31, 2003	965,025	6.9980	to	9.7254	8,349,977	4.23	1.15	to	1.85	32.99	to	33.95
	December 31, 2002	1,048,203	5.2595	to	7.2798	6,737,841	0.98	1.00	to	1.85	(19.85)	to	(19.27)
	December 31, 2001	1,311,340	7.2538	to	9.9775	10,458,720	1.45	1.15	to	1.85	(23.71)	to	(23.15)
GS7
	December 31, 2005	326,430	8.5761	to	14.1702	3,027,975	0.14	1.15	to	2.10	0.63	to	1.76
	December 31, 2004	444,078	8.4876	to	13.9531	4,134,445	0.83	1.15	to	2.25	6.63	to	7.83 (y)
	December 31, 2003	351,482	7.9276	to	12.9662	3,099,739	0.31	1.15	to	2.10	21.14	to	22.32 (y)
	December 31, 2002	294,424	6.5275	to	10.6221	1,951,108	0.27	1.15	to	2.05	(26.45)	to	6.22
	December 31, 2001 (a)	90,647	8.5073	to	9.0546	798,856	0.23	1.15	to	1.85	(12.08)	to	(11.69)
IV1
	December 31, 2005	212,624	8.7897	to	18.1030	2,088,498		1.15	to	2.35	8.13	to	9.45
	December 31, 2004	236,847	8.0879	to	16.5734	2,087,945		1.15	to	2.05	10.78	to	12.03 (y)
	December 31, 2003	265,834	7.2709	to	14.8235	2,049,623		1.15	to	2.25	34.73	to	36.24 (y)
	December 31, 2002	393,726	5.3748	to	10.9025	2,135,358		1.15	to	2.05	(34.08)	to	9.02
	December 31, 2001 (a)	170,065	7.2534	to	8.3429	1,371,474		1.15	to	1.85	(19.59)	to	(19.20)
IV2
	December 31, 2005	375,781	9.0037	to	16.3607	3,798,024		1.15	to	2.30	2.78	to	3.99
	December 31, 2004	390,021	8.7201	to	15.7654	3,776,289		1.15	to	2.30	11.27	to	12.58 (y)
	December 31, 2003	367,540	7.8009	to	14.0319	3,142,310		1.15	to	2.30	30.37	to	31.90 (y)
	December 31, 2002	227,469	5.9564	to	10.6445	1,374,325		1.15	to	2.05	(32.39)	to	6.45
	December 31, 2001 (a)	105,665	7.4813	to	8.7461	933,440		1.15	to	1.85	(11.90)	to	(11.48)
JP1
	December 31, 2005	940,914	7.3984	to	9.7866	8,730,509	1.30	1.15	to	1.85	(0.52)	to	0.20
	December 31, 2004	1,162,485	7.4332	to	9.7910	10,721,269	0.82	1.15	to	1.85	7.46	to	8.24
	December 31, 2003	1,418,266	6.9138	to	9.0681	12,067,198	0.77	1.15	to	1.85	25.77	to	26.68
	December 31, 2002	1,646,234	5.4944	to	7.1758	11,099,926	0.05	1.00	to	1.85	(26.02)	to	(25.48)
	December 31, 2001	2,063,692	7.7128	to	10.1168	18,832,702	0.48	1.15	to	1.85	(13.55)	to	(12.92)
JP2
	December 31, 2005	400,367	9.0205	to	12.5492	4,290,845	0.90	1.15	to	1.85	8.65	to	9.44
	December 31, 2004	496,484	8.2854	to	11.4974	4,893,824	0.59	1.15	to	1.85	16.18	to	17.02
	December 31, 2003	573,871	7.1172	to	9.8513	4,867,038	0.84	1.15	to	1.85	29.99	to	30.94
	December 31, 2002	691,691	5.4639	to	7.5437	4,472,500	0.49	1.00	to	1.85	(19.82)	to	(19.24)
	December 31, 2001	915,732	7.2397	to	10.0974	7,427,975	0.95	1.15	to	1.85	(20.65)	to	(20.07)
JP3
	December 31, 2005	458,734	10.0886	to	16.2545	5,962,869		1.15	to	1.85	1.51	to	2.24
	December 31, 2004	511,581	9.9185	to	15.9112	6,626,292		1.15	to	1.85	24.81	to	25.72
	December 31, 2003	526,385	7.9305	to	12.6899	5,479,284		1.15	to	1.85	33.46	to	34.43
	December 31, 2002	565,247	5.9300	to	9.4647	4,418,747	0.21	1.00	to	1.85	(23.10)	to	(22.54)
	December 31, 2001	664,931	7.6661	to	12.2520	6,757,718	0.04	1.15	to	1.85	(9.74)	to	(9.08)
LA1
	December 31, 2005	13,621,201	11.0632	to	15.6855	179,639,968	0.95	1.00	to	2.55	0.62	to	2.22
	December 31, 2004	14,554,694	10.9612	to	15.3996	188,671,788	0.86	1.00	to	2.55	9.77	to	11.52
	December 31, 2003	14,220,415	9.9546	to	13.8575	165,999,819	0.73	1.00	to	2.55	19.13	to	29.70 (y)
	December 31, 2002	12,899,028	7.7730	to	10.7219	116,450,425	0.51	1.00	to	2.25	(22.27)	to	7.22
	December 31, 2001 (a)	11,399,173	9.8977	to	12.8855	130,365,761	0.85	1.00	to	1.85	(8.45)	to	(7.66)
LA2
	December 31, 2005	7,264,902	13.1139	to	17.1707	108,021,104	0.44	1.00	to	2.55	5.47	to	7.14
	December 31, 2004	7,462,770	12.3957	to	16.0827	104,214,749	0.31	1.00	to	2.55	20.87	to	22.80
	December 31, 2003	6,889,740	10.2236	to	13.1433	78,536,192	0.64	1.00	to	2.55	20.80	to	23.51 (y)
	December 31, 2002	4,868,436	8.3835	to	10.6794	44,797,324	0.69	1.00	to	2.25	(16.17)	to	6.79
	December 31, 2001 (a)	2,281,117	8.9499	to	9.9510	23,695,759	0.84	1.15	to	1.85	3.44	to	3.90

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
LA3
	December 31, 2005	389,684	$12.9454	to	$ 21.1461	$5,368,719%		1.15%	to	2.35%	23.66	% to	25.18%
	December 31, 2004	358,522	10.4151	to	16.9868	3,909,396	0.16	1.15	to	2.10	18.17	to	19.31 (y)
	December 31, 2003	213,445	8.7914	to	14.3168	1,964,050	2.12	1.15	to	2.10	38.29	to	39.63 (y)
	December 31, 2002	158,181	6.3410	to	8.2983	1,021,388	1.23	1.00	to	1.85	(19.23	) to	(17.02)
	December 31, 2001	42,292	7.0106	to	8.9279	332,937	0.29	1.15	to	1.85	(21.47	) to	(21.12)
CAS
	December 31, 2005	1,463,097	5.1523	to	8.8293	10,574,215	0.57	1.15	to	1.85	(0.95	) to	(0.23)
	December 31, 2004	1,891,535	5.1988	to	8.8713	13,659,827	0.06	1.15	to	1.85	8.96	to	9.76
	December 31, 2003	2,125,014	4.7688	to	8.1028	13,902,670		1.15	to	1.85	26.33	to	27.42 (y)
	December 31, 2002	2,385,864	3.7729	to	6.3834	12,330,965	0.18	1.00	to	1.85	(33.64	) to	(33.06)
	December 31, 2001	3,296,185	6.1469	to	10.5012	25,983,854	0.36	1.00	to	1.85	(26.71	) to	(26.07)
EGS
	December 31, 2005	2,774,869	4.9478	to	10.9980	21,364,521		1.15	to	1.85	7.12	to	7.90
	December 31, 2004	3,432,360	4.6164	to	10.2179	24,693,466		1.15	to	1.85	11.14	to	11.95
	December 31, 2003	4,195,519	4.1515	to	9.1497	27,103,648		1.15	to	1.85	29.06	to	30.00
	December 31, 2002	4,741,685	3.2150	to	7.0556	23,694,820		1.00	to	1.85	(35.40	) to	(34.92)
	December 31, 2001	6,733,222	5.6007	to	12.2101	52,492,438		1.15	to	1.85	(35.80	) to	(35.33)
GSS
	December 31, 2005	2,528,616	12.1381	to	13.5081	32,610,320	4.82	1.15	to	1.85	0.42	to	1.14
	December 31, 2004	3,177,865	12.0756	to	13.3883	40,625,793	5.70	1.15	to	1.85	1.84	to	2.72 (y)
	December 31, 2003	4,388,719	11.8457	to	13.0842	54,863,853	4.54	1.00	to	1.85	0.26	to	1.13
	December 31, 2002	6,101,434	11.8031	to	12.9882	75,660,507	4.17	1.00	to	1.85	7.77	to	8.70
	December 31, 2001	4,640,049	10.7500	to	11.6010	53,198,300	5.16	1.10	to	1.85	5.45	to	6.37
HYS
	December 31, 2005	1,596,264	11.8957	to	12.9020	19,954,232	8.80	1.15	to	1.85	0.31	to	1.04
	December 31, 2004	2,128,350	11.8530	to	12.8513	26,416,955	7.83	1.15	to	1.85	7.51	to	8.30
	December 31, 2003	2,531,621	11.0191	to	11.8805	29,117,142	8.96	1.15	to	1.85	19.20	to	20.06 (y)
	December 31, 2002	2,506,679	9.2399	to	9.9067	24,127,067	11.38	1.00	to	1.85	0.85	to	1.53
	December 31, 2001	4,366,787	9.3145	to	9.8965	41,407,521	8.60	1.15	to	1.85	(0.14	) to	0.59
M1A
	December 31, 2005	4,043,848	9.4664	to	15.0204	43,360,384		1.00	to	2.55	2.29	to	3.91
	December 31, 2004	4,509,615	9.2263	to	14.5064	46,625,744		1.00	to	2.55	4.47	to	6.14
	December 31, 2003	4,285,431	8.8040	to	13.7157	40,995,153		1.00	to	2.55	22.94	to	33.66 (y)
	December 31, 2002	2,563,610	6.6708	to	10.2978	17,299,280		1.00	to	2.25	(34.89	) to	2.98
	December 31, 2001 (b)	234,663	8.0788	to	9.9670	2,417,131		1.15	to	1.85	2.86	to	3.12
M1B
	December 31, 2005	1,009,270	9.1054	to	13.7750	9,646,490	0.28	1.00	to	2.10	1.97	to	3.12
	December 31, 2004	1,147,235	8.9065	to	13.4059	10,664,342		1.00	to	2.10	7.05	to	8.26
	December 31, 2003	1,302,763	8.2983	to	12.4271	11,315,398		1.00	to	2.10	20.27	to	21.62 (y)
	December 31, 2002	1,096,685	6.8823	to	10.2544	7,605,453	0.12	1.00	to	2.05	(30.61	) to	2.54
	December 31, 2001 (b)	352,547	8.0479	to	9.8053	3,443,901		1.15	to	1.85	(2.45	) to	(2.21)
MFC
	December 31, 2005	1,040,497	12.6595	to	13.6546	13,434,901	8.52	1.00	to	2.10	(0.35	) to	0.92
	December 31, 2004	1,255,887	12.6361	to	13.5996	16,139,308	7.41	1.00	to	2.25	6.90	to	8.27
	December 31, 2003	1,401,637	11.7873	to	12.6501	16,730,020	8.78	1.00	to	2.25	18.48	to	20.00 (y)
	December 31, 2002	1,187,722	9.9081	to	10.6129	11,857,623	9.95	1.15	to	2.25	(0.24	) to	6.13
	December 31, 2001 (b)	375,235	8.4040	to	9.8255	3,706,867		1.15	to	1.85	(1.34	) to	(1.09)
MFD
	December 31, 2005	159,853	8.6877	to	14.5036	1,507,529	0.37	1.15	to	2.05	(1.42	) to	(0.52)
	December 31, 2004	228,056	8.7952	to	14.6089	2,141,711		1.15	to	2.05	8.51	to	9.51
	December 31, 2003	203,868	8.0892	to	13.3679	1,705,423		1.15	to	2.05	25.72	to	26.87 (y)
	December 31, 2002	175,129	6.4212	to	7.0533	1,134,232	0.16	1.15	to	2.05	(35.57	) to	(29.47)
	December 31, 2001 (b)	75,869	7.6216	to	9.8565	737,135		1.15	to	1.85	(2.96	) to	(2.75)
MFE
	December 31, 2005	666,466	12.9764	to	22.0157	9,136,391	0.84	1.15	to	2.35	14.23	to	15.63
	December 31, 2004	683,728	11.3020	to	19.0781	8,083,886	1.75	1.15	to	2.30	27.02	to	28.52
	December 31, 2003	711,851	8.8571	to	14.8751	6,513,154	2.44	1.15	to	2.30	32.90	to	34.47 (y)
	December 31, 2002	510,083	6.6338	to	11.0756	3,420,665	4.08	1.15	to	2.25	(33.11	) to	10.76
	December 31, 2001 (b)	282,084	7.5521	to	9.2085	2,517,114		1.15	to	1.85	(10.89	) to	(10.67)

(b) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued

			At December 31					For year ended December 31
								Investment
				Unit Fair Value				Income	Expense Ratio			Total Return
			Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
MFF
	December 31, 2005		256,526	$9.5267	to	$16.2236	$2,678,183%		1.15%	to	2.15%	6.40%	to	7.65%
	December 31, 2004		296,488	8.9127	to	15.1013	2,851,183		1.15	to	2.30	10.36	to	11.66
	December 31, 2003		334,738	8.0389	to	13.5516	2,853,477		1.15	to	2.30	28.12	to	29.63 (y)
	December 31, 2002		196,254	6.2456	to	10.4752	1,243,360		1.15	to	2.15	(37.03)	to	4.75
	December 31, 2001	(b)	100,216	7.8897	to	9.2854	973,048		1.15	to	1.85	(3.06)	to	(2.83)
MFJ
	December 31, 2005		6,231,478	11.1911	to	13.4958	76,077,049	2.48	1.15	to	2.55	0.20	to	1.63
	December 31, 2004		6,635,879	11.1349	to	13.3058	80,195,913	2.43	1.15	to	2.55	8.30	to	10.03 (y)
	December 31, 2003		5,722,681	10.2496	to	12.1359	62,680,373	2.74	1.00	to	2.55	9.69	to	15.66 (y)
	December 31, 2002		3,318,943	8.9888	to	10.5296	30,878,557	2.83	1.00	to	2.10	(10.11)	to	5.30
	December 31, 2001	(b)	869,203	8.1437	to	9.7889	8,657,514		1.15	to	1.85	(0.53)	to	(0.29)
MFK
	December 31, 2005		2,166,389	10.3163	to	11.4658	24,058,659	4.51	1.00	to	2.25	(0.28)	to	0.99
	December 31, 2004		2,514,641	10.3297	to	11.3535	27,798,546	5.40	1.00	to	2.25	1.21	to	2.51
	December 31, 2003		3,381,658	10.1901	to	11.0752	36,675,804	4.46	1.00	to	2.25	(0.42)	to	0.85 (y)
	December 31, 2002		3,416,760	10.2177	to	10.9818	37,239,740	3.48	1.00	to	2.25	2.18	to	8.42
	December 31, 2001	(b)	628,219	8.4902	to	10.2440	6,351,596		1.15	to	1.85	0.99	to	1.24
MFL
	December 31, 2005		604,951	10.3470	to	14.7514	6,547,574	0.83	1.15	to	2.30	4.96	to	6.19
	December 31, 2004		641,452	9.8134	to	13.9200	6,549,300	0.84	1.15	to	2.30	9.16	to	10.45
	December 31, 2003		716,658	8.9484	to	12.6285	6,749,487	0.92	1.15	to	2.30	19.64	to	21.04 (y)
	December 31, 2002		656,869	7.4454	to	10.4542	4,924,354	0.97	1.15	to	2.05	(23.48)	to	4.54
	December 31, 2001	(b)	276,474	7.8888	to	9.6608	2,671,470		1.15	to	1.85	(3.49)	to	(3.26)
MIS
	December 31, 2005		3,336,892	5.9532	to	8.5938	23,869,194	0.52	1.15	to	1.85	2.45	to	3.33
	December 31, 2004		4,227,994	5.8080	to	8.3545	29,345,425	0.07	1.00	to	1.85	7.58	to	8.51
	December 31, 2003		5,040,025	5.3962	to	7.7346	32,510,969		1.00	to	1.85	21.11	to	22.15
	December 31, 2002		5,812,738	4.4535	to	6.3607	31,031,630	0.15	1.00	to	1.85	(29.39)	to	(28.78)
	December 31, 2001		7,310,990	6.8988	to	9.7996	55,294,423	0.11	1.10	to	1.85	(26.29)	to	(25.65)
MIT
	December 31, 2005		2,375,230	8.5905	to	10.2913	22,262,175	0.97	1.15	to	1.85	5.72	to	6.48
	December 31, 2004		2,926,859	8.1218	to	9.6953	25,813,920	1.02	1.15	to	1.85	9.91	to	10.71
	December 31, 2003		3,429,237	7.3857	to	8.7853	27,388,470	1.14	1.15	to	1.85	20.56	to	21.44
	December 31, 2002		3,718,258	6.1229	to	7.2574	24,563,903	1.07	1.00	to	1.85	(22.69)	to	(22.12)
	December 31, 2001		4,731,430	8.3767	to	9.9278	40,259,945	0.77	1.15	to	1.85	(17.30)	to	(16.70)
MMS
	December 31, 2005		213,236	11.3667			2,423,775	2.61	1.40			1.31
	December 31, 2004		318,670	11.2203			3,575,629	0.84	1.40			(0.57)
	December 31, 2003		298,820	11.2846			3,372,148	0.63	1.40			(0.76)
	December 31, 2002		496,876	11.3710			5,650,249	1.27	1.40			(0.12)
	December 31, 2001		598,302	11.2904			6,809,800	3.44	1.25			2.34
NWD
	December 31, 2005		3,540,321	7.5558	to	14.3274	35,744,970		1.15	to	1.85	3.27	to	4.16
	December 31, 2004		4,180,165	7.3132	to	13.7746	40,726,503		1.00	to	1.85	5.49	to	6.41
	December 31, 2003		4,304,375	6.9289	to	12.9631	39,569,126		1.00	to	1.85	32.79	to	33.94
	December 31, 2002		4,545,469	5.2153	to	9.6919	31,691,182		1.00	to	1.85	(34.69)	to	(34.13)
	December 31, 2001		3,148,941	7.8672	to	14.4709	34,145,689		1.00	to	1.85	(6.88)	to	(6.07)
TRS
	December 31, 2005		3,564,758	12.1091	to	14.2654	48,229,715	2.64	1.15	to	1.85	1.12	to	1.85
	December 31, 2004		4,027,577	11.9625	to	14.0500	53,629,734	2.52	1.15	to	1.85	9.40	to	10.35 (y)
	December 31, 2003		4,431,211	10.9232	to	12.7901	53,649,144	3.27	1.00	to	1.85	14.98	to	15.98 (y)
	December 31, 2002		4,565,050	9.4901	to	11.0783	47,864,709	3.16	1.00	to	1.85	(7.46)	to	(6.66)
	December 31, 2001		4,188,905	10.2072	to	11.8762	47,271,929	3.01	1.10	to	1.85	(1.36)	to	(0.50)
UTS
	December 31, 2005		2,469,647	10.5958	to	16.0981	34,261,206	1.00	1.15	to	1.85	15.13	to	15.96
	December 31, 2004		2,734,745	9.1987	to	13.9190	32,174,241	1.97	1.15	to	1.85	27.96	to	28.89
	December 31, 2003		3,072,250	7.1853	to	10.8282	28,239,267	3.20	1.15	to	1.85	33.74	to	34.71
	December 31, 2002		3,365,478	5.3699	to	8.0597	23,176,843	3.80	1.00	to	1.85	(25.26)	to	(24.72)
	December 31, 2001		5,070,993	8.4643	to	12.6248	46,649,921	3.77	1.15	to	1.85	(25.72)	to	(25.18)
(b) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
OP1
	December 31, 2005	408,070	$11.7581	to	$12.1623	$5,002,406	0.43%	1.15%	to	1.70%	5.23%	to	5.83%
	December 31, 2004	472,824	11.1105	to	11.5207	5,452,107	1.01	1.15	to	1.70	10.02	to	10.65
	December 31, 2003	572,983	10.0409	to	10.4385	5,990,517	1.41	1.15	to	1.70	26.20	to	27.11
	December 31, 2002	687,993	7.8992	to	8.2355	5,675,742	1.01	1.00	to	1.85	(22.87)	to	(22.31)
	December 31, 2001	1,054,691	10.7412	to	11.2525	11,224,190	0.93	1.15	to	1.85	(13.15)	to	(8.08)
OP2
	December 31, 2005	344,254	24.4939	to	26.8118	9,043,610		1.15	to	1.85	14.04	to	14.87
	December 31, 2004	405,762	21.3760	to	23.3597	9,290,313	0.10	1.15	to	1.70	17.13	to	17.98
	December 31, 2003	476,073	18.1632	to	19.8527	9,245,289		1.15	to	1.85	29.98	to	30.92
	December 31, 2002	579,459	13.9078	to	15.2044	8,615,606		1.00	to	1.85	(8.85)	to	(8.19)
	December 31, 2001	900,726	14.3036	to	15.6418	14,564,433	0.21	1.15	to	1.85	4.58	to	5.34
OP3
	December 31, 2005	147,235	15.1430	to	20.5920	2,670,997		1.15	to	1.85	(1.79)	to	(1.08)
	December 31, 2004	173,617	15.3457	to	20.8163	3,170,666	0.05	1.15	to	1.85	15.70	to	16.54
	December 31, 2003	237,694	13.2005	to	17.8622	3,686,836	0.06	1.15	to	1.85	40.02	to	41.03
	December 31, 2002	330,269	9.3830	to	12.6653	3,660,269	0.08	1.00	to	1.85	(23.09)	to	(22.53)
	December 31, 2001	536,606	11.3704	to	15.2911	7,470,840	1.07	1.15	to	1.85	6.32	to	7.09
OP4
	December 31, 2005	110,184	11.8381	to	12.3391	1,353,995	1.32	1.15	to	1.60	3.60	to	4.09
	December 31, 2004	145,797	11.3997	to	11.8861	1,724,996	1.55	1.15	to	1.60	8.88	to	9.50 (y)
	December 31, 2003	175,394	10.4103	to	10.8835	1,898,569	1.92	1.15	to	1.70	19.50	to	20.37 (y)
	December 31, 2002	206,097	8.6487	to	9.0659	1,860,060	2.18	1.00	to	1.85	(18.42)	to	(17.83)
	December 31, 2001	304,247	10.9367	to	11.5107	3,346,490	2.37	1.15	to	1.85	(6.44)	to	(6.00)
PHY
	December 31, 2005	5,685,755	11.6362	to	14.6893	82,096,357	6.56	1.15	to	2.55	1.48	to	2.94
	December 31, 2004	5,662,497	11.4668	to	14.3060	79,762,456	6.60	1.15	to	2.55	6.76	to	8.47 (y)
	December 31, 2003	5,046,425	10.7405	to	13.2837	66,020,259	7.14	1.00	to	2.55	7.41	to	21.68 (y)
	December 31, 2002 (d)	2,764,653	10.8107	to	10.9945	29,938,965	10.40	1.00	to	2.30	8.11	to	9.95
PMB
	December 31, 2005	3,718,255	12.5101	to	18.4759	66,498,698	5.04	1.00	to	2.55	7.97	to	9.68
	December 31, 2004	3,755,012	11.5871	to	16.7929	61,554,549	3.97	1.15	to	2.55	9.26	to	11.00 (y)
	December 31, 2003	3,397,699	10.6054	to	15.1763	50,681,753	4.91	1.00	to	2.55	6.05	to	30.37 (y)
	December 31, 2002 (d)	2,694,865	11.2045	to	11.6365	31,322,058	7.96	1.00	to	2.30	12.04	to	16.37
PRR
	December 31, 2005	1,742,533	11.3747	to	12.0220	20,389,050	2.78	1.00	to	2.25	(1.15)	to	1.08
	December 31, 2004	1,673,196	11.3967	to	11.9780	19,484,866	1.00	1.15	to	2.25	6.46	to	7.68
	December 31, 2003	1,364,548	10.7050	to	11.1879	14,822,118	2.41	1.15	to	2.25	6.40	to	7.62 (y)
	December 31, 2002 (d)	161,628	10.0645	to	10.0894	1,660,281	3.29	1.00	to	2.30	0.64	to	0.89
PTR
	December 31, 2005	9,510,770	10.1577	to	11.2011	104,664,069	3.40	1.00	to	2.55	(0.15)	to	1.43
	December 31, 2004	9,586,165	10.1732	to	11.0931	104,630,759	1.89	1.00	to	2.55	2.21	to	3.84
	December 31, 2003	8,040,150	9.9532	to	10.7591	85,028,589	2.79	1.00	to	2.55	(0.47)	to	3.99 (y)
	December 31, 2002 (d)	4,171,216	10.1935	to	10.4195	42,621,301	4.28	1.00	to	2.30	1.93	to	4.20
RX1
	December 31, 2005	133,984	8.1474	to	16.7265	1,157,400	0.30	1.15	to	2.10	1.79	to	2.77
	December 31, 2004	137,931	7.9839	to	16.3411	1,155,170	0.04	1.15	to	2.10	12.21	to	13.30
	December 31, 2003	170,733	7.0970	to	14.4815	1,262,326		1.15	to	2.10	36.27	to	37.59 (y)
	December 31, 2002	178,307	5.1947	to	6.3585	937,500	3.43	1.15	to	2.05	(36.92)	to	(36.42)
	December 31, 2001 (a)	25,047	7.5481	to	9.1202	206,738	3.83	1.40	to	1.85	(17.65)	to	(17.34)
RX2
	December 31, 2005	151,690	7.2196	to	17.4308	1,270,177		1.15	to	2.10	(1.01)	to	(0.05)
	December 31, 2004	330,956	7.2744	to	17.4743	2,922,248		1.15	to	2.10	7.04	to	8.09
	December 31, 2003	552,205	6.7783	to	16.1999	4,257,452		1.15	to	2.10	42.37	to	43.75 (y)
	December 31, 2002	184,922	4.7490	to	11.2833	905,669		1.15	to	1.90	(41.43)	to	12.83
	December 31, 2001 (a)	207,526	6.4472	to	8.2307	1,646,368		1.40	to	1.85	(20.84)	to	(20.49)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio				Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**				lowest to highest***
SB1
	December 31, 2005	40,865	$16.9932			$694,460	0.84%		1.40		%		2.61		%
	December 31, 2004	43,010	16.5603			712,430	0.54		1.40				6.81
	December 31, 2003	45,933	15.5041			712,300	0.26		1.40				37.12
	December 31, 2002	50,322	11.3073			569,133	0.36		1.40				(25.10)
	December 31, 2001	58,507	15.3706			895,117	1.06		1.40				(0.84)
SB2
	December 31, 2005	42,537	13.6989			582,749	1.18		1.40				5.06
	December 31, 2004	46,159	13.0390			601,852	1.46		1.40				8.85
	December 31, 2003	45,865	11.9790			549,419	1.44		1.40				30.51
	December 31, 2002	44,173	9.1789			405,465	1.10		1.40				(24.11)
	December 31, 2001	46,806	12.4261			566,123	0.77		1.40				(5.48)
SB3
	December 31, 2005	196,147	14.7654			2,927,433	4.70		1.40				1.06
	December 31, 2004	208,946	14.6110			3,084,437	4.61		1.40				5.17
	December 31, 2003	227,701	13.8926			3,194,920	5.04		1.40				11.67
	December 31, 2002	266,350	12.4412			3,343,591	4.55		1.40				7.34
	December 31, 2001	312,493	11.3543			3,651,666	4.01		1.40				5.43
SB4
	December 31, 2005	269,408	12.0476			3,258,897	1.83		1.40				1.89
	December 31, 2004	311,151	11.8238			3,692,182	1.77		1.40				7.23
	December 31, 2003	303,978	11.0262			3,364,835	1.77		1.40				14.32
	December 31, 2002	280,674	9.6453			2,719,538	1.25		1.40				(8.15)
	December 31, 2001	377,628	10.5189			3,979,916	2.50		1.40				(2.18)
SC1
	December 31, 2005	8,209,391	9.6332	to	11.0760	85,985,670	2.69	1.15	to	2.50		0.20	to	1.73
	December 31, 2004	9,989,638	9.5899	to	10.9024	102,780,734	0.79	1.00	to	2.55		(1.84)	to	(0.27	)(y)
	December 31, 2003	9,408,598	9.7395	to	10.9475	97,978,157	0.56	1.00	to	2.50		(1.76)	to	(0.46	)(y)
	December 31, 2002	13,525,823	9.9092	to	11.0128	143,088,640	1.11	1.00	to	2.25		(0.91)	to	0.11
	December 31, 2001	10,787,454	10.6595	to	10.9209	115,305,491	3.13	1.00	to	1.85		1.66	to	2.55
SC2
	December 31, 2005	3,463,625	11.4816	to	13.5440	45,531,897	4.71	1.15	to	2.25		(0.32)	to	0.81
	December 31, 2004	3,916,087	11.5190	to	13.4781	51,252,953	4.82	1.15	to	2.25		4.02	to	5.21	(y)
	December 31, 2003	4,713,218	11.0977	to	12.8517	58,964,013	5.26	1.15	to	2.10		7.18	to	8.40	(y)
	December 31, 2002	5,494,856	10.3315	to	11.8930	64,022,576	5.62	1.00	to	2.25		3.25	to	4.00
	December 31, 2001	7,089,173	10.7052	to	11.2878	79,912,659	6.01	1.15	to	1.85		5.24	to	6.01
SC3
	December 31, 2005	3,158,457	16.8526	to	29.0351	74,380,506	1.61	1.15	to	2.55		6.88	to	8.43
	December 31, 2004	3,421,485	15.7675	to	26.7785	74,964,847	1.67	1.15	to	2.55		29.91	to	31.98	(y)
	December 31, 2003	3,686,003	12.1371	to	20.3175	61,894,047		1.00	to	2.55		21.37	to	34.59	(y)
	December 31, 2002	3,241,508	9.5184	to	15.1589	42,368,386	6.02	1.00	to	2.25		(4.82)	to	6.17
	December 31, 2001	1,408,479	11.0724	to	13.8086	18,358,466	5.46	1.15	to	1.85		10.47	to	11.27
SC5
	December 31, 2005	5,293,361	13.0984	to	22.9496	86,654,085	0.09	1.00	to	2.55		13.64	to	15.45
	December 31, 2004	5,905,259	11.4322	to	19.9695	84,049,652		1.00	to	2.55		13.17	to	14.98
	December 31, 2003	5,764,598	10.0189	to	17.4474	71,560,388		1.00	to	2.55		21.19	to	34.74	(y)
	December 31, 2002	5,545,133	7.4927	to	13.0085	51,368,231		1.00	to	2.25		(19.65)	to	4.75
	December 31, 2001	4,473,960	8.7568	to	15.1331	51,486,712		1.00	to	1.85		(5.06)	to	(4.24)
SC7
	December 31, 2005	4,560,454	10.7293	to	16.2875	51,167,524	0.71	1.00	to	2.30		7.21	to	8.63
	December 31, 2004	4,738,650	9.9620	to	15.0463	49,162,052	0.66	1.15	to	2.30		9.86	to	11.33	(y)
	December 31, 2003	4,594,007	9.0262	to	13.5636	42,970,532	0.58	1.00	to	2.30		27.50	to	29.20	(y)
	December 31, 2002	4,409,222	7.0467	to	10.5355	31,678,763		1.00	to	2.15		(17.84)	to	5.35
	December 31, 2001	3,692,440	8.5577	to	9.0832	32,120,228	0.53	1.00	to	1.85		(12.27)	to	(11.51)
SCB
	December 31, 2005	5,183,910	11.8636	to	17.3136	82,150,009		1.15	to	2.55		1.68	to	3.15
	December 31, 2004	5,487,756	11.6321	to	16.7874	84,451,283		1.15	to	2.55		15.40	to	17.24	(y)
	December 31, 2003	5,188,084	10.0485	to	14.4157	68,670,792	0.06	1.00	to	2.55		30.51	to	40.21	(y)
	December 31, 2002	4,469,212	7.2585	to	10.2435	42,832,704		1.00	to	2.25		(27.42)	to	1.30
	December 31, 2001	1,560,208	10.1641	to	12.1750	19,339,906	0.03	1.15	to	1.85		6.89	to	7.66

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income		Expense Ratio		Total Return
		Units	lowest to highest			Net Assets	Ratio*		lowest to highest**		lowest to highest***
SCM
	December 31, 2005	162,783	$12.7995	to	19.6517	$2,309,787	0.10%	1.15	to	2.35%	(3.04)	to	(1.85)%
	December 31, 2004	271,452	13.1607	to	20.0633	3,913,237	0.35	1.15	to	2.30	17.61	to	19.00	(y)
	December 31, 2003	201,242	11.1994	to	16.8941	2,371,760	2.09	1.15	to	2.30	49.38	to	51.13	(y)
	December 31, 2002 (e)	18,231	7.4631	to	7.4912	136,243	0.75	1.30	to	1.85	(25.37)	to	(25.09)

(e) For the period April 29, 2002 (commencement of operations) through December 31, 2002.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

**** Amounts below reflect total return as previously reported.

	Total Return			Total Return
	lowest to highest			lowest to highest
	as previously reported			as previously reported
	for the period ended			for the period ended
	December 31, 2004			December 31, 2003

AG2	(4.20)	to	6.54%	22.62	to	34.98%
AG3				(0.64)	to	22.48
AI7				19.18	to	38.45
AI8	21.10	to	48.04	3.21	to	27.34
AI9				(12.65)	to	27.99
SGI	24.19	to	25.99	35.15	to	66.82
AL1				32.66	to	33.63
AN1	6.06	to	7.10	10.44	to	25.69
AN2				(14.49)	to	48.87
AN3				(2.87)	to	36.58
AN4	21.36	to	74.85	40.14	to	48.59
AN5	10.77	to	13.07	(8.28)	to	52.18
FL1	12.50	to	13.83	7.03	to	29.88
FL2				(10.68)	to	41.39
FL3	0.49	to	1.93	(21.21)	to	35.94
FTG	13.41	to	58.24	29.43	to	38.47
FTI	16.03	to	57.61	29.04	to	36.96
GS2	14.17	to	37.93
GS3				23.28	to	36.53
GS4	5.72	to	17.44
GS7	(2.09)	to	7.83	15.97	to	29.29
IV1	11.01	to	12.03	(6.63)	to	47.81
IV2	(10.49)	to	12.58	26.41	to	40.32
LA1				(0.18)	to	37.39
LA2				2.51	to	30.31
LA3	18.17	to	35.90	(10.40)	to	43.17
CAS				(45.99)	to	27.25
GSS	1.84	to	2.58
HYS				18.80	to	20.34
M1A				(11.72)	to	36.28

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		Total Return			Total Return
		lowest to highest			lowest to highest
		as previously reported			as previously reported
		for the period ended			for the period ended
		December 31, 2004			December 31, 2003

M1B				%	12.04	to	23.65%
MFC					18.48	to	26.50
MFD					19.50	to	33.68
MFE					5.51	to	48.75
MFF					22.18	to	35.13
MFJ	8.30	to	19.30		2.50	to	20.93
MFK					(0.42)	to	10.10
MFL					(9.23)	to	25.84
TRS	9.40	to	10.20		14.98	to	19.36
OP4	8.99	to	9.50		4.45	to	20.37
PHY	6.76	to	8.31		7.41	to	32.51
PMB	9.26	to	10.84		6.05	to	51.76
PRR					6.57	to	11.88
PTR					(0.47)	to	7.33
RX1					(28.93)	to	44.81
RX2					(31.85)	to	62.00
SC1	(1.79	) to	3.57		(2.03)	to	(0.46)
SC2	4.18	to	15.19		7.35	to	22.91
SC3	29.91	to	31.80		21.37	to	66.01
SC5					7.18	to	39.73
SC7	9.86	to	11.17		(5.76)	to	34.96
SCB	15.40	to	17.08		0.76	to	44.16
SCM	17.61	to	97.95		12.09	to	68.94

Report of Independent Registered Public Accounting Firm

To the Participants in Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of AIM V.I. Growth Series 2 Sub-Account, AIM V.I. Core Equity Series 2 Sub-Account, AIM V.I. Capital Appreciation Sub-Account, AIM V.I. Growth Sub-Account, AIM V.I. Growth and Income Sub-Account, AIM V.I. International Equity Sub-Account, AIM V.I Value Sub-Account, AIM V.I. Capital Appreciation Series 2 Sub-Account, AIM V.I. International Growth Series 2 Sub-Account, AIM V.I. Premier Equity Series 2 Sub-Account, Arnhold and S. Bleichroader First Eagle SoGen Overseas Variable Sub-Account, Alger American Growth Sub-Account, Alger American Income and Growth Sub-Account, Alger American Small Capitalization Sub-Account, Alliance VP Premier Growth Sub-Account, Alliance VP Technology Sub-Account, Alliance VP Growth and Income Sub-Account, Alliance VP Worldwide Privatization Sub-Account, Alliance VP Quasar Sub-Account, Credit Suisse Institutional Emerging Markets Sub-Account, Credit Suisse Institutional International Equity Sub-Account, Credit Suisse Institutional Global Post-Venture Capital Sub-Account, Credit Suisse Institutional Small Company Growth Sub-Account, Fidelity VIP Contrafund Sub-Account, Fidelity VIP Overseas Sub-Account, Fidelity VIP Growth Sub-Account, Franklin Templeton VIP Growth Securities Class 2 Sub-Account, Franklin Templeton VIP Foreign Securities Class 2 Sub-Account, Goldman Sachs VIT CORE Small Cap Equity Sub-Account, Goldman Sachs VIT CORE U.S. Equity Sub-Account, Goldman Sachs VIT Growth and Income Sub-Account, Goldman Sachs VIT International Equity Sub-Account, Goldman Sachs VIT Capital Growth Sub-Account, INVESCO VIF Dynamics Sub-Account, INVESCO VIF Small Company Growth Sub-Account, J.P. Morgan Trust II U.S. Disciplined Equity Sub-Account, J.P. Morgan Trust II International Opportunities Sub-Account, J.P. Morgan Trust II Small Company Sub-Account, Lord Abbett Growth and Income Sub-Account, Lord Abbett Mid Cap Value Sub-Account, Lord Abbett International Sub-Account, MFS/Sun Life Capital Appreciation Sub-Account, MFS/Sun Life Emerging Growth Sub-Account, MFS/Sun Life Government Securities Sub-Account, MFS/Sun Life High Yield Sub-Account, MFS/Sun Life New Discovery S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock S Class Sub-Account, MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, MFS/Sun Life Massachusetts Investors Trust S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Sub-Account, MFS/Sun Life Massachusetts Investors Trust Sub-Account, MFS/Sun Life Money Market Sub-Account, MFS/Sun Life New Discovery Sub-Account, MFS/Sun Life Total Return Sub-Account, MFS/Sun Life Utilities Sub-Account, OCC Accumulation Equity Sub-Account, OCC Accumulation Mid Cap Sub-Account, OCC Accumulation Small Cap Sub-Account, OCC Accumulation Managed Sub-Account, PIMCO VIT High Yield Sub-Account, PIMCO VIT Emerging Markets Bond Sub-Account, PIMCO VIT Real Return Sub-Account, PIMCO VIT Total Return Sub-Account, Rydex VT Nova Sub-Account, Rydex VT OTC Sub-Account, Salomon Brothers VS Capital Sub-Account, Salomon Brothers VS Investors Sub-Account, Salomon Brothers VS Strategic Bond Sub-Account, Salomon Brothers VS Total Return Sub-Account, Sun Capital Money Market Sub-Account, Sun Capital Investment Grade Bond Sub-Account, Sun Capital Real Estate Sub-Account, Sun Capital SC Blue Chip Mid Cap Sub-Account, Sun Capital SC Davis Venture Value Sub-Account, Sun Capital SC Value Small Cap Sub-Account, and Sun Capital SC Value All Cap Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the "Sub-Accounts"), as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Boston, Massachusetts

April 7, 2006

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS
A.	Condensed Financial Information - Accumulation Unit Values (Part A).

B.	Financial Statements of the Depositor (Part B)

	1.	Consolidated Statements of Income, Years Ended December 31, 2005, 2004 and 2003;
	2.	Consolidated Balance Sheets, December 31, 2005 and 2004,
	3.	Consolidated Statements of Comprehensive Income, Years Ended December 31, 2005, 2004 and 2003;
	4.	Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2005, 2004 and 2003;
	5.	Consolidated Statements of Cash Flows, Years Ended December 31, 2005, 2004 and 2003;
	6.	Notes to Consolidated Financial Statements; and
	7.	Report of Independent Registered Public Accounting Firm.

C.	Financial Statements of the Registrant (Part B)

	1.	Statement of Condition, December 31, 2005;
	2.	Statement of Operations, Year Ended December 31, 2005;
	3.	Statements of Changes in Net Assets, Years Ended December 31, 2005 and December 31, 2004;
	4.	Notes to Financial Statements; and
	5.	Report of Independent Registered Public Accounting Firm.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)

Resolution of Board of Directors of the depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)

Distribution Agreement between the Depositor, Massachusetts Financial Services Company and Clarendon Insurance Agency, Inc. (Incorporated herein by referenceto Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)

Specimen Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(ii)

Specimen Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(iii)

Specimen Registered Representatives Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)

Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed September 29, 1999);

(4)(b)

Specimen Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-82957, filed September 29, 1999);

(4)(c)

Specimen Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed September 29, 1999);

(4)(d)	Specimen Qualified Plan Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed February 3, 2000);

(4)(e)

Specimen Revised Specification Page to be issued in connection with certificate (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-82957, filed April 21, 2001);

(4)(f)

Specimen Revised Specification Page to be issued in connection with Individual Annuity Contract (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-4, File No. 333-82957, filed April 21, 2001);

(5)(a)

Specimen Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed September 29, 1999);

(5)(b)

Specimen Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed September 29, 1999);

(5)(c)

Specimen Revised Application to be used with Certificate, filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-82957, filed April 21, 2001);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(7)	Not Applicable;

(8)(a)

Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(b)

Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable, Insurance Trust, Goldman Sachs & Co. and the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(c)

Participation Agreement between Depositor and J.P. Morgan Services Trust II (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(d)

Participation Agreement dated February 17, 1998 by and among MFS/Sun Life Services Trust, the Depositor and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(e)

Participation Agreement dated February 17, 1998 by and among OCC Accumulation Trust, the Depositor and OCC Distributors (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(f)

Participation Agreement dated February, 1998 by and among the Depositor, Warburg Pincus Trust, Warburg Pincus Asset Management, Inc. and Counsellors Securities, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(g)

Participation Agreement dated February 17, 1998 by and among the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement in Form N-4, File No. 333-82957, filed February 3, 2000);

(8)(h)

Amended and Restated Participation Agreement dated December 18, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(i)

Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-82957, filed April 23, 2004);

(8)(j)

Participation Agreement dated December 1, 1996 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation. (Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed January 1, 1997);

(8)(k)

Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-82957, filed April 23, 2004);

(9)

Opinion of Counsel as to the legality of the securities being registered and Consent to its use (Incorporated by reference to the Registration Statement on Form N-4, File No. 333-82957, filed July 15, 1999);

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Financial Statement Schedules I and VI (Incorporated herein by reference to the Depositor's Form 10-K Annual Report for the fiscal year ended December 31, 2005, filed on March 23, 2006);

(12)	Not Applicable;

(13)

Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 29, 1998);

(14)	Not Applicable;

(15)(a)	Powers of Attorney;*

(15)(b)

Resolution of the Board of Directors of the depositor dated July 24, 2003, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(16)	Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 11, 2006)

* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Name and Principal Business Address*	Positions and Offices With Depositor
C. James Prieur Sun Life Assurance Company of Canada 150 King Street West, SC 106A35 Toronto, Ontario Canada M5H 1J9	Chairman and Director
Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director
Gary Corsi Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3380 Wellesley Hills, MA 02481	Director & Vice President and Chief Financial Officer and Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3358 Wellesley Hills, MA 02481	Director & Vice President and General Counsel
Paul W. Derksen Sun Life Assurance Company of Canada 150 King Street West, SC 105D10 Toronto, Ontario Canada M5H 1J9	Director
Mary M. Fay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 4250 Wellesley Hills, MA 02481	Director & Vice President and General Manager, Annuities
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3376 Wellesley Hills, MA 02481	President and Director
Donald A. Stewart Sun Life Assurance Company of Canada 150 King Street West, SC 106A35 Toronto, Ontario Canada M5H 1J9	Director
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West, SC 104A25 Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3370 Wellesley Hills, MA 02481	Vice President and Chief Actuary
Ellen B. King Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 1335 Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park , SC 2163 Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Assurance Company of Canada is filed as Exhibit 16 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83516, filed April 11, 2006.

None of the companies listed in Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

As of March 17, 2006, there were 5,209 qualified and 7,185 non-qualified Contracts issued and outstanding.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), a copy of which was filed as Exhibit 3(b) to the Registration Statement of the Depositor on Form S-1, File No. 33-29851, provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, H and I, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, and D and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

Name and Principal	Position and Offices
Business Address*	with Underwriter
Katherine E. Sarvary	President
Claude A. Accum	Director
Gary Corsi	Director
Mary M. Fay	Director
Ellen B. King	Secretary
Ann B. Teixeira	Assistant Vice President, Compliance
Thomas Horack	Chief Compliance Officer
Michael L. Gentile	Vice President
John E. Coleman	Vice President
Nancy C. Atherton	Assistant Vice President & Tax Officer
Jane F. Jette	Financial/Operations Principal and Treasurer

*The principal business address of all directors and officers of the principal underwriter, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(b) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable. Item 32. UNDERTAKINGS

The Registrant hereby undertakes:
(a)

To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)

To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)

Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 26th day of April, 2006.
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ ROBERT C. SALIPANTE*
Robert C. Salipante, President & Director

*By: /s/ SANDRA M. DADALT

Sandra M. DaDalt

Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Robert C. Salipante*	President and Director	April 26, 2006
Robert C. Salipante	(Principal Executive Officer)

/s/ Gary Corsi*	Vice President, Chief Financial Officer and	April 26, 2006
Gary Corsi	Treasurer and Director
(Principal Financial and Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	April 26, 2006
Sandra M. DaDalt	Donald A. Stewart, Director
C. James Prieur, Chairman and Director
Thomas A. Bogart, Director
Paul W. Derksen, Director
Scott M. Davis, Director and Vice President and General Counsel
Mary M. Fay, Director and Vice President and General Manager, Annuities

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of Board of Directors is incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-112506) filed on or about February 5, 2004. Powers of attorney are included herein as Exhibit 15(a).

EXHIBIT INDEX

10(a) Consent of Independent Registered Public Accounting Firm

10(b) Representation of Counsel

15(a) Powers of Attorney